UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05742

Name of Fund: BlackRock Funds

BlackRock All-Cap Energy & Resources Portfolio

BlackRock Emerging Markets Dividend Fund

BlackRock Energy & Resources Portfolio

BlackRock Flexible Equity Fund

BlackRock Global Opportunities Portfolio

BlackRock Health Sciences Opportunities Portfolio

BlackRock International Opportunities Portfolio

BlackRock Managed Volatility Portfolio

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Science & Technology Opportunities Portfolio

BlackRock Small Cap Growth Equity Portfolio

BlackRock U.S. Opportunities Portfolio

Fund Address:   100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 09/30/2016

Date of reporting period: 03/31/2016

Item 1 – Report to Stockholders

MARCH 31, 2016

SEMI-ANNUAL REPORT (UNAUDITED)	BLACKROCK®

BlackRock FundsSM

▶   BlackRock All-Cap Energy & Resources Portfolio

▶   BlackRock Emerging Markets Dividend Fund

▶   BlackRock Energy & Resources Portfolio

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and prospectuses by enrolling in the electronic delivery program. Electronic copies of shareholder reports and prospectuses are also available on BlackRock’s website.

TO ENROLL IN ELECTRONIC DELIVERY:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1. Access the BlackRock website at blackrock.com

2. Select “Access Your Account”

3. Next, select “eDelivery” in the “Related Resources” box and follow the sign-up instructions

2	BLACKROCK FUNDS	MARCH 31, 2016

The Markets in Review

Dear Shareholder,

Diverging monetary policies and shifting economic outlooks across regions have been the overarching themes driving financial markets over the past couple of years. Investors spent most of 2015 anticipating the end of the Federal Reserve’s (the “Fed”) near-zero interest rate policy as U.S. growth outpaced other developed markets. The Fed ultimately hiked rates in December, whereas the European Central Bank and the Bank of Japan took additional steps to stimulate growth, even introducing negative interest rates. The U.S. dollar had strengthened considerably ahead of these developments, causing profit challenges for U.S. companies that generate revenues overseas, and pressuring emerging market currencies and commodities prices.

Global market volatility increased in the latter part of 2015 and spilled over into early 2016. Oil prices were a key factor behind the instability after collapsing in mid-2015 due to excess global supply. China, one of the world’s largest consumers of oil, was another notable source of stress for financial markets. Signs of slowing economic growth, a depreciating yuan and declining confidence in the country’s policymakers stoked investors’ worries about the potential impact of China’s weakness on the global economy.

Fears of a global recession started to fade toward the end of the first quarter of 2016 and volatility abated. Central bank stimulus in Europe and Japan, combined with a more tempered outlook for rate hikes in the United States, helped bolster financial markets. A softening in U.S. dollar strength offered some relief to U.S. exporters and emerging market economies. Oil prices found firmer footing as global supply showed signs of leveling off.

The selloff in risk assets at the turn of the year has resulted in more reasonable valuations and some appealing entry points for investors today. However, investors continue to face the headwinds of uncertainty around China’s growth trajectory and currency management, the potential consequences of negative interest rates and geopolitical risks.

For the 12 months ended March 31, 2016, higher-quality assets such as municipal bonds, U.S. Treasuries and investment grade corporate bonds generated positive returns, while riskier assets such as non-U.S. and small cap equities broadly declined.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to adjust accordingly as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of March 31, 2016
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	8.49%	1.78%
U.S. small cap equities (Russell 2000® Index)	2.02	(9.76)
International equities (MSCI Europe, Australasia, Far East Index)	1.56	(8.27)
Emerging market equities (MSCI Emerging Markets Index)	6.41	(12.03)
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.10	0.12
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	3.27	3.05
U.S. investment grade bonds (Barclays U.S. Aggregate Bond Index)	2.44	1.96
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.23	3.95
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	1.23	(3.66)

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of March 31, 2016	BlackRock All-Cap Energy & Resources Portfolio

Investment Objective

BlackRock All-Cap Energy & Resources Portfolio’s (the “Fund”) investment objective is to provide long-term growth of capital.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended March 31, 2016, the Fund underperformed its benchmark, the MSCI World Energy Index.

What factors influenced performance?

•

The Fund’s underperformance was primarily due to a poorly timed decision to increase the portfolio’s oil price sensitivity during the first quarter of 2015. At that time, the investment advisor’s view was that oil producers were beginning to react to lower prices by curtailing their drilling activity. As a result, U.S. production began to show the first signs of wavering — a development that is typically positive for prices. The investment advisor therefore increased the Fund’s sensitivity to oil prices by adding to its overweight position in exploration & production companies (“E&Ps”) and increasing the extent of its underweight to the more defensive integrated oil and gas stocks. The recovery in oil did not transpire, however, due primarily to higher-than- expected supply from OPEC (Organization of the Petroleum Exporting Countries). The portfolio’s higher sensitivity to oil prices — which the investment advisor maintained throughout the second half of 2015 and into the first quarter of this year — therefore detracted from performance.

•

At the individual stock level, the Fund’s overweight positions in the E&P stocks Encana Corp., Marathon Oil Corp. and Devon Energy Corp. were notable detractors. An underweight in Chevron Corp. also hindered results, as this defensive, integrated company outperformed when the broader energy sector was under pressure in the November-January interval.

•

The Fund’s underweight in the oil services industry contributed to relative performance. Stocks in this group lagged significantly as the onshore rig count continued to fall and integrated energy companies markedly reduced capital expenditures. Underweight positions in Baker Hughes, Inc., National

Oilwell Varco, Inc. and AMEC Foster Wheeler PLC were among the top contributors to relative performance.

Describe recent portfolio activity.

•	The Fund increased its emphasis on quality by raising its exposure to integrated companies in the first half of the period.

•

After holding a below-benchmark weighting in the refining industry for much of 2015, the Fund began to reduce the extent of this underweight at the beginning of 2016. The basis for this decision was the investment advisor’s belief that many companies in the group would continue to benefit from low crude prices. Despite these additions, the Fund maintained its underweights in both international refiners and the industry as a whole.

•	The investment advisor funded these shifts by reducing the Fund’s position in E&P stocks whose higher cost structures make them more vulnerable to potential oil price weakness.

Describe portfolio positioning at period end.

•

The Fund held its largest overweight in the E&P sub-sector, while its most significant underweight was in oil services stocks. This positioning was driven by the investment advisor’s view that oil services providers were likely to face additional pressure as integrated companies cut their capital expenditures. The Fund’s overweight in the E&P sub-sector reflected the investment advisor’s confidence in the underlying fundamentals of the companies in which it was invested.

•	The investment advisor continued to position the Fund for a gradual recovery in the oil market, highlighted by its focus on companies with high-quality assets and solid balance sheets.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Net Assets

Royal Dutch Shell PLC, Class A	11%
Exxon Mobil Corp.	11
Schlumberger Ltd.	7
Chevron Corp.	7
ConocoPhillips	5
Occidental Petroleum Corp.	4
EOG Resources, Inc.	4
BP PLC	4
Phillips 66	4
Pioneer Natural Resources Co.	3

Industry Allocation	Percent of Net Assets

Oil, Gas & Consumable Fuels	90%
Energy Equipment & Services	8
Short-Term Securities	2

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

4	BLACKROCK FUNDS	MARCH 31, 2016

BlackRock All-Cap Energy & Resources Portfolio

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]

Under normal market conditions, the Fund invests at least 80% of its total assets in equity securities of global energy and natural resources companies and companies in associated businesses, as well as utilities (such as gas, water, cable, electrical and telecommunications utilities).

[3]	A free float-adjusted market capitalization index that represents the energy segment in global developed market equity performance.

Performance Summary for the Period Ended March 31, 2016

		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	1.20%	(22.48)%	N/A	(10.93)%	N/A	(1.09)%	N/A
Service	1.03	(22.72)	N/A	(11.26)	N/A	(1.45)	N/A
Investor A	1.08	(22.73)	(26.79)%	(11.30)	(12.25)%	(1.48)	(2.01)%
Investor B	0.66	(23.29)	(26.75)	(11.95)	(12.30)	(2.06)	(2.06)
Investor C	0.66	(23.33)	(24.09)	(11.94)	(11.94)	(2.20)	(2.20)
MSCI World Energy Index	4.36	(15.49)	N/A	(5.35)	N/A	0.66	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example
	Actual			Hypothetical[6]
	Beginning Account Value October 1, 2015	Ending Account Value March 31, 2016	Expenses Paid During the Period[5]	Beginning Account Value October 1, 2015	Ending Account Value March 31, 2016	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$1,012.00	$ 4.83	$1,000.00	$1,020.20	$ 4.85	0.96%
Service	$1,000.00	$1,010.30	$ 6.94	$1,000.00	$1,018.10	$ 6.96	1.38%
Investor A	$1,000.00	$1,010.80	$ 6.94	$1,000.00	$1,018.10	$ 6.96	1.38%
Investor B	$1,000.00	$1,006.60	$10.53	$1,000.00	$1,014.50	$10.58	2.10%
Investor C	$1,000.00	$1,006.60	$10.53	$1,000.00	$1,014.50	$10.58	2.10%

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

[6]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 11 for further information on how expenses were calculated.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights on pages 24-28.

BLACKROCK FUNDS	MARCH 31, 2016	5

Fund Summary as of March 31, 2016	BlackRock Emerging Markets Dividend Fund

Investment Objective

BlackRock Emerging Markets Dividend Fund’s (the “Fund”) investment objective is primarily to seek investment income; and, as a secondary objective, to seek capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended March 31, 2016, the Fund underperformed its benchmark, the MSCI Emerging Markets Index.

What factors influenced performance?

•

Stock selection in Russia was the most significant detractor from performance, followed by stock selection in South Korea. In Russia, the leading hinderance was a position in the domestic retailer Magnit PJSC, which experienced short-term pressure on its profit margins due to general macroeconomic weakness. Hengan International Group Co., Ltd., a Chinese manufacturer of diapers and sanitary products that reported weaker-than-expected results for the 2015 fiscal year, was the Fund’s primary individual detractor overall.

•

The most substantial contribution to relative performance came from an overweight position in Brazil, along with stock selection in the country. An overweight in the education provider Kroton Educacional SA was the largest individual contributor. The stock was boosted by better student-loan financing terms, as well as a broader rally in Brazilian stocks that was sparked by the improving prospects for political change. The strength in Brazil’s market also supported outperformance for the Brazilian financial firms Itau Unibanco Holding SA, CETIP SA — Mercados Organizados and Multiplan

Empreendimentos Imobiliarios SA. The Fund’s security selection in Taiwan benefited performance positively, as well.

Describe recent portfolio activity.

•

The investment advisor continued to shift the portfolio into high-quality, cyclical growth stocks, a market segment where it believed valuations had become very attractive. It subsequently increased the Fund’s weightings in the consumer discretionary, materials, and industrials sectors, in part by initiating positions in Hero Motorcorp LTD, MMC Norilsk Nickel, and Embraer SA, respectively. Conversely, it reduced its allocations to the consumer staples and information technology (“IT”) sectors. At the country level, the investment advisor added exposure to India and trimmed the Fund’s weighting in Taiwan and Russia.

Describe portfolio positioning at period end.

•

The investment advisor remained focused on identifying companies with high-quality balance sheets and strong cash flows. Relative to the benchmark, the Fund ended the period with its largest overweight positions in Thailand and Mexico, while its most significant underweights were in South Korea and South Africa. At the sector level, the Fund was overweight in industrials and underweight in information technology.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Net Assets

Taiwan Semiconductor Manufacturing Co. Ltd. — ADR	5%
Hengan International Group Co. Ltd.	4
PTT PCL — NVDR	3
China Mobile Ltd.	3
Itau Unibanco Holding SA — ADR	3
Grupo Aeroportuario del Pacifico SAB de CV, Class B	3
Hero MotoCorp Ltd.	3
Industrial & Commercial Bank of China Ltd., H Shares	3
Novatek OAO — GDR	2
NTPC Ltd.	2

Geographic Allocation	Percent of Net Assets

China	24%
India	11
Taiwan	10
Mexico	10
Brazil	9
Thailand	9
South Korea	7
Russia	5
South Africa	3
Chile	2
Indonesia	2
Poland	2
Other[1]	6

[1]	Includes holdings within countries that are 1% or less of net assets. Please refer to the Schedule of Investments for such countries.

6	BLACKROCK FUNDS	MARCH 31, 2016

BlackRock Emerging Markets Dividend Fund

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge. The Fund’s total returns prior to August 16, 2013, are the returns of the Fund when it followed different investment strategies under the name BlackRock China Fund.

[2]

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in dividend paying equity securities of, or derivatives having economic characteristics similar to the dividend-paying equity securities of, companies domiciled in, or tied economically to, emerging market countries.

[3]

A free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 23 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and the United Arab Emirates.

[4]	Commencement of operations.

Performance Summary for the Period Ended March 31, 2016
		Average Annual Total Returns[5]
		1 Year		Since Inception[6]
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	5.06%	(11.36)%	N/A	(4.57)%	N/A
Investor A	5.01	(11.47)	(16.12)%	(4.79)	(5.83)%
Investor C	4.70	(12.21)	(13.08)	(5.48)	(5.48)
MSCI Emerging Markets Index	6.41	(12.03)	N/A	(4.79)	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

[6]	The Fund commenced operations on April 29, 2011.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example
	Actual			Hypothetical[8]
	Beginning Account Value October 1, 2015	Ending Account Value March 31, 2016	Expenses Paid During the Period[7]	Beginning Account Value October 1, 2015	Ending Account Value March 31, 2016	Expenses Paid During the Period[7]	Annualized Expense Ratio
Institutional	$1,000.00	$1,050.60	$ 7.74	$1,000.00	$1,017.45	$ 7.62	1.51%
Investor A	$1,000.00	$1,050.10	$ 9.12	$1,000.00	$1,016.10	$ 8.97	1.78%
Investor C	$1,000.00	$1,047.00	$12.95	$1,000.00	$1,012.35	$12.73	2.53%

[7]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

[8]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 11 for further information on how expenses were calculated.

BLACKROCK FUNDS	MARCH 31, 2016	7

Fund Summary as of March 31, 2016	BlackRock Energy & Resources Portfolio

Investment Objective

BlackRock Energy & Resources Portfolio’s (the “Fund”) investment objective is to provide long-term growth of capital.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended March 31, 2016, the Fund underperformed its benchmark, the MSCI World Small and Mid-Cap Energy Index.

What factors influenced performance?

•

The Fund’s overweight position in U.S.-focused exploration and production (“E&P”) company Marathon Oil Corp. detracted from relative performance during the period. The company announced weaker-than-expected results for the fourth quarter and full year 2015, and it abandoned a prospect well in the Gulf of Mexico following an unsuccessful drill. The Fund’s underweight in the U.S refiner Tesoro Corp., which benefited from the divergence between West Texas Intermediate (U.S.) and Brent (international) crude oil, also hindered performance results.

•

The Fund’s overweight position in the international E&P company Cairn Energy PLC, which reported favorable results from three appraisal wells at its offshore Senegal oil field, made a positive contribution to relative performance. An overweight position in Enbridge, Inc. was also a notable contributor. As a distribution company, Enbridge demonstrated resiliency during a time of falling oil prices.

Describe recent portfolio activity.

•

The investment advisor added to its favored E&P stocks early in the period, reflecting its belief that many companies in the sector offered attractive relative valuations. In the latter part of the period, the Fund reduced some of its positions in E&P stocks whose higher cost structures made them more vulnerable to potential oil price weakness. The Fund rotated the proceeds of these sales into refining stocks that were positioned to benefit from strong U.S. gasoline consumption, thereby reducing the extent of the portfolio’s underweight in this sub-sector.

Describe portfolio positioning at period end.

•

The Fund held its largest overweight in the E&P sub-sector, while its most significant underweight was in oil services stocks. This positioning was driven by the investment advisor’s view that oil services providers were likely to face additional pressure as integrated companies cut their capital expenditures. The Fund’s overweight in the E&P sub-sector reflected the investment advisor’s confidence in the underlying fundamentals of the companies in which it was invested.

•	The investment advisor continued to position the Fund for a gradual recovery in the oil market, highlighted by its focus on companies with high-quality assets and solid balance sheets.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Net Assets

Enbridge, Inc.	7%
EQT Corp.	7
Cimarex Energy Co.	6
Cairn Energy PLC	5
Cabot Oil & Gas Corp.	5
Hess Corp.	5
Cameron International Corp.	4
Oil Search Ltd.	4
Helmerich & Payne, Inc.	4
Gulfport Energy Corp.	4

Industry Allocation	Percent of Net Assets

Oil, Gas & Consumable Fuels	88%
Energy Equipment & Services	10
Short-Term Securities	2

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

8	BLACKROCK FUNDS	MARCH 31, 2016

BlackRock Energy & Resources Portfolio

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]

Under normal conditions, the Fund invests at least 80% of its total assets in equity securities of global energy and natural resources companies and companies in associated businesses, as well as utilities (such as gas, water, cable, electrical and telecommunications utilities).

[3]

An index comprised of the energy sector constituents of the MSCI World SMID Index, a free float-adjusted market capitalization weighted index designed to measure the equity market performance of the mid and small cap developed market.

Performance Summary for the Period Ended March 31, 2016
		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	(3.29)%	(30.40)%	N/A	(17.36)%	N/A	(5.38)%	N/A
Investor A	(3.40)	(30.59)	(34.23)%	(17.61)	(18.50)%	(5.68)	(6.19)%
Investor B	(3.73)	(31.06)	(34.16)	(18.23)	(18.55)	(6.25)	(6.25)
Investor C	(3.76)	(31.12)	(31.81)	(18.23)	(18.23)	(6.37)	(6.37)
MSCI World Small and Mid-Cap Energy Index	(3.12)	(28.97)	N/A	(14.23)	N/A	(3.47)	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example
	Actual			Hypothetical[6]
	Beginning Account Value October 1, 2015	Ending Account Value March 31, 2016	Expenses Paid During the Period[5]	Beginning Account Value October 1, 2015	Ending Account Value March 31, 2016	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$967.10	$ 5.26	$1,000.00	$1,019.65	$ 5.40	1.07%
Investor A	$1,000.00	$966.00	$ 6.78	$1,000.00	$1,018.10	$ 6.96	1.38%
Investor B	$1,000.00	$962.70	$10.30	$1,000.00	$1,014.50	$10.58	2.10%
Investor C	$1,000.00	$962.40	$10.30	$1,000.00	$1,014.50	$10.58	2.10%

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

[6]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 11 for further information on how expenses were calculated.

BLACKROCK FUNDS	MARCH 31, 2016	9

About Fund Performance

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

•

Service Shares (available only in All-Cap Energy & Resources Portfolio) are not subject to any sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee) and are only available to certain eligible investors.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

•

Investor B Shares (available only in All-Cap Energy & Resources Portfolio and Energy & Resources Portfolio) are subject to a maximum CDSC of 4.50%, declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. These shares are only available through exchanges and dividend reinvestments by current holders and for purchase by certain employer-sponsored retirement plans.

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor, has contractually agreed to waive and/or reimburse a portion of certain Funds’ expenses. Without such waiver and/or reimbursement, such Funds’ performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

10	BLACKROCK FUNDS	MARCH 31, 2016

Disclosure of Expenses

Shareholders of the Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on October 1, 2015 and held through March 31, 2016) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the headings entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2016	11

Schedule of Investments March 31, 2016 (Unaudited)	BlackRock All-Cap Energy & Resources Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Energy Equipment & Services — 8.5%
Halliburton Co.	39,900	$1,425,228
Schlumberger Ltd.	128,041	9,443,024

		10,868,252
Oil, Gas & Consumable Fuels — 89.7%
Anadarko Petroleum Corp.	86,250	4,016,663
BP PLC	1,009,200	5,049,378
Cabot Oil & Gas Corp.	105,100	2,386,821
Cairn Energy PLC (a)	624,855	1,789,869
California Resources Corp.	7,718	7,950
Carrizo Oil & Gas, Inc. (a)	23,600	729,712
Chevron Corp.	89,900	8,576,460
Cimarex Energy Co.	32,500	3,161,275
ConocoPhillips	154,300	6,213,661
Devon Energy Corp.	84,200	2,310,448
Enbridge, Inc.	83,000	3,231,168
Encana Corp.	235,750	1,437,644
Eni SpA	157,400	2,377,169
EOG Resources, Inc.	73,940	5,366,565
EQT Corp.	44,700	3,006,522
Exxon Mobil Corp.	159,000	13,290,810
Hess Corp.	76,213	4,012,614
Kosmos Energy Ltd. (a)	227,914	1,326,459
Lundin Petroleum AB (a)	72,001	1,217,056
Marathon Oil Corp.	242,900	2,705,906
Noble Energy, Inc.	60,500	1,900,305

Common Stocks	Shares	Value
Oil, Gas & Consumable Fuels (continued)
Occidental Petroleum Corp.	81,250	$5,559,937
Oil Search Ltd.	448,487	2,335,452
Phillips 66	56,000	4,849,040
Pioneer Natural Resources Co.	29,200	4,109,608
Royal Dutch Shell PLC, Class A	555,018	13,401,407
Tesoro Corp.	14,650	1,260,047
TOTAL SA	87,855	3,997,529
TransCanada Corp.	57,300	2,252,734
Valero Energy Corp.	49,300	3,162,102

		115,042,311
Total Long-Term Investments (Cost — $129,042,956) — 98.2%		125,910,563

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.37% (b)(c)	2,566,065	2,566,065
Total Short-Term Securities (Cost — $2,566,065) — 2.0%		2,566,065
Total Investments (Cost — $131,609,021) — 100.2%		128,476,628
Liabilities in Excess of Other Assets — (0.2)%		(202,625)

Net Assets — 100.0%		$128,274,003

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	During the six months ended March 31, 2016, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at September 30, 2015	Net Activity	Shares/ Beneficial Interest Held at March 31, 2016	Income		Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	1,684,891	881,174	2,566,065	$ 4,194		$115
BlackRock Liquidity Series, LLC, Money Market Series	$1,057,122	$(1,057,122)	—	$22,882	[1]	—
Total				$27,076		$115

[1]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(c)	Current yield as of period end.

Portfolio Abbreviations
ADR	American Depositary Receipts	NVDR	Non-Voting Depository Receipts
GDR	Global Depositary Receipts	USD	U.S. Dollar
MXN	Mexican Peso

See Notes to Financial Statements.

12	BLACKROCK FUNDS	MARCH 31, 2016

Schedule of Investments (concluded)	BlackRock All-Cap Energy & Resources Portfolio

•

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Energy Equipment & Services	$10,868,252	—	—	$10,868,252
Oil, Gas & Consumable Fuels	84,874,451	$30,167,860	—	115,042,311
Short-Term Securities	2,566,065	—	—	2,566,065

Total	$98,308,768	$30,167,860	—	$128,476,628

The Fund may hold assets in which the fair value approximates the carrying amount for financial statement purposes. As of period end, foreign currency at value of $21,929 are categorized as Level 1 within the disclosure hierarchy.

During the six months ended March 31, 2016, there were no transfers between levels.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2016	13

Schedule of Investments March 31, 2016 (Unaudited)	BlackRock Emerging Markets Dividend Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Brazil — 9.1%
BB Seguridade Participacoes SA	1,564	$12,875
BM&FBovespa SA — Bolsa de Valores Mercadorias e Futuros	6,943	29,543
CETIP SA — Mercados Organizados	1,250	13,940
Embraer SA — ADR	830	21,879
Itau Unibanco Holding SA — ADR	9,481	81,442
Kroton Educacional SA	16,231	51,821
Multiplan Empreendimentos Imobiliarios SA	938	14,048
Qualicorp SA	3,574	14,810

		240,358
Chile — 1.8%
Banco de Chile — ADR	747	48,144
China — 21.0%
Beijing Capital International Airport Co. Ltd., H Shares	30,000	32,040
China Construction Bank Corp., H Shares	70,000	44,811
China Merchants Holdings International Co. Ltd.	16,432	48,860
China Mobile Ltd.	8,000	88,600
China Mobile Ltd. — ADR	997	55,284
China Overseas Land & Investment Ltd.	8,000	25,337
China Vanke Co. Ltd., H Shares	10,500	25,766
Hengan International Group Co. Ltd.	11,500	100,163
Industrial & Commercial Bank of China Ltd., H Shares	119,000	66,661
Jiangsu Expressway Co. Ltd., H Shares	42,000	56,561
Zhejiang Expressway Co. Ltd., H Shares	12,000	12,877

		556,960
Greece — 0.7%
OPAP SA	2,735	19,148
Hong Kong — 1.3%
AIA Group Ltd.	6,000	34,104
Hungary — 0.4%
Richter Gedeon Nyrt	535	10,658
India — 11.0%
Bharat Petroleum Corp. Ltd.	2,057	28,082
Hero MotoCorp Ltd.	1,530	68,045
Housing Development Finance Corp. Ltd.	2,031	33,892
Indiabulls Housing Finance Ltd.	3,615	35,459
NTPC Ltd.	32,560	63,329
Sun TV Network Ltd.	6,336	36,104
Tata Consultancy Services Ltd.	710	27,019

		291,930
Indonesia — 1.7%
Jardine Cycle & Carriage Ltd.	800	23,755
Media Nusantara Citra Tbk PT	127,424	20,933

		44,688
Jersey — 1.2%
Centamin PLC	24,953	31,632
Kazakhstan — 0.1%
KCell JSC — GDR	1,044	3,769
Mexico — 9.6%
Bolsa Mexicana de Valores SAB de CV	21,150	36,260
Fomento Economico Mexicano SAB de CV — ADR	128	12,328
Grupo Aeroportuario del Pacifico SAB de CV, Class B	8,062	71,763

Common Stocks	Shares	Value
Mexico (continued)
Grupo Aeroportuario del Sureste SAB de CV — ADR	406	$60,969
Grupo Mexico SAB de CV, Series B	10,785	26,018
Kimberly-Clark de Mexico SAB de CV, Class A	19,460	47,014

		254,352
Peru — 0.7%
Credicorp Ltd.	150	19,652
Philippines — 1.0%
Alliance Global Group, Inc.	74,200	26,603
Poland — 1.6%
Powszechny Zaklad Ubezpieczen SA	4,596	43,739
Russia — 4.7%
MMC Norilsk Nickel PJSC — ADR	4,536	58,787
Novatek OAO — GDR	738	66,309

		125,096
South Africa — 2.7%
Mr Price Group Ltd.	3,238	38,871
Sanlam Ltd.	6,848	31,727

		70,598
South Korea — 4.8%
KT&G Corp.	412	39,672
LG Corp.	561	33,609
Samsung Life Insurance Co. Ltd.	285	29,320
SK Telecom Co. Ltd.	138	25,007

		127,608
Taiwan — 10.5%
Cleanaway Co. Ltd.	3,000	16,630
Eclat Textile Co. Ltd.	2,000	26,351
Far EasTone Telecommunications Co. Ltd.	11,000	24,636
Lite-On Technology Corp.	11,080	13,516
Taiwan Semiconductor Manufacturing Co. Ltd.	8,000	39,903
Taiwan Semiconductor Manufacturing Co. Ltd. — ADR	4,731	123,952
Tripod Technology Corp.	9,000	16,324
Yageo Corp.	10,902	18,005

		279,317
Thailand — 8.8%
Advanced Info Service PCL — NVDR	5,600	28,959
Central Pattana PCL — NVDR	19,000	27,758
Kasikornbank PCL — NVDR	5,900	28,971
PTT PCL — NVDR	11,700	92,882
Siam Cement PCL — NVDR	1,900	25,136
Siam City Cement PCL — NVDR	884	7,732
Siam Commercial Bank PCL — NVDR	5,800	23,212

		234,650

See Notes to Financial Statements.

14	BLACKROCK FUNDS	MARCH 31, 2016

Schedule of Investments (continued)	BlackRock Emerging Markets Dividend Fund

Common Stocks	Shares	Value
Turkey — 1.5%
BIM Birlesik Magazalar A/S	904	$19,601
Tupras Turkiye Petrol Rafinerileri A/S	714	20,110

		39,711
United States — 0.5%
Ternium SA — ADR	721	12,964
Total Common Stocks — 94.7%		2,515,681

Participation Notes (a)
China — 3.5%
Deutsche Bank AG (Db Heilan Home Co. Ltd., Class A), due 12/17/25	11,325	25,255
Deutsche Bank AG (Kweichow Moutai Co., Ltd., Class A), due 6/10/16	600	22,974
Deutsche Bank AG (Shanghai International Airport Co., Ltd., Class A), due 1/19/17	9,700	45,128

		93,357

Participation Notes (a)	Shares	Value
South Korea — 2.1%
Deutsche Bank AG (Hyundai Motor & Finance Co.), due 8/12/23	1,870	$54,288
Total Participation Notes — 5.6%		147,645
Total Long-Term Investments (Cost — $2,467,633) — 100.3%		2,663,326

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.37% (b)(c)	4,325	4,325
Total Short-Term Securities (Cost — $4,325) — 0.2%		4,325
Total Investments (Cost — $2,471,958) — 100.5%		2,667,651
Liabilities in Excess of Other Assets — (0.5)%		(12,733)

Net Assets — 100.0%		$2,654,918

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	During the six months ended March 31, 2016, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2015	Net Activity	Shares Held at March 31, 2016	Income	Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	27,717	(23,392)	4,325	$121	$4

(c)	Current yield as of period end.

Derivative Financial Instruments Outstanding as of Period End

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
MXN	1,766,882	USD	96,750	HSBC Bank PLC	4/29/16	$ 5,245
MXN	29,318	USD	1,607	JPMorgan Chase Bank N.A.	4/29/16	86
USD	76,209	MXP	1,358,000	Barclays Bank PLC	4/29/16	(2,183)
USD	24,253	MXP	438,200	Deutsche Bank AG	4/29/16	(1,043)
Total						$ 2,105

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2016	15

Schedule of Investments (continued)	BlackRock Emerging Markets Dividend Fund

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities we as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	$5,331	—	—	$5,331
Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	$3,226	—	—	$3,226

For the six months ended March 31, 2016, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Change in Unrealized Appreciation (Depreciation) on:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Forward foreign currency exchange contracts	—	—	—	$2,105	—	—	$2,105

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$50,231
Average amounts sold — in USD	$49,179

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) are as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Forward foreign currency exchange contracts	$5,331	$3,226

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$5,331	$3,226
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	$5,331	3,226

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral pledged by Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[1]
HSBC Bank PLC	$5,245	—	—	—	$5,245
JPMorgan Chase Bank N.A.	86	—	—	—	86

Total	$5,331	—	—	—	$5,331

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[2]
Barclays Bank PLC	$2,183	—	—	—	$2,183
Deutsche Bank AG	1,043	—	—	—	1,043

Total	$3,226	—	—	—	$3,226

[1]	Net amount represents the net amount receivable from the counterparty in the event of default.

[2]	Net amount represents the net amount payable due to the counterparty in the event of default.

See Notes to Financial Statements.

16	BLACKROCK FUNDS	MARCH 31, 2016

Schedule of Investments (concluded)	BlackRock Emerging Markets Dividend Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Brazil	$240,358	—	—	$240,358
Chile	48,144	—	—	48,144
China	55,284	$501,676	—	556,960
Greece	—	19,148	—	19,148
Hong Kong	—	34,104	—	34,104
Hungary	—	10,658	—	10,658
India	—	291,930	—	291,930
Indonesia	—	44,688	—	44,688
Jersey	—	31,632	—	31,632
Kazakhstan	3,769	—	—	3,769
Mexico	254,352	—	—	254,352
Peru	19,652	—	—	19,652
Philippines	—	26,603	—	26,603
Poland	—	43,739	—	43,739
Russia	125,096	—	—	125,096
South Africa	—	70,598	—	70,598
South Korea	—	127,608	—	127,608
Taiwan	123,952	155,365	—	279,317
Thailand	—	234,650	—	234,650
Turkey	—	39,711	—	39,711
United States	12,964	—	—	12,964
Participation Notes:
China	—	93,357	—	93,357
South Korea	—	54,288	—	54,288
Short-Term Securities	4,325	—	—	4,325

Total	$887,896	$1,779,755	—	$2,667,651

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	—	$5,331	—	$5,331
Liabilities:
Foreign currency exchange contracts	—	(3,226)	—	(3,226)

Total	—	$2,105	—	$2,105

[1]

Derivative financial instruments are forward foreign currency exchange contracts. Forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets in which the fair value approximates the carrying amount for financial statement purposes. As of period end, cash of $9,153 are categorized as Level 1 within the disclosure hierarchy.

During the six months ended March 31, 2016, there were no transfers between levels.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2016	17

Schedule of Investments March 31, 2016 (Unaudited)	BlackRock Energy & Resources Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Energy Equipment & Services — 10.1%
Cameron International Corp. (a)	157,000	$10,526,850
Helmerich & Payne, Inc.	161,500	9,483,280
Poseidon Concepts Corp. (a)	35,081	140
Superior Energy Services, Inc.	295,657	3,958,847

		23,969,117
Oil, Gas & Consumable Fuels — 88.1%
AltaGas Ltd.	330,700	8,504,624
Cabot Oil & Gas Corp.	506,580	11,504,432
Cairn Energy PLC (a)	4,259,792	12,201,985
Carrizo Oil & Gas, Inc. (a)	174,200	5,386,264
Cimarex Energy Co.	146,210	14,221,847
Concho Resources, Inc. (a)	85,100	8,598,504
Devon Energy Corp.	117,040	3,211,578
Enbridge, Inc.	413,500	16,097,448
Encana Corp.	831,500	5,070,629
Energen Corp.	89,900	3,289,441
EQT Corp.	238,844	16,064,647
Gulfport Energy Corp. (a)	322,455	9,138,375
Hess Corp.	206,200	10,856,430
HollyFrontier Corp.	134,000	4,732,880
Ithaca Energy, Inc. (a)	4,022,700	2,075,233
Kosmos Energy Ltd. (a)	1,234,888	7,187,048
Longview Energy Co. (a)	85,400	145,180
Lundin Petroleum AB (a)	259,753	4,390,688
Marathon Oil Corp.	748,500	8,338,290
Murphy Oil Corp.	149,800	3,773,462
Newfield Exploration Co. (a)	88,800	2,952,600
Noble Energy, Inc.	166,370	5,225,682
Oil Search Ltd.	1,920,500	10,000,814
Painted Pony Petroleum Ltd. (a)	561,600	1,846,415
PBF Energy, Inc., Class A	110,300	3,661,960
Pioneer Natural Resources Co.	60,127	8,462,274

Common Stocks	Shares	Value
Oil, Gas & Consumable Fuels (continued)
RSP Permian, Inc. (a)	175,912	$5,108,485
Tesoro Corp.	100,150	8,613,902
TransCanada Corp.	164,700	6,475,135
TransGlobe Energy Corp.	101,971	170,377
Western Refining, Inc.	103,800	3,019,542

		210,326,171
Total Common Stocks — 98.2%		234,295,288

Warrants
Oil, Gas & Consumable Fuels — 0.0%
Magnum Hunter Resources Corp. (Issued/Exercisable 10/15/13, 1 Share for 1 Warrant, Expires 4/15/16, Strike Price $8.50) (a)	235,700	2
Total Warrants — 0.0%		2
Total Long-Term Investments (Cost — $279,161,875) — 98.2%		234,295,290

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.37% (b)(c)	4,620,393	4,620,393
Total Short-Term Securities (Cost — $4,620,393) — 1.9%		4,620,393
Total Investments (Cost — $283,782,268) — 100.1%		238,915,683
Liabilities in Excess of Other Assets — (0.1)%		(241,337)

Net Assets — 100.0%		$238,674,346

Notes to Schedule of Investments

(a)	Non-income producing security.
(b)	During the six months ended March 31, 2016, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2015	Net Activity	Shares Held at March 31, 2016	Income		Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	8,250,169	(3,629,776)	4,620,393	$ 7,011		$153
BlackRock Liquidity Series, LLC Money Market Series	—	—	—	$67,470	[1]	—
Total				$74,481		$153

[1]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(c)	Current yield as of period end.

See Notes to Financial Statements.

18	BLACKROCK FUNDS	MARCH 31, 2016

Schedule of Investments (concluded)	BlackRock Energy & Resources Portfolio

•	For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Energy Equipment & Services	$23,968,977	$140	—	$23,969,117
Oil, Gas & Consumable Fuels	183,587,504	26,593,487	$145,180	210,326,171
Warrants	—	2	—	2
Short-Term Securities	4,620,393	—	—	4,620,393

Total	$212,176,874	$26,593,629	$145,180	$238,915,683

The Fund may hold assets in which the fair value approximates the carrying amount for financial statement purposes. As of period end, foreign currency at value of $113,833 are categorized as Level 1 within the disclosure hierarchy.

During the six months ended March 31, 2016, there were no transfers between levels.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2016	19

Statements of Assets and Liabilities

March 31, 2016 (Unaudited)	BlackRock All-Cap Energy & Resources Portfolio	BlackRock Emerging Markets Dividend Fund	BlackRock Energy & Resources Portfolio

Assets
Investments at value — unaffiliated[1]	$125,910,563	$2,663,326	$234,295,290
Investments at value — affiliated[2]	2,566,065	4,325	4,620,393
Cash	—	9,153	—
Foreign currency at value[3]	21,929	—	113,833
Receivables:
Investments sold	—	—	33,884
Capital shares sold	148,208	3,097	520,868
Dividends — affiliated	814	18	1,536
Dividends — unaffiliated	223,011	9,667	99,019
From the Manager	22,194	36,403	27,379
Unrealized appreciation on forward foreign currency exchange contracts	—	5,331	—
Prepaid expenses	49,928	29,943	40,194

Total assets	128,942,712	2,761,263	239,752,396

Liabilities
Payables:
Investments purchased	60,046	—	—
Capital shares redeemed	319,430	4,413	500,177
Custodian fees	5,580	6,126	9,532
Deferred foreign capital gain tax	—	2,018	—
Investment advisory fees	77,172	—	146,165
Officer’s and Trustees’ fees	2,751	1,558	4,831
Other accrued expenses	8,201	3,332	14,217
Other affiliates	8,412	—	13,620
Pricing fees	—	14,764	—
Printing fees	13,250	10,227	20,318
Professional fees	30,796	58,815	41,422
Service and distribution fees	40,199	606	61,780
Transfer agent fees	102,872	1,260	265,988
Unrealized depreciation on forward foreign currency exchange contracts	—	3,226	—

Total liabilities	668,709	106,345	1,078,050

Net Assets	$128,274,003	$2,654,918	$238,674,346

Net Assets Consist of
Paid-in capital	$217,626,872	$4,029,234	$493,949,767
Undistributed (accumulated) net investment income (loss)	1,031,035	(4,696)	(157,601)
Accumulated net realized loss	(87,253,283)	(1,565,537)	(210,252,783)
Net unrealized appreciation (depreciation)	(3,130,621)	195,917	(44,865,037)

Net Assets	$128,274,003	$2,654,918	$238,674,346

[1] Investments at cost — unaffiliated	$129,042,956	$2,467,633	$279,161,875
[2] Investments at cost — affiliated	$2,566,065	$4,325	$4,620,393
[3] Foreign currency at cost	$21,850	—	$113,645

See Notes to Financial Statements.

20	BLACKROCK FUNDS	MARCH 31, 2016

Statements of Assets and Liabilities (concluded)

March 31, 2016 (Unaudited)	BlackRock All-Cap Energy & Resources Portfolio	BlackRock Emerging Markets Dividend Fund	BlackRock Energy & Resources Portfolio

Net Asset Value
Institutional
Net assets	$39,270,287	$749,822	$59,722,573

Shares outstanding[1]	4,005,691	104,501	3,175,709

Net asset value	$9.80	$7.18	$18.81

Service
Net assets	$657,522	—	—

Shares outstanding[1]	68,449	—	—

Net asset value	$9.61	—	—

Investor A
Net assets	$56,389,686	$1,549,975	$143,779,259

Shares outstanding[1]	5,900,780	216,885	8,875,329

Net asset value	$9.56	$7.15	$16.20

Investor B
Net assets	$862,486	—	$692,868

Shares outstanding[1]	93,550	—	59,684

Net asset value	$9.22	—	$11.61

Investor C
Net assets	$31,094,022	$355,121	$34,479,646

Shares outstanding[1]	3,407,429	50,167	2,994,247

Net asset value	$9.13	$7.08	$11.52

[1]	Unlimited number of shares authorized, $0.001 par value.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2016	21

Statements of Operations

Six Months Ended March 31, 2016 (Unaudited)	BlackRock All-Cap Energy & Resources Portfolio	BlackRock Emerging Markets Dividend Fund	BlackRock Energy & Resources Portfolio

Investment Income
Dividends — unaffiliated	$1,981,331	$25,920	$1,937,792
Dividends — affiliated	4,194	121	7,011
Securities lending — affiliated — net	22,882	—	67,470
Foreign taxes withheld	(129,755)	(3,081)	(122,352)

Total income	1,878,652	22,960	1,889,921

Expenses
Investment advisory	429,024	15,810	893,569
Service and distribution — class specific	231,814	3,468	354,525
Transfer agent — class specific	149,826	2,531	350,799
Professional	36,682	51,043	37,312
Registration	34,888	20,710	30,759
Administration	24,311	672	50,635
Accounting services	18,415	4,383	33,899
Printing	12,670	9,227	18,816
Administration — class specific	11,435	316	23,835
Custodian	6,390	13,060	12,232
Officer and Trustees	4,568	3,047	6,698
Pricing	2,753	19,094	3,194
Miscellaneous	7,777	4,105	7,034

Total expenses	970,553	147,466	1,823,307
Less:
Fees waived by the Manager	(28,032)	(15,810)	(2,321)
Administration fees waived	—	(672)	—
Administration fees waived — class specific	(11,435)	(316)	(23,835)
Transfer agent fees waived — class specific	(9,567)	(219)	(20,663)
Transfer agent fees reimbursed — class specific	(71,199)	(2,248)	(99,041)
Expenses reimbursed by the Manager	—	(100,685)	—

Total expenses after fees waived and/or reimbursed	850,320	27,516	1,677,447

Net investment income (loss)	1,028,332	(4,556)	212,474

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	(17,756,924)	(454,709)	(65,127,371)
Investments — affiliated	115	4	153
Foreign currency transactions	(153,103)	(4,569)	23,373
Litigation proceeds	140,763	—	—

	(17,769,149)	(459,274)	(65,103,845)

Net change in unrealized appreciation (depreciation) on:
Investments	19,937,250	414,015 [1]	56,755,779
Foreign currency translations	2,324	2,393	859

	19,939,574	416,408	56,756,638

Net realized and unrealized gain (loss)	2,170,425	(42,866)	(8,347,207)

Net Increase (Decrease) in Net Assets Resulting from Operations	$3,198,757	$(47,422)	$(8,134,733)

[1]	Net of $2,018 foreign capital gain tax.

See Notes to Financial Statements.

22	BLACKROCK FUNDS	MARCH 31, 2016

Statements of Changes in Net Assets

	BlackRock All-Cap Energy & Resources Portfolio		BlackRock Emerging Markets Dividend Fund		BlackRock Energy & Resources Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30, 2015	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30, 2015	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30, 2015

Operations
Net investment income (loss)	$1,028,332	$1,789,472	$(4,556)	$82,284	$212,474	$(776,771)
Net realized loss	(17,769,149)	(18,421,280)	(459,274)	(434,953)	(65,103,845)	(57,204,951)
Net change in unrealized appreciation (depreciation)	19,939,574	(54,372,925)	416,408	(366,319)	56,756,638	(201,824,621)

Net increase (decrease) in net assets resulting from operations	3,198,757	(71,004,733)	(47,422)	(718,988)	(8,134,733)	(259,806,343)

Distributions to Shareholders[1]
From net investment income:
Institutional	(485,170)	(552,322)	(9,112)	(60,545)	—	—
Service	(10,079)	(18,439)	—	—	—	—
Investor A	(975,004)	(877,257)	(6,452)	(53,595)	—	—
Investor C	(271,932)	(179,697)	(896)	(10,861)	—	—

Decrease in net assets resulting from distributions to shareholders	(1,742,185)	(1,627,715)	(16,460)	(125,001)	—	—

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	20,098,588	(18,251,857)	360,724	(1,958,782)	(8,078,579)	(19,036,566)

Net Assets
Total increase (decrease) in net assets	21,555,160	(90,884,305)	296,842	(2,802,771)	(16,213,312)	(278,842,909)
Beginning of period	106,718,843	197,603,148	2,358,076	5,160,847	254,887,658	533,730,567

End of period	$128,274,003	$106,718,843	$2,654,918	$2,358,076	$238,674,346	$254,887,658

Undistributed (accumulated) net investment income (loss), end of period	$1,031,035	$1,744,888	$(4,696)	$16,320	$(157,601)	$(370,075)

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2016	23

Financial Highlights	BlackRock All-Cap Energy & Resources Portfolio

	Institutional
	Six Months Ended March 31, 2016 (Unaudited)

		Year Ended September 30,
		2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of period	$9.91	$16.26	$15.28	$13.51	$12.14	$13.76

Net investment income[1]	0.12	0.23	0.19	0.06	0.05	0.01
Net realized and unrealized gain (loss)	0.01	(6.34)	0.90	1.71	1.32	(1.51)[2]

Net increase (decrease) from investment operations	0.13	(6.11)	1.09	1.77	1.37	(1.50)

Distributions from net investment income[3]	(0.24)	(0.24)	(0.11)	(0.00)[4]	—	(0.12)

Net asset value, end of period	$9.80	$9.91	$16.26	$15.28	$13.51	$12.14

Total Return[5]
Based on net asset value	1.20%[6,7]	(37.94)%	7.16%	13.13%	11.29%	(11.10)%[8]

Ratios to Average Net Assets
Total expenses	1.17%[9]	1.11%[10]	1.00%[10]	0.98%[10]	0.95%[10]	0.93%[10]

Total expenses after fees waived and/or reimbursed and paid indirectly	0.96%[9]	0.96%	0.96%	0.96%	0.94%	0.93%

Net investment income	2.36%[9]	1.75%	1.15%	0.49%	0.34%	0.03%

Supplemental Data
Net assets, end of period (000)	$39,270	$20,753	$36,865	$35,726	$272,779	$400,269

Portfolio turnover rate	38%	51%	71%	28%	19%	22%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, assumes the reinvestment of distributions.

[6]	Includes a payment received from a settlement of litigation, which impacted the Fund’s total return. Excluding the payment from a settlement of litigation, the Fund’s total return is as follows:

	Six Months Ended March 31, 2016 (Unaudited)
		Year Ended September 30,
		2015	2014	2013	2012	2011
Total return	1.10%	—	—	—	—	—

[7]	Aggregate total return.

[8]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

[9]	Annualized.

[10]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended September 30, 2011, the ratio would have been 0.91%. There was no financial impact to the expense ratios for the years ended September 30, 2015, September 30, 2014, September 30, 2013 and September 30, 2012.

See Notes to Financial Statements.

24	BLACKROCK FUNDS	MARCH 31, 2016

Financial Highlights (continued)	BlackRock All-Cap Energy & Resources Portfolio

	Service
	Six Months Ended March 31, 2016 (Unaudited)

		Year Ended September 30,
		2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of period	$9.65	$15.81	$14.87	$13.20	$11.90	$13.49

Net investment income (loss)[1]	0.09	0.17	0.12	0.02	0.00 [2]	(0.05)
Net realized and unrealized gain (loss)	0.02	(6.16)	0.88	1.65	1.30	(1.47)[3]

Net increase (decrease) from investment operations	0.11	(5.99)	1.00	1.67	1.30	(1.52)

Distributions from net investment income[4]	(0.15)	(0.17)	(0.06)	—	—	(0.07)

Net asset value, end of period	$9.61	$9.65	$15.81	$14.87	$13.20	$11.90

Total Return[5]
Based on net asset value	1.14%[6,7]	(38.17)%	6.72%	12.65%	10.93%	(11.36)%[8]

Ratios to Average Net Assets
Total expenses	1.58%[9]	1.41%[10]	1.35%[10]	1.34%[10]	1.29%[10]	1.27%[10]

Total expenses after fees waived and/or reimbursed and paid indirectly	1.38%[9]	1.38%	1.34%	1.33%	1.29%	1.26%

Net investment income (loss)	1.78%[9]	1.33%	0.77%	0.17%	0.00%	(0.30)%

Supplemental Data
Net assets, end of period (000)	$658	$1,025	$2,046	$2,298	$3,828	$4,816

Portfolio turnover rate	38%	51%	71%	28%	19%	22%

[1]	Based on average shares outstanding.

[2]	Amount is less than $0.005 per share.

[3]	Includes redemption fees, which are less than $0.005 per share.

[4]	Distributions for annual periods determined in accordance with federal income tax regulations.

[5]	Where applicable, assumes the reinvestment of distributions.

[6]	Includes a payment received from a settlement of litigation, which impacted the Fund’s total return. Excluding the payment from a settlement of litigation, the Fund’s total return is as follows:

	Six Months Ended March 31, 2016 (Unaudited)
		Year Ended September 30,
		2015	2014	2013	2012	2011
Total return	1.03%	—	—	—	—	—

[7]	Aggregate total return.

[8]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

[9]	Annualized.

[10]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended September 30, 2011, the ratio would have been 1.24%. There was no financial impact to the expense ratios for the years ended September 30, 2015, September 30, 2014, September 30, 2013 and September 30, 2012.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2016	25

Financial Highlights (continued)	BlackRock All-Cap Energy & Resources Portfolio

	Investor A
	Six Months Ended March 31, 2016 (Unaudited)

		Year Ended September 30,
		2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of period	$9.63	$15.77	$14.85	$13.19	$11.90	$13.50

Net investment income (loss)[1]	0.09	0.17	0.12	0.02	(0.01)	(0.06)
Net realized and unrealized gain (loss)	0.02	(6.15)	0.86	1.64	1.30	(1.47)[2]

Net increase (decrease) from investment operations	0.11	(5.98)	0.98	1.66	1.29	(1.53)

Distributions from net investment income[3]	(0.18)	(0.16)	(0.06)	—	—	(0.07)

Net assets value, end of period	$9.56	$9.63	$15.77	$14.85	$13.19	$11.90

Total Return[4]
Based on net asset value	1.08%[5,6]	(38.17)%	6.65%	12.59%	10.84%	(11.46)%[7]

Ratios to Average Net Assets
Total expenses	1.58%[8]	1.48%[9]	1.40%[9]	1.39%[9]	1.35%[9]	1.35%[9]

Total expenses after fees waived and/or reimbursed and paid indirectly	1.38%[8]	1.38%	1.38%	1.37%	1.34%	1.34%

Net investment income (loss)	1.90%[8]	1.33%	0.73%	0.12%	(0.09)%	(0.38)%

Supplemental Data
Net assets, end of period (000)	$56,390	$51,005	$91,625	$103,388	$137,765	$187,017

Portfolio turnover rate	38%	51%	71%	28%	19%	22%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Includes a payment received from a settlement of litigation, which impacted the Fund’s total return. Excluding the payment from a settlement of litigation, the Fund’s total return is as follows:

	Six Months Ended March 31, 2016 (Unaudited)
		Year Ended September 30,
		2015	2014	2013	2012	2011
Total return	0.97%	—	—	—	—	—

[6]	Aggregate total return.

[7]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

[8]	Annualized.

[9]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the years ended September 30, 2011, the ratio would have been 1.28%. There was no financial impact to the expense ratios for the years ended September 30, 2015, September 30, 2014, September 30, 2013 and September 30, 2012.

See Notes to Financial Statements.

26	BLACKROCK FUNDS	MARCH 31, 2016

Financial Highlights (continued)	BlackRock All-Cap Energy & Resources Portfolio

	Investor B
	Six Months Ended March 31, 2016 (Unaudited)

		Year Ended September 30,
		2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of period	$9.15	$14.91	$14.08	$12.59	$11.45	$13.03

Net investment income (loss)[1]	0.05	0.07	(0.00)[2]	(0.08)	(0.11)	(0.18)
Net realized and unrealized gain (loss)	0.02	(5.83)	0.83	1.57	1.25	(1.40)[3]

Net increase (decrease) from investment operations	0.07	(5.76)	0.83	1.49	1.14	(1.58)

Net asset value, end of period	$9.22	$9.15	$14.91	$14.08	$12.59	$11.45

Total Return[4]
Based on net asset value	0.77%[5,6]	(38.63)%	5.90%	11.84%	9.96%	(12.13)%[7]

Ratios to Average Net Assets
Total expenses	2.82%[8]	2.47%[9]	2.34%[9]	2.28%[9]	2.20%[9]	2.11%[9]

Total expenses after fees waived and/or reimbursed and paid indirectly	2.10%[8]	2.10%	2.10%	2.10%	2.10%	2.10%

Net investment income (loss)	1.16%[8]	0.58%	(0.02)%	(0.60)%	(0.83)%	(1.15)%

Supplemental Data
Net assets, end of period (000)	$862	$1,243	$3,935	$9,802	$15,162	$18,872

Portfolio turnover rate	38%	51%	71%	28%	19%	22%

[1]	Based on average shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Includes redemption fees, which are less than $0.005 per share.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Includes a payment received from a settlement of litigation, which impacted the Fund’s total return. Excluding the payment from a settlement of litigation, the Fund’s total return is as follows:

	Six Months Ended March 31, 2016 (Unaudited)
		Year Ended September 30,
		2015	2014	2013	2012	2011
Total return	0.66%	—	—	—	—	—

[6]	Aggregate total return.

[7]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

[8]	Annualized.

[9]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the years ended September 30, 2014, September 30, 2012 and September 30, 2011, the ratio would have been 2.33%, 2.19% and 2.09%, respectively. There was no financial impact to the expense ratios for the years ended September 30, 2015 and September 30, 2013.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2016	27

Financial Highlights (concluded)	BlackRock All-Cap Energy & Resources Portfolio

	Investor C
	Six Months Ended March 31, 2016 (Unaudited)

		Year Ended September 30,
		2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of period	$9.14	$14.94	$14.10	$12.62	$11.47	$13.04

Net investment income (loss)[1]	0.05	0.07	0.00 [2]	(0.07)	(0.10)	(0.17)
Net realized and unrealized gain (loss)	0.02	(5.82)	0.84	1.55	1.25	(1.40)[3]

Net increase (decrease) from investment operations	0.07	(5.75)	0.84	1.48	1.15	(1.57)

Distributions from net investment income[4]	(0.08)	(0.05)	—	—	—	—

Net asset value, end of period	$9.13	$9.14	$14.94	$14.10	$12.62	$11.47

Total Return[5]
Based on net asset value	0.77%[6,7]	(38.60)%	5.96%	11.73%	10.03%	(12.04)%[8]

Ratios to Average Net Assets
Total expenses	2.31%[9]	2.18%[10]	2.12%[10]	2.12%[10]	2.08%[10]	2.05%[10]

Total expenses after fees waived and/or reimbursed and paid indirectly	2.10%[9]	2.10%	2.10%	2.09%	2.07%	2.04%

Net investment income (loss)	1.16%[9]	0.61%	0.00%	(0.59)%	(0.79)%	(1.08)%

Supplemental Data
Net assets, end of period (000)	$31,094	$32,693	$63,133	$70,094	$85,649	$99,433

Portfolio turnover rate	38%	51%	71%	28%	19%	22%

[1]	Based on average shares outstanding.

[2]	Amount is less than $0.005 per share.

[3]	Includes redemption fees, which are less than $0.005 per share.

[4]	Distributions for annual periods determined in accordance with federal income tax regulations.

[5]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[6]	Includes a payment received from a settlement of litigation, which impacted the Fund’s total return. Excluding the payment from a settlement of litigation, the Fund’s total return is as follows:

	Six Months Ended March 31, 2016 (Unaudited)
		Year Ended September 30,
		2015	2014	2013	2012	2011
Total return	0.66%	—	—	—	—	—

[7]	Aggregate total return.

[8]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

[9]	Annualized.

[10]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the years ended September 30, 2014 and September 30, 2011, the ratio would have been 2.10% and 2.03%, respectively. There was no financial impact to the expense ratios for the years ended September 30, 2015, September 30, 2013 and September 30, 2012.

See Notes to Financial Statements.

28	BLACKROCK FUNDS	MARCH 31, 2016

Financial Highlights	BlackRock Emerging Markets Dividend Fund

	Institutional
	Six Months Ended March 31, 2016 (Unaudited)					Period April 29, 2011[1] to September 30, 2011

		Year Ended September 30,
		2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$6.87	$8.75	$8.93	$7.79	$6.90	$10.00

Net investment income (loss)[2]	(0.00)[3]	0.18	0.22	0.15	0.12	0.13
Net realized and unrealized gain (loss)	0.35	(1.78)	(0.12)	1.11	0.89	(3.23)

Net increase (decrease) from investment operations	0.35	(1.60)	0.10	1.26	1.01	(3.10)

Distributions from net investment income[4]	(0.04)	(0.28)	(0.28)	(0.12)	(0.12)	—

Net asset value, end of period	$7.18	$6.87	$8.75	$8.93	$7.79	$6.90

Total Return[5]
Based on net asset value	5.06%[6]	(18.71)%	1.06%	16.15%[7]	14.82%	(31.00)%[6]

Ratios to Average Net Assets
Total expenses[8]	8.67%[9]	6.07%	6.72%	7.54%	13.05%	9.67%[9,10]

Total expenses after fees waived and/or reimbursed[8]	1.51%[9]	1.51%	1.51%	1.63%	1.65%	1.65%[9]

Net investment income (loss)[8]	(0.11)%[9]	2.11%	2.41%	1.71%	1.55%	3.39%[9]

Supplemental Data
Net assets, end of period (000)	$750	$763	$2,774	$2,736	$2,355	$2,049

Portfolio turnover rate	86%	81%	71%	150%	40%	14%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Amount is greater than $(0.005) per share.

[4]	Distributions for annual periods determined in accordance with federal income tax regulations.

[5]	Where applicable, assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Includes a payment from an affiliate related to securities lending which impacted the Fund’s total return. Not including this payment the Fund’s total return would have been 15.76%.

[8]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended March 31, 2016 (Unaudited)					Period April 29, 2011[1] to September 30, 2011
		Year Ended September 30,
		2015	2014	2013	2012

Investments in underlying funds	—	—	0.01%	—	—	—

[9]	Annualized.

[10]	Organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 13.81%.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2016	29

Financial Highlights (continued)	BlackRock Emerging Markets Dividend Fund

	Investor A
	Six Months Ended March 31, 2016 (Unaudited)					Period April 29, 2011[1] to September 30, 2011

		Year Ended September 30,
		2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$6.84	$8.71	$8.89	$7.77	$6.89	$10.00

Net investment income (loss)[2]	(0.01)	0.14	0.20	0.21	0.18	0.09
Net realized and unrealized gain (loss)	0.35	(1.75)	(0.13)	1.02	0.82	(3.20)

Net increase (decrease) from investment operations	0.34	(1.61)	0.07	1.23	1.00	(3.11)

Distributions from net investment income[3]	(0.03)	(0.26)	(0.25)	(0.11)	(0.12)	—

Net asset value, end of period	$7.15	$6.84	$8.71	$8.89	$7.77	$6.89

Total Return[4]
Based on net asset value	5.01%[5]	(18.89)%	0.77%	15.82%[6]	14.64%	(31.10)%[5]

Ratios to Average Net Assets
Total expenses[7]	9.66%[8]	7.38%	7.17%	8.33%	14.41%	12.18%[8,9]

Total expenses after fees waived and/or reimbursed[7]	1.78%[8]	1.75%	1.76%	1.87%	1.90%	1.90%[8]

Net investment income (loss)[7]	(0.30)%[8]	1.77%	2.30%	2.44%	2.24%	2.47%[8]

Supplemental Data
Net assets, end of period (000)	$1,550	$1,296	$1,887	$1,308	$360	$51

Portfolio turnover rate	86%	81%	71%	150%	40%	14%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Includes a payment from an affiliate related to securities lending which impacted the Fund’s total return. Not including this payment the Fund’s total return would have been 15.43%.

[7]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended March 31, 2016 (Unaudited)					Period April 29, 2011[1] to September 30, 2011
		Year Ended September 30,
		2015	2014	2013	2012

Investments in underlying funds	—	—	0.01%	—	—	—

[8]	Annualized.

[9]	Organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 18.86%.

See Notes to Financial Statements.

30	BLACKROCK FUNDS	MARCH 31, 2016

Financial Highlights (concluded)	BlackRock Emerging Markets Dividend Fund

	Investor C
	Six Months Ended March 31, 2016 (Unaudited)					Period April 29, 2011[1] to September 30, 2011

		Year Ended September 30,
		2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$6.78	$8.65	$8.84	$7.72	$6.87	$10.00

Net investment income (loss)[2]	(0.03)	0.08	0.16	0.20	0.05	0.09
Net realized and unrealized gain (loss)	0.35	(1.75)	(0.15)	0.95	0.90	(3.22)

Net increase (decrease) from investment operations	0.32	(1.67)	0.01	1.15	0.95	(3.13)

Distributions from net investment income[3]	(0.02)	(0.20)	(0.20)	(0.03)	(0.10)	—

Net asset value, end of period	$7.08	$6.78	$8.65	$8.84	$7.72	$6.87

Total Return[4]
Based on net asset value	4.70%[5]	(19.67)%	0.10%	14.95%[6]	13.95%	(31.30)%[5]

Ratios to Average Net Assets
Total expenses[7]	10.61%[8]	8.13%	8.11%	9.53%	14.94%	11.73%[8,9]

Total expenses after fees waived and/or reimbursed[7]	2.53%[8]	2.51%	2.51%	2.61%	2.65%	2.65%[8]

Net investment income (loss)[7]	(1.01)%[8]	0.93%	1.76%	2.33%	0.60%	2.30%[8]

Supplemental Data
Net assets, end of period (000)	$355	$299	$500	$214	$28	$19

Portfolio turnover rate	86%	81%	71%	150%	40%	14%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Includes a payment from an affiliate related to securities lending which impacted the Fund’s total return. Not including this payment the Fund’s total return would have been 14.56%.

[7]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended March 31, 2016 (Unaudited)					Period April 29, 2011[1] to September 30, 2011
		Year Ended September 30,
		2015	2014	2013	2012

Investments in underlying funds	—	—	0.01%	—	—	—

[8]	Annualized.

[9]	Organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 16.54%.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2016	31

Financial Highlights	BlackRock Energy & Resources Portfolio

	Institutional
	Six Months Ended March 31, 2016 (Unaudited)

		Year Ended September 30,
		2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of period	$19.44	$37.89	$37.36	$32.87	$31.70	$34.98

Net investment income (loss)[1]	0.05	0.03	(0.17)	(0.04)	(0.16)	(0.08)
Net realized and unrealized gain (loss)	(0.68)	(18.48)	0.70	4.56	2.79	(2.68)

Net increase (decrease) from investment operations	(0.63)	(18.45)	0.53	4.52	2.63	(2.76)

Distributions:[2]
From net investment income	—	—	—	—	(0.25)	(0.52)
From return of capital	—	—	—	(0.03)	(0.47)	—
From net realized gain	—	—	—	—	(0.74)	—

Total distributions	—	—	—	(0.03)	(1.46)	(0.52)

Redemption fees added to paid-in capital	—	—	—	—	—	0.00 [3]

Net asset value, end of period	$18.81	$19.44	$37.89	$37.36	$32.87	$31.70

Total Return[4]
Based on net asset value	(3.29)%[5]	(48.69)%	1.42%	13.78%	7.76%	(8.28)%

Ratios to Average Net Assets
Total expenses[6]	1.16%[7]	1.11%[8]	1.03%[8]	1.04%[8]	0.99%[8]	0.93%[8]

Total expenses after fees waived and/or reimbursed and paid indirectly[6]	1.07%[7]	1.07%	1.02%	1.03%	0.99%	0.92%

Net investment income (loss)[6]	0.51%[7]	0.12%	(0.43)%	(0.11)%	(0.44)%	(0.18)%

Supplemental Data
Net assets, end of period (000)	$59,723	$65,091	$92,994	$105,317	$222,034	$306,403

Portfolio turnover rate	26%	55%	56%	33%	15%	40%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Amount is less than $0.005 per share.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended March 31, 2016 (Unaudited)
		Year Ended September 30,
		2015	2014	2013	2012	2011
Investments in underlying funds	—	—	0.01%	—	—	—

[7]	Annualized.

[8]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the years ended September 30, 2015 and September 30, 2013, the ratio would have been 1.10% and 1.03%, respectively. There was no financial impact to the expense ratios for the years ended September 30, 2014, September 30, 2012 and September 30, 2011.

See Notes to Financial Statements.

32	BLACKROCK FUNDS	MARCH 31, 2016

Financial Highlights (continued)	BlackRock Energy & Resources Portfolio

	Investor A
	Six Months Ended March 31, 2016 (Unaudited)

		Year Ended September 30,
		2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of period	$16.77	$32.79	$32.42	$28.62	$27.73	$30.63

Net investment income (loss)[1]	0.02	(0.04)	(0.25)	(0.11)	(0.24)	(0.20)
Net realized and unrealized gain (loss)	(0.59)	(15.98)	0.62	3.94	2.46	(2.34)

Net increase (decrease) from investment operations	(0.57)	(16.02)	0.37	3.83	2.22	(2.54)

Distributions:[2]
From net investment income	—	—	—	—	(0.17)	(0.36)
From return of capital	—	—	—	(0.03)	(0.42)	—
From net realized gain	—	—	—	—	(0.74)	—

Total distributions	—	—	—	(0.03)	(1.33)	(0.36)

Redemption fees added to paid-in capital	—	—	—	—	—	0.00 [3]

Net asset value, end of period	$16.20	$16.77	$32.79	$32.42	$28.62	$27.73

Total Return[4]
Based on net asset value	(3.40)%[5]	(48.86)%	1.14%	13.42%	7.41%	(8.61)%

Ratios to Average Net Assets
Total expenses[6]	1.50%[7]	1.39%[8]	1.31%[8]	1.34%[8]	1.34%[8]	1.28%[8]

Total expenses after fees waived and/or reimbursed and paid indirectly[6]	1.38%[7]	1.37%	1.31%	1.34%	1.34%	1.27%

Net investment income (loss)[6]	0.21%[7]	(0.16)%	(0.72)%	(0.38)%	(0.77)%	(0.52)%

Supplemental Data
Net assets, end of period (000)	$143,779	$150,863	$353,706	$425,568	$539,085	$632,030

Portfolio turnover rate	26%	55%	56%	33%	15%	40%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Amount is less than $0.005 per share.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended March 31, 2016 (Unaudited)
		Year Ended September 30,
		2015	2014	2013	2012	2011
Investments in underlying funds	—	—	0.01%	—	—	—

[7]	Annualized.

[8]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the years ended September 30, 2013, September 30, 2012 and September 30, 2011, the ratio would have been 1.33%, 1.33% and 1.26%, respectively. There was no financial impact to the expense ratios for the years ended September 30, 2015 and September 30, 2014.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2016	33

Financial Highlights (continued)	BlackRock Energy & Resources Portfolio

	Investor B
	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30,

		2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of period	$12.06	$23.76	$23.68	$21.07	$20.65	$22.86

Net investment loss[1]	(0.03)	(0.16)	(0.38)	(0.25)	(0.36)	(0.38)
Net realized and unrealized gain (loss)	(0.42)	(11.54)	0.46	2.89	1.87	(1.73)[2]

Net increase (decrease) from investment operations	(0.45)	(11.70)	0.08	2.64	1.51	(2.11)

Distributions:[3]
From net investment income	—	—	—	—	(0.06)	(0.10)
From return of capital	—	—	—	(0.03)	(0.29)	—
From net realized gain	—	—	—	—	(0.74)	—

Total distributions	—	—	—	(0.03)	(1.09)	(0.10)

Net asset value, end of period	$11.61	$12.06	$23.76	$23.68	$21.07	$20.65

Total Return[4]
Based on net asset value	(3.73)%[5]	(49.24)%	0.34%	12.57%	6.63%	(9.33)%

Ratios to Average Net Assets
Total expenses[6]	3.22%[7]	2.55%[8]	2.32%[8]	2.31%[8]	2.16%[8]	2.07%[8]

Total expenses after fees waived and/or reimbursed and paid indirectly[6]	2.10%[7]	2.10%	2.10%	2.10%	2.10%	2.07%

Net investment loss[6]	(0.52)%[7]	(0.90)%	(1.53)%	(1.15)%	(1.56)%	(1.31)%

Supplemental Data
Net assets, end of period (000)	$693	$966	$3,082	$4,576	$7,687	$16,450

Portfolio turnover rate	26%	55%	56%	33%	15%	40%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended March 31, 2016 (Unaudited)
		Year Ended September 30,
		2015	2014	2013	2012	2011
Investments in underlying funds	—	—	0.01%	—	—	—

[7]	Annualized.

[8]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the years ended September 30, 2015, September 30, 2014, September 30, 2013 and September 30, 2011, the ratio would have been 2.54%, 2.31%, 2.30% and 2.03%, respectively. There was no financial impact to the expense ratios for the year ended September 30, 2012.

See Notes to Financial Statements.

34	BLACKROCK FUNDS	MARCH 31, 2016

Financial Highlights (concluded)	BlackRock Energy & Resources Portfolio

	Investor C
	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30,

		2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of period	$11.96	$23.56	$23.47	$20.88	$20.55	$22.81

Net investment loss[1]	(0.03)	(0.15)	(0.36)	(0.24)	(0.34)	(0.37)
Net realized and unrealized gain (loss)	(0.41)	(11.45)	0.45	2.86	1.84	(1.69)[2]

Net increase (decrease) from investment operations	(0.44)	(11.60)	0.09	2.62	1.50	(2.06)

Distributions from:[3]
From net investment income	—	—	—	—	(0.09)	(0.20)
From return of capital	—	—	—	(0.03)	(0.34)	—
From net realized gain	—	—	—	—	(0.74)	—

Total distributions	—	—	—	(0.03)	(1.17)	(0.20)

Net asset value, end of period	$11.52	$11.96	$23.56	$23.47	$20.88	$20.55

Total Return[4]
Based on net asset value	(3.76)%[5]	(49.24)%	0.38%	12.59%	6.57%	(9.25)%

Ratios to Average Net Assets
Total expenses[6]	2.28%[7]	2.13%[8]	2.06%[8]	2.10%[8]	2.07%[8]	2.04%[8]

Total expenses after fees waived and/or reimbursed and paid indirectly[6]	2.10%[7]	2.09%	2.05%	2.09%	2.07%	2.03%

Net investment loss[6]	(0.52)%[7]	(0.88)%	(1.47)%	(1.12)%	(1.50)%	(1.29)%

Supplemental Data
Net assets, end of period (000)	$34,480	$37,967	$83,948	$103,407	$132,808	$146,186

Portfolio turnover rate	26%	55%	56%	33%	15%	40%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended March 31, 2016 (Unaudited)
		Year Ended September 30,
		2015	2014	2013	2012	2011
Investments in underlying funds	—	—	0.01%	—	—	—

[7]	Annualized.

[8]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the years ended September 30, 2014 and September 30, 2011, the ratio would have been 2.05% and 1.99%, respectively. There was no financial impact to the expense ratios for the years ended September 30, 2015, September 30, 2013 and September 30, 2012.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2016	35

Notes to Financial Statements (Unaudited)

1. Organization:

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. The following are referred to herein collectively as the “Funds” or individually, a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
BlackRock All-Cap Energy & Resources Portfolio	All-Cap Energy & Resources	Non-diversified
BlackRock Emerging Markets Dividend Fund	Emerging Markets Dividend	Non-diversified[1]
BlackRock Energy & Resources Portfolio	Energy & Resources	Non-diversified

[1]	BlackRock Emerging Markets Dividend Fund is currently classified as non-diversified but intends to operate as a diversified fund.

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Service Shares are sold only to certain eligible investors. Investor B Shares are only available through exchanges and dividend reinvestments by current holders and for purchase by certain employer-sponsored retirement plans. Investor A and Investor C Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution and service plan).

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
Institutional and Service Shares	No	No	None
Investor A Shares	Yes	No1	None
Investor B Shares	No	Yes	To Investor A Shares after approximately 8 years
Investor C Shares	No	Yes	None

[1]	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.

The Funds, together with certain other registered investment companies advised by the BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Foreign Currency: Each Fund’s books and records are maintained in U.S. dollars. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., forward foreign currency exchange contracts) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when

36	BLACKROCK FUNDS	MARCH 31, 2016

Notes to Financial Statements (continued)

the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Funds are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on its relative net assets or other appropriate methods.

The Funds have an arrangement with their custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Funds for all financial instruments.

Fair Value Inputs and Methodologies: The following methods (or “techniques”) and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price. Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of a Fund’s net assets.

•

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of each Fund’s net assets. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

•

The Funds value their investment in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, their investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Funds may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

BLACKROCK FUNDS	MARCH 31, 2016	37

Notes to Financial Statements (continued)

•

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such instruments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of each Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments are typically categorized as Level 3. The fair value hierarchy for each Fund’s investments and derivative financial instruments have been included in the Schedules of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Participation Notes: Participation notes (“P-Notes”) are promissory notes issued by banks or broker-dealers that are designed to offer a return measured by the change in the value of the underlying security or basket of securities (the “underlying security”) while not holding the actual shares of the

38	BLACKROCK FUNDS	MARCH 31, 2016

Notes to Financial Statements (continued)

underlying security. These investments are typically used to gain exposure to securities traded in foreign markets that may be restricted due to country-specific regulations. When the P-Note matures, the issuer will pay, or receive the difference between the value of the underlying security at the time of the purchase and the underlying security’s value at maturity of the P-Notes. Income received on P-Notes is recorded by a Fund as dividend income in the Statements of Operations. An investment in a P-Note involves additional risks beyond the risks normally associated with a direct investment in the underlying security. While the holder of a P-Note is entitled to receive from the bank or broker-dealer any dividends paid by the underlying security, the holder is not entitled to the same rights (e.g., voting rights) as a direct owner of the underlying security. P-Notes are considered general unsecured contractual obligations of the bank or broker-dealer. The holder of a P-Note must rely on the creditworthiness of the issuer for its investment returns on the P-Notes and has no rights against the issuer of the underlying security. A P-Note may be more volatile and less liquid than other investments held by a Fund since the P-Note generally is dependent on the liquidity in the local trading market for the underlying security.

Warrants: Warrants entitle a Fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a Fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Securities Lending: Certain Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Funds are entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Funds’ Schedules of Investments, and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, each Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.

BLACKROCK FUNDS	MARCH 31, 2016	39

Notes to Financial Statements (continued)

Forward Foreign Currency Exchange Contracts: Certain Funds enter into forward foreign currency exchange contracts to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market.

The daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Master Netting Arrangements: In order to define their contractual rights and to secure rights that will help them mitigate their counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event a Fund’s net assets decline by a stated percentage or a Fund fails to meet the terms of their ISDA Master Agreements. The result would cause the Funds to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from their counterparties are not fully collateralized, they bear the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, they bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund,

40	BLACKROCK FUNDS	MARCH 31, 2016

Notes to Financial Statements (continued)

except Emerging Markets Dividend, pays the Manager a monthly fee based on a percentage of each Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.750%
$1 Billion - $2 Billion	0.700%
$2 Billion - $3 Billion	0.675%
Greater than $3 Billion	0.650%

Emerging Markets Dividend pays the Manager a monthly fee based on a percentage of its average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	1.00%
$1 Billion - $3 Billion	0.94%
$3 Billion - $5 Billion	0.90%
$5 Billion - $10 Billion	0.87%
Greater than $10 Billion	0.85%

The Manager, with respect to each Fund, entered into a sub-advisory agreement with BlackRock International Limited (“BIL”), an affiliate of the Manager. The Manager pays BIL, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by each Fund to the Manager.

Service and Distribution Fees

The Trust, on behalf of the Funds, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Service	Investor A	Investor B	Investor C
Service Fee	0.25%	0.25%	0.25%	0.25%
Distribution Fee	—	—	0.75%	0.75%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Service, Investor A, Investor B and Investor C shareholders.

For the six months ended March 31, 2016, the following table shows the class specific service and distribution fees borne directly by each class of each Fund:

	Service	Investor A	Investor B	Investor C	Total
All-Cap Energy & Resources	$874	$ 67,047	$5,329	$158,564	$231,814
Emerging Markets Dividend	—	$ 1,804	—	$ 1,664	$ 3,468
Energy & Resources	—	$177,123	$4,157	$173,245	$354,525

Administration

The Trust, on behalf of the Funds, entered into an Administration Agreement with the Manager, an indirect, wholly owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Funds. The administration fees, which is shown as administration in the Statements of Operations, is paid at the annual rates below.

BLACKROCK FUNDS	MARCH 31, 2016	41

Notes to Financial Statements (continued)

Average Daily Net Assets	Administration Fees
First $500 Million	0.0425%
$500 Million - $1 Billion	0.0400%
$1 Billion - $2 Billion	0.0375%
$2 Billion - $4 Billion	0.0350%
$4 Billion - $13 Billion	0.0325%
Greater than $13 Billion	0.0300%

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Statements of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the six months ended March 31, 2016, the following table shows the class specific administration fees borne directly by each class of each Fund:

	Institutional	Service	Investor A	Investor B	Investor C	Total
All-Cap Energy & Resources	$2,723	$70	$ 5,364	$107	$3,171	$11,435
Emerging Markets Dividend	$ 138	—	$ 145	—	$ 33	$ 316
Energy & Resources	$6,117	—	$14,170	$ 83	$3,465	$23,835

Transfer Agent

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended March 31, 2016, Energy & Resources paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Investor A	Total
Energy & Resources	$4,293	$60	$4,353

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing subscriptions and redemptions based upon instructions from shareholders. For the six months ended March 31, 2016, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Service	Investor A	Investor B	Investor C	Total
All-Cap Energy & Resources	$521	—	$ 6,914	$683	$1,449	$ 9,567
Emerging Markets Dividend	$ 65	—	$ 86	—	$ 68	$ 219
Energy & Resources	$889	—	$16,984	$592	$2,198	$20,663

For the six months ended March 31, 2016, the following table shows the class specific transfer agent fees borne directly by each class of each Fund:

	Institutional	Service	Investor A	Investor B	Investor C	Total
All-Cap Energy & Resources	$19,464	$1,033	$ 81,498	$4,221	$43,610	$149,826
Emerging Markets Dividend	$ 413	—	$ 1,477	—	$ 641	$ 2,531
Energy & Resources	$67,264	—	$219,576	$5,300	$58,659	$350,799

Other Fees

For the six months ended March 31, 2016, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

All-Cap Energy & Resources	$7,970
Emerging Markets Dividend	$243
Energy & Resources	$7,547

42	BLACKROCK FUNDS	MARCH 31, 2016

Notes to Financial Statements (continued)

For the six months ended March 31, 2016, affiliates received CDSCs as follows:

	Investor A	Investor B	Investor C
All-Cap Energy & Resources	$ 75	—	$1,553
Emerging Markets Dividend	—	—	—
Energy & Resources	$213	—	$2,930

Expense Limitations/Waivers/Reimbursements/Recoupments

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Funds’ business. The expense limitations as a percentage of average daily net assets are as follows:

	BlackRock	Institutional	Service	Investor A	Investor B	Investor C	Class R
All-Cap Energy & Resources	0.92%[1]	0.96%	1.38%	1.38%	2.10%	2.10%	1.83%[1]
Emerging Markets Dividend	N/A	1.50%	N/A	1.75%	N/A	2.50%	N/A
Energy & Resources	N/A	1.07%	1.38%[1]	1.38%	2.10%	2.10%	1.94%[1]

[1]	There were no shares outstanding as of March 31, 2016.

The Manager has agreed not to reduce or discontinue this contractual expense limitation prior to February 1, 2017, unless approved by the Board, including a majority of the Independent Trustees or by a majority of the outstanding voting securities of the Funds.

The Manager, with respect to each Fund, voluntarily agreed to waive its management fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds. These amounts are included in fees waived by the Manager in the Statements of Operations. However, the Manager does not waive its management fees by the amount of investment advisory fees paid in connection with each Fund’s investment in other affiliated investment companies, if any. For the six months ended March 31, 2016, the amounts waived were as follows:

All-Cap Energy & Resources	$1,200
Emerging Markets Dividend	$39
Energy & Resources	$2,321

These amounts waived and/or reimbursed are included in fees waived by the Manager, and shown as administration fees waived, administration fees waived — class specific, transfer agent fees waived — class specific, transfer agent fees reimbursed — class specific and expenses reimbursed by the Manager, respectively, in the Statements of Operations. For the six months ended March 31, 2016, the Manager waived $26,832 and $15,771 of investment advisory fees for All-Cap Energy & Resources and Emerging Markets Dividend, respectively, which is included in fees waived by the Manager.

Class specific expense waivers or reimbursements are as follows:

Administration Fees Waived	Institutional	Service	Investor A	Investor B	Investor C	Total
All-Cap Energy & Resources	$2,723	$70	$ 5,364	$107	$3,171	$11,435
Emerging Markets Dividend	$ 138	—	$ 145	—	$ 33	$ 316
Energy & Resources	$6,117	—	$14,170	$ 83	$3,465	$23,835

Transfer Agent Fees Waived	Institutional	Service	Investor A	Investor B	Investor C	Total
All-Cap Energy & Resources	$521	—	$ 6,914	$683	$1,449	$ 9,567
Emerging Markets Dividend	$ 65	—	$ 86	—	$ 68	$ 219
Energy & Resources	$889	—	$16,984	$592	$2,198	$20,663

Transfer Agent Fees Reimbursed	Institutional	Service	Investor A	Investor B	Investor C	Total
All-Cap Energy & Resources	$18,941	$445	$28,908	$2,802	$20,103	$71,199
Emerging Markets Dividend	$ 322	—	$ 1,361	—	$ 565	$ 2,248
Energy & Resources	$19,336	—	$51,175	$3,948	$24,582	$99,041

BLACKROCK FUNDS	MARCH 31, 2016	43

Notes to Financial Statements (continued)

If during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of the following expenses:

(a)	The amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement

(b)	The amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that:

•	The Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year.

•	The Manager or an affiliate continues to serve as the Fund’s investment advisor or administrator.

In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

On March 31, 2016, the Fund level and class specific waivers and/or reimbursement subject to possible future recoupment under the expense limitation agreement are as follows:

Expires September 30,
	2016	2017	2018
All-Cap Energy & Resources
Fund Level	$ 9,430	$ 12,781	$ 26,832
Institutional	$ 14,085	$ 44,373	$ 22,185
Service	—	$ 375	$ 515
Investor A	$ 11,605	$ 59,543	$ 41,186
Investor B	$ 15,786	$ 8,812	$ 3,592
Investor C	$ 11,239	$ 31,051	$ 24,723
Emerging Markets Dividend
Fund Level	$248,998	$216,415	$117,128
Institutional	$ 1,503	$ 1,158	$ 525
Investor A	$ 3,247	$ 3,579	$ 1,592
Investor C	$ 1,046	$ 1,484	$ 666
Energy & Resources
Institutional	$ 6,344	$ 34,516	$ 26,342
Investor A	—	$ 63,083	$ 82,329
Investor B	$ 8,536	$ 8,071	$ 4,623
Investor C	—	$ 23,651	$ 30,245

Securities Lending

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Funds are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment advisor to the private investment company will not charge any advisory fees with respect to shares purchased by the Funds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent. BIM may lend securities only when the difference between the borrower rebate rate and the risk free rate exceeds a certain level (such securities, the “specials only securities”).

Pursuant to such agreement, each Fund retains 80% of securities lending income. In addition, commencing the business day following the date that the aggregate securities lending income earned across certain funds in the Equity-Liquidity Complex in a calendar year exceeds a specific threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of the calendar year securities lending income in an amount

44	BLACKROCK FUNDS	MARCH 31, 2016

Notes to Financial Statements (continued)

equal to 85% of securities lending income. The share of securities lending income earned by each Fund is shown as securities lending — affiliated — net in the Statements of Operations. For the six months ended March 31, 2016, All-Cap Energy & Resources and Energy & Resources paid BIM $5,074 and $13,548, respectively, for securities lending agent services.

Officers and Trustees

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Officer and Trustees in the Statements of Operations.

7. Purchases and Sales:

For the six months ended March 31, 2016, purchases and sales of investments, excluding short-term securities, were as follows:

Purchases
	All-Cap Energy & Resources	Emerging Markets Dividend	Energy & Resources
Non-U.S. Government Securities	$62,879,852	$2,964,702	$61,706,507

Sales
	All-Cap Energy & Resources	Emerging Markets Dividend	Energy & Resources
Non-U.S. Government Securities	$42,622,549	$2,599,060	$62,856,603

The Funds received proceeds from settlement of litigation where they was able to recover a portion of investment losses previously realized by the Funds. This amount is shown as litigation proceeds in the Statements of Operations.

8. Income Tax Information:

It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the U.S. federal tax returns remains open for each of the four years ended September 30, 2015. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of March 31, 2016, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

As of March 31, 2016, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires September 30,	All-Cap Energy & Resources	Emerging Markets Dividend	Energy & Resources
No expiration date[1]	—	$1,039,023	$73,657,932
2018	$50,343,833	—	—
2019	—	18,788	—
Total	$50,343,833	$1,057,811	$73,657,932

[1]	Must be utilized prior to losses subject to expiration.

BLACKROCK FUNDS	MARCH 31, 2016	45

Notes to Financial Statements (continued)

As of period end, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

	All-Cap Energy & Resources	Emerging Markets Dividend	Energy & Resources
Tax cost	$131,910,219	$2,520,550	$287,975,417

Gross unrealized appreciation	$8,195,717	$230,492	$16,706,720
Gross unrealized depreciation	(11,629,308)	(83,391)	(65,766,454)

Net unrealized appreciation (depreciation)	$(3,433,591)	$147,101	$(49,059,734)

9. Bank Borrowings:

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders, under which the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2016 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statements of Operations, and along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended March 31, 2016, the Funds did not borrow under the credit agreement.

10. Principal Risks:

In the normal course of business, certain Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers of securities owned by the Funds. Changes arising from the general economy, the overall market, local, regional or global political and/or social instability and as well as currency, interest rate and price fluctuations also affect the securities’ value.

Counterparty Credit Risk: Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

Concentration Risk: As of period end, All-Cap Energy & Resources and Energy & Resources invested a significant portion of their assets in securities in the energy sector. Changes in economic conditions affecting such sector would have a greater impact on All-Cap Energy & Resources and Energy & Resources and could affect the value, income and/or liquidity of positions in such securities.

Emerging Markets Dividend invests a significant portion of its assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Fund’s investments.

46	BLACKROCK FUNDS	MARCH 31, 2016

Notes to Financial Statements (continued)

As of period ended, Emerging Markets Dividend had the following industry classifications:

Industry	Percent of Long-Term Investments
Transportation Infrastructure	12%
Banks	12
Wireless Telecommunication Services	8
Oil, Gas & Consumable Fuels	8
Semiconductors & Semiconductor Equipment	6
Insurance	6
Automobiles	5
Other[1]	43

[1]	All other industries held were each less than 5% of long-term investments.

11. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended March 31, 2016		Year Ended September 30, 2015
All-Cap Energy & Resources	Shares	Amount	Shares	Amount
Institutional
Shares sold	2,810,201	$25,677,333	1,343,368	$ 17,976,873
Shares issued in reinvestment of distributions	48,497	467,508	39,583	525,654
Shares redeemed	(946,474)	(9,185,866)	(1,557,331)	(20,061,621)

Net increase (decrease)	1,912,224	$16,958,975	(174,380)	$ (1,559,094)

Service
Shares sold	6,398	$ 58,371	9,811	$ 124,325
Shares issued in reinvestment of distributions	1,066	10,079	1,395	18,098
Shares redeemed	(45,210)	(476,922)	(34,419)	(461,815)

Net decrease	(37,746)	$(408,472)	(23,213)	$(319,392)

Investor A
Shares sold and automatic conversion of shares	1,626,977	$ 15,458,381	1,513,355	$ 19,101,445
Shares issued in reinvestment of distributions	101,648	956,510	66,408	859,979
Shares redeemed	(1,121,625)	(10,811,066)	(2,094,319)	(26,687,284)

Net increase (decrease)	607,000	$ 5,603,825	(514,556)	$ (6,725,860)

Investor B
Shares sold	—	—	2,575	$ 28,886
Shares redeemed and automatic conversion of shares	(42,224)	$(392,842)	(130,706)	(1,611,556)

Net decrease	(42,224)	$(392,842)	(128,131)	$(1,582,670)

Investor C
Shares sold	465,062	$ 4,162,985	954,304	$ 11,325,052
Shares issued in reinvestment of distributions	29,099	261,895	13,701	169,204
Shares redeemed	(664,037)	(6,087,778)	(1,616,621)	(19,559,097)

Net decrease	(169,876)	$ (1,662,898)	(648,616)	$ (8,064,841)

Total Net Increase (Decrease)	2,269,378	$20,098,588	(1,488,896)	$(18,251,857)

BLACKROCK FUNDS	MARCH 31, 2016	47

Notes to Financial Statements (continued)

	Six Months Ended March 31, 2016		Year Ended September 30, 2015
Emerging Markets Dividend	Shares	Amount	Shares	Amount
Institutional
Shares sold	169,211	$ 1,199,237	27,747	$ 232,738
Shares issued in reinvestment of distributions	916	6,152	860	6,948
Shares redeemed	(176,725)	(1,090,441)	(234,478)	(1,891,033)

Net increase (decrease)	(6,598)	$ 114,948	(205,871)	$(1,651,347)

Investor A
Shares sold	85,603	$ 596,327	173,482	$ 1,450,311
Shares issued in reinvestment of distributions	850	5,683	5,821	47,044
Shares redeemed	(59,195)	(400,355)	(206,197)	(1,703,476)

Net increase (decrease)	27,258	$ 201,655	(26,894)	$ (206,121)

Investor C
Shares sold	11,367	$ 78,795	14,967	$ 120,110
Shares issued in reinvestment of distributions	129	861	1,300	10,464
Shares redeemed	(5,396)	(35,535)	(30,037)	(231,888)

Net increase (decrease)	6,100	$ 44,121	(13,770)	$ (101,314)

Total Net Increase (Decrease)	26,760	$360,724	(246,535)	$(1,958,782)

Energy & Resources
Institutional
Shares sold	289,569	$ 5,220,034	3,365,991	$103,515,852
Shares redeemed	(462,426)	(8,155,190)	(2,471,636)	(71,292,943)

Net increase (decrease)	(172,857)	$(2,935,156)	894,355	$ 32,222,909

Investor A
Shares sold and automatic conversion of shares	1,338,248	$ 20,527,043	2,464,452	$ 57,785,557
Shares redeemed	(1,457,974)	(23,118,224)	(4,255,807)	(101,274,889)

Net decrease	(119,726)	$ (2,591,181)	(1,791,355)	$ (43,489,332)

Investor B
Shares sold	977	$ 10,081	3,079	$ 50,800
Shares redeemed and automatic conversion of shares	(21,391)	(246,369)	(52,720)	(930,252)

Net decrease	(20,414)	$(236,288)	(49,641)	$(879,452)

Investor C
Shares sold	541,666	$ 5,959,052	862,007	$ 14,563,645
Shares redeemed	(721,421)	(8,275,006)	(1,251,160)	(21,454,336)

Net decrease	(179,755)	$(2,315,954)	(389,153)	$ (6,890,691)

Total Net Decrease	(492,752)	$(8,078,579)	(1,335,794)	$(19,036,566)

At period ended, shares owned by affiliates of Emerging Markets Dividend were as follows:

Institutional	Investor A	Investor C
78,474	2,000	2,000

48	BLACKROCK FUNDS	MARCH 31, 2016

Notes to Financial Statements (concluded)

12. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were issued and the following item was noted:

Effective April 21, 2016, the credit agreement was extended until April 2017. The updated agreement includes the following terms: A fee of 0.12% per annum on the unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The commitment amounts remain unchanged. Administration, legal and arrangement fees in connection with the amended credit agreement, along with commitment fees, are allocated among the Participating Funds based upon portions of the aggregate commitment available to them and relative net assets of the Participating Funds.

Officers and Trustees

Rodney D. Johnson, Chair of the Board and Trustee

David O. Beim, Trustee

Susan J. Carter, Trustee

Collette Chilton, Trustee

Neil A. Cotty, Trustee

Dr. Matina S. Horner, Trustee

Cynthia A. Montgomery, Trustee

Barbara G. Novick, Trustee

Joseph P. Platt, Trustee

Robert C. Robb, Jr., Trustee

Mark Stalnecker, Trustee

Kenneth L. Urish, Trustee

Claire A. Walton, Trustee

Frederick W. Winter, Trustee

John M. Perlowski, Trustee, President and Chief Executive Officer

Richard Hoerner, CFA, Vice President

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

Fernanda Piedra, Anti-Money Laundering Compliance Officer

Benjamin Archibald, Secretary

Effective December 31, 2015, Herbert I. London and Toby Rosenblatt retired as Trustees of the Trust.

Effective February 5, 2016, Frank J. Fabozzi resigned as a Trustee of the Trust.

Effective February 8, 2016, Susan J. Carter, Neil A. Cotty and Claire A. Walton were elected to serve as Trustees of the Trust.

Investment Advisor and	Accounting Agent and	Independent Registered	Address of the Trust
Administrator	Transfer Agent	Public Accounting Firm	100 Bellevue Parkway
BlackRock Advisors, LLC	BNY Mellon Investment	Deloitte & Touche LLP	Wilmington, DE 19809
Wilmington, DE 19809	Servicing (US) Inc.	Philadelphia, PA 19103
Wilmington, DE 19809

Sub-Advisor	Custodian	Distributor	Legal Counsel
BlackRock International Limited	The Bank of New York Mellon	BlackRock Investments, LLC	Sidley Austin LLP
Edinburgh, EH3 8BL	New York, NY 10286	New York, NY 10022	New York, NY 10019
United Kingdom

BLACKROCK FUNDS	MARCH 31, 2016	49

Additional Information

Proxy Results

A Special Meeting of Shareholders was held on February 8, 2016 for shareholders of record on December 11, 2015, to elect a Board of Trustees of the Trust.

		Votes For	Votes Withheld
Approved the Trustees* as follows:	David O. Beim	3,327,629,620	22,971,395
	Susan J. Carter	3,329,237,692	21,363,323
	Collette Chilton	3,329,179,365	21,421,650
	Neil A. Cotty	3,328,526,288	22,074,727
	Matina S. Horner	3,326,965,973	23,635,042
	Rodney D. Johnson	3,327,844,311	22,756,704
	Cynthia A. Montgomery	3,328,882,847	21,718,168
	Joseph P. Platt	3,327,563,553	23,037,462
	Robert C. Robb, Jr.	3,327,822,475	22,778,540
	Mark Stalnecker	3,327,691,900	22,909,115
	Kenneth L. Urish	3,324,875,151	25,725,864
	Claire A. Walton	3,329,000,010	21,601,005
	Frederick W. Winter	3,327,879,107	22,721,908
	Barbara G. Novick	3,327,607,976	22,993,039
	John M. Perlowski	3,326,473,221	24,127,794

*	Denotes Trust-wide proposal and voting results.

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit http://www.blackrock.com for more information.

50	BLACKROCK FUNDS	MARCH 31, 2016

Additional Information (concluded)

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK FUNDS	MARCH 31, 2016	51

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Eq-Allcap-3/16-SAR

MARCH 31, 2016

SEMI-ANNUAL REPORT (UNAUDITED)	BLACKROCK®

BlackRock FundsSM

▶   BlackRock Flexible Equity Fund

▶   BlackRock Mid-Cap Growth Equity Portfolio

▶   BlackRock Small Cap Growth Equity Portfolio

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and prospectuses by enrolling in the electronic delivery program. Electronic copies of shareholder reports and prospectuses are also available on BlackRock’s website.

TO ENROLL IN ELECTRONIC DELIVERY:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1. Access the BlackRock website at blackrock.com

2. Select “Access Your Account”

3. Next, select “eDelivery” in the “Related Resources” box and follow the sign-up instructions

2	BLACKROCK FUNDS	MARCH 31, 2016

The Markets in Review

Dear Shareholder,

Diverging monetary policies and shifting economic outlooks across regions have been the overarching themes driving financial markets over the past couple of years. Investors spent most of 2015 anticipating the end of the Federal Reserve’s (the “Fed”) near-zero interest rate policy as U.S. growth outpaced other developed markets. The Fed ultimately hiked rates in December, whereas the European Central Bank and the Bank of Japan took additional steps to stimulate growth, even introducing negative interest rates. The U.S. dollar had strengthened considerably ahead of these developments, causing profit challenges for U.S. companies that generate revenues overseas, and pressuring emerging market currencies and commodities prices.

Global market volatility increased in the latter part of 2015 and spilled over into early 2016. Oil prices were a key factor behind the instability after collapsing in mid-2015 due to excess global supply. China, one of the world’s largest consumers of oil, was another notable source of stress for financial markets. Signs of slowing economic growth, a depreciating yuan and declining confidence in the country’s policymakers stoked investors’ worries about the potential impact of China’s weakness on the global economy.

Fears of a global recession started to fade toward the end of the first quarter of 2016 and volatility abated. Central bank stimulus in Europe and Japan, combined with a more tempered outlook for rate hikes in the United States, helped bolster financial markets. A softening in U.S. dollar strength offered some relief to U.S. exporters and emerging market economies. Oil prices found firmer footing as global supply showed signs of leveling off.

The selloff in risk assets at the turn of the year has resulted in more reasonable valuations and some appealing entry points for investors today. However, investors continue to face the headwinds of uncertainty around China’s growth trajectory and currency management, the potential consequences of negative interest rates and geopolitical risks.

For the 12 months ended March 31, 2016, higher-quality assets such as municipal bonds, U.S. Treasuries and investment grade corporate bonds generated positive returns, while riskier assets such as non-U.S. and small cap equities broadly declined.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to adjust accordingly as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of March 31, 2016
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	8.49%	1.78%
U.S. small cap equities (Russell 2000® Index)	2.02	(9.76)
International equities (MSCI Europe, Australasia, Far East Index)	1.56	(8.27)
Emerging market equities (MSCI Emerging Markets Index)	6.41	(12.03)
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.10	0.12
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	3.27	3.05
U.S. investment grade bonds (Barclays U.S. Aggregate Bond Index)	2.44	1.96
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.23	3.95
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	1.23	(3.66)

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of March 31, 2016	BlackRock Flexible Equity Fund

Investment Objective

BlackRock Flexible Equity Fund’s (the “Fund”) investment objective is to seek to achieve long-term total return.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended March 31, 2016, the Fund underperformed its benchmark, the S&P 500® Index.

What factors influenced performance?

•

The financials sector was the primary detractor from performance due to weakness among bank holdings, including Bank of America Corp. and Citigroup, Inc. The underperformance of banks can be attributed to dual concerns presented by the sharp declines in energy/commodity prices: 1) that low energy/commodity prices will weigh further on inflation expectations, limiting future Fed rate hikes and the associated benefit to net interest income; and 2) the credit implications of sustained low commodities prices on bank loans to the energy, materials and industrials industries. Besides energy fears, market volatility and uncertainty led to a sharp slowdown in mergers & acquisitions, equity & debt underwriting and trading activity, which resulted in negatively revised expectations for bank earnings reports.

•

Information technology (“IT”) was a second source of underperformance, in particular hardware, where the Fund had a stock-specific disappointment in Western Digital Corp. The stock underperformed after the company announced a controversial acquisition of NAND flash producer SanDisk Corp. that, although accretive to earnings, coincided with Intel Corp.’s announcement of a new NAND flash fabrication plant in China. Further indications of weakness in PC and mobile NAND demand in early 2016 also weighed on the shares. Added detractors in the IT sector included software and IT services.

•	Elsewhere, the Fund’s underweight to telecommunication services and utilities detracted as the defensive sectors were key beneficiaries during the market tumult later in the reporting period.
•

Relative performance was supported by selection in the consumer sectors. An emphasis on home-improvement and off-price retailers drove gains in consumer discretionary as the names demonstrated standout revenue trends relative to the overall retail universe. Notably, both groups have business models that are largely shielded from online competition, with home-improvement retailers benefiting from strong housing fundamentals and long-delayed home-improvement investment. Meanwhile, food products company Tyson Foods, Inc. was the top contributor in both the consumer staples sector and the Fund overall as the company significantly beat earnings expectations. Investors had been concerned about the cyclicality of its chicken business, but the company’s margins have proved far stronger than expected, leading to a significant re-rating of the shares.

•	Additional contributions came from the Fund’s positions in NVIDIA Corp. and Southwest Airlines Co., as well as zero exposure to Wells Fargo & Co.

Describe recent portfolio activity.

•

Due to a combination of portfolio trading activity and market movement during the six-month period, the Fund’s weighting increased in the IT and materials sectors, with additions in consumer discretionary as well. The biggest reduction was in the financials sector, largely with respect to banks and insurance. Health care and energy exposure declined as well.

Describe portfolio positioning at period end.

•

Relative to the S&P 500® Index, the Fund ended the period with its largest sector overweights in consumer discretionary, health care and IT. Industrials, telecommunication services and utilities were the most significant underweights.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Net Assets
Alphabet, Inc., Class A	4%
Apple Inc.	3
JPMorgan Chase & Co.	3
Comcast Corp., Class A	3
Microsoft Corp.	3
CVS Health Corp.	3
Bank of America Corp.	3
Aetna, Inc.	3
Cisco Systems, Inc.	3
Lowe’s Cos., Inc.	2

Sector Allocation	Percent of Net Assets
Information Technology	24%
Health Care	19
Consumer Discretionary	17
Financials	16
Consumer Staples	8
Industrials	7
Energy	5
Materials	3
Utilities	1

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

4	BLACKROCK FUNDS	MARCH 31, 2016

BlackRock Flexible Equity Fund

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities and equity-like securities and instruments with similar economic characteristics. The Fund seeks to invest primarily in securities issued by North American companies. The Fund may invest in companies of any market capitalization size, style, or sector. The Fund’s total return prior to July 31, 2012 are the returns of the Fund when it followed a different investment strategy.

[3]	An unmanaged index that covers 500 leading companies and captures approximately 80% coverage of available market capitalization.

Performance Summary for the Period Ended March 31, 2016
		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	4.85%	(1.74)%	N/A	4.27%	N/A	4.52%	N/A
Service	4.66	(2.03)	N/A	3.94	N/A	4.20	N/A
Investor A	4.67	(2.08)	(7.22)%	3.94	2.82%	4.20	3.64%
Investor B	4.31	(2.78)	(6.82)	3.13	2.82	3.56	3.56
Investor C	4.26	(2.82)	(3.72)	3.13	3.13	3.39	3.39
Class R	4.56	(2.39)	N/A	3.56	N/A	4.05	N/A
S&P 500® Index	8.49	1.78	N/A	11.58	N/A	7.01	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example
	Actual			Hypothetical[6]
	Beginning Account Value October 1, 2015	Ending Account Value March 31, 2016	Expenses Paid During the Period[5]	Beginning Account Value October 1, 2015	Ending Account Value March 31, 2016	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$1,048.50	$ 4.71	$1,000.00	$1,020.40	$ 4.65	0.92%
Service	$1,000.00	$1,046.60	$ 6.34	$1,000.00	$1,018.80	$ 6.26	1.24%
Investor A	$1,000.00	$1,046.70	$ 6.34	$1,000.00	$1,018.80	$ 6.26	1.24%
Investor B	$1,000.00	$1,043.10	$10.27	$1,000.00	$1,014.95	$10.13	2.01%
Investor C	$1,000.00	$1,042.60	$10.26	$1,000.00	$1,014.95	$10.13	2.01%
Class R	$1,000.00	$1,045.60	$ 8.18	$1,000.00	$1,017.00	$ 8.07	1.60%

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

[6]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 11 for further information on how expenses were calculated.

BLACKROCK FUNDS	MARCH 31, 2016	5

Fund Summary as of March 31, 2016	BlackRock Mid-Cap Growth Equity Portfolio

Investment Objective

BlackRock Mid-Cap Growth Equity Portfolio’s (the “Fund”) investment objective is long-term capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended March 31, 2016, the Fund underperformed its benchmark, the Russell Midcap® Growth Index.

What factors influenced performance?

•

While the Fund was performing above the benchmark index in the final months of 2015, its holdings were not immune to the broader risk-off environment and momentum reversal in early 2016. Investors began the new year favoring dividend stocks amid fears of negative interest rates, and then broadly rotated to more traditional value areas at the expense of growth/momentum names as the period progressed. Consequently, Fund performance struggled relative to the benchmark.

•

In sector terms, consumer discretionary was the prime detractor from relative performance due to weakness amongst holdings in media, specialty retail and internet & catalog retail. Industrials also weighed on returns, as did an underweight in consumer staples. Materials contributed positively to results, led by chemicals. Selection in energy also proved advantageous.

•

In stock specifics, Restoration Hardware Holdings, Inc. and Pandora Media, Inc. were the largest individual detractors. Early in the period, Restoration Hardware Holdings, Inc. was engulfed in a broader re-rate downward of specialty retailers, particularly towards the end of 2015. Later in the period, the company failed to deliver operationally on its modern line launch, which proved highly disappointing to investors. The operational failure was due to the inability of a handful of its vendors to scale their manufacturing capability to meet customer demand. Pandora Media, Inc. underperformed after 2016 guidance came in below expectations.

•

Lions Gate Entertainment Corp. and Perrigo Co. PLC also detracted from relative returns. Lions Gate Entertainment Corp. underperformed following poor box office performance of the Hunger Games finale. With limited visibility into future growth drivers, less likelihood of accretive mergers and acquisitions and better opportunities available elsewhere, the investment adviser sold the position. Perrigo Co. PLC’s stock declined amid Mylan’s failed hostile takeover bid for the company (an outcome the investment adviser viewed positively overall). More recently, shares came under pressure following a fourth-quarter earnings miss and reduced 2016 guidance.

•

On the positive side, LinkedIn Corp. was the top individual contributor over the six months. The stock outperformed early in the reporting period after the company posted a positive third-quarter earnings report, with accelerating core business growth and margin improvement. The investment adviser began reducing the position in LinkedIn Corp. as the stock approached its target price, and ultimately sold out prior to the company’s significant reduction to 2016 growth expectations.

•

Pacira Pharmaceuticals, Inc. and Domino’s Pizza, Inc. also aided relative returns. Pacira Pharmaceuticals, Inc. surged early in the reporting period after the company won its legal challenge to the FDA’s second-quarter restriction on the allowable marketing claims for its flagship product, Exparel. Domino’s Pizza, Inc.’s stock was re-rated higher after the company reported an acceleration in comparable sales on a two-year basis.

•	Elsewhere in the portfolio, the Fund’s position in Vantiv, Inc. added value, as did the investment in private technology firm Uber Technologies, Inc.

Describe recent portfolio activity.

•

Due to a combination of trading activity and market movements during the reporting period, the Fund’s weighting in the information technology (“IT”) sector materially increased, particularly within IT services. Industrials exposure also noticeably increased. The most substantial decrease was in the consumer discretionary sector, especially internet & catalog retail. The Fund’s weighting in health care also declined.

Describe portfolio positioning at period end.

•

As of period end, the Fund’s largest sector overweight relative to the Russell Midcap® Growth Index was in IT, with a focus on internet software & services and IT payment services companies that we believe have very long tails of growth. The largest underweight was financials, followed by consumer staples and industrials.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Net Assets
Constellation Brands, Inc., Class A	4%
Global Payments, Inc.	3
SBA Communications Corp., Class A	3
Netflix, Inc.	3
Liberty Ventures, Series A	3
Activision Blizzard, Inc.	3
FleetCor Technologies, Inc.	3
Fiserv, Inc.	3
Uber Technologies, Inc., Series D	3
Intuitive Surgical, Inc.	3

Sector Allocation	Percent of Net Assets
Information Technology	32%
Consumer Discretionary	26
Industrials	13
Health Care	12
Financials	4
Materials	4
Consumer Staples	4
Telecommunication Services	3
Energy	2
Short-Term Securities	2
Liabilities in Excess of Other Assets	(2)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

6	BLACKROCK FUNDS	MARCH 31, 2016

BlackRock Mid-Cap Growth Equity Portfolio

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]	The Fund normally invests at least 80% of its net assets in equity securities issued by U.S. mid-capitalization companies, which Fund management believes have above-average earnings growth potential.

[3]

An unmanaged index that consists of the bottom 800 securities of the Russell 1000® Index with greater-than-average growth orientation as ranked by total market capitalization. They generally have higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth values.

Performance Summary for the Period Ended March 31, 2016
		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	(0.27)%	(8.82)%	N/A	10.08%	N/A	6.61%	N/A
Service	(0.33)	(9.12)	N/A	9.59	N/A	6.21	N/A
Investor A	(0.44)	(9.13)	(13.90)%	9.73	8.55%	6.20	5.63%
Investor B	(0.84)	(9.80)	(13.76)	8.88	8.60	5.55	5.55
Investor C	(0.79)	(9.82)	(10.70)	8.88	8.88	5.39	5.39
Class K5	(0.22)	(8.74)	N/A	10.18	N/A	6.71	N/A
Class R	(0.61)	(9.37)	N/A	9.45	N/A	6.04	N/A
Russell Midcap® Growth Index	4.72	(4.75)	N/A	9.99	N/A	7.43	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

[5]	Commencement of operations was March 28, 2016.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example
	Actual			Hypothetical[7]
	Beginning Account Value October 1, 2015	Ending Account Value March 31, 2016	Expenses Paid During the Period[6]	Beginning Account Value October 1, 2015	Ending Account Value March 31, 2016	Expenses Paid During the Period[6]	Annualized Expense Ratio
Institutional	$1,000.00	$ 997.30	$ 5.34	$1,000.00	$1,019.65	$ 5.40	1.07%
Service	$1,000.00	$ 996.70	$ 6.24	$1,000.00	$1,018.75	$ 6.31	1.25%
Investor A	$1,000.00	$ 995.60	$ 6.93	$1,000.00	$1,018.05	$ 7.01	1.39%
Investor B	$1,000.00	$ 991.60	$10.75	$1,000.00	$1,014.20	$10.88	2.16%
Investor C	$1,000.00	$ 992.10	$10.41	$1,000.00	$1,014.55	$10.53	2.09%
Class K	$1,000.00	$1,025.70	$ 0.08	$1,000.00	$1,000.33	$ 0.08	0.96%
Class R	$1,000.00	$ 993.90	$ 8.22	$1,000.00	$1,016.75	$ 8.32	1.65%

[6]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

For Class K Shares, expenses equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 3/366 (to reflect the period from March 28, 2016, the commencement of operations, to March 31, 2016).

[7]

Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366. See “Disclosure of Expenses” on page 11 for further information on how expenses were calculated.

BLACKROCK FUNDS	MARCH 31, 2016	7

Fund Summary as of March 31, 2016	BlackRock Small Cap Growth Equity Portfolio

Investment Objective

BlackRock Small Cap Growth Equity Portfolio’s (the “Fund”) investment objective is to seek long-term capital growth.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended March 31, 2016, the Fund underperformed its benchmark, the Russell 2000® Growth Index.

What factors influenced performance?

•

The Fund’s underperformance was attributable primarily to stock selection within the financials and industrials sectors. Within financials, an overweight in national real estate brokerage firm Marcus & Millichap, Inc. detracted most from performance as shares fell sharply on disappointing earnings and revenues, as well as management’s expectation of more normalized growth rates in the future. An overweight in Florida-based regional bank EverBank Financial Corp. fell considerably over the period after the company, along with several industry peers, missed earnings estimates due to decreasing loan origination volumes and net interest margins. In general, regional banks were under pressure as the Fed signaled a longer-than-expected period of low interest rates. Within industrials, an overweight in professional staffing company Kforce, Inc. declined significantly after the company missed earnings and revenue estimates and issued below-consensus revenue guidance based on a deceleration in year-over-year technology staffing growth rates.

•

Stock selection within the health care and consumer discretionary sectors contributed most to performance. Within health care, an overweight in surgical facilities owner and operator Surgical Care Affiliates, Inc. led contributors, as the company beat earnings and forward guidance expectations over consecutive quarters. An overweight in biotech firm SciClone Pharmaceuticals, Inc. appreciated over the period on better-than-expected earnings and forward guidance, strong foreign sales growth of the company’s flagship hepatitis B drug, and the settlement of a multi-year investigation of its sales practices in China. Within consumer discretionary, an underweight position in high-end home furnishing company Restoration Hardware Holdings, Inc. contributed to performance as the company’s shares fell sharply on a preannouncement of earnings and revenues that considerably missed expectations. The company also issued declining quarterly and full-year earnings and revenue guidance, citing the negative effects of shipping delays of its new product line, demand weakness in customer markets impacted by failing crude prices and currency fluctuations, and less successful promotional efforts that suggested a spending pullback by high-end customers.

Describe recent portfolio activity.

•	During the six-month period, the Fund’s weightings in the industrials and information technology (“IT”) sectors increased, while the weightings in healthcare and telecommunication services decreased.

Describe portfolio positioning at period end.

•	Relative to the Russell 2000 Growth® Index, the Fund’s most significant sector overweight was in consumer discretionary and the most significant underweight was in IT.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Net Assets
Vail Resorts, Inc.	2%
Manhattan Associates, Inc.	2
Prestige Brands Holdings, Inc.	2
Tessera Technologies, Inc.	1
Masimo Corp.	1
LogMeIn, Inc.	1
ICU Medical, Inc.	1
Molina Healthcare, Inc.	1
Burlington Stores, Inc.	1
Cheesecake Factory, Inc.	1

Sector Allocation	Percent of Net Assets
Information Technology	24%
Health Care	23
Consumer Discretionary	19
Industrials	15
Financials	9
Materials	4
Consumer Staples	3
Energy	2
Short-Term Securities	3
Liabilities in Excess of Other Assets	(2)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

8	BLACKROCK FUNDS	MARCH 31, 2016

BlackRock Small Cap Growth Equity Portfolio

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small cap companies and at least 80% of its net assets (plus any borrowings for investment purposes) in securities or instruments of issuers located in the United States.

[3]

An unmanaged index that measures performance of the small-cap growth segment of the US equity universe. It includes those Russell 2000® Index companies with higher price-to-value ratios and higher forecasted growth values.

Performance Summary for the Period Ended March 31, 2016
		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	(4.38)%	(12.48)%	N/A	7.00%	N/A	6.38%	N/A
Service	(4.48)	(12.73)	N/A	6.69	N/A	6.09	N/A
Investor A	(4.48)	(12.74)	(17.32)%	6.66	5.51%	6.01	5.44%
Investor C	(4.98)	(13.47)	(14.25)	5.81	5.81	5.09	5.09
Russell 2000® Growth Index	(0.57)	(11.84)	N/A	7.70	N/A	6.00	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example
	Actual			Hypothetical[6]
	Beginning Account Value October 1, 2015	Ending Account Value March 31, 2016	Expenses Paid During the Period[5]	Beginning Account Value October 1, 2015	Ending Account Value March 31, 2016	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$956.20	$4.25	$1,000.00	$1,020.65	$4.39	0.87%
Service	$1,000.00	$955.20	$5.52	$1,000.00	$1,019.35	$5.70	1.13%
Investor A	$1,000.00	$955.20	$5.72	$1,000.00	$1,019.15	$5.91	1.17%
Investor C	$1,000.00	$950.20	$9.56	$1,000.00	$1,015.20	$9.87	1.96%

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

[6]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 11 for further information on how expenses were calculated.

BLACKROCK FUNDS	MARCH 31, 2016	9

About Fund Performance

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

•	Service Shares are not subject to any sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee) and are only available to certain eligible investors.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

•

Investor B Shares (for all Funds except Small Cap Growth Equity Portfolio) are subject to a maximum CDSC of 4.50% declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. These shares are only available through exchanges and distribution reinvestments by current holders and for purchase by certain employer-sponsored retirement plans.

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries.

•

Class K Shares (available only in BlackRock Mid-Cap Growth Equity Portfolio) are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Prior to March 28, 2016, Class K Shares of BlackRock Mid-Cap Growth Equity Portfolio performance results are those of Institutional Shares of BlackRock Mid-Cap Growth Equity Portfolio.

•	Class R Shares (for all Funds except Small Cap Growth Equity Portfolio) are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans. Prior to October 2, 2006, Class R performance results of BlackRock Mid-Cap Growth Equity Portfolio are those of Institutional Shares (which have no distribution or service fees) restated to reflect Class R Share fees. Prior to July 30, 2010, Class R performance results of BlackRock Flexible Equity Fund are those of Investor A Shares restated to reflect Class R Share fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the performance tables on the previous pages assume reinvestment of all distributions, if any, at NAV on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), BlackRock Flexible Equity Fund and BlackRock Mid-Cap Growth Equity Portfolio’s investment advisor, has contractually agreed to waive and/or reimburse a portion of the Funds’ expenses. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. The Manager, BlackRock Flexible Equity Fund’s investment advisor, voluntarily waived and/or reimbursed a portion of the Fund’s expenses. The Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver may be reduced or discontinued at any time. Without such waivers and/or reimbursements, the Funds’ performance would have been lower. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

10	BLACKROCK FUNDS	MARCH 31, 2016

Disclosure of Expenses

Shareholders of the Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other fund expenses. The expense examples shown on the previous pages (which are based on a hypothetical investment of $1,000 invested on March 28, 2016 (commencement of operations) for Class K of BlackRock Mid-Cap Growth Equity Portfolio and on October 1, 2015 for all other share classes and funds and held through March 31, 2016) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the headings entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other asset without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2016	11

Consolidated Schedule of Investments March 31, 2016 (Unaudited)	BlackRock Flexible Equity Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 1.3%
Raytheon Co.	48,728	$5,975,515
Air Freight & Logistics — 0.7%
FedEx Corp.	19,067	3,102,582
Airlines — 2.9%
Delta Air Lines, Inc.	84,300	4,103,724
Southwest Airlines Co.	166,987	7,481,018
United Continental Holdings, Inc. (a)	27,385	1,639,266

		13,224,008
Auto Components — 2.3%
Goodyear Tire & Rubber Co.	90,100	2,971,498
Lear Corp.	66,582	7,401,921

		10,373,419
Banks — 10.5%
Bank of America Corp.	866,804	11,719,190
Citigroup, Inc.	126,671	5,288,514
JPMorgan Chase & Co.	243,133	14,398,336
SunTrust Banks, Inc.	134,738	4,861,347
U.S. Bancorp	264,377	10,731,062

		46,998,449
Beverages — 1.6%
Dr Pepper Snapple Group, Inc.	57,107	5,106,508
Molson Coors Brewing Co., Class B	20,491	1,970,824

		7,077,332
Biotechnology — 3.7%
Amgen, Inc.	59,389	8,904,193
Gilead Sciences, Inc.	81,360	7,473,730

		16,377,923
Building Products — 0.6%
Owens Corning	56,100	2,652,408
Capital Markets — 1.7%
Freedom Pay, Inc. (a)	43,051	—
Goldman Sachs Group, Inc.	49,311	7,740,841

		7,740,841
Chemicals — 1.6%
Dow Chemical Co.	57,397	2,919,211
Eastman Chemical Co.	56,570	4,086,051

		7,005,262
Communications Equipment — 3.0%
Brocade Communications Systems, Inc.	221,745	2,346,062
Cisco Systems, Inc.	397,739	11,323,629

		13,669,691
Construction & Engineering — 0.2%
EMCOR Group, Inc.	19,500	947,700
Consumer Finance — 0.8%
SLM Corp. (a)	570,985	3,631,465
Containers & Packaging — 1.2%
Avery Dennison Corp.	30,800	2,220,988
Packaging Corp. of America	55,803	3,370,501

		5,591,489

Common Stocks	Shares	Value
Electronic Equipment, Instruments & Components — 0.7%
CDW Corp.	75,740	$3,143,210
Energy Equipment & Services — 0.5%
Schlumberger Ltd.	20,283	1,495,871
Weatherford International PLC (a)	93,343	726,209

		2,222,080
Food & Staples Retailing — 3.0%
CVS Health Corp.	128,552	13,334,699
Food Products — 1.3%
Pilgrim’s Pride Corp. (a)	40,405	1,026,287
Tyson Foods, Inc., Class A	73,969	4,930,774

		5,957,061
Health Care Providers & Services — 10.4%
Aetna, Inc.	100,930	11,339,485
Centene Corp. (a)	85,664	5,274,332
Cigna Corp.	60,030	8,238,517
Humana, Inc.	19,410	3,551,059
Laboratory Corp. of America Holdings (a)	37,646	4,409,476
UnitedHealth Group, Inc.	83,541	10,768,435
Universal Health Services, Inc., Class B	24,809	3,094,178

		46,675,482
Hotels, Restaurants & Leisure — 2.3%
Carnival Corp.	195,934	10,339,437
Household Durables — 1.4%
DR Horton, Inc.	80,211	2,424,779
Lennar Corp., Class A	39,190	1,895,228
NVR, Inc. (a)	699	1,210,948
Toll Brothers, Inc. (a)	32,497	958,986

		6,489,941
Insurance — 2.6%
American International Group, Inc.	111,775	6,041,439
Travelers Cos., Inc.	49,813	5,813,675

		11,855,114
Internet & Catalog Retail — 0.7%
Priceline Group, Inc. (a)	2,588	3,335,828
Internet Software & Services — 5.3%
Alphabet, Inc., Class A (a)	24,882	18,982,478
Facebook, Inc., Class A (a)	40,592	4,631,547

		23,614,025
IT Services — 2.9%
Amdocs Ltd.	66,203	3,999,985
Cognizant Technology Solutions Corp., Class A (a)	126,630	7,939,701
Total System Services, Inc.	22,488	1,069,979

		13,009,665
Leisure Products — 0.2%
Vista Outdoor, Inc. (a)	16,447	853,764
Machinery — 0.5%
Parker-Hannifin Corp.	21,100	2,343,788
Media — 4.1%
Comcast Corp., Class A	225,266	13,759,247

Portfolio Abbreviations
ADR	American Depositary Receipts	CVR	Contingent Value Rights	USD	U.S. Dollar

See Notes to Financial Statements.

12	BLACKROCK FUNDS	MARCH 31, 2016

Consolidated Schedule of Investments (continued)	BlackRock Flexible Equity Fund

Common Stocks	Shares	Value
Media (continued)
Omnicom Group, Inc.	55,291	$4,601,870

		18,361,117
Multi-Utilities — 1.1%
Public Service Enterprise Group, Inc.	104,729	4,936,925
Oil, Gas & Consumable Fuels — 4.2%
Anadarko Petroleum Corp.	21,810	1,015,692
BP PLC — ADR (b)	99,993	3,017,789
Chevron Corp.	28,600	2,728,440
Hess Corp.	32,572	1,714,916
HollyFrontier Corp.	12,400	437,968
Marathon Oil Corp.	109,890	1,224,175
Statoil ASA — ADR	59,180	920,841
Suncor Energy, Inc.	161,717	4,497,350
Tesoro Corp.	14,182	1,219,794
Valero Energy Corp.	30,100	1,930,614

		18,707,579
Paper & Forest Products — 0.5%
Domtar Corp.	50,075	2,028,037
Pharmaceuticals — 4.6%
Allergan PLC (a)	16,100	4,315,283
Johnson & Johnson	17,584	1,902,589
Pfizer, Inc.	268,752	7,965,809
Teva Pharmaceutical Industries Ltd. — ADR	119,029	6,369,242

		20,552,923
Road & Rail — 0.6%
Norfolk Southern Corp.	29,487	2,454,793
Semiconductors & Semiconductor Equipment — 2.1%
Intel Corp.	142,562	4,611,881
Lam Research Corp.	32,100	2,651,460
NVIDIA Corp.	58,670	2,090,412

		9,353,753
Software — 4.8%
Activision Blizzard, Inc.	243,940	8,254,930
Microsoft Corp.	244,248	13,489,817

		21,744,747
Specialty Retail — 6.0%
GNC Holdings, Inc., Class A	49,900	1,584,325

Common Stocks	Shares	Value
Specialty Retail (continued)
Home Depot, Inc.	79,370	$10,590,339
Lowe’s Cos., Inc.	146,037	11,062,303
Ross Stores, Inc.	64,612	3,741,035

		26,978,002
Technology Hardware, Storage & Peripherals — 4.8%
Apple Inc.	141,045	15,372,495
EMC Corp.	173,076	4,612,475
Western Digital Corp.	28,092	1,327,066

		21,312,036
Textiles, Apparel & Luxury Goods — 0.2%
Fossil Group, Inc. (a)	22,371	993,720
Tobacco — 2.3%
Altria Group, Inc.	167,060	10,467,980
Total Common Stocks — 99.2%		445,433,790

Investment Companies — 0.5%
Utilities Select Sector SPDR Fund (b)	41,260	2,047,321
Total Long-Term Investments (Cost — $425,631,261) — 99.7%		447,481,111

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.37% (c)(d)	187,175	187,175
	Beneficial Interest (000)
BlackRock Liquidity Series, LLC, Money Market Series, 0.55% (c)(d)(e)	$ 32	31,648
Total Short-Term Securities (Cost — $218,823) — 0.0%		218,823
Total Investments (Cost — $425,850,084) — 99.7%		447,699,934
Other Assets in Excess of Liabilities — 0.3%		1,277,692

Net Assets — 100.0%		$448,977,626

Notes to Consolidated Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	During the six months ended March 31, 2016, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2015	Net Activity	Shares/Beneficial Interest Held at March 31, 2016	Income		Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	2,453,165	(2,265,990)	187,175	$3,251		$54
BlackRock Liquidity Series, LLC, Money Market Series	—	$ 31,648	$ 31,648	$3,027	[1]	—
Total				$6,278		$54

[1]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(d)	Current yield as of period end.

(e)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2016	13

Consolidated Schedule of Investments (concluded)	BlackRock Flexible Equity Fund

•

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks[1]	$445,433,790	—	—	$ $445,433,790
Investment Companies	2,047,321	—	—	2,047,321
Short-Term Securities	187,175	$31,648	—	218,823

Total	$447,668,286	$31,648	—	$ 447,699,934

[1]	See above Schedule of Investments for values in each industry.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, collateral on securities loaned at value of $31,648 was categorized as Level 2 within the disclosure hierarchy.

During the six months ended March 31, 2016, there were no transfers between levels.

See Notes to Financial Statements.

14	BLACKROCK FUNDS	MARCH 31, 2016

Schedule of Investments March 31, 2016 (Unaudited)	BlackRock Mid-Cap Growth Equity Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 4.3%
Orbital ATK, Inc.	91,972	$7,996,046
TransDigm Group, Inc. (a)	68,566	15,107,832

		23,103,878
Airlines — 1.5%
Spirit Airlines, Inc. (a)	164,635	7,899,187
Banks — 1.9%
First Republic Bank	150,043	9,998,866
Beverages — 3.8%
Constellation Brands, Inc., Class A	135,603	20,488,257
Capital Markets — 1.9%
Affiliated Managers Group, Inc. (a)	62,322	10,121,093
Chemicals — 2.7%
Sherwin-Williams Co.	50,459	14,364,164
Containers & Packaging — 1.4%
Berry Plastics Group, Inc. (a)	207,196	7,490,135
Diversified Financial Services — 0.5%
Moody’s Corp.	28,201	2,723,089
Diversified Telecommunication Services — 3.3%
SBA Communications Corp., Class A (a)	178,091	17,839,375
Electrical Equipment — 3.5%
Acuity Brands, Inc.	46,940	10,239,492
AMETEK, Inc.	175,981	8,795,530

		19,035,022
Electronic Equipment, Instruments & Components — 0.9%
Coherent, Inc. (a)	49,927	4,588,291
Energy Equipment & Services — 0.6%
Oceaneering International, Inc.	97,236	3,232,125
Health Care Equipment & Supplies — 6.1%
Cooper Cos., Inc.	17,135	2,638,276
DexCom, Inc. (a)	159,894	10,858,402
IDEXX Laboratories, Inc. (a)	47,954	3,755,757
Intuitive Surgical, Inc. (a)	25,309	15,211,974

		32,464,409
Health Care Technology — 3.7%
athenahealth, Inc. (a)	61,175	8,489,867
IMS Health Holdings, Inc. (a)	431,344	11,452,183

		19,942,050
Hotels, Restaurants & Leisure — 4.4%
Domino’s Pizza, Inc.	101,202	13,344,496
Vail Resorts, Inc.	74,852	10,007,712

		23,352,208
Internet & Catalog Retail — 8.3%
Liberty TripAdvisor Holdings, Inc., Class A (a)	474,405	10,512,815
Liberty Ventures, Series A (a)	425,970	16,663,946
Netflix, Inc. (a)	169,730	17,351,498

		44,528,259
Internet Software & Services — 4.7%
CoStar Group, Inc. (a)	73,478	13,826,355
MercadoLibre, Inc.	30,007	3,536,325
Pandora Media, Inc. (a)	896,137	8,020,426

		25,383,106
IT Services — 12.7%
Fiserv, Inc. (a)	156,819	16,086,493
FleetCor Technologies, Inc. (a)	108,981	16,210,924
Global Payments, Inc.	278,967	18,216,545
Travelport Worldwide Ltd.	366,534	5,006,854

Common Stocks	Shares	Value
IT Services (continued)
Vantiv, Inc., Class A (a)	238,969	$12,875,650

		68,396,466
Life Sciences Tools & Services — 2.2%
Illumina, Inc. (a)	72,464	11,747,139
Media — 8.8%
Charter Communications, Inc., Class A (a)	57,157	11,570,291
Lions Gate Entertainment Corp.	86,712	1,894,657
Live Nation Entertainment, Inc. (a)	623,311	13,906,068
Madison Square Garden Co., Class A (a)	81,752	13,600,263
World Wrestling Entertainment, Inc., Class A (b)	360,069	6,358,819

		47,330,098
Oil, Gas & Consumable Fuels — 1.0%
Concho Resources, Inc. (a)	54,584	5,515,167
Professional Services — 2.5%
Equifax, Inc.	117,102	13,383,588
Road & Rail — 1.4%
Norfolk Southern Corp.	89,890	7,483,343
Semiconductors & Semiconductor Equipment — 1.6%
Applied Materials, Inc.	273,832	5,799,762
ARM Holdings PLC — ADR	60,579	2,646,696

		8,446,458
Software — 7.9%
Activision Blizzard, Inc.	483,786	16,371,318
Take-Two Interactive Software, Inc. (a)	123,545	4,653,940
UbiSoft Entertainment (a)	202,237	6,341,757
Workday, Inc., Class A (a)	135,755	10,431,414
Zendesk, Inc. (a)	218,073	4,564,268

		42,362,697
Specialty Retail — 2.8%
Restoration Hardware Holdings, Inc. (a)(b)	154,052	6,454,779
Ulta Salon Cosmetics & Fragrance, Inc. (a)	44,309	8,584,426

		15,039,205
Textiles, Apparel & Luxury Goods — 1.7%
Carter’s, Inc.	86,043	9,067,211
Total Common Stocks — 96.1%		515,324,886

Preferred Stocks
Internet Software & Services — 2.9%
Uber Technologies, Inc., Series D (Acquired 6/06/14, cost $5,000,911) (a)(c)	322,368	15,722,597
Software — 0.9%
Palantir Technologies, Inc., Series I (Acquired 2/07/14, cost $2,811,905) (a)(c)	458,712	4,889,870
Total Preferred Stocks — 3.8%		20,612,467

Warrants
Pharmaceuticals — 0.0%
Alexza Pharmaceuticals, Inc. (Issued/Exercisable 5/06/11, 1 Share for 1 Warrant, Expires 5/06/16, Strike Price USD 17.70) (a)	81,252	1
Total Long-Term Investments (Cost — $472,580,319) — 99.9%		535,937,354

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2016	15

Schedule of Investments (continued)	BlackRock Mid-Cap Growth Equity Portfolio

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.37% (d)(e)	1,912,385	$1,912,385
	Beneficial Interest (000)
BlackRock Liquidity Series, LLC, Money Market Series, 0.55% (d)(e)(f)	$ 6,543	6,542,600
Total Short-Term Securities (Cost — $8,454,985) — 1.6%		8,454,985

Value
Total Investments (Cost — $ 481,035,304) — 101.5%	$544,392,339
Liabilities in Excess of Other Assets — (1.5)%	(7,910,331)

Net Assets — 100.0%	$536,482,008

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Restricted security as to resale, excluding 144A securities. As of period end, the Fund held restricted securities with a current value of $20,612,467 and an original cost of $7,812,816 which was 3.8% of its net assets.

(d)	During the six months ended March 31, 2016, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at September 30, 2015	Net Activity	Shares/ Beneficial Interest Held at March 31, 2016	Income		Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	17,366,817	(15,454,432)	1,912,385	$ 12,626		$216
BlackRock Liquidity Series, LLC, Money Market Series	$ 6,334,671	$207,929	$6,542,600	$ 99,610	[1]	—
Total				$112,236		$216

[1]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(e)	Current yield as of period end.

(f)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•	For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Aerospace & Defense	$23,103,878	—	—	$23,103,878
Airlines	7,899,187	—	—	7,899,187
Banks	9,998,866	—	—	9,998,866
Beverages	20,488,257	—	—	20,488,257
Capital Markets	10,121,093	—	—	10,121,093
Chemicals	14,364,164	—	—	14,364,164
Containers & Packaging	7,490,135	—	—	7,490,135
Diversified Financial Services	2,723,089	—	—	2,723,089
Diversified Telecommunication Services	17,839,375	—	—	17,839,375
Electrical Equipment	19,035,022	—	—	19,035,022

See Notes to Financial Statements.

16	BLACKROCK FUNDS	MARCH 31, 2016

Schedule of Investments (continued)	BlackRock Mid-Cap Growth Equity Portfolio

	Level 1	Level 2	Level 3	Total
Electronic Equipment, Instruments & Components	$4,588,291	—	—	$4,588,291
Energy Equipment & Services	3,232,125	—	—	3,232,125
Health Care Equipment & Supplies	32,464,409	—	—	32,464,409
Health Care Technology	19,942,050	—	—	19,942,050
Hotels, Restaurants & Leisure	23,352,208	—	—	23,352,208
Internet & Catalog Retail	44,528,259	—	—	44,528,259
Internet Software & Services	25,383,106	—	—	25,383,106
IT Services	68,396,466	—	—	68,396,466
Life Sciences Tools & Services	11,747,139	—	—	11,747,139
Media	47,330,098	—	—	47,330,098
Oil, Gas & Consumable Fuels	5,515,167	—	—	5,515,167
Professional Services	13,383,588	—	—	13,383,588
Road & Rail	7,483,343	—	—	7,483,343
Semiconductors & Semiconductor Equipment	8,446,458	—	—	8,446,458
Software	36,020,940	$6,341,757	—	42,362,697
Specialty Retail	15,039,205	—	—	15,039,205
Textiles, Apparel & Luxury Goods	9,067,211	—	—	9,067,211
Preferred Stocks:
Internet Software & Services	—	—	$15,722,597	15,722,597
Software	—	—	4,889,870	4,889,870
Warrants	—	1	—	1
Short-Term Securities	1,912,385	6,542,600	—	8,454,985

Total	$510,895,514	$12,884,358	$20,612,467	$544,392,339

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$1,904,635	—	—	$1,904,635
Foreign currency at value	1,234	—	—	1,234
Liabilities:
Collateral on securities loaned at value	—	$(6,542,600)	—	(6,542,600)

Total	$1,905,869	$(6,542,600)	—	$(4,636,731)

During the six months ended March 31, 2016, there were no transfers between Level 1 and Level 2.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

Preferred Securities
Assets:
Opening balance, as of September 30, 2015	$17,166,874
Transfers into Level 3	—
Transfers out of Level 3	—
Accrued discounts/premiums	—
Net realized gain (loss)	—
Net change in unrealized appreciation (depreciation)[1,2]	3,445,593
Purchases	—
Sales	—

Closing balance, as of March 31, 2016	$20,612,467

Net change in unrealized appreciation (depreciation) on investments still held at March 31, 2016[2]	$3,445,593

[1]	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.

[2]

Any difference between Net change in unrealized appreciation (depreciation) and Net change in unrealized appreciation (depreciation) on investments still held at March 31, 2016, is generally due to investments no longer held or categorized as Level 3 at period end.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2016	17

Schedule of Investments (concluded)	BlackRock Mid-Cap Growth Equity Portfolio

The following table summarizes the valuation techniques used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Fund’s Level 3 investments as of period end.

	Value	Valuation Techniques	Unobservable Inputs	Range of Unobservable Inputs Utilized	Weighted Average of Unobservable Inputs
Assets:
Preferred Stocks	$20,612,467	Market Comparables	Revenue Multiple[1]	12.00x - 32.79x	27.86x
			Revenue Growth Rate[1]	110.00%
			Revenue Growth Rate[1]	373.00%

[1]	Increase in unobservable input may result in a significant increase to value, while a decrease in the unobservable input may result in a significant decrease to value.

See Notes to Financial Statements.

18	BLACKROCK FUNDS	MARCH 31, 2016

Schedule of Investments March 31, 2016 (Unaudited)	BlackRock Small Cap Growth Equity Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 1.0%
DigitalGlobe, Inc. (a)	90,651	$1,568,262
Ducommun, Inc. (a)	28,496	434,564
HEICO Corp., Class A	45,458	2,163,801
Vectrus, Inc. (a)	141,314	3,214,893

		7,381,520
Air Freight & Logistics — 0.9%
Atlas Air Worldwide Holdings, Inc. (a)	2,064	87,245
Hub Group, Inc., Class A (a)	153,393	6,256,900

		6,344,145
Airlines — 0.4%
Allegiant Travel Co.	898	159,898
Hawaiian Holdings, Inc. (a)	40,755	1,923,228
JetBlue Airways Corp. (a)	24,777	523,290

		2,606,416
Auto Components — 2.1%
American Axle & Manufacturing Holdings, Inc. (a)	143,650	2,210,773
Cooper Tire & Rubber Co.	23,078	854,348
Cooper-Standard Holdings, Inc. (a)	35,425	2,544,932
Drew Industries, Inc.	1,086	70,004
Horizon Global Corp. (a)	50,677	637,517
Lear Corp.	1,947	216,448
Tenneco, Inc. (a)	62,379	3,213,142
Tower International, Inc.	194,515	5,290,808

		15,037,972
Banks — 2.0%
Central Pacific Financial Corp.	211,723	4,609,210
Fidelity Southern Corp.	140,916	2,260,293
Great Western Bancorp, Inc.	15,099	411,750
Seacoast Banking Corp. of Florida (a)	9,773	154,316
Sierra Bancorp	1,884	34,195
Umpqua Holdings Corp.	325,151	5,156,895
Western Alliance Bancorp (a)	52,044	1,737,229

		14,363,888
Beverages — 0.2%
Primo Water Corp. (a)	161,941	1,633,985
Biotechnology — 8.2%
ACADIA Pharmaceuticals, Inc. (a)	95,256	2,663,358
Achillion Pharmaceuticals, Inc. (a)	43,512	335,913
Acorda Therapeutics, Inc. (a)	61,820	1,635,139
Adamas Pharmaceuticals, Inc. (a)	26,536	383,711
Aduro Biotech, Inc. (a)	19,317	247,451
Alexion Pharmaceuticals, Inc. (a)	713	99,264
AMAG Pharmaceuticals, Inc. (a)	57,258	1,339,837
Amicus Therapeutics, Inc. (a)	23,381	197,569
Anacor Pharmaceuticals, Inc. (a)	32,705	1,748,082
Applied Genetic Technologies Corp. (a)	27,812	388,812
Ardelyx, Inc. (a)	49,969	388,259
Ariad Pharmaceuticals, Inc. (a)	55,146	352,383
Array BioPharma, Inc. (a)	109,907	324,226
Avexis, Inc. (a)	13,073	356,108
BioSpecifics Technologies Corp. (a)	18,550	645,911
Cara Therapeutics, Inc. (a)	63,577	395,449
Catalyst Pharmaceuticals, Inc. (a)	242,322	283,517
Celldex Therapeutics, Inc. (a)	50,689	191,604
Cepheid, Inc. (a)	77,591	2,588,436
Cerulean Pharma, Inc. (a)	141,201	382,655
ChemoCentryx, Inc. (a)	80,159	199,596
Chiasma, Inc. (a)	29,446	269,725
Chimerix, Inc. (a)	25,231	128,930
China Biologic Products, Inc. (a)	3,783	433,078
Clovis Oncology, Inc. (a)	29,692	570,086

Common Stocks	Shares	Value
Biotechnology (continued)
Concert Pharmaceuticals, Inc. (a)	50,770	$693,518
Cytokinetics, Inc. (a)	84,719	597,269
Dynavax Technologies Corp. (a)	53,642	1,032,072
Eagle Pharmaceuticals, Inc. (a)(b)	10,387	420,673
Emergent Biosolutions, Inc. (a)	40,747	1,481,153
Enanta Pharmaceuticals, Inc. (a)	34,936	1,026,070
Enzon Pharmaceuticals, Inc.	548,745	257,910
Exelixis, Inc. (a)	90,115	360,460
FibroGen, Inc. (a)	56,782	1,208,889
Five Prime Therapeutics, Inc. (a)	24,372	990,234
Flexion Therapeutics, Inc. (a)	30,247	278,272
Genomic Health, Inc. (a)	38,913	963,875
Halozyme Therapeutics, Inc. (a)	141,099	1,336,208
Ignyta, Inc. (a)	64,962	439,793
Immune Design Corp. (a)	45,125	586,625
ImmunoGen, Inc. (a)	23,750	202,350
Infinity Pharmaceuticals, Inc. (a)	63,166	332,885
Insmed, Inc. (a)	8,483	107,480
Insys Therapeutics, Inc. (a)(b)	19,123	305,777
Ionis Pharmaceuticals, Inc. (a)	4,706	190,593
Ironwood Pharmaceuticals, Inc. (a)	145,250	1,589,035
Kite Pharma, Inc. (a)	15,570	714,819
Ligand Pharmaceuticals, Inc., Class B (a)	22,982	2,461,142
Lion Biotechnologies, Inc. (a)	44,126	224,160
Merrimack Pharmaceuticals, Inc. (a)(b)	27,115	226,953
MiMedx Group, Inc. (a)	176,012	1,538,345
Momenta Pharmaceuticals, Inc. (a)	104,086	961,755
Myriad Genetics, Inc. (a)	83,110	3,110,807
Neurocrine Biosciences, Inc. (a)	73,171	2,893,913
NewLink Genetics Corp. (a)	21,655	394,121
Novavax, Inc. (a)	124,227	641,011
OncoGenex Pharmaceuticals, Inc. (a)	128,872	88,084
Oncothyreon, Inc. (a)	177,093	224,908
Ophthotech Corp. (a)	32,158	1,359,319
OPKO Health, Inc. (a)(b)	39,223	407,527
PDL BioPharma, Inc.	225,181	749,853
Peregrine Pharmaceuticals, Inc. (a)	373,184	156,924
Pfenex, Inc. (a)	36,009	353,968
Portola Pharmaceuticals, Inc. (a)	79,752	1,626,941
Progenics Pharmaceuticals, Inc. (a)	50,249	219,086
Prothena Corp. PLC (a)	15,079	620,652
PTC Therapeutics, Inc. (a)	43,618	280,900
Radius Health, Inc. (a)	10,433	328,014
Raptor Pharmaceutical Corp. (a)	190,032	874,147
Repligen Corp. (a)	57,732	1,548,372
Retrophin, Inc. (a)	55,084	752,447
Rigel Pharmaceuticals, Inc. (a)	297,809	619,443
Sangamo Biosciences, Inc. (a)	147,659	893,337
Sarepta Therapeutics, Inc. (a)(b)	12,287	239,842
Strongbridge Biopharma PLC (a)	24,942	113,736
TESARO, Inc. (a)	7,142	314,462
Tonix Pharmaceuticals Holding Corp. (a)	34,423	82,959
Trevena, Inc. (a)	92,991	769,036
Ultragenyx Pharmaceutical, Inc. (a)	24,193	1,531,659
United Therapeutics Corp. (a)	2,988	332,953
Verastem, Inc. (a)	91,121	143,971
vTv Therapeutics, Inc., Class A (a)	38,077	196,477
Xencor, Inc. (a)	48,432	649,957
ZIOPHARM Oncology, Inc. (a)(b)	79,480	589,742

		60,185,982
Building Products — 2.0%
Apogee Enterprises, Inc.	26,734	1,173,355
Continental Building Products, Inc. (a)	195,056	3,620,239
Gibraltar Industries, Inc. (a)	44,150	1,262,690

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2016	19

Schedule of Investments (continued)	BlackRock Small Cap Growth Equity Portfolio

Common Stocks	Shares	Value
Building Products (continued)
Insteel Industries, Inc.	40,664	$1,243,098
Masonite International Corp. (a)	44,565	2,919,007
NCI Building Systems, Inc. (a)	40,510	575,242
Universal Forest Products, Inc.	44,360	3,806,975

		14,600,606
Capital Markets — 0.3%
BGC Partners, Inc., Class A	92,572	837,777
PJT Partners, Inc., Class A	7,442	178,980
Westwood Holdings Group, Inc.	20,847	1,222,677

		2,239,434
Chemicals — 1.8%
Advanced Emissions Solutions, Inc. (a)	59,153	393,367
AgroFresh Solutions, Inc. (a)	76,346	488,614
Chemtura Corp. (a)	13,289	350,830
Ferro Corp. (a)	31,920	378,890
Innophos Holdings, Inc.	12,334	381,244
Innospec, Inc.	34,821	1,509,839
Koppers Holdings, Inc. (a)	28,637	643,473
Olin Corp.	80,858	1,404,503
OMNOVA Solutions, Inc. (a)	17,684	98,323
PolyOne Corp.	40,186	1,215,627
Sensient Technologies Corp.	50,061	3,176,871
Stepan Co.	31,000	1,713,990
Trinseo SA (a)(b)	31,531	1,160,656

		12,916,227
Commercial Services & Supplies — 2.4%
ABM Industries, Inc.	10,026	323,940
ARC Document Solutions, Inc. (a)	415,601	1,870,205
Herman Miller, Inc.	186,631	5,765,032
Interface, Inc.	248,517	4,607,505
Knoll, Inc.	245,381	5,312,499

		17,879,181
Communications Equipment — 1.8%
Aviat Networks, Inc. (a)	188,601	133,907
Calix, Inc. (a)	189,017	1,340,130
Ciena Corp. (a)	65,926	1,253,912
Infinera Corp. (a)	70,506	1,132,326
Ixia (a)	230,142	2,867,569
Lumentum Holdings, Inc. (a)	54,781	1,477,444
NETGEAR, Inc. (a)	41,093	1,658,924
ShoreTel, Inc. (a)	449,983	3,347,873

		13,212,085
Construction & Engineering — 1.3%
Comfort Systems USA, Inc.	193,388	6,143,937
Dycom Industries, Inc. (a)	47,049	3,042,659

		9,186,596
Construction Materials — 0.4%
Headwaters, Inc. (a)	52,246	1,036,561
Summit Materials, Inc., Class A (a)	82,933	1,613,047

		2,649,608
Consumer Finance — 0.3%
Consumer Portfolio Services, Inc. (a)	186,779	790,075
Emergent Capital, Inc. (a)	333,578	1,340,984
Enova International, Inc. (a)	18,258	115,208

		2,246,267
Containers & Packaging — 0.5%
Berry Plastics Group, Inc. (a)	95,887	3,466,315
Graphic Packaging Holding Co.	34,001	436,913

		3,903,228

Common Stocks	Shares	Value
Distributors — 0.4%
Core-Mark Holding Co., Inc.	34,633	$2,824,667
Pool Corp.	915	80,282

		2,904,949
Diversified Consumer Services — 0.4%
Bright Horizons Family Solutions, Inc. (a)	7,442	482,093
Collectors Universe, Inc.	71,477	1,186,518
Grand Canyon Education, Inc. (a)	3,564	152,325
Houghton Mifflin Harcourt Co. (a)	29,510	588,429
K12, Inc. (a)	87,187	862,279

		3,271,644
Diversified Financial Services — 0.0%
Marlin Business Services Corp.	10,560	151,114
Diversified Telecommunication Services — 0.4%
FairPoint Communications, Inc. (a)	27,329	406,656
Inteliquent, Inc.	163,278	2,620,612
Leap Wireless International, Inc. (a)	11,529	29,053

		3,056,321
Electrical Equipment — 0.3%
Encore Wire Corp.	12,489	486,197
Energy Focus, Inc. (a)(b)	8,830	65,607
General Cable Corp.	16,736	204,347
LSI Industries, Inc.	115,216	1,353,788
PowerSecure International, Inc. (a)	3,911	73,097
SL Industries, Inc. (a)	10	340

		2,183,376
Electronic Equipment, Instruments & Components — 1.5%
Belden, Inc.	4,353	267,187
Benchmark Electronics, Inc. (a)	49,063	1,130,902
Coherent, Inc. (a)	6,375	585,863
Fabrinet (a)	31,585	1,021,775
FEI Co.	28,251	2,514,621
II-VI, Inc. (a)	16,362	355,219
Littelfuse, Inc.	10,431	1,284,160
Newport Corp. (a)	11,961	275,103
Sanmina Corp. (a)	13,535	316,448
ScanSource, Inc. (a)	951	38,401
SYNNEX Corp.	6,710	621,279
Tech Data Corp. (a)	31,627	2,428,005

		10,838,963
Energy Equipment & Services — 0.3%
Archrock, Inc.	118,779	950,232
Aspen Aerogels, Inc. (a)	66,784	300,528
Exterran Corp. (a)	44,165	682,791
PHI, Inc. (a)	15,397	290,849

		2,224,400
Food & Staples Retailing — 0.7%
Casey’s General Stores, Inc.	37,267	4,223,096
Ingles Markets, Inc., Class A	5,790	217,125
Performance Food Group Co. (a)	13,405	313,007
Smart & Final Stores, Inc. (a)	12,371	200,410

		4,953,638
Food Products — 1.0%
Cal-Maine Foods, Inc. (b)	70,302	3,649,377
Dean Foods Co.	147,055	2,546,993
J&J Snack Foods Corp.	2,160	233,885
Lancaster Colony Corp.	3,911	432,439
Seaboard Corp. (a)	92	276,277

		7,138,971

See Notes to Financial Statements.

20	BLACKROCK FUNDS	MARCH 31, 2016

Schedule of Investments (continued)	BlackRock Small Cap Growth Equity Portfolio

Common Stocks	Shares	Value
Gas Utilities — 0.1%
Southwest Gas Corp.	8,779	$578,097
Health Care Equipment & Supplies — 5.5%
ABIOMED, Inc. (a)	5,970	566,016
AngioDynamics, Inc. (a)	36,522	448,855
Anika Therapeutics, Inc. (a)	11,294	505,068
Atrion Corp.	248	98,049
Cantel Medical Corp.	25,143	1,794,204
ICU Medical, Inc. (a)	75,916	7,902,856
iRadimed Corp. (a)(b)	5,427	103,981
LeMaitre Vascular, Inc.	12,898	200,177
Livanova PLC (a)	13,864	748,379
Masimo Corp. (a)	200,168	8,375,029
Merit Medical Systems, Inc. (a)	116,056	2,145,875
Natus Medical, Inc. (a)	45,491	1,748,219
NuVasive, Inc. (a)	87,713	4,267,237
NxStage Medical, Inc. (a)	22,689	340,108
Orthofix International NV (a)	17,225	715,182
RTI Surgical, Inc. (a)	618,482	2,473,928
SeaSpine Holdings Corp. (a)	89,391	1,308,684
Steris PLC	43,609	3,098,419
SurModics, Inc. (a)	66,237	1,219,423
Symmetry Surgical, Inc. (a)	159,044	1,568,174
West Pharmaceutical Services, Inc.	2,528	175,241

		39,803,104
Health Care Providers & Services — 4.6%
Air Methods Corp. (a)	25,232	913,903
Alliance HealthCare Services, Inc. (a)	25,521	183,496
AMN Healthcare Services, Inc. (a)	163,148	5,483,404
Amsurg Corp. (a)	1,188	88,625
BioTelemetry, Inc. (a)	44,043	514,422
Capital Senior Living Corp. (a)	59,910	1,109,533
Chemed Corp.	3,392	459,446
Cross Country Healthcare, Inc. (a)	5,728	66,617
Five Star Quality Care, Inc. (a)	158,552	363,084
HealthSouth Corp.	101,989	3,837,846
LHC Group, Inc. (a)	4,724	167,985
Molina Healthcare, Inc. (a)	117,484	7,576,543
National HealthCare Corp.	10,978	683,929
National Research Corp., Class A	16,376	254,647
Owens & Minor, Inc.	7,383	298,421
Surgical Care Affiliates, Inc. (a)	75,646	3,500,897
Team Health Holdings, Inc. (a)	110,716	4,629,036
WellCare Health Plans, Inc. (a)	39,910	3,701,653

		33,833,487
Health Care Technology — 0.1%
Medidata Solutions, Inc. (a)	10,657	412,532
Omnicell, Inc. (a)	2,887	80,461
Vocera Communications, Inc. (a)	4,373	55,756

		548,749
Hotels, Restaurants & Leisure — 6.4%
BJ’s Restaurants, Inc. (a)	10,468	435,155
Bloomin’ Brands, Inc.	56,381	951,147
Boyd Gaming Corp. (a)	105,366	2,176,862
Bravo Brio Restaurant Group, Inc. (a)	59,158	458,475
Carrols Restaurant Group, Inc. (a)	64,890	937,012
Century Casinos, Inc. (a)	69,710	429,414
Cheesecake Factory, Inc.	129,924	6,897,665
Cracker Barrel Old Country Store, Inc. (b)	42,754	6,527,253
Dave & Buster’s Entertainment, Inc. (a)	56,971	2,209,335
Eldorado Resorts, Inc. (a)	92,004	1,052,526
International Speedway Corp., Class A	1,879	69,354
Isle of Capri Casinos, Inc. (a)	155,213	2,172,982
J Alexander’s Holdings, Inc. (a)	110,627	1,168,221

Common Stocks	Shares	Value
Hotels, Restaurants & Leisure (continued)
Jack in the Box, Inc.	53,950	$3,445,787
Papa John’s International, Inc.	33,574	1,819,375
Red Robin Gourmet Burgers, Inc. (a)	2,843	183,288
SeaWorld Entertainment, Inc.	27,537	579,929
Texas Roadhouse, Inc.	21,645	943,289
Vail Resorts, Inc.	108,040	14,444,948

		46,902,017
Household Durables — 0.8%
Ethan Allen Interiors, Inc.	23,395	744,429
Installed Building Products, Inc. (a)	16,183	430,630
La-Z-Boy, Inc.	106,363	2,844,147
Zagg, Inc. (a)	181,309	1,633,594

		5,652,800
Household Products — 0.1%
Central Garden & Pet Co., Class A (a)	21,688	353,298
WD-40 Co.	768	82,952

		436,250
Independent Power and Renewable Electricity Producers — 0.0%
Talen Energy Corp. (a)	30,121	271,089
Vivint Solar, Inc. (a)	11,671	30,928

		302,017
Insurance — 0.8%
American Equity Investment Life Holding Co.	38,414	645,355
Fidelity & Guaranty Life	79,254	2,079,625
National General Holdings Corp.	51,159	1,104,523
State National Cos., Inc.	50,131	631,651
Universal Insurance Holdings, Inc.	70,216	1,249,845

		5,710,999
Internet & Catalog Retail — 0.4%
1-800-Flowers.com, Inc., Class A (a)	73,199	576,808
Liberty TripAdvisor Holdings, Inc., Class A (a)	32,804	726,937
Shutterfly, Inc. (a)	34,136	1,582,886

		2,886,631
Internet Software & Services — 4.4%
Apigee Corp. (a)	9,094	75,571
Bankrate, Inc. (a)	52,596	482,305
Brightcove, Inc. (a)	10,618	66,256
Carbonite, Inc. (a)	17,110	136,367
Five9, Inc. (a)	10,998	97,772
Intralinks Holdings, Inc. (a)	48,818	384,686
j2 Global, Inc.	59,422	3,659,207
Limelight Networks, Inc. (a)	473,316	856,702
LogMeIn, Inc. (a)	160,716	8,109,729
NIC, Inc.	110,754	1,996,895
QuinStreet, Inc. (a)	883,139	3,020,335
SciQuest, Inc. (a)	337,111	4,679,101
United Online, Inc. (a)	40,672	469,355
Web.com Group, Inc. (a)	267,356	5,298,996
XO Group, Inc. (a)	168,807	2,709,352

		32,042,629
IT Services — 3.3%
Blackhawk Network Holdings, Inc. (a)	15,995	548,629
CACI International, Inc., Class A (a)	13,383	1,427,966
Computer Task Group, Inc.	23,253	118,823
CSG Systems International, Inc.	34,273	1,547,769
Datalink Corp. (a)	153,996	1,407,523
Euronet Worldwide, Inc. (a)	59,164	4,384,644
Everi Holdings, Inc. (a)	373,791	855,981
ExlService Holdings, Inc. (a)	30,905	1,600,879
Hackett Group, Inc.	12,045	182,120

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2016	21

Schedule of Investments (continued)	BlackRock Small Cap Growth Equity Portfolio

Common Stocks	Shares	Value
IT Services (continued)
Heartland Payment Systems, Inc.	33,310	$3,216,747
Higher One Holdings, Inc. (a)	67,494	263,902
Lionbridge Technologies, Inc. (a)	292,561	1,480,359
Net1 UEPS Technologies, Inc. (a)	134,343	1,235,956
Science Applications International Corp.	85,211	4,545,155
Sykes Enterprises, Inc. (a)	6,638	200,335
Travelport Worldwide Ltd.	62,301	851,032

		23,867,820
Leisure Products — 1.1%
Brunswick Corp.	106,170	5,094,037
Nautilus, Inc. (a)	155,682	3,007,776

		8,101,813
Life Sciences Tools & Services — 1.5%
Cambrex Corp. (a)	61,202	2,692,888
Harvard Bioscience, Inc. (a)	214,387	647,449
INC Research Holdings, Inc., Class A (a)	103,148	4,250,729
PAREXEL International Corp. (a)	41,916	2,629,391
PRA Health Sciences, Inc. (a)	22,467	960,689

		11,181,146
Machinery — 3.2%
Blount International, Inc. (a)	44,142	440,537
Briggs & Stratton Corp.	60,353	1,443,644
Commercial Vehicle Group, Inc. (a)	102,577	271,829
Global Brass & Copper Holdings, Inc.	179,311	4,473,809
Greenbrier Cos., Inc.	112,370	3,105,907
Hyster-Yale Materials Handling, Inc.	12,467	830,302
John Bean Technologies Corp.	67,816	3,825,501
Luxfer Holdings PLC — ADR	415,291	4,406,237
SPX Corp.	45,151	678,168
Standex International Corp.	1,805	140,447
Wabash National Corp. (a)	280,323	3,700,264

		23,316,645
Marine — 0.4%
Matson, Inc.	68,744	2,761,446
Media — 0.6%
Crown Media Holdings, Inc., Class A (a)	197,551	1,003,559
Entercom Communications Corp., Class A (a)	53,122	562,031
Gray Television, Inc. (a)	83,723	981,234
Harte-Hanks, Inc.	420,378	1,063,556
IMAX Corp. (a)	15,012	466,723
New Media Investment Group, Inc.	6,517	108,443
Sinclair Broadcast Group, Inc., Class A	9,835	302,426
Tribune Publishing Co.	14,412	111,261

		4,599,233
Metals & Mining — 0.4%
Ferroglobe PLC	24,898	219,351
Kaiser Aluminum Corp.	2,854	241,277
Worthington Industries, Inc.	62,568	2,229,923

		2,690,551
Multiline Retail — 0.4%
Big Lots, Inc.	67,508	3,057,437
Oil, Gas & Consumable Fuels — 1.2%
Alon USA Energy, Inc.	14,577	150,435
Callon Petroleum Co. (a)	10,166	89,969
Cheniere Energy Partners LP Holdings LLC	17,084	308,537
DHT Holdings, Inc.	347,147	1,999,567
Evolution Petroleum Corp.	112,396	546,245
Gener8 Maritime, Inc. (a)	199,814	1,410,687
Matador Resources Co. (a)	4,720	89,491

Common Stocks	Shares	Value
Oil, Gas & Consumable Fuels (continued)
Nordic American Tankers Ltd (b)	56,797	$800,270
Parsley Energy, Inc., Class A (a)	29,291	661,977
PDC Energy, Inc. (a)	8,011	476,254
Scorpio Tankers, Inc.	277,610	1,618,466
Triangle Petroleum Corp. (a)(b)	273,566	148,355
Western Refining, Inc.	17,227	501,133

		8,801,386
Paper & Forest Products — 0.5%
Boise Cascade Co. (a)	44,706	926,308
Clearwater Paper Corp. (a)	57,592	2,793,788

		3,720,096
Personal Products — 0.2%
Natural Health Trends Corp. (b)	7,117	235,929
USANA Health Sciences, Inc. (a)	9,256	1,123,864

		1,359,793
Pharmaceuticals — 3.3%
Catalent, Inc. (a)	29,066	775,190
Flex Pharma, Inc. (a)	15,414	169,092
Impax Laboratories, Inc. (a)	51,007	1,633,244
Innoviva, Inc. (b)	28,910	363,977
Juniper Pharmaceuticals, Inc. (a)	83,892	554,526
Lannett Co., Inc. (a)	27,815	498,723
Marinus Pharmaceuticals, Inc. (a)	25,226	135,716
Pacira Pharmaceuticals, Inc. (a)	7,095	375,893
Pernix Therapeutics Holdings, Inc. (a)	184,199	193,409
Phibro Animal Health Corp., Class A	11,068	299,279
Prestige Brands Holdings, Inc. (a)	240,623	12,846,862
Sagent Pharmaceuticals, Inc. (a)	21,688	263,943
Sciclone Pharmaceuticals, Inc. (a)	439,540	4,834,940
Sucampo Pharmaceuticals, Inc., Class A (a)	98,510	1,076,714

		24,021,508
Professional Services — 2.4%
Insperity, Inc.	88,715	4,589,227
Kforce, Inc.	233,290	4,567,818
On Assignment, Inc. (a)	42,819	1,580,877
RPX Corp. (a)	534,281	6,016,004
TrueBlue, Inc. (a)	35,567	930,077
Volt Information Sciences, Inc. (a)	24,688	185,901

		17,869,904
Real Estate Investment Trusts (REITs) — 3.5%
American Assets Trust, Inc.	30,073	1,200,514
Chatham Lodging Trust	111,157	2,382,094
Colony Capital, Inc., Class A	133,264	2,234,837
CoreSite Realty Corp.	22,964	1,607,710
CubeSmart	58,349	1,943,022
DiamondRock Hospitality Co.	120,890	1,223,407
EPR Properties	23,551	1,568,968
FelCor Lodging Trust, Inc.	61,423	498,755
Hersha Hospitality Trust	65,499	1,397,749
InfraREIT, Inc. (a)	104,756	1,786,090
Lexington Realty Trust	194,058	1,668,899
PS Business Parks, Inc.	11,471	1,152,950
RLJ Lodging Trust	208,988	4,781,645
Ryman Hospitality Properties, Inc.	18,053	929,368
Sovran Self Storage, Inc.	8,745	1,031,473
Sunstone Hotel Investors, Inc.	22,265	311,710

		25,719,191
Real Estate Management & Development — 0.6%
AV Homes, Inc. (a)	13,371	151,895

See Notes to Financial Statements.

22	BLACKROCK FUNDS	MARCH 31, 2016

Schedule of Investments (continued)	BlackRock Small Cap Growth Equity Portfolio

Common Stocks	Shares	Value
Real Estate Management & Development (continued)
Marcus & Millichap, Inc. (a)	130,002	$3,300,751
Re/Max Holdings, Inc., Class A	12,349	423,571
RMR Group, Inc., Class A (a)	17,318	433,123

		4,309,340
Road & Rail — 0.2%
ArcBest Corp.	8,768	189,301
Roadrunner Transportation Systems, Inc. (a)	25,867	322,303
YRC Worldwide, Inc. (a)	94,116	877,161

		1,388,765
Semiconductors & Semiconductor Equipment — 4.5%
Advanced Energy Industries, Inc. (a)	12,011	417,863
Alpha & Omega Semiconductor Ltd. (a)	46,323	548,928
Ambarella, Inc. (a)(b)	6,305	281,833
Axcelis Technologies, Inc. (a)	36,216	101,405
Cascade Microtech, Inc. (a)	71,096	1,465,999
Cirrus Logic, Inc. (a)	63,025	2,294,740
Inphi Corp. (a)	10,246	341,602
Integrated Device Technology, Inc. (a)	232,533	4,752,974
MaxLinear, Inc., Class A (a)	149,949	2,774,057
Microsemi Corp. (a)	175,074	6,707,085
NeoPhotonics Corp. (a)	46,934	658,953
Synaptics, Inc. (a)	26,462	2,110,080
Tessera Technologies, Inc.	336,494	10,431,314

		32,886,833
Software — 8.4%
A10 Networks, Inc. (a)	30,524	180,702
Aspen Technology, Inc. (a)	175,528	6,341,827
AVG Technologies NV (a)	101,064	2,097,078
CommVault Systems, Inc. (a)	1,823	78,699
Ellie Mae, Inc. (a)	24,346	2,206,721
Exa Corp. (a)	58,107	752,486
Fair Isaac Corp.	11,851	1,257,273
FleetMatics Group PLC (a)	40,707	1,657,182
Gigamon, Inc. (a)	126,278	3,917,144
Guidewire Software, Inc. (a)	2,842	154,832
Imperva, Inc. (a)	40,130	2,026,565
Infoblox, Inc. (a)	203,790	3,484,809
Manhattan Associates, Inc. (a)	232,475	13,220,853
MicroStrategy, Inc., Class A (a)	23,176	4,165,191
Monotype Imaging Holdings, Inc.	99,731	2,385,565
Pegasystems, Inc.	132,090	3,352,444
Progress Software Corp. (a)	21,031	507,268
Proofpoint, Inc. (a)	28,051	1,508,583
Silver Spring Networks, Inc. (a)	6,782	100,035
Synchronoss Technologies, Inc. (a)	78,157	2,527,597
Take-Two Interactive Software, Inc. (a)	163,496	6,158,894
TiVo, Inc. (a)	95,142	904,800
Verint Systems, Inc. (a)	60,311	2,013,181
Zix Corp. (a)	163,777	643,644

		61,643,373
Specialty Retail — 4.2%
Aaron’s, Inc.	98,925	2,483,017
American Eagle Outfitters, Inc.	253,183	4,220,561
Asbury Automotive Group, Inc. (a)	47,420	2,837,613
Burlington Stores, Inc. (a)	126,499	7,114,304
Chico’s FAS, Inc.	240,783	3,195,190
Children’s Place, Inc.	3,540	295,484
Citi Trends, Inc.	30,817	549,467
Express, Inc. (a)	147,404	3,155,920
Francesca’s Holdings Corp (a)	4,440	85,070

Common Stocks	Shares	Value
Specialty Retail (continued)
Group 1 Automotive, Inc.	56,088	$3,291,805
Haverty Furniture Cos., Inc.	40,190	850,420
Lithia Motors, Inc., Class A	4,958	432,982
Sears Hometown and Outlet Stores, Inc. (a)	55,996	359,494
Sonic Automotive, Inc., Class A	59,037	1,091,004
Stage Stores, Inc.	60,537	487,928
TravelCenters of America LLC (a)	54,044	365,878

		30,816,137
Technology Hardware, Storage & Peripherals — 0.4%
Avid Technology, Inc. (a)	20,044	135,497
Electronics for Imaging, Inc. (a)	27,446	1,163,436
Immersion Corp. (a)	99,203	819,417
Nimble Storage, Inc. (a)	54,104	424,175
Super Micro Computer, Inc. (a)	12,355	421,058

		2,963,583
Textiles, Apparel & Luxury Goods — 1.9%
Columbia Sportswear Co.	8,039	483,063
Culp, Inc.	160,713	4,213,895
Deckers Outdoor Corp. (a)	54,548	3,267,971
G-III Apparel Group Ltd. (a)	8,608	420,845
Oxford Industries, Inc.	27,366	1,839,816
Skechers U.S.A., Inc., Class A (a)	110,895	3,376,753
Steven Madden Ltd. (a)	9,454	350,176

		13,952,519
Thrifts & Mortgage Finance — 1.4%
Anchor BanCorp Wisconsin, Inc. (a)	7,018	316,231
Bofi Holding, Inc. (a)	8,060	172,000
EverBank Financial Corp.	386,872	5,837,898
First Defiance Financial Corp.	16,283	625,430
Flagstar Bancorp, Inc. (a)	113,486	2,435,410
MGIC Investment Corp. (a)	76,473	586,548

		9,973,517
Tobacco — 0.9%
Vector Group Ltd.	286,592	6,545,761
Trading Companies & Distributors — 0.1%
CAI International, Inc. (a)	50,924	491,926
Neff Corp., Class A (a)	48,442	360,408

		852,334
Total Common Stocks — 98.4%		718,207,427

Preferred Stocks	Shares	Value
Household Durables — 0.0%
AliphCom, Series 6 (Acquired 6/03/14, cost $749,991) (a)(c)	6,198	2,304
AliphCom, Series 8 (Acquired 8/31/15, cost $130,001) (a)(c)	142,746	193,278

		195,582
Software — 0.8%
Illumio Inc., Series C (Acquired 3/10/15, cost $750,000) (a)(c)	233,365	686,303
MongoDB Series C (Acquired 12/19/13, cost $1,517,990) (a)(c)	60,511	1,113,402
MongoDB Series D (Acquired 12/19/13, cost $472,222) (a)(c)	18,824	346,362
MongoDB Series E (Acquired 12/19/13, cost $16,682) (a)(c)	665	12,236

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2016	23

Schedule of Investments (continued)	BlackRock Small Cap Growth Equity Portfolio

Preferred Stocks	Shares	Value
Software (continued)
Palantir Technologies, Inc., Series I (Acquired 2/06/14, cost $1,999,998) (a)(c)	326,264	$3,477,974

		5,636,277
Total Preferred Stocks — 0.8%		5,831,859

Rights
Biotechnology — 0.0%
Dyax Corp. — CVR (a)	149,927	166,419
Pharmaceuticals — 0.0%
Durata Therapeutics, Inc. — CVR (a)	7,330	1,173
Total Rights — 0.0%		167,592

Warrants
Pharmaceuticals — 0.0%
Alexza Pharmaceuticals, Inc. (Issued/Exercisable 5/06/11, 1 Share for 1 Warrant, Expires 5/06/16, Strike Price USD 17.70) (a)	1,000,249	10
Total Long-Term Investments (Cost — $725,039,940) — 99.2%		724,206,888

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.37% (d)(e)	6,438,636	$6,438,636
	Beneficial Interest (000)
BlackRock Liquidity Series, LLC, Money Market Series, 0.55% (d)(e)(f)	$15,435	15,434,581
Total Short-Term Securities (Cost — $21,873,217) — 3.0%		21,873,217
Total Investments (Cost — $746,913,157) — 102.2%		746,080,105
Liabilities in Excess of Other Assets — (2.2)%		(16,278,705)

Net Assets — 100.0%		$729,801,400

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Restricted security as to resale, excluding 144A securities. As of period end, the Fund held restricted securities with a current value of $5,831,859 and an original cost of $5,636,884 which was 0.8% of its net assets.

(d)	During the six months ended March 31, 2016, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at September 30, 2015	Net Activity	Shares/Beneficial Interest Held at March 31, 2016	Income		Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	8,821,194	(2,382,558)	6,438,636	$ 9,528		$238
BlackRock Liquidity Series, LLC, Money Market Series	$4,670,188	$10,764,393	$15,434,581	$505,958	[1]	—
Total				$515,486		$238

[1]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(e)	Current yield as of period end.

(f)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

See Notes to Financial Statements.

24	BLACKROCK FUNDS	MARCH 31, 2016

Schedule of Investments (continued)	BlackRock Small Cap Growth Equity Portfolio

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Contracts Long	Issue	Expiration	Notional Value	Unrealized Appreciation
61	Russell 2000 Mini Index	June 2016	$6,768,560	$168,353

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, fair values of derivative financial instruments located in the Statements of Assets and Liabilities was as follows:

		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts
Assets — Derivative Financial Instruments
Futures contracts	Net unrealized appreciation[1]	—	—	$168,353	—	—	—

[1]

Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the six months ended March 31, 2016, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Loss from:
Futures contracts	—	—	$(193,274)	—	—	—	$(193,274)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	$464,046	—	—	—	$464,046

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$7,514,255

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Aerospace & Defense	$7,381,520	—	—	$7,381,520
Air Freight & Logistics	6,344,145	—	—	6,344,145
Airlines	2,606,416	—	—	2,606,416
Auto Components	15,037,972	—	—	15,037,972
Banks	14,363,888	—	—	14,363,888
Beverages	1,633,985	—	—	1,633,985
Biotechnology	60,185,982	—	—	60,185,982
Building Products	14,600,606	—	—	14,600,606
Capital Markets	2,239,434	—	—	2,239,434
Chemicals	12,916,227	—	—	12,916,227
Commercial Services & Supplies	17,879,181	—	—	17,879,181
Communications Equipment	13,212,085	—	—	13,212,085

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2016	25

Schedule of Investments (continued)	BlackRock Small Cap Growth Equity Portfolio

	Level 1	Level 2	Level 3	Total
Construction & Engineering	$9,186,596	—	—	$9,186,596
Construction Materials	2,649,608	—	—	2,649,608
Consumer Finance	2,246,267	—	—	2,246,267
Containers & Packaging	3,903,228	—	—	3,903,228
Distributors	2,904,949	—	—	2,904,949
Diversified Consumer Services	3,271,644	—	—	3,271,644
Diversified Financial Services	151,114	—	—	151,114
Diversified Telecommunication Services	3,027,268	—	$29,053	3,056,321
Electrical Equipment	2,183,376	—	—	2,183,376
Electronic Equipment, Instruments & Components	10,838,963	—	—	10,838,963
Energy Equipment & Services	2,224,400	—	—	2,224,400
Food & Staples Retailing	4,953,638	—	—	4,953,638
Food Products	7,138,971	—	—	7,138,971
Gas Utilities	578,097	—	—	578,097
Health Care Equipment & Supplies	39,803,104	—	—	39,803,104
Health Care Providers & Services	33,833,487	—	—	33,833,487
Health Care Technology	548,749	—	—	548,749
Hotels, Restaurants & Leisure	46,902,017	—	—	46,902,017
Household Durables	5,652,800	—	—	5,652,800
Household Products	436,250	—	—	436,250
Independent Power and Renewable Electricity Producers	302,017	—	—	302,017
Insurance	5,710,999	—	—	5,710,999
Internet & Catalog Retail	2,886,631	—	—	2,886,631
Internet Software & Services	32,042,629	—	—	32,042,629
IT Services	23,867,820	—	—	23,867,820
Leisure Products	8,101,813	—	—	8,101,813
Life Sciences Tools & Services	11,181,146	—	—	11,181,146
Machinery	23,316,645	—	—	23,316,645
Marine	2,761,446	—	—	2,761,446
Media	4,599,233	—	—	4,599,233
Metals & Mining	2,690,551	—	—	2,690,551
Multiline Retail	3,057,437	—	—	3,057,437
Oil, Gas & Consumable Fuels	8,801,386	—	—	8,801,386
Paper & Forest Products	3,720,096	—	—	3,720,096
Personal Products	1,359,793	—	—	1,359,793
Pharmaceuticals	24,021,508	—	—	24,021,508
Professional Services	17,869,904	—	—	17,869,904
Real Estate Investment Trusts (REITs)	25,719,191	—	—	25,719,191
Real Estate Management & Development	4,309,340	—	—	4,309,340
Road & Rail	1,388,765	—	—	1,388,765
Semiconductors & Semiconductor Equipment	32,886,833	—	—	32,886,833
Software	61,643,373	—	—	61,643,373
Specialty Retail	30,816,137	—	—	30,816,137
Technology Hardware, Storage & Peripherals	2,963,583	—	—	2,963,583
Textiles, Apparel & Luxury Goods	13,952,519	—	—	13,952,519
Thrifts & Mortgage Finance	9,973,517	—	—	9,973,517
Tobacco	6,545,761	—	—	6,545,761
Trading Companies & Distributors	852,334	—	—	852,334
Preferred Stocks:
Household Durables	—	—	195,582	195,582
Software	—	—	5,636,277	5,636,277
Rights	—	—	167,592	167,592
Warrants	—	$10	—	10
Short-Term Securities	6,438,636	15,434,581	—	21,873,217

Total	$724,617,010	$15,434,591	$6,028,504	$746,080,105

See Notes to Financial Statements.

26	BLACKROCK FUNDS	MARCH 31, 2016

Schedule of Investments (concluded)	BlackRock Small Cap Growth Equity Portfolio

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Equity contracts	$168,353	—	—	$168,353
[1] Derivative financial instruments are futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$7,179	—	—	$7,179
Cash pledged for futures contracts	395,200	—	—	395,200
Liabilities:
Collateral on securities loaned at value	—	$(15,434,581)	—	(15,434,581)

Total	$402,379	$(15,434,581)	—	$(15,032,202)

During the six months ended March 31, 2016, there were no transfers between levels.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2016	27

Statements of Assets and Liabilities

March 31, 2016 (Unaudited)	BlackRock Flexible Equity Fund[1]	BlackRock Mid-Cap Growth Equity Portfolio	BlackRock Small Cap Growth Equity Portfolio

Assets
Investments at value — unaffiliated[2,3]	$447,481,111	$535,937,354	$724,206,888
Investments at value — affiliated[4]	218,823	8,454,985	21,873,217
Cash	—	1,904,635	7,179
Cash pledged for futures contracts	—	—	395,200
Foreign currency at value[5]	—	1,234	—
Receivables:
Investments sold	2,101,405	10,800,970	7,702,888
Capital shares sold	52,714	1,306,873	417,573
Dividends — unaffiliated	631,185	197,549	531,006
Dividends — affiliated	866	1,605	2,327
From the Manager	107,994	5,913	—
Securities lending income — affiliated	1,921	23,877	107,138
Variation margin receivable on futures contracts	—	—	15,670
Prepaid expenses	46,084	74,900	53,407

Total assets	450,642,103	558,709,895	755,312,493

Liabilities
Collateral on securities loaned at value	31,648	6,542,600	15,434,581
Payables:
Investments purchased	—	13,913,279	8,166,057
Capital shares redeemed	714,629	861,264	956,953
Investment advisory fees	297,933	349,411	331,983
Transfer agent fees	372,231	330,827	378,264
Service and distribution fees	131,420	121,884	70,414
Officer’s and Trustees’ fees	5,657	4,863	8,464
Other affiliates	26,541	35,276	43,619
Other accrued expenses	84,418	68,483	120,758

Total liabilities	1,664,477	22,227,887	25,511,093

Net Assets	$448,977,626	$536,482,008	$729,801,400

Net Assets Consist of
Paid-in capital	$471,082,106	$485,287,610	$760,752,202
Undistributed (distributions in excess of) net investment income (loss)	458,835	(2,634,933)	(8,844)
Accumulated net realized loss	(44,397,689)	(9,527,496)	(30,277,259)
Net unrealized appreciation (depreciation)	21,834,374	63,356,827	(664,699)

Net Assets	$448,977,626	$536,482,008	$729,801,400

[1] Consolidated Statement of Assets and Liabilities.
[2] Investments at cost — unaffiliated	$425,631,261	$472,580,319	$725,039,940
[3] Securities loaned at value	$31,044	$6,344,304	$14,972,546
[4] Investments at cost — affiliated	$218,823	$8,454,985	$21,873,217
[5] Foreign currency at cost	—	$1,443	—

See Notes to Financial Statements.

28	BLACKROCK FUNDS	MARCH 31, 2016

Statements of Assets and Liabilities (concluded)

March 31, 2016 (Unaudited)	BlackRock Flexible Equity Fund[1]	BlackRock Mid-Cap Growth Equity Portfolio	BlackRock Small Cap Growth Equity Portfolio

Net Asset Value
Institutional
Net assets	$38,356,127	$98,428,270	$462,325,733

Shares outstanding[2]	3,259,615	6,163,818	28,798,291

Net asset value	$11.77	$15.97	$16.05

Service
Net assets	$200,888	$1,953,657	$16,143,228

Shares outstanding[2]	17,334	133,655	1,159,944

Net asset value	$11.59	$14.62	$13.92

Investor A
Net assets	$338,014,033	$376,451,924	$227,663,673

Shares outstanding[2]	29,863,620	26,872,118	17,795,926

Net asset value	$11.32	$14.01	$12.79

Investor B
Net assets	$2,581,180	$1,569,063	—

Shares outstanding[2]	260,552	137,902	—

Net asset value	$9.91	$11.38	—

Investor C
Net assets	$68,108,978	$51,010,195	$23,668,766

Shares outstanding[2]	6,963,513	4,526,208	2,962,092

Net asset value	$9.78	$11.27	$7.99

Class K3
Net assets	—	$205,094	—

Shares outstanding[2]	—	12,845	—

Net asset value	—	$15.97	—

Class R
Net assets	$1,716,420	$6,863,805	—

Shares outstanding[2]	147,123	495,229	—

Net asset value	$11.67	$13.86	—

[1]	Consolidated Statement of Assets and Liabilities.

[2]	Unlimited number of shares authorized, $0.001 par value.

[3]	Commencement of operations was March 28, 2016.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2016	29

Statements of Operations

Six Months Ended March 31, 2016 (Unaudited)	BlackRock Flexible Equity Fund[1]	BlackRock Mid-Cap Growth Equity Portfolio	BlackRock Small Cap Growth Equity Portfolio

Investment Income
Dividends — unaffiliated	$3,948,369	$829,288	$3,542,381
Dividends — affiliated	3,251	12,626	9,528
Securities lending — affiliated — net	3,027	99,610	505,958
Foreign taxes withheld	(30,481)	(3,865)	—

Total income	3,924,166	937,659	4,057,867

Expenses
Investment advisory	1,870,936	2,023,402	2,097,745
Service and distribution — class specific	815,129	731,542	449,872
Transfer agent — class specific	541,859	539,498	777,210
Administration	99,380	107,352	158,813
Administration — class specific	46,811	50,534	76,296
Accounting services	50,830	55,800	77,313
Professional	45,412	38,303	38,230
Registration	40,011	50,712	40,266
Printing	21,675	15,249	24,107
Custodian	15,315	16,635	64,455
Officer and Trustees	9,494	9,497	13,731
Offering	—	557	—
Miscellaneous	14,225	13,172	21,073
Recoupment of past waived and/or reimbursed fees — class specific	21	5,268	91

Total expenses	3,571,098	3,657,521	3,839,202
Less:
Fees waived by the Manager	(16,626)	(3,614)	(3,274)
Administration fees waived — class specific	(46,799)	(36,965)	—
Transfer agent fees waived — class specific	(46,158)	(32,502)	—
Transfer agent fees reimbursed — class specific	(337,973)	(11,848)	—

Total expenses after fees waived and reimbursed	3,123,542	3,572,592	3,835,928

Net investment income (loss)	800,624	(2,634,933)	221,939

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	(12,504,560)	(9,959,614)	(15,102,804)
Litigation proceeds	—	646,501	—
Capital gain distributions received from affiliated investment companies	54	216	238
Futures contracts	—	—	(193,274)
Foreign currency transactions	—	(5,869)	—

	(12,504,506)	(9,318,766)	(15,295,840)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	32,896,551	8,761,718	(20,597,950)
Futures contracts	—	—	464,046
Foreign currency translations	1,837	(48)	—

	32,898,388	8,761,670	(20,133,904)

Net realized and unrealized gain (loss)	20,393,882	(557,096)	(35,429,744)

Net Increase (Decrease) in Net Assets Resulting from Operations	$21,194,506	$(3,192,029)	$(35,207,805)

[1]	Consolidated Statement of Operations.

See Notes to Financial Statements.

30	BLACKROCK FUNDS	MARCH 31, 2016

Statements of Changes in Net Assets

	BlackRock Flexible Equity Fund[1]		BlackRock Mid-Cap Growth Equity Portfolio		BlackRock Small Cap Growth Equity Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30, 2015	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30, 2015	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30, 2015

Operations
Net investment income (loss)	$800,624	$239,243	$(2,634,933)	$(4,218,789)	$221,939	$(230,783)
Net realized gain (loss)	(12,504,506)	57,072,102	(9,318,766)	23,470,965	(15,295,840)	40,714,366
Net change in unrealized appreciation (depreciation)	32,898,388	(66,428,274)	8,761,670	(17,238,236)	(20,133,904)	(26,395,927)

Net increase (decrease) in net assets resulting from operations	21,194,506	(9,116,929)	(3,192,029)	2,013,940	(35,207,805)	14,087,656

Distributions to Shareholders[2]
From net investment income:
Institutional	(232,239)	(1,469,061)	—	—	—	—
Service	(73)	(4,373)	—	—	—	—
Investor A	(542,725)	(11,203,633)	—	—	—	—
Investor B	—	(130,864)	—	—	—	—
Investor C	—	(2,049,761)	—	—	—	—
Class R	—	(36,334)	—	—	—	—
From net realized gain:
Institutional	(2,674,570)	(6,558,090)	(2,009,090)	(3,190,419)	(28,615,524)	(99,594,343)
Service	(7,607)	(22,326)	(37,699)	(475,796)	(1,202,425)	(4,990,887)
Investor A	(24,921,567)	(55,240,666)	(9,310,900)	(36,956,433)	(16,862,272)	(71,147,923)
Investor B	(242,080)	(915,431)	(51,879)	(424,056)	—	(252,945)
Investor C	(5,636,080)	(12,781,606)	(1,450,834)	(4,319,606)	(2,736,282)	(10,799,606)
Class R	(103,686)	(190,598)	(193,731)	(935,237)	—	—

Decrease in net assets resulting from distributions to shareholders	(34,360,627)	(90,602,743)	(13,054,133)	(46,301,547)	(49,416,503)	(186,785,704)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(12,342,042)	(22,382,207)	61,493,391	140,200,254	7,604,966	184,894,272

Net Assets
Total increase (decrease) in net assets	(25,508,163)	(122,101,879)	45,247,229	95,912,647	(77,019,342)	12,196,224
Beginning of period	474,485,789	596,587,668	491,234,779	395,322,132	806,820,742	794,624,518

End of period	$448,977,626	$474,485,789	$536,482,008	$491,234,779	$729,801,400	$806,820,742

Undistributed (distributions in excess of) net investment income (loss), end of period	$458,835	$433,248	$(2,634,933)	—	$(8,844)	$(230,783)

[1]	Consolidated Statements of Changes in Net Assets.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2016	31

Financial Highlights	BlackRock Flexible Equity Fund

	Institutional
	Six Months Ended March 31, 2016 (Unaudited)[1]	Year Ended September 30,
		2015[1]	2014[1]	2013[1]	2012[1]	2011

Per Share Operating Performance
Net asset value, beginning of period	$12.07	$14.51	$14.04	$12.53	$9.81	$10.53

Net investment income[2]	0.05	0.06	0.29	0.19	0.10	0.12
Net realized and unrealized gain (loss)	0.56	(0.25)	0.53	1.46	2.72	(0.74)

Net increase (decrease) from investment operations	0.61	(0.19)	0.82	1.65	2.82	(0.62)

Distributions:[3]
From net investment income	(0.07)	(0.41)	(0.21)	(0.14)	(0.10)	(0.10)
From net realized gain	(0.84)	(1.84)	(0.14)	—	—	—

Total distributions	(0.91)	(2.25)	(0.35)	(0.14)	(0.10)	(0.10)

Net asset value, end of period	$11.77	$12.07	$14.51	$14.04	$12.53	$9.81

Total Return[4]
Based on net asset value	4.85%[5]	(2.15)%	5.76%	13.36%	28.90%	(6.03)%[6]

Ratios to Average Net Assets
Total expenses	1.15%[7,8]	1.11%[7]	1.09%[7]	1.15%[7]	1.13%	1.08%[9]

Total expenses after fees waived, reimbursed and paid indirectly	0.92%[7,8]	0.92%[7]	0.96%[7]	0.97%[7]	0.97%	0.97%

Net investment income	0.76%[7,8]	0.46%[7]	1.99%[7]	1.48%[7]	0.89%	0.98%

Supplemental Data
Net assets, end of period (000)	$38,356	$40,870	$53,274	$64,078	$142,963	$195,753

Portfolio turnover rate	18%	156%	102%	119%	156%	137%

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.

[7]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30,
		2015	2014	2013	2012	2011

Investments in underlying funds	—	0.01%	0.01%	0.03%	—	—

[8]	Annualized.

[9]	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.

See Notes to Financial Statements.

32	BLACKROCK FUNDS	MARCH 31, 2016

Financial Highlights (continued)	BlackRock Flexible Equity Fund

	Service
	Six Months Ended March 31, 2016 (Unaudited)[1]	Year Ended September 30,
		2015[1]	2014[1]	2013[1]	2012[1]	2011

Per Share Operating Performance
Net asset value, beginning of period	$11.86	$14.29	$13.81	$12.30	$9.63	$10.33

Net investment income[2]	0.03	0.01	0.23	0.14	0.06	0.08
Net realized and unrealized gain (loss)	0.55	(0.24)	0.54	1.44	2.68	(0.73)

Net increase (decrease) from investment operations	0.58	(0.23)	0.77	1.58	2.74	(0.65)

Distributions:[3]
From net investment income	(0.01)	(0.36)	(0.15)	(0.07)	(0.07)	(0.05)
From net realized gain	(0.84)	(1.84)	(0.14)	—	—	—

Total distributions	(0.85)	(2.20)	(0.29)	(0.07)	(0.07)	(0.05)

Net asset value, end of period	$11.59	$11.86	$14.29	$13.81	$12.30	$9.63

Total Return[4]
Based on net asset value	4.66%[5]	(2.49)%	5.45%	13.00%	28.58%	(6.38)%[6]

Ratios to Average Net Assets
Total expenses	1.25%[7,8,9]	1.33%[7,8]	1.30%[8]	1.75%[7,8]	1.95%	1.49%[7,8]

Total expenses after fees waived, reimbursed and paid indirectly	1.24%[8,9]	1.23%[8]	1.27%[8]	1.29%[8]	1.29%	1.29%

Net investment income	0.43%[8,9]	0.10%[8]	1.60%[8]	1.15%[8]	0.56%	0.65%

Supplemental Data
Net assets, end of period (000)	$201	$108	$211	$421	$674	$1,025

Portfolio turnover rate	18%	156%	102%	119%	156%	137%

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.

[7]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the six months ended March 31, 2016, the ratio would have been 1.21%. For the years ended September 30, 2015 and September 30, 2013, the ratio would have been 1.30% and 1.73%, respectively. There was no financial impact to the expense ratios for the year ended September 30, 2011.

[8]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30,
		2015	2014	2013	2012	2011
Investments in underlying funds	—	0.01%	0.01%	0.03%	—	—

[9]	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2016	33

Financial Highlights (continued)	BlackRock Flexible Equity Fund

	Investor A
	Six Months Ended March 31, 2016 (Unaudited)[1]	Year Ended September 30,
		2015[1]	2014[1]	2013[1]	2012[1]	2011

Per Share Operating Performance
Net asset value, beginning of period	$11.61	$14.04	$13.59	$12.14	$9.50	$10.21

Net investment income[2]	0.03	0.02	0.22	0.14	0.07	0.08
Net realized and unrealized gain (loss)	0.54	(0.24)	0.54	1.41	2.63	(0.72)

Net increase (decrease) from investment operations	0.57	(0.22)	0.76	1.55	2.70	(0.64)

Distributions:[3]
From net investment income	(0.02)	(0.37)	(0.17)	(0.10)	(0.06)	(0.07)
From net realized gain	(0.84)	(1.84)	(0.14)	—	—	—

Total distributions	(0.86)	(2.21)	(0.31)	(0.10)	(0.06)	(0.07)

Net asset value, end of period	$11.32	$11.61	$14.04	$13.59	$12.14	$9.50

Total Return[4]
Based on net asset value	4.67%[5]	(2.46)%	5.46%	12.92%	28.54%	(6.33)%[6]

Ratios to Average Net Assets
Total expenses	1.43%[7,8]	1.41%[7]	1.40%[7]	1.43%[7]	1.40%[9]	1.37%[9]

Total expenses after fees waived, reimbursed and paid indirectly	1.24%[7,8]	1.24%[7]	1.27%[7]	1.29%[7]	1.29%	1.29%

Net investment income	0.44%[7,8]	0.14%[7]	1.55%[7]	1.11%[7]	0.60%	0.66%

Supplemental Data
Net assets, end of period (000)	$338,014	$355,844	$443,630	$512,059	$615,464	$587,989

Portfolio turnover rate	18%	156%	102%	119%	156%	137%

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.

[7]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30,
		2015	2014	2013	2012	2011
Investments in underlying funds	—	0.01%	0.01%	0.03%	—	—

[8]	Annualized.

[9]	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.

See Notes to Financial Statements.

34	BLACKROCK FUNDS	MARCH 31, 2016

Financial Highlights (continued)	BlackRock Flexible Equity Fund

	Investor B
	Six Months Ended March 31, 2016 (Unaudited)[1]	Year Ended September 30,
		2015[1]	2014[1]	2013[1]	2012[1]	2011

Per Share Operating Performance
Net asset value, beginning of period	$10.28	$12.66	$12.26	$10.95	$8.58	$9.25

Net investment income (loss)[2]	(0.02)	(0.08)	0.11	0.04	(0.02)	(0.01)
Net realized and unrealized gain (loss)	0.49	(0.20)	0.48	1.28	2.39	(0.65)

Net increase (decrease) from investment operations	0.47	(0.28)	0.59	1.32	2.37	(0.66)

Distributions:[3]
From net investment income	—	(0.26)	(0.05)	(0.01)	—	(0.01)
From net realized gain	(0.84)	(1.84)	(0.14)	—	—	—

Total distributions	(0.84)	(2.10)	(0.19)	(0.01)	—	(0.01)

Net asset value, end of period	$9.91	$10.28	$12.66	$12.26	$10.95	$8.58

Total Return[4]
Based on net asset value	4.31%[5]	(3.24)%	4.68%	12.04%	27.62%	(7.17)%[6]

Ratios to Average Net Assets
Total expenses	2.77%[7,8]	2.52%[7]	2.41%[7]	2.42%[7,9]	2.31%[9]	2.13%[9]

Total expenses after fees waived, reimbursed and paid indirectly	2.01%[7,8]	2.01%[7]	2.05%[7]	2.06%[7]	2.06%	2.06%

Net investment income (loss)	(0.34)%[7,8]	(0.68)%[7]	0.82%[7]	0.36%[7]	(0.19)%	(0.10)%

Supplemental Data
Net assets, end of period (000)	$2,581	$3,560	$7,122	$11,918	$17,465	$26,233

Portfolio turnover rate	18%	156%	102%	119%	156%	137%

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.

[7]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30,
		2015	2014	2013	2012	2011
Investments in underlying funds	—	0.01%	0.01%	0.03%	—	—

[8]	Annualized.

[9]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the years ended September 30, 2013, September 30, 2012 and September 30, 2011, the ratio would have been 2.41%, 2.30% and 2.12%, respectively.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2016	35

Financial Highlights (continued)	BlackRock Flexible Equity Fund

	Investor C
	Six Months Ended March 31, 2016 (Unaudited)[1]	Year Ended September 30,
		2015[1]	2014[1]	2013[1]	2012[1]	2011

Per Share Operating Performance
Net asset value, beginning of period	$10.16	$12.57	$12.20	$10.91	$8.55	$9.22

Net investment income (loss)[2]	(0.02)	(0.07)	0.10	0.04	(0.02)	(0.01)
Net realized and unrealized gain (loss)	0.48	(0.20)	0.48	1.27	2.38	(0.64)

Net increase (decrease) from investment operations	0.46	(0.27)	0.58	1.31	2.36	(0.65)

Distributions:[3]
From net investment income	—	(0.30)	(0.07)	(0.02)	—	(0.02)
From net realized gain	(0.84)	(1.84)	(0.14)	—	—	—

Total distributions	(0.84)	(2.14)	(0.21)	(0.02)	—	(0.02)

Net asset value, end of period	$9.78	$10.16	$12.57	$12.20	$10.91	$8.55

Total Return[4]
Based on net asset value	4.26%[5]	(3.26)%	4.67%	12.01%	27.60%	(7.11)%[6]

Ratios to Average Net Assets
Total expenses	2.17%[7,8]	2.15%[7]	2.14%[7]	2.20%[7]	2.18%[9]	2.16%[9]

Total expenses after fees waived, reimbursed and paid indirectly	2.01%[7,8]	2.01%[7]	2.04%[7]	2.06%[7]	2.06%	2.06%

Net investment income (loss)	(0.33)%[7,8]	(0.63)%[7]	0.78%[7]	0.34%[7]	(0.18)%	(0.11)%

Supplemental Data
Net assets, end of period (000)	$68,109	$72,966	$90,904	$103,097	$115,242	$112,520

Portfolio turnover rate	18%	156%	102%	119%	156%	137%

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.

[7]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30,
		2015	2014	2013	2012	2011
Investments in underlying funds	—	0.01%	0.01%	0.03%	—	—

[8]	Annualized.

[9]	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.

See Notes to Financial Statements.

36	BLACKROCK FUNDS	MARCH 31, 2016

Financial Highlights (concluded)	BlackRock Flexible Equity Fund

	Class R
	Six Months Ended March 31, 2016 (Unaudited)[1]	Year Ended September 30,
		2015[1]	2014[1]	2013[1]	2012[1]	2011

Per Share Operating Performance
Net asset value, beginning of period	$11.94	$14.41	$13.94	$12.46	$9.75	$10.51

Net investment income (loss)[2]	0.01	(0.03)	0.19	0.10	0.03	0.04
Net realized and unrealized gain (loss)	0.56	(0.25)	0.53	1.45	2.71	(0.73)

Net increase (decrease) from investment operations	0.57	(0.28)	0.72	1.55	2.74	(0.69)

Distributions:[3]
From net investment income	—	(0.35)	(0.11)	(0.07)	(0.03)	(0.07)
From net realized gain	(0.84)	(1.84)	(0.14)	—	—	—

Total distributions	(0.84)	(2.19)	(0.25)	(0.07)	(0.03)	(0.07)

Net asset value, end of period	$11.67	$11.94	$14.41	$13.94	$12.46	$9.75

Total Return[4]
Based on net asset value	4.56%[5]	(2.86)%	5.05%	12.51%	28.13%	(6.66)%[6]

Ratios to Average Net Assets
Total expenses	1.67%[7,8]	1.69%[7]	1.68%[7,9]	1.78%[7]	1.78%[9]	1.72%[9]

Total expenses after fees waived, reimbursed and paid indirectly	1.60%[7,8]	1.60%[7]	1.63%[7]	1.65%[7]	1.65%	1.65%

Net investment income (loss)	0.10%[7,8]	(0.23)%[7]	1.30%[7]	0.78%[7]	0.25%	0.31%

Supplemental Data
Net assets, end of period (000)	$1,716	$1,138	$1,446	$1,028	$1,312	$920

Portfolio turnover rate	18%	156%	102%	119%	156%	137%

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.

[7]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30,
		2015	2014	2013	2012	2011
Investments in underlying funds	—	0.01%	0.01%	0.03%	—	—

[8]	Annualized.

[9]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the years ended September 30, 2014 and September 30, 2011, the ratio would have been 1.67% and 1.70%, respectively. There was no financial impact to the expense ratios for the year ended September 30, 2012.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2016	37

Financial Highlights	BlackRock Mid-Cap Growth Equity Portfolio

	Institutional
	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30,
		2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of period	$16.42	$17.67	$18.22	$13.58	$11.10	$11.18

Net investment income (loss)[1]	(0.06)	(0.11)	(0.12)	0.05	0.04	(0.05)
Net realized and unrealized gain (loss)	0.04	0.77	2.49	4.59	2.44	(0.03)

Net increase (decrease) from investment operations	(0.02)	0.66	2.37	4.64	2.48	(0.08)

Distributions from net realized gain[2]	(0.43)	(1.91)	(2.92)	—	—	—

Net asset value, end of period	$15.97	$16.42	$17.67	$18.22	$13.58	$11.10

Total Return[3]
Based on net asset value	(0.27)%[4,5]	4.37%	14.70%	34.17%	22.34%	(0.72)%[4]

Ratios to Average Net Assets
Total expenses	1.07%[6,7]	1.06%[6]	1.11%[6]	1.13%[6]	1.11%[6]	1.17%

Total expenses after fees waived, reimbursed and paid indirectly	1.07%[7]	1.05%	1.10%	1.11%	1.07%	1.17%

Net investment income (loss)	(0.69)%[7]	(0.61)%	(0.68)%	0.30%	0.27%	(0.38)%

Supplemental Data
Net assets, end of period (000)	$98,428	$84,605	$33,448	$21,485	$18,526	$19,348

Portfolio turnover rate	46%	95%	123%	160%	88%	131%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Includes a payment received from a settlement of litigation, which impacted the Fund’s total return. Excluding the payment from a settlement of litigation, the Fund’s total return is as follows:

	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30,
		2015	2014	2013	2012	2011
Total return	(0.33)%	—	—	—	—	(0.90)%

[5]	Aggregate total return.

[6]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the six months ended March 31, 2016, the ratio would have been 1.06%. For the years ended September 30, 2014 and September 30, 2013, the ratio would have been 1.08% and 1.11%, respectively. There was no financial impact to the expense ratios for the years ended September 30, 2015 and September 30, 2012.

[7]	Annualized.

See Notes to Financial Statements.

38	BLACKROCK FUNDS	MARCH 31, 2016

Financial Highlights (continued)	BlackRock Mid-Cap Growth Equity Portfolio

	Service
	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30,
		2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of period	$15.00	$16.34	$17.05	$12.77	$10.49	$10.60

Net investment loss[1]	(0.07)	(0.16)	(0.19)	(0.02)	(0.01)	(0.10)
Net realized and unrealized gain (loss)	0.03	0.71	2.31	4.30	2.29	(0.01)

Net increase (decrease) from investment operations	(0.04)	0.55	2.12	4.28	2.28	(0.11)

Distributions from net realized gain[2]	(0.34)	(1.89)	(2.83)	—	—	—

Net asset value, end of period	$14.62	$15.00	$16.34	$17.05	$12.77	$10.49

Total Return[3]
Based on net asset value	(0.33)%[4,5]	3.94%	14.11%	33.52%	21.74%	(1.04)%[4]

Ratios to Average Net Assets
Total expenses	1.25%[6,7]	1.50%[6]	1.58%[6]	1.67%[6]	2.29%	1.87%

Total expenses after fees waived, reimbursed and paid indirectly	1.25%[7]	1.48%	1.58%	1.58%	1.58%	1.58%

Net investment loss	(0.90)%[7]	(1.00)%	(1.17)%	(0.15)%	(0.06)%	(0.83)%

Supplemental Data
Net assets, end of period (000)	$1,954	$1,384	$3,838	$2,065	$1,865	$714

Portfolio turnover rate	46%	95%	123%	160%	88%	131%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Includes a payment received from a settlement of litigation, which impacted the Fund’s total return. Excluding the payment from a settlement of litigation, the Fund’s total return is as follows:

	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30,
		2015	2014	2013	2012	2011
Total return	(0.40)%	—	—	—	—	(1.23)%

[5]	Aggregate total return.

[6]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the six months ended March 31, 2016, the ratio would have been 1.22%. For the years ended September 30, 2015, September 30, 2014 and September 30, 2013, the ratio would have been 1.42%, 1.33% and 1.51%, respectively.

[7]	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2016	39

Financial Highlights (continued)	BlackRock Mid-Cap Growth Equity Portfolio

	Investor A
	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30,
		2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of period	$14.43	$15.78	$16.56	$12.38	$10.15	$10.27

Net investment income (loss)[1]	(0.07)	(0.14)	(0.16)	0.00 [2]	(0.01)	(0.09)
Net realized and unrealized gain (loss)	0.03	0.67	2.24	4.18	2.24	(0.03)

Net increase (decrease) from investment operations	(0.04)	0.53	2.08	4.18	2.23	(0.12)

Distributions from net realized gain[3]	(0.38)	(1.88)	(2.86)	—	—	—

Net asset value, end of period	$14.01	$14.43	$15.78	$16.56	$12.38	$10.15

Total Return[4]
Based on net asset value	(0.44)%[5,6]	4.01%	14.38%	33.76%	21.97%	(1.17)%[5]

Ratios to Average Net Assets
Total expenses	1.43%[7]	1.43%[8]	1.48%	1.55%	1.55%	1.59%[8]

Total expenses after fees waived, reimbursed and paid indirectly	1.39%[7]	1.39%	1.39%	1.39%	1.39%	1.58%

Net investment income (loss)	(1.02)%[7]	(0.89)%	(1.01)%	0.03%	(0.06)%	(0.79)%

Supplemental Data
Net assets, end of period (000)	$376,452	$350,962	$315,762	$282,726	$237,748	$232,924

Portfolio turnover rate	46%	95%	123%	160%	88%	131%

[1]	Based on average shares outstanding.

[2]	Amount is less than $0.005 per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Includes a payment received from a settlement of litigation, which impacted the Fund’s total return. Excluding the payment from a settlement of litigation, the Fund’s total return is as follows:

	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30,
		2015	2014	2013	2012	2011
Total return	(0.51)%	—	—	—	—	(1.36)%

[6]	Aggregate total return.

[7]	Annualized.

[8]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended September 30, 2011, the ratio would have been 1.56%. There was no financial impact to the expense ratios for the year ended September 30, 2015.

See Notes to Financial Statements.

40	BLACKROCK FUNDS	MARCH 31, 2016

Financial Highlights (continued)	BlackRock Mid-Cap Growth Equity Portfolio

	Investor B
	Six Months Ended March 31, 2016 (Unaudited)

		Year Ended September 30,
		2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of period	$11.77	$13.22	$14.27	$10.75	$8.88	$9.05

Net investment loss[1]	(0.10)	(0.21)	(0.24)	(0.08)	(0.09)	(0.16)
Net realized and unrealized gain (loss)	0.02	0.55	1.90	3.60	1.96	(0.01)

Net increase (decrease) from investment operations	(0.08)	0.34	1.66	3.52	1.87	(0.17)

Distributions from net realized gain[2]	(0.31)	(1.79)	(2.71)	—	—	—

Net asset value, end of period	$11.38	$11.77	$13.22	$14.27	$10.75	$8.88

Total Return[3]
Based on net asset value	(0.84)%[4,5]	3.23%	13.47%	32.74%	21.06%	(1.88)%[4]

Ratios to Average Net Assets
Total expenses	3.12%[6]	2.75%	2.66%	2.70%	2.59%	2.43%[7]

Total expenses after fees waived, reimbursed and paid indirectly	2.16%[6]	2.16%	2.16%	2.16%	2.16%	2.39%

Net investment loss	(1.81)%[6]	(1.65)%	(1.79)%	(0.66)%	(0.88)%	(1.58)%

Supplemental Data
Net assets, end of period (000)	$1,569	$2,069	$3,313	$4,330	$5,123	$7,596

Portfolio turnover rate	46%	95%	123%	160%	88%	131%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Includes a payment received from a settlement of litigation, which impacted the Fund’s total return. Excluding the payment from a settlement of litigation, the Fund’s total return is as follows:

	Six Months Ended March 31, 2016		Year Ended September 30,
	(Unaudited)		2015	2014	2013	2012	2011
Total return	(0.	92)%	—	—	—	—	(2.1	0)%

[5]	Aggregate total return.

[6]	Annualized.

[7]	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended September 30, 2011, the ratio would have been 2.42%.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2016	41

Financial Highlights (continued)	BlackRock Mid-Cap Growth Equity Portfolio

	Investor C
	Six Months Ended March 31, 2016 (Unaudited)

		Year Ended September 30,
		2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of period	$11.68	$13.16	$14.28	$10.75	$8.89	$9.05

Net investment loss[1]	(0.10)	(0.21)	(0.23)	(0.09)	(0.08)	(0.16)
Net realized and unrealized gain (loss)	0.03	0.55	1.88	3.62	1.94	(0.00)[2]

Net increase (decrease) from investment operations	(0.07)	0.34	1.65	3.53	1.86	(0.16)

Distributions from net realized gain[3]	(0.34)	(1.82)	(2.77)	—	—	—

Net asset value, end of period	$11.27	$11.68	$13.16	$14.28	$10.75	$8.89

Total Return[4]
Based on net asset value	(0.79)%[5,6]	3.23%	13.42%	32.84%	20.92%	(1.77)%[5]

Ratios to Average Net Assets
Total expenses	2.09%[7,8]	2.16%[7]	2.17%[7]	2.23%[7]	2.31%	2.34%[7]

Total expenses after fees waived, reimbursed and paid indirectly	2.09%[8]	2.16%	2.16%	2.16%	2.16%	2.33%

Net investment loss	(1.72)%[8]	(1.67)%	(1.77)%	(0.75)%	(0.81)%	(1.54)%

Supplemental Data
Net assets, end of period (000)	$51,010	$44,719	$31,257	$23,959	$18,774	$16,615

Portfolio turnover rate	46%	95%	123%	160%	88%	131%

[1]	Based on average shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Includes a payment received from a settlement of litigation, which impacted the Fund’s total return. Excluding the payment from a settlement of litigation, the Fund’s total return is as follows:

	Six Months Ended March 31, 2016		Year Ended September 30,
	(Unaudited)		2015	2014	2013	2012	2011
Total return	(0.	88)%	—	—	—	—	(1.9	9)%

[6]	Aggregate total return.

[7]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the years ended September 30, 2015, September 30, 2014 and September 30, 2011, the ratio would have been 2.12%, 2.16% and 2.31%, respectively. There was no financial impact to the expense ratios for the six months ended March 31, 2016 and the year ended September 30, 2013.

[8]	Annualized.

See Notes to Financial Statements.

42	BLACKROCK FUNDS	MARCH 31, 2016

Financial Highlights (continued)	BlackRock Mid-Cap Growth Equity Portfolio

Class K
Period March 28, 2016[1] to March 31, 2016 (Unaudited)
Per Share Operating Performance
Net asset value, beginning of period	$15.57

Net investment loss[2]	(0.00)[3]
Net realized and unrealized gain	0.40

Net increase from investment operations	0.40

Net asset value, end of period	$15.97

Total Return[4]
Based on net asset value	2.57%[5]

Ratios to Average Net Assets
Total expenses	0.96%[6]

Total expenses after fees waived, reimbursed and paid indirectly	0.96%[6]

Net investment loss	(0.51)%[6]

Supplemental Data
Net assets, end of period (000)	$205

Portfolio turnover rate	46%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Amount is greater than $(0.005) per share.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2016	43

Financial Highlights (concluded)	BlackRock Mid-Cap Growth Equity Portfolio

	Class R
	Six Months Ended March 31, 2016 (Unaudited)

		Year Ended September 30,
		2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of period	$14.27	$15.63	$16.44	$12.32	$10.13	$10.25

Net investment loss[1]	(0.09)	(0.18)	(0.20)	(0.04)	(0.03)	(0.10)
Net realized and unrealized gain (loss)	0.02	0.68	2.22	4.16	2.22	(0.02)

Net increase (decrease) from investment operations	(0.07)	0.50	2.02	4.12	2.19	(0.12)

Distributions from net realized gain[2]	(0.34)	(1.86)	(2.83)	—	—	—

Net asset value, end of period	$13.86	$14.27	$15.63	$16.44	$12.32	$10.13

Total Return[3]
Based on net asset value	(0.61)%[4,5]	3.79%	14.03%	33.44%	21.62%	(1.17)%[4]

Ratios to Average Net Assets
Total expenses[6]	1.76%[7]	1.73%	1.74%[6]	1.74%	1.84%	1.91%

Total expenses after fees waived, reimbursed and paid indirectly	1.65%[7]	1.65%	1.65%	1.65%	1.65%	1.65%

Net investment loss	(1.28)%[7]	(1.15)%	(1.26)%	(0.26)%	(0.28)%	(0.84)%

Supplemental Data
Net assets, end of period (000)	$6,864	$7,495	$7,704	$9,352	$6,663	$5,227

Portfolio turnover rate	46%	95%	123%	160%	88%	131%

[1]	Based on average shares outstanding.
[2]	Distributions for annual periods determined in accordance with federal income tax regulations.
[3]	Where applicable, assumes the reinvestment of distributions.
[4]	Includes a payment received from a settlement of litigation, which impacted the Fund’s total return. Excluding the payment from a settlement of litigation, the Fund’s total return is as follows:

	Six Months Ended March 31, 2016		Year Ended September 30,
	(Unaudited)		2015	2014	2013	2012	2011
Total return	(0.	68)%	—	—	—	—	(1.	37)%

[5]	Aggregate total return.

[6]	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.

[7]	Annualized.

See Notes to Financial Statements.

44	BLACKROCK FUNDS	MARCH 31, 2016

Financial Highlights	BlackRock Small Cap Growth Equity Portfolio

	Institutional
	Six Months Ended March 31, 2016 (Unaudited)

		Year Ended September 30,
		2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of period	$17.82	$22.28	$29.86	$26.67	$20.09	$20.42

Net investment income (loss)[1]	0.02	0.02	(0.06)	0.01	0.04	(0.13)
Net realized and unrealized gain (loss)	(0.77)	0.49	2.58	5.90	7.14	(0.20)[2]

Net increase (decrease) from investment operations	(0.75)	0.51	2.52	5.91	7.18	(0.33)

Distributions:[3]
From net investment income	—	—	—	(0.07)	—	—
From net realized gain	(1.02)	(4.97)	(10.10)	(2.65)	(0.60)	—

Total distributions	(1.02)	(4.97)	(10.10)	(2.72)	(0.60)	—

Net asset value, end of period	$16.05	$17.82	$22.28	$29.86	$26.67	$20.09

Total Return[4]
Based on net asset value	(4.38)%[5]	2.35%	8.90%	25.36%	36.16%	(1.62)%[6,7]

Ratios to Average Net Assets
Total expenses	0.87%[8]	0.82%	0.87%[9]	0.82%	0.82%	0.80%

Total expenses after fees waived, reimbursed and paid indirectly	0.87%[8]	0.82%	0.87%	0.82%	0.82%	0.80%

Net investment income (loss)	0.19%[8]	0.12%	(0.24)%	0.06%	0.15%	(0.55)%

Supplemental Data
Net assets, end of period (000)	$462,326	$503,423	$454,928	$862,261	$979,582	$931,857

Portfolio turnover rate	53%	137%	132%	175%	147%	141%

[1]	Based on average shares outstanding.
[2]	Includes redemption fees, which are less than $0.005 per share.
[3]	Distributions for annual periods determined in accordance with federal income tax regulations.
[4]	Where applicable, assumes the reinvestment of distributions.
[5]	Aggregate total return.
[6]	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.
[7]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[8]	Annualized.
[9]	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2016	45

Financial Highlights (continued)	BlackRock Small Cap Growth Equity Portfolio

	Service
	Six Months Ended March 31, 2016 (Unaudited)

		Year Ended September 30,
		2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of period	$15.55	$20.05	$27.81	$25.01	$18.93	$19.29

Net investment loss[1]	(0.00)[2]	(0.03)	(0.12)	(0.06)	(0.04)	(0.18)
Net realized and unrealized gain (loss)	(0.65)	0.43	2.40	5.49	6.72	(0.18)[3]

Net increase (decrease) from investment operations	(0.65)	0.40	2.28	5.43	6.68	(0.36)

Distributions from net realized gain[4]	(0.98)	(4.90)	(10.04)	(2.63)	(0.60)	—

Net asset value, end of period	$13.92	$15.55	$20.05	$27.81	$25.01	$18.93

Total Return[5]
Based on net asset value	(4.48)%[6]	2.00%	8.62%	24.96%	35.72%	(1.87)%[7,8]

Ratios to Average Net Assets
Total expenses	1.13%[9,10]	1.12%	1.12%	1.12%	1.20%	1.07%

Total expenses after fees waived, reimbursed and paid indirectly	1.13%[10]	1.12%	1.12%	1.12%	1.17%	1.07%

Net investment loss	(0.07)%[10]	(0.17)%	(0.53)%	(0.25)%	(0.15)%	(0.81)%

Supplemental Data
Net assets, end of period (000)	$16,143	$19,596	$23,621	$24,792	$29,281	$23,683

Portfolio turnover rate	53%	137%	132%	175%	147%	141%

[1]	Based on average shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Includes redemption fees, which are less than $0.005 per share.

[4]	Distributions for annual periods determined in accordance with federal income tax regulations.

[5]	Where applicable, assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.

[8]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

[9]	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.

[10]	Annualized.

See Notes to Financial Statements.

46	BLACKROCK FUNDS	MARCH 31, 2016

Financial Highlights (continued)	BlackRock Small Cap Growth Equity Portfolio

	Investor A
	Six Months Ended March 31, 2016 (Unaudited)

		Year Ended September 30,
		2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of period	$14.38	$18.91	$26.75	$24.17	$18.31	$18.69

Net investment loss[1]	(0.01)	(0.03)	(0.12)	(0.06)	(0.04)	(0.21)
Net realized and unrealized gain (loss)	(0.61)	0.41	2.31	5.27	6.50	(0.17)[2]

Net increase (decrease) from investment operations	(0.62)	0.38	2.19	5.21	6.46	(0.38)

Distributions from net realized gain[3]	(0.97)	(4.91)	(10.03)	(2.63)	(0.60)	—

Net asset value, end of period	$12.79	$14.38	$18.91	$26.75	$24.17	$18.31

Total Return[4]
Based on net asset value	(4.48)%[5]	2.01%	8.60%	24.91%	35.73%	(2.03)%[6,7]

Ratios to Average Net Assets
Total expenses	1.17%[8]	1.13%	1.15%	1.14%	1.17%	1.18%

Total expenses after fees waived, reimbursed and paid indirectly	1.17%[8]	1.13%	1.15%	1.14%	1.17%	1.18%

Net investment loss	(0.10)%[8]	(0.17)%	(0.56)%	(0.25)%	(0.18)%	(0.94)%

Supplemental Data
Net assets, end of period (000)	$227,664	$255,692	$282,684	$332,978	$352,073	$235,400

Portfolio turnover rate	53%	137%	132%	175%	147%	141%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.

[7]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

[8]	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2016	47

Financial Highlights (concluded)	BlackRock Small Cap Growth Equity Portfolio

	Investor C
	Six Months Ended March 31, 2016 (Unaudited)

		Year Ended September 30,
		2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of period	$9.37	$13.99	$22.23	$20.50	$15.73	$16.19

Net investment loss[1]	(0.04)	(0.10)	(0.21)	(0.21)	(0.19)	(0.35)
Net realized and unrealized gain (loss)	(0.37)	0.30	1.89	4.38	5.56	(0.11)[2]

Net increase (decrease) from investment operations	(0.41)	0.20	1.68	4.17	5.37	(0.46)

Distributions from net realized gain[3]	(0.97)	(4.82)	(9.92)	(2.44)	(0.60)	—

Net asset value, end of period	$7.99	$9.37	$13.99	$22.23	$20.50	$15.73

Total Return[4]
Based on net asset value	(4.98)%[5]	1.19%	7.73%	23.91%	34.63%	(2.84)%[6,7]

Ratios to Average Net Assets
Total expenses	1.96%[8]	1.91%	1.93%	1.95%	1.99%	2.08%[9]

Total expenses after fees waived, reimbursed and paid indirectly	1.96%[8]	1.91%	1.93%	1.95%	1.99%	2.07%

Net investment loss	(0.90)%[8]	(0.96)%	(1.33)%	(1.06)%	(0.99)%	(1.83)%

Supplemental Data
Net assets, end of period (000)	$23,669	$28,109	$32,598	$33,193	$28,787	$23,947

Portfolio turnover rate	53%	137%	132%	175%	147%	141%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.

[7]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

[8]	Annualized.

[9]	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended September 30, 2011, the ratio would have been 2.05%.

See Notes to Financial Statements.

48	BLACKROCK FUNDS	MARCH 31, 2016

Notes to Financial Statements (Unaudited)

1. Organization:

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. The following are referred to herein collectively as the “Funds” or individually, a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
BlackRock Flexible Equity Fund	Flexible Equity	Diversified
BlackRock Mid-Cap Growth Equity Portfolio	Mid-Cap Growth Equity	Diversified
BlackRock Small Cap Growth Equity Portfolio	Small Cap Growth Equity	Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional, Service and Class K Shares are sold only to certain eligible investors. Investor B Shares are only available through exchanges and distribution reinvestments by current holders and for purchase by certain employer-sponsored retirement plans. Investor A and Investor C Shares are generally available through financial intermediaries. Class R Shares are available only to certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution and service plan).

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
Institutional, Service, Class K and Class R Shares	No	No	None
Investor A Shares	Yes	No1	None
Investor B Shares	No	Yes	To Investor A Shares after approximately 8 years
Investor C Shares	No	Yes	None

[1]	Investor A Shares may be subject to a CDSC for certain redemptions where no initial sales charge was paid at the time of purchase.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

Basis of Consolidation: The accompanying consolidated financial statements of Flexible Equity include the account of BlackRock Flexible Equity Fund Subsidiary, Ltd. (the “Subsidiary”), which is a wholly owned subsidiary of Flexible Equity and primarily invests in commodity-related instruments. The Subsidiary enables Flexible Equity to hold these commodity-related instruments and satisfy regulated investment company tax requirements. Flexible Equity may invest up to 25% of its total assets in the Subsidiary. As of period end, there were no net assets in the Subsidiary. Intercompany accounts and transactions, if any, have been eliminated. The Subsidiary is subject to the same investment policies and restrictions that apply to Flexible Equity, except that the Subsidiary may invest without limitation in commodity-related instruments.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Foreign Currency: Each Fund’s books and records are maintained in U.S. dollars. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts), that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

BLACKROCK FUNDS	MARCH 31, 2016	49

Notes to Financial Statements (continued)

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Funds are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Net income and realized gains from investments held by the Subsidiary are treated as ordinary income for tax purposes. If a net loss is realized by the Subsidiary in any taxable year, the loss will generally not be available to offset the Flexible Equity Fund’s ordinary income and/or capital gains for that year.

Offering Costs: Offering costs are amortized over a 12-month period beginning with the commencement of operations.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on its relative net assets or other appropriate methods.

The Funds have an arrangement with their custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Funds for all financial instruments.

Fair Value Inputs and Methodologies: The following methods (or “techniques”) and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price. Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Funds’ net assets. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at net asset value each business day.

50	BLACKROCK FUNDS	MARCH 31, 2016

Notes to Financial Statements (continued)

•

The Funds value their investment in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Funds may withdraw up to 25% of their investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such instruments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of instruments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments are typically categorized as Level 3. The fair value hierarchy for each Fund’s investments and derivative financial instruments have been included in the Schedule of Investments.

BLACKROCK FUNDS	MARCH 31, 2016	51

Notes to Financial Statements (continued)

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Funds’ policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Preferred Stock: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Warrants: Warrants entitle a Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a Fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Securities Lending: Certain Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Funds are entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan, all of which were classified as common stocks in the Funds’ Schedules of Investments, and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

52	BLACKROCK FUNDS	MARCH 31, 2016

Notes to Financial Statements (continued)

As of period end, the following table is a summary of the Funds’ securities lending agreements by counterparty, which are subject to offset under an MSLA:

Flexible Equity
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
State Street Bank and Trust Co.	$31,044	$(31,044)	—

Mid-Cap Growth Equity
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Citigroup Global Markets, Inc.	$335,540	$(335,540)	—
Goldman Sachs & Co.	2,308,162	(2,308,162)	—
Morgan Stanley	2,610,148	(2,610,148)	—
UBS Securities LLC	1,090,454	(1,090,454)	—

Total	$6,344,304	$(6,344,304)	—

Small Cap Growth Equity
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount[2]
Barclays Capital, Inc.	$2,118,227	$(2,118,227)	—
BNP Paribas S.A.	919,849	(919,849)	—
Citigroup Global Markets, Inc.	1,490,076	(1,486,345)	$3,731
Deutsche Bank Securities, Inc.	1,094,946	(1,094,946)	—
Goldman Sachs & Co.	3,324,938	(3,324,938)	—
JP Morgan Securities LLC	890,635	(890,635)	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	3,578,127	(3,578,127)	—
Morgan Stanley	861,251	(861,251)	—
National Financial Services LLC	277,140	(277,140)	—
SG Americas Securities LLC	8,351	(8,351)	—
UBS Securities LLC	409,006	(407,060)	1,946

Total	$14,972,546	$(14,966,869)	$5,677

[1]

Collateral with a value of $31,648, $6,542,600 and $15,434,581 has been received in connection with securities lending agreements for Flexible Equity, Mid-Cap Growth Equity and Small Cap Growth Equity, respectively. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the table above.

[2]

The market value of the loaned securities is determined as of March 31, 2016. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Certain Funds invest in long and/or short positions in futures contracts to gain exposure to, or manage exposure to changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date.

Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

BLACKROCK FUNDS	MARCH 31, 2016	53

Notes to Financial Statements (continued)

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities.

When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee based on a percentage of each Fund’s average daily net assets at the following annual rates:

	Flexible Equity and Mid-Cap Growth Equity	Small Cap Growth Equity
Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.800%	0.550%
$1 Billion - $2 Billion	0.700%	0.500%
$2 Billion - $3 Billion	0.650%	0.475%
Greater than $3 Billion	0.625%	0.450%

The Manager provides investment management and other services to the Subsidiary. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, Flexible Equity pays the Manager based on the Fund’s net assets, which include the assets of the Subsidiary.

Service and Distribution Fees

The Trust, on behalf of the Funds, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Service	Investor A	Investor B	Investor C	Class R
Service Fee	0.25%	0.25%	0.25%	0.25%	0.25%
Distribution Fee	—	—	0.75%	0.75%	0.25%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to the shareholders.

For the six months ended March 31, 2016, the following table shows the class specific service and distribution fees borne directly by each class of each Fund:

	Service	Investor A	Investor B	Investor C	Class R	Total
Flexible Equity	$146	$440,538	$15,469	$355,218	$3,758	$815,129
Mid-Cap Growth Equity	$2,366	$451,630	$9,317	$249,685	$18,544	$731,542
Small Cap Growth Equity	$22,460	$299,783	—	$127,629	—	$449,872

Administration

The Trust, on behalf of the Funds, entered into an Administration Agreement with the Manager, an indirect, wholly owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Funds. The administration fees, which is shown as administration in the Statement of Operations, is paid at the annual rates below:

54	BLACKROCK FUNDS	MARCH 31, 2016

Notes to Financial Statements (continued)

Average Daily Net Assets	Administration Fees
First $500 Million	0.0425%
$500 Million - $1 Billion	0.0400%
$1 Billion - $2 Billion	0.0375%
$2 Billion - $4 Billion	0.0350%
$4 Billion - $13 Billion	0.0325%
Greater than $13 Billion	0.0300%

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Statement of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the six months ended March 31, 2016, the following table shows the class specific administration fees borne directly by each class of each Fund:

	Institutional	Service	Investor A	Investor B	Investor C	Class R	Total
Flexible Equity	$ 3,992	$ 12	$35,243	$310	$7,104	$150	$46,811
Mid-Cap Growth Equity	$ 8,292	$ 189	$36,131	$186	$4,994	$742	$50,534
Small Cap Growth Equity	$47,963	$1,797	$23,983	—	$2,553	—	$76,296

Transfer Agent

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended March 31, 2016, the Funds paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statements of Operations:

Flexible Equity	$76
Mid-Cap Growth Equity	$1,374
Small Cap Growth Equity	$74,799

The Manager maintains a call center, that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing subscriptions and redemptions based upon instructions from shareholders. For the six months ended March 31, 2016, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Investor A	Investor B	Investor C	Class R	Total
Flexible Equity	$1,021	$40,975	$2,263	$1,899	—	$46,158
Mid-Cap Growth Equity	$ 962	$64,451	$2,083	$1,799	$63	$69,358
Small Cap Growth Equity	$1,134	$ 4,954	—	$ 953	—	$ 7,041

For the six months ended March 31, 2016, the following table shows the class specific transfer agent fees borne directly by each class of each Fund:

	Institutional	Service	Investor A	Investor B	Investor C	Class R	Total
Flexible Equity	$ 39,596	$ 9	$410,645	$12,690	$77,263	$ 1,656	$541,859
Mid-Cap Growth Equity	$ 48,339	$ 260	$430,829	$10,949	$37,410	$11,711	$539,498
Small Cap Growth Equity	$447,246	$17,608	$277,106	—	$35,250	—	$777,210

Other Fees

For the six months ended March 31, 2016, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Flexible Equity	$ 1,931
Mid-Cap Growth Equity	$39,513
Small Cap Growth Equity	$ 6,170

For the six months ended March 31, 2016, affiliates received CDSCs as follows:

	Investor A	Investor C
Flexible Equity	$ 45	$ 216
Mid-Cap Growth Equity	$4,367	$10,017
Small Cap Growth Equity	—	$ 1,463

BLACKROCK FUNDS	MARCH 31, 2016	55

Notes to Financial Statements (continued)

Expense Limitations, Waivers, Reimbursements and Recoupments

The Manager, with respect to the Funds, contractually and/or voluntarily agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Funds’ business. The expense limitations as a percentage of average daily net assets are as follows:

	Flexible Equity		Mid-Cap Growth Equity	Small Cap Growth Equity
	Contractual[1]	Voluntary[2]	Contractual[3]	Contractual[4]
Institutional	0.97%	0.92%	1.11%	1.02%
Service	1.29%	1.24%	1.58%	1.18%
Investor A	1.29%	1.24%	1.39%	1.50%
Investor B	2.06%	2.01%	2.16%	2.28%[5]
Investor C	2.06%	2.01%	2.16%	2.28%
Class K	—	—	1.01%	—
Class R	1.65%[6]	1.60%	1.65%	1.72%[7]

[1]

The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to February 1, 2017, except for Class R Shares which is prior to February 1, 2026, unless approved by the Board, including a majority of the independent Trustees or by a vote of a majority of the outstanding voting securities of the Fund.

[2]	The voluntary waiver or reimbursement, which became effective June 1, 2014, may be reduced or discontinued at any time.

[3]

The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to February 1, 2017, except for Class K Shares which is prior to February 1, 2018, unless approved by the Board, including a majority of the independent Trustees or by a vote of a majority of the outstanding voting securities of the Fund.

[4]	Expense limitations for Small Cap Growth Equity expired on January 31, 2016.

[5]	On June 23, 2015, Investor B Shares converted to Investor A shares.

[6]	On February 1 of each year, the waiver agreement will renew automatically for an additional one year so that the agreement will have a perpetual ten year term.

[7]	There were no shares outstanding as of March 31, 2016.

These amounts waived and/or reimbursed are included in fees waived by the Manager, and shown as administration fees waived — class specific, transfer agent fees waived — class specific and transfer agent fees reimbursed — class specific, respectively, in the Statements of Operations. Class specific expense waivers or reimbursements are as follows:

Administration Fees Waived	Institutional	Investor A	Investor B	Investor C	Class R	Total
Flexible Equity	$3,992	$35,243	$310	$7,104	$150	$46,799
Mid-Cap Growth Equity	—	$36,037	$186	—	$742	$36,965

Transfer Agent Fees Waived	Institutional	Investor A	Investor B	Investor C	Class R	Total
Flexible Equity	$1,021	$40,975	$2,263	$1,899	—	$46,158
Mid-Cap Growth Equity	—	$30,356	$2,083	—	$63	$32,502

Transfer Agent Fees Reimbursed	Institutional	Investor A	Investor B	Investor C	Class R	Total
Flexible Equity	$38,527	$246,264	$9,051	$43,832	$ 299	$337,973
Mid-Cap Growth Equity	—	$ 2,117	$6,637	—	$3,094	$ 11,848

In addition, Flexible Equity had a waiver of investment advisory fees, which is included in fees waived by the Manager in the Statement of Operations. For the six months ended March 31, 2016, the Manager waived $15,448 of investment advisory fees.

The Manager, with respect to the Funds, voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds. These amounts are included in fees waived by the Manager in the Statements of Operations. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Fund’s investments in other affiliated investment companies, if any. For the six months ended March 31, 2016, the amounts waived were as follows:

Flexible Equity	$1,178
Mid-Cap Growth Equity	$3,614
Small Cap Growth Equity	$3,274

If during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of the following expenses:

(a) The amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement.

56	BLACKROCK FUNDS	MARCH 31, 2016

Notes to Financial Statements (continued)

(b) The amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that:

•	Each Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year.

•	The Manager or an affiliate continues to serve as a Fund’s investment advisor or administrator.

In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived and/or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

For the six months ended March 31, 2016, the Manager recouped the following Fund level and class specific waivers and/or reimbursements previously recorded by the Funds:

	Institutional	Service	Investor C	Total
Flexible Equity	—	$ 21	—	$ 21
Mid-Cap Growth Equity	$3,672	$294	$1,302	$5,268
Small Cap Growth Equity	—	$ 91	—	$ 91

On March 31, 2016, the Fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring September 30,
	2016	2017	2018
Flexible Equity
Fund Level	—	—	$36
Institutional	$68,244	$68,026	$33,568
Service	$30	$110	—
Investor A	$534,736	$484,806	$234,435
Investor B	$33,683	$24,946	$10,851
Investor C	$74,719	$72,256	$35,099
R Shares	$563	$907	$74
Mid-Cap Growth Equity
Investor A	$282,293	$144,318	$68,510
Investor B	$19,359	$16,941	$8,906
R Shares	$7,596	$5,948	$3,899

Securities Lending

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Funds are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment advisor to the private investment company will not charge any advisory fees with respect to shares purchased by the Funds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent. Pursuant to a securities lending agreement, BIM may lend securities only when the difference between the borrower rebate rate and the risk free rate exceeds a certain level (such securities, the “specials only securities”).

Pursuant to such agreement, each Fund retains 80% of securities lending income. In addition, commencing the business day following the date that the aggregate securities lending income earned across certain funds in the Equity-Liquidity Complex in a calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of the calendar year securities lending income in an amount equal to 85% of securities lending income.

BLACKROCK FUNDS	MARCH 31, 2016	57

Notes to Financial Statements (continued)

The share of securities lending income earned by each Fund is shown as securities lending — affiliated — net in the Statements of Operations. For the six months ended March 31, 2016, each Fund paid BIM the following amounts for securities lending agent services:

Flexible Equity	$757
Mid-Cap Growth Equity	$23,307
Small Cap Growth Equity	$115,710

Officers and Trustees

Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in Officer and Trustees in the Statements of Operations.

7. Purchases and Sales:

For the six months ended March 31, 2016, purchases and sales of investments, excluding short-term securities, were as follows:

	Flexible Equity	Mid-Cap Growth Equity	Small Cap Growth Equity
Purchases	$ 82,893,842	$294,657,676	$408,175,666
Sales	$128,040,521	$231,114,546	$447,182,321

Mid-Cap Growth received proceeds from settlement of litigation where it was able to recover a portion of investment losses previously realized by the Fund. This amount is shown as litigation proceeds in the Statements of Operations.

8. Income Tax Information:

It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

The Funds file U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns remains open for each of the four years ended September 30, 2015. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of March 31, 2016, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

As of March 31, 2016, Flexible Equity Fund had a capital loss carryforward available to offset future realized capital gains of $31,346,700, all of which is due to expire September 30, 2017.

As of March 31, 2016, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

	Flexible Equity	Mid-Cap Growth Equity	Small Cap Growth Equity
Tax cost	$426,103,714	$481,243,998	$753,065,033

Gross unrealized appreciation	$40,095,862	$76,542,989	$72,299,376
Gross unrealized depreciation	(18,499,642)	(13,394,648)	(79,284,304)

Net unrealized appreciation (depreciation)	$21,596,220	$63,148,341	$(6,984,928)

9. Bank Borrowings:

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders, under which the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2016 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statements of Operations, and along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended March 31, 2016, the Funds did not borrow under the credit agreement.

58	BLACKROCK FUNDS	MARCH 31, 2016

Notes to Financial Statements (continued)

10. Principal Risks:

In the normal course of business, certain Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers of securities owned by the Funds. Changes arising from the general economy, the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

Counterparty Credit Risk: Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: Mid-Cap Growth Equity invested a significant portion of its assets in securities in the consumer discretionary and information technology sectors. Changes in economic conditions affecting such sectors would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

11. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended March 31, 2016		Year Ended September 30, 2015
Flexible Equity	Shares	Amount	Shares	Amount
Institutional
Shares sold	203,628	$ 2,451,393	393,108	$ 5,195,767
Shares issued in reinvestment of distributions	218,408	2,642,744	571,422	7,302,783
Shares redeemed	(549,491)	(6,660,934)	(1,248,664)	(16,427,767)

Net decrease	(127,455)	$(1,566,797)	(284,134)	$ (3,929,217)

Service
Shares sold	7,721	$87,460	—	—
Shares issued in reinvestment of distributions	644	7,680	2,121	$ 26,699
Shares redeemed	(111)	(1,320)	(7,795)	(105,336)

Net increase (decrease)	8,254	$93,820	(5,674)	$ (78,637)

Investor A
Shares sold and automatic conversion of shares	602,127	$ 6,988,206	1,521,948	$ 19,457,067
Shares issued in reinvestment of distributions	2,139,314	24,901,629	5,268,169	64,956,765
Shares redeemed	(3,539,338)	(40,199,944)	(7,723,439)	(99,092,935)

Net decrease	(797,897)	$ (8,310,109)	(933,322)	$(14,679,103)

BLACKROCK FUNDS	MARCH 31, 2016	59

Notes to Financial Statements (continued)

	Six Months Ended March 31, 2016		Year Ended September 30, 2015
Flexible Equity (concluded)	Shares	Amount	Shares	Amount
Investor B
Shares sold	—	—	1,116	$ 17,332
Shares issued in reinvestment of distributions	23,611	$ 241,074	94,406	1,036,570
Shares redeemed and automatic conversion of shares	(109,424)	(1,108,027)	(311,735)	(3,563,932)

Net decrease	(85,813)	$ (866,953)	(216,213)	$(2,510,030)

Investor C
Shares sold	113,291	$ 1,129,791	254,799	$ 2,895,832
Shares issued in reinvestment of distributions	543,869	5,482,229	1,323,125	14,355,983
Shares redeemed	(876,306)	(8,930,445)	(1,628,512)	(18,373,528)

Net decrease	(219,146)	$(2,318,425)	(50,588)	$ (1,121,713)

Class R
Shares sold	55,034	$ 655,144	21,172	$ 280,072
Shares issued in reinvestment of distributions	8,633	103,685	17,840	226,931
Shares redeemed	(11,828)	(132,407)	(44,088)	(570,510)

Net increase (decrease)	51,839	$ 626,422	(5,076)	$ (63,507)

Total Net Decrease	(1,170,218)	$(12,342,042)	(1,495,007)	$(22,382,207)

Mid-Cap Growth Equity
Institutional
Shares sold	4,091,561	$ 65,101,110	5,119,676	$ 93,038,291
Shares issued in reinvestment of distributions	106,544	1,804,863	185,953	2,891,571
Shares redeemed	(3,186,318)	(51,170,033)	(2,046,558)	(35,622,638)

Net increase	1,011,787	$ 15,735,940	3,259,071	$ 60,307,224

Service
Shares sold	168,649	$ 2,415,185	123,752	$ 2,042,288
Shares issued in reinvestment of distributions	2,427	37,645	33,345	475,497
Shares redeemed	(129,740)	(1,724,262)	(299,596)	(4,565,162)

Net increase (decrease)	41,336	$ 728,568	(142,499)	$(2,047,377)

Investor A
Shares sold and automatic conversion of shares	5,196,437	$ 73,715,420	5,778,363	$ 91,363,824
Shares issued in reinvestment of distributions	613,791	9,127,073	2,641,817	36,192,894
Shares redeemed	(3,258,719)	(45,864,475)	(4,114,812)	(63,298,353)

Net increase	2,551,509	$ 36,978,018	4,305,368	$ 64,258,365

Investor B
Shares sold	3,757	$ 46,092	4,455	$ 57,376
Shares issued in reinvestment of distributions	4,255	51,523	37,360	419,930
Shares redeemed and automatic conversion of shares	(45,968)	(527,465)	(116,678)	(1,476,588)

Net decrease	(37,956)	$(429,850)	(74,863)	$ (999,282)

60	BLACKROCK FUNDS	MARCH 31, 2016

Notes to Financial Statements (continued)

	Six Months Ended March 31, 2016		Year Ended September 30, 2015
Mid-Cap Growth Equity (concluded)	Shares	Amount	Shares	Amount
Investor C
Shares sold	1,334,367	$15,631,254	1,721,820	$22,100,429
Shares issued in reinvestment of distributions	119,139	1,428,474	377,524	4,213,180
Shares redeemed	(755,227)	(8,388,770)	(646,430)	(8,086,681)

Net increase	698,279	$ 8,670,958	1,452,914	$18,226,928

	Period March 28, 2016[1] to March 31, 2016
	Shares	Amount
Class K
Shares sold	12,845	$200,000
Shares issued in reinvestment of distributions	—	—
Shares redeemed	—	—

Net increase	12,845	$200,000

[1] Commencement of operations.

	Six Months Ended March 31, 2016
	Shares	Amount
Class R
Shares sold	156,347	$ 2,227,899	207,083	$ 3,179,292
Shares issued in reinvestment of distributions	13,115	193,183	68,920	935,238
Shares redeemed	(199,562)	(2,811,325)	(243,620)	(3,660,134)

Net increase (decrease)	(30,100)	$ (390,243)	32,383	$ 454,396

Total Net Increase	4,247,700	$61,493,391	8,832,374	$140,200,254

Small Cap Growth Equity
Institutional
Shares sold	3,213,455	$ 52,442,601	10,620,465	$ 208,274,982
Shares issued in reinvestment of distributions	1,649,489	27,645,435	5,535,087	98,413,836
Shares redeemed	(4,318,432)	(71,065,335)	(8,322,472)	(163,130,939)

Net increase	544,512	$ 9,022,701	7,833,080	$ 143,557,879

Service
Shares sold	104,810	$ 1,548,898	264,412	$ 4,609,886
Shares issued in reinvestment of distributions	82,697	1,202,410	320,597	4,988,487
Shares redeemed	(287,329)	(4,021,539)	(503,367)	(9,106,600)

Net increase (decrease)	(99,822)	$(1,270,231)	81,642	$ 491,773

Investor A
Shares received from conversion[2]	—	—	25,484	$ 425,079
Shares sold and automatic conversion of shares	1,734,797	$ 22,672,885	3,807,189	60,086,635
Shares issued in reinvestment of distributions	1,250,709	16,709,465	4,903,069	70,555,130
Shares redeemed	(2,969,915)	(39,103,941)	(5,904,625)	(95,245,570)

Net increase	15,591	$ 278,409	2,831,117	$ 35,821,274

[2]	On June 23, 2015, Investor B Shares converted to Investor A Shares.

BLACKROCK FUNDS	MARCH 31, 2016	61

Notes to Financial Statements (concluded)

	Six Months Ended March 31, 2016		Year Ended September 30, 2015
Small Cap Growth Equity (concluded)	Shares	Amount	Shares	Amount
Investor B
Shares sold	—	—	2,403	$ 26,858
Shares issued in reinvestment of distributions	—	—	25,616	246,684
Shares converted[1]	—	—	(38,227)	(425,079)
Shares redeemed	—	—	(45,933)	(503,121)

Net decrease	—	—	(56,141)	$(654,658)

[1] On June 23, 2015, Investor B Shares converted to Investor A Shares.

Investor C
Shares sold	182,975	$ 1,549,198	474,213	$ 5,038,472
Shares issued in reinvestment of distributions	321,853	2,693,898	1,120,241	10,575,042
Shares redeemed	(541,104)	(4,669,009)	(925,879)	(9,935,510)

Net increase (decrease)	(36,276)	$ (425,913)	668,575	$ 5,678,004

Total Net Increase	424,005	$ 7,604,966	11,358,273	$184,894,272

At March 31, 2016, 12,845 Class K Shares of Mid-Cap Growth Equity were owned by BlackRock HoldCo 2, Inc., an affiliate of the Fund.

12. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

Effective April 21, 2016, the credit agreement was extended until April 2017. The updated agreement includes the following terms: A fee of 0.12% per annum on the unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The commitment amounts remain unchanged. Administration, legal and arrangement fees in connection with the amended credit agreement, and along with commitment fees, are allocated among the Participating Funds based upon portions of the aggregate commitment available to them and relative net assets of the Participating Funds.

62	BLACKROCK FUNDS	MARCH 31, 2016

Officers and Trustees

Rodney D. Johnson, Chair of the Board and Trustee

David O. Beim, Trustee

Susan J. Carter, Trustee

Collette Chilton, Trustee

Neil A. Cotty, Trustee

Dr. Matina S. Horner, Trustee

Cynthia A. Montgomery, Trustee

Barbara G. Novick, Trustee

Joseph P. Platt, Trustee

Robert C. Robb, Jr., Trustee

Mark Stalnecker, Trustee

Kenneth L. Urish, Trustee

Claire A. Walton, Trustee

Frederick W. Winter, Trustee

John M. Perlowski, Trustee, President and Chief Executive Officer

Jennifer McGovern, Vice President

Richard Hoerner, CFA, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

Fernanda Piedra, Anti-Money Laundering Compliance Officer

Benjamin Archibald, Secretary

Effective December 31, 2015, Herbert I. London and Toby Rosenblatt retired as Trustees of the Trust.

Effective February 5, 2016, Frank J. Fabozzi resigned as a Trustee of the Trust.

Effective February 8, 2016, Susan J. Carter, Neil A. Cotty and Claire A. Walton were appointed to serve as Trustees of the Trust.

Investment Advisor and Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Accounting Agent and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103	Address of the Trust 100 Bellevue Parkway Wilmington, DE 19809

Custodian The Bank of New York Mellon New York, NY 10286	Distributor BlackRock Investments, LLC New York, NY 10022	Legal Counsel Sidley Austin LLP New York, NY 10019

BLACKROCK FUNDS	MARCH 31, 2016	63

Additional Information

Proxy Results

A Special Meeting of Shareholders was held on February 8, 2016 for shareholders of record on December 11, 2015, to elect a Board of Trustees of the Trust.

		Votes For	Votes Withheld
Approved the Trustees* as follows:	David O. Beim	3,327,629,620	22,971,395
	Susan J. Carter	3,329,237,692	21,363,323
	Collette Chilton	3,329,179,365	21,421,650
	Neil A. Cotty	3,328,526,288	22,074,727
	Matina S. Horner	3,326,965,973	23,635,042
	Rodney D. Johnson	3,327,844,311	22,756,704
	Cynthia A. Montgomery	3,328,882,847	21,718,168
	Joseph P. Platt	3,327,563,553	23,037,462
	Robert C. Robb, Jr.	3,327,822,475	22,778,540
	Mark Stalnecker	3,327,691,900	22,909,115
	Kenneth L. Urish	3,324,875,151	25,725,864
	Claire A. Walton	3,329,000,010	21,601,005
	Frederick W. Winter	3,327,879,107	22,721,908
	Barbara G. Novick	3,327,607,976	22,993,039
	John M. Perlowski	3,326,473,221	24,127,794

*	Denotes Trust-wide proposal and voting results.

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit http://www.blackrock.com for more information.

64	BLACKROCK FUNDS	MARCH 31, 2016

Additional Information (concluded)

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK FUNDS	MARCH 31, 2016	65

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Eq-Midcap-3/16-SAR

MARCH 31, 2016

SEMI-ANNUAL REPORT (UNAUDITED)	BLACKROCK®

BlackRock FundsSM

▶  BlackRock Global Opportunities Portfolio

▶  BlackRock Health Sciences Opportunities Portfolio

▶  BlackRock International Opportunities Portfolio

▶  BlackRock Science & Technology Opportunities Portfolio

▶  BlackRock U.S. Opportunities Portfolio

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and prospectuses by enrolling in the electronic delivery program. Electronic copies of shareholder reports and prospectuses are also available on BlackRock’s website.

TO ENROLL IN ELECTRONIC DELIVERY:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1. Access the BlackRock website at blackrock.com

2. Select “Access Your Account”

3. Next, select “eDelivery” in the “Related Resources” box and follow the sign-up instructions

2	BLACKROCK FUNDS	MARCH 31, 2016

The Markets in Review

Dear Shareholder,

Diverging monetary policies and shifting economic outlooks across regions have been the overarching themes driving financial markets over the past couple of years. Investors spent most of 2015 anticipating the end of the Federal Reserve’s (the “Fed”) near-zero interest rate policy as U.S. growth outpaced other developed markets. The Fed ultimately hiked rates in December, whereas the European Central Bank and the Bank of Japan took additional steps to stimulate growth, even introducing negative interest rates. The U.S. dollar had strengthened considerably ahead of these developments, causing profit challenges for U.S. companies that generate revenues overseas, and pressuring emerging market currencies and commodities prices.

Global market volatility increased in the latter part of 2015 and spilled over into early 2016. Oil prices were a key factor behind the instability after collapsing in mid-2015 due to excess global supply. China, one of the world’s largest consumers of oil, was another notable source of stress for financial markets. Signs of slowing economic growth, a depreciating yuan and declining confidence in the country’s policymakers stoked investors’ worries about the potential impact of China’s weakness on the global economy.

Fears of a global recession started to fade toward the end of the first quarter of 2016 and volatility abated. Central bank stimulus in Europe and Japan, combined with a more tempered outlook for rate hikes in the United States, helped bolster financial markets. A softening in U.S. dollar strength offered some relief to U.S. exporters and emerging market economies. Oil prices found firmer footing as global supply showed signs of leveling off.

The selloff in risk assets at the turn of the year has resulted in more reasonable valuations and some appealing entry points for investors today. However, investors continue to face the headwinds of uncertainty around China’s growth trajectory and currency management, the potential consequences of negative interest rates and geopolitical risks.

For the 12 months ended March 31, 2016, higher-quality assets such as municipal bonds, U.S. Treasuries and investment grade corporate bonds generated positive returns, while riskier assets such as non-U.S. and small cap equities broadly declined.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to adjust accordingly as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of March 31, 2016
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	8.49%	1.78%
U.S. small cap equities (Russell 2000® Index)	2.02	(9.76)
International equities (MSCI Europe, Australasia, Far East Index)	1.56	(8.27)
Emerging market equities (MSCI Emerging Markets Index)	6.41	(12.03)
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.10	0.12
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	3.27	3.05
U.S. investment-grade bonds (Barclays U.S. Aggregate Bond Index)	2.44	1.96
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.23	3.95
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	1.23	(3.66)

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of March 31, 2016	BlackRock Global Opportunities Portfolio

Investment Objective

BlackRock Global Opportunities Portfolio’s (the “Fund”) investment objective is to provide long-term capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended March 31, 2016, the Fund underperformed the benchmark, the MSCI All Country World Index (“ACWI”).

What factors influenced performance?

•

Stock selection within both the consumer staples sector and the industrials sector were the most significant detractors for the period. Within consumer staples, Nomad Foods Ltd. was negatively impacted as a widening of credit spreads increased borrowing costs for the company. Shares of Sensata Technologies Holding NV within industrials sold off over concerns around Chinese economic growth and moves on the part of its customers to reduce inventory.

•

Stock selection decisions within the consumer discretionary sector and within the utilities sector were the largest contributors to performance for the period. Snapdeal.com, a holding within consumer discretionary, benefited from another successful fundraising round, that increased the value of the company higher over the period. Selection in the utilities sector benefited from the market rotation back into income-producing equity securities, especially in the last half of the period.

•	During the period, the Fund utilized derivatives in order to manage foreign currency exposures without a material impact on performance.

Describe recent portfolio activity.

•

During the six-month period, the Fund increased its exposure to the consumer staples, information technology (“IT”) and materials sectors. These trades were funded by reducing exposure to the financials, health care and industrials sectors. Regionally, these sector shifts increased the Fund’s exposure to developed Europe and reduced exposure to North America and the emerging markets.

Describe portfolio positioning at period end.

•

Relative to the MSCI ACWI, the Fund ended the period overweight in the IT, consumer staples and consumer discretionary sectors, while its largest underweights were to the financials, industrials and health care sectors. From a regional perspective, the Fund was overweight in Europe and underweight in North America, Japan and emerging markets.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Net Assets
Anheuser-Busch InBev SA	2%
Alphabet, Inc., Class C	2
McDonald’s Corp.	2
Apple Inc.	2
Unilever PLC	1
Uber Technologies, Inc., Series D	1
Cellnex Telecom SAU	1
MasterCard, Inc., Class A	1
Facebook, Inc., Class A	1
FirstEnergy Corp.	1

Geographic Allocation	Percent of Net Assets
United States	48%
United Kingdom	14
Japan	4
Switzerland	3
Belgium	3
India	3
Netherlands	2
Italy	2
Canada	2
France	2
Taiwan	2
Other[1]	9
Other Assets Less Liabilities	6

[1]	Includes holdings within countries that are 1% or less of net assets. Please refer to the Schedule of Investments for such countries.

4	BLACKROCK FUNDS	MARCH 31, 2016

BlackRock Global Opportunities Portfolio

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]

Under normal conditions, the Fund will invest at least 75% of its total assets in global equity securities of any market capitalization, selected for their above-average return potential. The Fund may invest up to 25% of its total assets in stocks of issuers in emerging market countries. The Fund may invest up to 25% of its total assets in global fixed-income securities, including corporate bonds, U.S. government debt securities, non-U.S. government and supranational debt securities, asset-backed securities, mortgage-backed securities, emerging market debt securities and non-investment grade debt securities (high yield or junk bonds).

[3]

A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 46 country indexes comprising 23 developed and 23 emerging market country indexes.

Performance Summary for the Period Ended March 31, 2016

		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	1.40%	(7.35)%	N/A	3.67%	N/A	4.01%	N/A
Investor A	1.27	(7.62)	(12.47)%	3.38	2.27%	3.72	3.17%
Investor C	0.86	(8.35)	(9.26)	2.56	2.56	2.93	2.93
Class R	1.07	(7.91)	N/A	3.01	N/A	3.34	N/A
MSCI ACWI	5.28	(4.34)	N/A	5.22	N/A	4.08	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example
	Actual			Hypothetical[6]
	Beginning Account Value October 1, 2015	Ending Account Value March 31, 2016	Expenses Paid During the Period[5]	Beginning Account Value October 1, 2015	Ending Account Value March 31, 2016	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$1,014.00	$ 5.34	$1,000.00	$1,019.70	$ 5.35	1.06%
Investor A	$1,000.00	$1,012.70	$ 6.69	$1,000.00	$1,018.35	$ 6.71	1.33%
Investor C	$1,000.00	$1,008.60	$10.75	$1,000.00	$1,014.30	$10.78	2.14%
Class R	$1,000.00	$1,010.70	$ 8.65	$1,000.00	$1,016.40	$ 8.67	1.72%

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/ 366 (to reflect the one-half year period shown).

[6]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 15 for further information on how expenses were calculated.

BLACKROCK FUNDS	MARCH 31, 2016	5

Fund Summary as of March 31, 2016	BlackRock Health Sciences Opportunities Portfolio

Investment Objective

BlackRock Health Sciences Opportunities Portfolio’s (the “Fund”) investment objective is to provide long-term growth of capital.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended March 31, 2016, the Fund underperformed its benchmark, the Russell 3000® Health Care Index.

What factors influenced performance?

•

The largest detractor from Fund performance was its stock selection in the pharmaceuticals and biotechnology sub-sectors, along with its overweight allocation in the latter group. Periodic bouts of market weakness and elevated investor risk aversion weighed on several of the portfolio’s small- to mid-cap holdings in both segments. For example, Anacor Pharmaceuticals, Inc., Incyte Corp., PTC Therapeutics, Inc., Ionis Pharmaceuticals, Inc. and Ultragenyx Pharmaceutical, Inc, detracted from performance in biotechnology, while Intra-Cellular Therapies, Inc. was a notable laggard in pharmaceuticals. The Fund’s underweights in several large-cap benchmark components also had an adverse impact on relative performance, including Johnson & Johnson and Merck & Co., Inc. in pharmaceuticals and AbbVie, Inc. in biotechnology. Specialty pharmaceuticals holdings such as Shire PLC, Teva Pharmaceutical Industries Ltd., Allergan PLC and Valeant Pharmaceuticals International, Inc. detracted from relative performance as well.

•

The largest positive contribution to the Fund’s performance came from the health care providers & services sub-sector as an underweight position in the health care services industry and an overweight position in managed care stocks added value. Stock selection in health care services also benefitted the Fund. An underweight position in Express Scripts Holding Company, which was hampered by the potential loss of large client, as well as an overweight in Amedisys, Inc., a national provider of home health and hospice services that reported solid financial results, were the largest factors in the Fund’s outperformance in this space.

•

The Fund’s positioning in the medical devices & supplies sub-sector also had a positive impact on results, due largely to stock selection in the life sciences tools industry. Key contributors in this area included overweight positions in Charles River Laboratories International, Inc., a contract drug development company, and Agilent Technologies, Inc., a provider of bioanalytical and electronic measurement solutions. The Fund’s zero-weighting in Illumina, Inc., which underperformed, was an additional positive.

Describe recent portfolio activity.

•

The Fund increased its exposure to the health care providers & services and medical devices & supplies industries, while it reduced its positions in biotechnology and pharmaceuticals. As always, these allocations were the result of the Fund’s bottom-up investment process and focus on individual company fundamentals.

•

The Fund’s use of derivatives to manage currency exposure of owning foreign stocks was a modest detractor from performance. The Fund’s cash position also detracted slightly given the positive return for the benchmark.

Describe portfolio positioning at period end.

•

In keeping with its bottom-up, fundamental investment process, the Fund responded to elevated market volatility by remaining focused on the individual merits of each company’s respective pipeline or product opportunity. At the close of the period, the Fund held its largest absolute weightings in the pharmaceuticals, biotechnology and medical devices & supplies sub-sectors. The health care providers & services industry was a close fourth given the Fund’s increased overweight in managed care stocks.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Net Assets
UnitedHealth Group, Inc.	6%
Medtronic PLC	5
BlackRock Liquidity Funds, TempFund	5
Celgene Corp.	4
Boston Scientific Corp.	4
Allergan PLC	4
Amgen, Inc.	3
Eli Lilly & Co.	3
Bristol-Myers Squibb Co.	3
Merck & Co., Inc.	2

Industry Allocation	Percent of Net Assets
Pharmaceuticals	28%
Biotechnology	23
Health Care Providers & Services	21
Health Care Equipment & Supplies	20
Life Sciences Tools & Services	3
Short-Term Securities	5

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

6	BLACKROCK FUNDS	MARCH 31, 2016

BlackRock Health Sciences Opportunities Portfolio

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]	Under normal market conditions, the Fund invests at least 80% of its total assets in equity securities, primarily common stock, of companies in health sciences and related industries.

[3]

An unmanaged index that features companies involved in medical services or health care in the Russell 3000® Index, which includes the largest 3,000 U.S. companies as determined by total market capitalization.

Performance Summary for the Period Ended March 31, 2016

		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	(2.03)%	(8.82)%	N/A	17.19%	N/A	12.56%	N/A
Service	(2.19)	(9.09)	N/A	16.86	N/A	12.22	N/A
Investor A	(2.20)	(9.09)	(13.86)%	16.86	15.60%	12.22	11.61%
Investor B	(2.59)	(9.80)	(13.39)	15.94	15.72	11.50	11.50
Investor C	(2.51)	(9.70)	(10.50)	16.03	16.03	11.41	11.41
Class R	(2.32)	(9.35)	N/A	16.46	N/A	11.76	N/A
Russell 3000® Health Care Index	1.14	(7.62)	N/A	17.25	N/A	10.07	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example
	Actual			Hypothetical[6]
	Beginning Account Value October 1, 2015	Ending Account Value March 31, 2016	Expenses Paid During the Period[5]	Beginning Account Value October 1, 2015	Ending Account Value March 31, 2016	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$979.70	$4.40	$1,000.00	$1,020.55	$ 4.50	0.89%
Service	$1,000.00	$978.10	$5.79	$1,000.00	$1,019.15	$ 5.91	1.17%
Investor A	$1,000.00	$978.00	$5.79	$1,000.00	$1,019.15	$ 5.91	1.17%
Investor B	$1,000.00	$974.10	$9.82	$1,000.00	$1,015.05	$10.02	1.99%
Investor C	$1,000.00	$974.90	$9.33	$1,000.00	$1,015.55	$ 9.52	1.89%
Class R	$1,000.00	$976.80	$7.31	$1,000.00	$1,017.60	$ 7.47	1.48%

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/ 366 (to reflect the one-half year period shown).

[6]

Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366. See “Disclosure of Expenses” on page 15 for further information on how expenses were calculated.

BLACKROCK FUNDS	MARCH 31, 2016	7

Fund Summary as of March 31, 2016	BlackRock International Opportunities Portfolio

Investment Objective

BlackRock International Opportunities Portfolio’s (the “Fund”) investment objective is to seek long-term capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended March 31, 2016, the Fund underperformed its benchmark, the MSCI All Country World Index (“ACWI”) ex-U.S.

What factors influenced performance?

•

Stock selection within both the packaged foods & meats sub-industry group of the consumer staples sector and the electrical equipment group within industrials sector were the largest detractors for the periods. Within consumer staples, Nomad Foods Ltd. was negatively impacted as a widening of credit spreads increased borrowing costs for the company. AstraZeneca PLC, a holding within the health care sector, sold off despite meeting profit estimates over concerns around the impact of generic alternatives on future sales of its blockbuster drug Crestor.

•

Stock selection decisions within the internet retail sub-industry group of the consumer discretionary sector and within the data processing & outsourced services sub-industry group of the information technology (“IT”) sector were the largest contributors to performance for the period. Snapdeal.com, one of our holdings in the consumer discretionary sector, benefited from another successful fundraising round, helping to push the shares of the private company higher over the period. Within IT, Worldpay Group PLC continued to benefit from the growth of mobile payments, especially in Europe.

•	The Fund’s cash position was increased in early 2016 in order to help mitigate market volatility, slightly detracting from performance for the period.

•	During the period, the Fund utilized derivatives, principally in foreign currency transactions and financial futures contracts. The use of derivatives did not have a material impact on performance.

Describe recent portfolio activity.

•

During the six-month period, the Fund increased its exposure to the consumer staples, IT and energy sectors. These trades were funded by reducing exposure to the financials, health care and industrials sectors. Regionally, these sector shifts increased the Fund’s exposure to the United Kingdom, while reducing its exposure to the Pacific Basin and emerging markets.

Describe portfolio positioning at period end.

•

Relative to the MSCI ACWI ex-U.S., the Fund ended the period overweight in consumer staples, information technology and telecommunications sectors, while its largest underweights were to the financials, materials and industrials sectors. From a regional perspective, the Fund was overweight in Europe and underweight in Japan, emerging markets and Asia ex-Japan.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Net Assets
BlackRock Liquidity Funds, TempFund	11%
SABMiller PLC	2
Nestle SA, Registered Shares	2
AstraZeneca PLC	2
Jasper Infotech Private Ltd., Series F	2
Roche Holding AG	2
BAE Systems PLC	2
Anheuser-Busch InBev SA	2
Unibail-Rodamco SE	2
Unilever PLC	2

Geographic Allocation	Percent of Net Assets
United Kingdom	23%
United States	12
Switzerland	7
France	7
India	6
Japan	6
Canada	4
Netherlands	4
Ireland	4
Italy	4
Belgium	3
Germany	3
China	2
Taiwan	2
Other[1]	11
Other Assets Less Liabilities	2

[1]	Includes holdings within countries that are 1% or less of net assets. Please refer to the Schedule of Investments for such countries.

8	BLACKROCK FUNDS	MARCH 31, 2016

BlackRock International Opportunities Portfolio

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]

Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities issued by foreign companies of any market capitalization. The Fund may invest up to 40% of its net assets in stocks of issuers in emerging market countries.

[3]	A free float-adjusted market capitalization weighted index designed to measure the combined equity market performance of developed and emerging market countries, excluding the United States.

Performance Summary for the Period Ended March 31, 2016

		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	0.72%	(8.30)%	N/A	0.88%	N/A	2.59%	N/A
Service	0.54	(8.60)	N/A	0.49	N/A	2.23	N/A
Investor A	0.55	(8.60)	(13.40)%	0.58	(0.50)%	2.28	1.73%
Investor B	0.11	(9.37)	(13.44)	(0.25)	(0.59)	1.63	1.63
Investor C	0.19	(9.29)	(10.19)	(0.18)	(0.18)	1.51	1.51
MSCI ACWI ex-U.S	2.86	(9.19)	N/A	0.31	N/A	1.94	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example
	Actual			Hypothetical[6]
	Beginning Account Value October 1, 2015	Ending Account Value March 31, 2016	Expenses Paid During the Period[5]	Beginning Account Value October 1, 2015	Ending Account Value March 31, 2016	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$1,007.20	$ 5.32	$1,000.00	$1,019.70	$ 5.35	1.06%
Service	$1,000.00	$1,005.40	$ 6.97	$1,000.00	$1,018.05	$ 7.01	1.39%
Investor A	$1,000.00	$1,005.50	$ 6.97	$1,000.00	$1,018.05	$ 7.01	1.39%
Investor B	$1,000.00	$1,001.10	$11.31	$1,000.00	$1,013.70	$11.38	2.26%
Investor C	$1,000.00	$1,001.90	$10.66	$1,000.00	$1,014.35	$10.73	2.13%

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/ 366 (to reflect the one-half year period shown).

[6]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 15 for further information on how expenses were calculated.

BLACKROCK FUNDS	MARCH 31, 2016	9

Fund Summary as of March 31, 2016	BlackRock Science & Technology Opportunities Portfolio

Investment Objective

BlackRock Science & Technology Opportunities Portfolio’s (the “Fund”) investment objective is to provide long-term capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended March 31, 2016, the Fund underperformed its benchmark, the MSCI World Information Technology Index.

What factors influenced performance?

•

Stock selection within information technology, specifically the software & services industry group, was the largest detractor for the period. In particular, shares of Tableau Software, Inc. traded down after announcing weak financial results, and the position was exited during the period. The next largest negative contributor during the reporting period was stock selection within the retailing industry group, driven by holdings in the internet retail sub-industry. However, exposure to internet retailers was increased during the period on weakness, given the view that the underlying business conditions for these companies remain stable.

•

Stock selection within the semiconductors & semiconductor equipment industry group led relative gains for the period. In particular, the Fund’s positioning in the semiconductors sub-industry outperformed as Taiwan Semiconductor Manufacturing Company, Limited rallied on a bid-for-safety trade that sent money to more stable semiconductor names. The next most significant contributor was stock selection within the media industry group, driven by the Fund’s position in the movies & entertainment sub-industry. Specifically, shares of Eros International PLC traded significantly higher after previously selling off on concerns regarding potential accounting fraud, which have since abated.

Describe recent portfolio activity.

•

During the six-month period, the Fund rotated from higher-momentum names in the software & services industry-group and shifted into more stable positions within the semiconductors & semiconductor equipment and technology hardware & equipment industry group. From a regional perspective, these shifts resulted in increased exposure to emerging markets.

Describe portfolio positioning at period end.

•

The Fund’s positioning at the end of the period reflected a focus on software & services companies, particularly idiosyncratic opportunities within the systems and application software and gaming industries. The Fund also had a significant position in steadier, stable cash flow businesses within the semiconductor & semiconductor equipment and technology hardware & equipment industries. Regionally, the portfolio was underweight in North America and the Pacific Basin relative to the benchmark, and overweight to names in Europe and the emerging markets.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Net Assets
Alphabet, Inc., Class A	7%
Apple Inc.	7
Microsoft Corp.	6
Facebook, Inc., Class A	4
Amazon.com, Inc.	4
BlackRock Liquidity Series, LLC, Money Market Series	3
Tencent Holdings Ltd.	3
Visa, Inc., Class A	3
Oracle Corp.	3
Uber Technologies, Inc., Series D	2

Industry Allocation	Percent of Net Assets
Internet Software & Services	22%
Software	21
Semiconductors & Semiconductor Equipment	14
IT Services	14
Technology Hardware, Storage & Peripherals	8
Internet & Catalog Retail	7
Media	5
Electronic Equipment, Instruments & Components	3
Professional Services	2
Short-Term Investments	4
Other[1]	3
Liabilities in Excess of Other Assets	(3)

[1]	Includes holdings within industries that are 1% or less of net assets. Please refer to the Schedule of Investments for such industries.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

10	BLACKROCK FUNDS	MARCH 31, 2016

BlackRock Science & Technology Opportunities Portfolio

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]

Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities issued by U.S. and non-U.S. science and technology companies in all market capitalization ranges, selected for their rapid and sustainable growth potential from the development, advancement and use of science and/or use of technology. The Fund may invest up to 25% of its net assets in emerging market countries.

[3]	An index that measures the performance of the technology sector in developed equity markets.

Performance Summary for the Period Ended March 31, 2016

		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	5.19%	1.80%	N/A	9.00%	N/A	8.08%	N/A
Service	5.08	1.62	N/A	8.80	N/A	7.78	N/A
Investor A	5.04	1.51	(3.82)%	8.66	7.49%	7.69	7.11%
Investor C	4.64	0.75	(0.25)	7.72	7.72	6.76	6.76
Class R	4.89	1.30	N/A	8.37	N/A	7.36	N/A
MSCI World Information Technology Index	9.89	3.84	N/A	11.27	N/A	7.06	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[6]
	Beginning Account Value October 1, 2015	Ending Account Value March 31, 2016	Expenses Paid During the Period[5]	Beginning Account Value October 1, 2015	Ending Account Value March 31, 2016	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$1,051.90	$ 6.31	$1,000.00	$1,018.85	$ 6.21	1.23%
Service	$1,000.00	$1,050.80	$ 7.59	$1,000.00	$1,017.60	$ 7.47	1.48%
Investor A	$1,000.00	$1,050.40	$ 7.89	$1,000.00	$1,017.30	$ 7.77	1.54%
Investor C	$1,000.00	$1,046.40	$11.87	$1,000.00	$1,013.40	$11.68	2.32%
Class R	$1,000.00	$1,048.90	$ 9.42	$1,000.00	$1,015.80	$ 9.27	1.84%

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/ 366 (to reflect the one-half year period shown).

[6]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 15 for further information on how expenses were calculated.

BLACKROCK FUNDS	MARCH 31, 2016	11

Fund Summary as of March 31, 2016	BlackRock U.S. Opportunities Portfolio

Investment Objective

BlackRock U.S. Opportunities Portfolio’s (the “Fund”) investment objective is to provide long-term capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended March 31, 2016, the Fund underperformed the benchmark, the Russell Midcap® Index.

What factors influenced performance?

•

Stock selection within and an overweight allocation to the internet software & services sub-industry group of the information technology (“IT”) sector was a leading detractor from performance for the period. In addition, stock selection within the apparel accessories & luxury goods sub-industry group of the consumer discretionary sector was a significant negative contributor. Within the technology sector, the Fund’s high-growth technology names, such as Hortonworks, Inc. and New Relic, Inc., sold off at the beginning of the year on global growth fears. The Fund’s apparel holdings in the consumer sector, Sequential Brands Group, Inc. and Iconix Brand Group, Inc., were negatively impacted by increased borrowing costs as credit spreads widened.

•	Stock selection within the biotechnology sub-industry of the healthcare sector and within the specialty chemicals sub-industry group of the materials sector contributed positively to performance over the period. Within health care, our position in Baxalta, Inc. benefited from both a takeover offer by Shire PLC and a release of positive clinical data. In the materials sector, our position in Valspar Corp. was boosted by a takeover offer from rival Sherwin Williams Co.

Describe recent portfolio activity.

•	During the six-month period, the Fund increased its exposures to consumer staples, energy, and utilities, while reducing exposures to the health care and financials sectors.

Describe portfolio positioning at period end.

•	Relative to the Russell Midcap® Index, the Fund ended the period overweight in the IT and consumer staples sectors, while maintaining underweight allocations to financials, industrials and materials.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Net Assets
BlackRock Liquidity Funds, TempFund	6%
Hartford Financial Services Group, Inc.	2
Xcel Energy, Inc.	2
Euronet Worldwide, Inc.	2
Broadcom Ltd.	2
Jarden Corp.	1
FirstEnergy Corp.	1
Concho Resources, Inc.	1
Public Service Enterprise Group, Inc.	1
Ventas, Inc.	1

Sector Allocation	Percent of Net Assets
Financials	19%
Information Technology	17
Consumer Discretionary	16
Industrials	10
Health Care	9
Consumer Staples	7
Utilities	6
Energy	5
Materials	4
Telecommunication Services	1
Short-Term Securities	6

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

12	BLACKROCK FUNDS	MARCH 31, 2016

BlackRock U.S. Opportunities Portfolio

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]

Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities issued by U.S. emerging capitalization companies with relatively attractive earnings growth potential and valuation.

[3]

A market index that measures the performance of the mid-cap segment of the U.S. equities universe. It is a subset of the Russell 1000® Index including approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® Index represents approximately 31% of the total market capitalization of the Russell 1000® companies.

Performance Summary for the Period Ended March 31, 2016

		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	(0.61)%	(9.42)%	N/A	7.33%	N/A	7.72%	N/A
Service	(0.82)	(9.79)	N/A	6.87	N/A	7.26	N/A
Investor A	(0.81)	(9.77)	(14.51)%	6.86	5.71%	7.23	6.65%
Investor B	(1.20)	(10.49)	(14.12)	6.02	5.81	6.58	6.58
Investor C	(1.16)	(10.46)	(11.26)	6.06	6.06	6.44	6.44
Russell Midcap® Index	5.94	(4.04)	N/A	10.30	N/A	7.45	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[6]
	Beginning Account Value October 1, 2015	Ending Account Value March 31, 2016	Expenses Paid During the Period[5]	Beginning Account Value October 1, 2015	Ending Account Value March 31, 2016	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$993.90	$ 4.54	$1,000.00	$1,020.45	$ 4.60	0.91%
Service	$1,000.00	$991.80	$ 6.52	$1,000.00	$1,018.45	$ 6.61	1.31%
Investor A	$1,000.00	$991.90	$ 6.52	$1,000.00	$1,018.45	$ 6.61	1.31%
Investor B	$1,000.00	$988.00	$10.19	$1,000.00	$1,014.75	$10.33	2.05%
Investor C	$1,000.00	$988.40	$10.19	$1,000.00	$1,014.75	$10.33	2.05%

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/ 366 (to reflect the one-half year period shown).

[6]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 15 for further information on how expenses were calculated.

BLACKROCK FUNDS	MARCH 31, 2016	13

About Fund Performance

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

•

Service Shares (for all Funds except BlackRock Global Opportunities Portfolio) are not subject to any sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee) and are only available to certain eligible investors.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

•

Investor B Shares (for all Funds except BlackRock Global Opportunities Portfolio and BlackRock Science & Technology Opportunities Portfolio) are subject to a maximum CDSC of 4.50%, declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. These shares are only available through exchanges and distribution reinvestments by current holders and for purchase by certain employer-sponsored retirement plans.

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries.

•

Class R Shares (for all Funds except BlackRock International Opportunities Portfolio and BlackRock U.S. Opportunities Portfolio) are not subject to any sales charge. These shares are subject to a distribution fee of

0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans. Prior to September 9, 2008, the performance results of Class R Shares of BlackRock Science & Technology Opportunities Portfolio are those of Institutional Shares (which have no distribution or service fees) restated to reflect Class R Share fees. Prior to September 12, 2011, the performance results of Class R Shares of BlackRock Global Opportunities Portfolio and BlackRock Health Sciences Opportunities are those of the applicable Fund’s Institutional Shares (which have no distribution or service fees) restated to reflect Class R Share fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor, has contractually agreed to waive and/or reimburse a portion of the Funds’ expenses. Without such waiver and/or reimbursement, the Funds’ performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

14	BLACKROCK FUNDS	MARCH 31, 2016

Disclosure of Expenses

Shareholders of the Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on October 1, 2015 and held through March 31, 2016) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the headings entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market and/or other asset without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2016	15

Schedule of Investments March 31, 2016 (Unaudited)	BlackRock Global Opportunities Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Australia — 0.1%
Ensogo Ltd. (a)	122,284	$159,076
Belgium — 2.7%
Anheuser-Busch InBev SA	48,478	6,022,765
Delhaize Group	9,724	1,013,445

		7,036,210
Canada — 2.1%
Encana Corp.	232,203	1,416,014
Fairfax Financial Holdings Ltd.	4,560	2,552,792
Royal Bank of Canada	27,410	1,579,280

		5,548,086
China — 1.1%
Alibaba Group Holding Ltd. — ADR (a)	35,444	2,801,139
France — 2.1%
Amundi SA (a)	19,581	930,649
Unibail-Rodamco SE	10,469	2,871,185
Vivendi SA	80,406	1,685,068

		5,486,902
Germany — 0.2%
Scout24 AG (a)	14,020	485,199
Hong Kong — 0.7%
AIA Group Ltd.	312,900	1,778,531
India — 1.5%
Bharti Infratel Ltd.	280,595	1,618,348
HDFC Bank Ltd.	123,588	2,345,322

		3,963,670
Indonesia — 0.4%
Matahari Department Store Tbk PT	835,060	1,155,527
Ireland — 1.3%
Green REIT PLC	1,282,733	2,056,121
Shire PLC — ADR	7,015	1,205,879

		3,262,000
Italy — 2.2%
Atlantia SpA	59,700	1,654,121
Eni SpA	112,400	1,697,547
Snam SpA	363,200	2,272,918

		5,624,586
Japan — 3.9%
Alps Electric Co. Ltd.	61,000	1,064,397
FANUC Corp.	9,100	1,409,304
Nintendo Co. Ltd.	12,200	1,734,209
Panasonic Corp.	119,200	1,079,567
SoftBank Group Corp.	39,400	1,884,504
Sony Corp.	56,800	1,460,393

Common Stocks	Shares	Value
Japan (continued)
Sumitomo Mitsui Financial Group, Inc.	52,400	$1,590,742

		10,223,116
Mexico — 0.7%
Fomento Economico Mexicano SAB de CV — ADR	19,462	1,874,385
Netherlands — 2.4%
ASML Holding NV	13,149	1,323,245
InterXion Holding NV (a)	37,419	1,293,949
Koninklijke Philips NV	77,861	2,217,745
Royal Dutch Shell PLC, Class B	54,746	1,332,227

		6,167,166
New Zealand — 0.4%
Xero Ltd. (a)	96,400	1,027,278
Nigeria — 0.2%
Lekoil Ltd. (a)	2,787,800	600,595
Norway — 0.7%
Statoil ASA	114,635	1,790,411
Peru — 0.5%
Credicorp Ltd.	9,845	1,289,793
Portugal — 0.8%
Galp Energia SGPS SA	166,200	2,086,957
South Africa — 0.9%
Naspers Ltd., N Shares	17,479	2,436,568
South Korea — 0.5%
LG Chem Ltd.	4,300	1,234,062
Spain — 1.3%
Cellnex Telecom SAU	217,136	3,461,826
Sweden — 0.7%
Nordea Bank AB	176,899	1,696,798
Switzerland — 3.0%
Adecco SA, Registered Shares	23,577	1,533,711
Nestle SA, Registered Shares	37,577	2,804,025
Roche Holding AG	7,939	1,949,344
UBS Group AG, Registered Shares	96,458	1,551,627

		7,838,707
Taiwan — 1.6%
Catcher Technology Co. Ltd.	86,000	704,835
Largan Precision Co. Ltd.	19,306	1,496,391
Taiwan Semiconductor Manufacturing Co. Ltd.	367,000	1,830,535

		4,031,761
United Kingdom — 13.5%
AstraZeneca PLC	43,675	2,438,447

Portfolio Abbreviations

ADR	American Depositary Receipts	EUR	Euro	REIT	Real Estate Investment Trust
AUD	Australian Dollar	GBP	British Pound	SEK	Swedish Krona
CAD	Canadian Dollar	HKD	Hong Kong Dollar	SGD	Singapore Dollar
CHF	Swiss Franc	JPY	Japanese Yen	USD	U.S. Dollar
CVR	Contingent Value Rights	NOK	Norwegian Krone	ZAR	South African Rand
DKK	Danish Krone	NZD	New Zealand Dollar
ETF	Exchange-Traded Fund	OTC	Over-the-counter

See Notes to Financial Statements.

16	BLACKROCK FUNDS	MARCH 31, 2016

Schedule of Investments (continued)	BlackRock Global Opportunities Portfolio

Common Stocks	Shares	Value
United Kingdom (continued)
BAE Systems PLC	313,783	$2,288,815
Delphi Automotive PLC	24,588	1,844,592
Diageo PLC	100,109	2,699,336
GlaxoSmithKline PLC	82,348	1,666,986
Imperial Brands PLC	38,190	2,114,469
Kennedy Wilson Europe Real Estate PLC	76,434	1,282,665
Lloyds Banking Group PLC	2,454,698	2,390,864
Metro Bank PLC (a)	82,275	2,221,541
Nomad Foods Ltd. (a)	231,690	2,087,527
Prudential PLC	70,872	1,318,815
Reckitt Benckiser Group PLC	17,041	1,643,712
SABMiller PLC	40,889	2,497,404
Unilever PLC	85,544	3,857,401
Vodafone Group PLC — ADR	76,802	2,461,504
Worldpay Group PLC (a)	578,375	2,278,651

		35,092,729
United States — 45.7%
Acuity Brands, Inc.	5,778	1,260,413
Adobe Systems, Inc. (a)	22,031	2,066,508
Allergan PLC (a)	4,500	1,206,135
Alphabet, Inc., Class A (a)	2,015	1,537,243
Alphabet, Inc., Class C (a)	7,437	5,540,193
Altria Group, Inc.	43,916	2,751,777
Amazon.com, Inc. (a)	3,879	2,302,730
American Airlines Group, Inc.	41,756	1,712,414
Amgen, Inc.	8,435	1,264,660
Apple Inc.	38,784	4,227,068
Aramark	67,373	2,231,394
Assured Guaranty Ltd.	45,114	1,141,384
AT&T Inc.	55,300	2,166,101
BankUnited, Inc.	58,901	2,028,550
Best Buy Co., Inc.	42,399	1,375,424
Boston Scientific Corp. (a)	154,011	2,896,947
Celgene Corp. (a)	20,588	2,060,653
Cigna Corp.	9,800	1,344,952
Citigroup, Inc.	69,839	2,915,778
Comcast Corp., Class A	46,369	2,832,219
Concho Resources, Inc. (a)	20,348	2,055,962
Crown Holdings, Inc. (a)	27,284	1,353,014
Discover Financial Services	26,024	1,325,142
Eastman Chemical Co.	25,495	1,841,504
Enterprise Products Partners LP	62,000	1,526,440
EOG Resources, Inc.	28,612	2,076,659
Facebook, Inc., Class A (a)	29,549	3,371,541
FirstEnergy Corp.	83,679	3,009,934
Hain Celestial Group, Inc. (a)	29,085	1,189,867
Hartford Financial Services Group, Inc.	62,679	2,888,248
Hortonworks, Inc. (a)	123,034	1,390,284
Humana, Inc.	8,707	1,592,946
Kennedy-Wilson Holdings, Inc.	85,832	1,879,721
Lam Research Corp.	18,246	1,507,120
Lowe’s Cos., Inc.	29,669	2,247,427
Macquarie Infrastructure Corp.	20,984	1,415,161
MasterCard, Inc., Class A	35,746	3,377,997
McDonald’s Corp.	39,823	5,004,955
Medtronic PLC	38,615	2,896,125
Merck & Co., Inc.	29,480	1,559,787
Micron Technology, Inc. (a)	66,471	695,951
Mondelez International, Inc., Class A	57,336	2,300,320
Monsanto Co.	14,455	1,268,282
Pioneer Natural Resources Co.	11,277	1,587,125
Platform Specialty Products Corp. (a)	125,374	1,078,216
PPL Corp.	54,796	2,086,084
Priceline Group, Inc. (a)	1,200	1,546,752
Public Service Enterprise Group, Inc.	63,339	2,985,800

Common Stocks	Shares	Value
United States (continued)
Roper Technologies, Inc.	8,367	$1,529,237
Samsonite International SA	429,000	1,437,862
Sherwin-Williams Co.	6,046	1,721,115
St. Jude Medical, Inc.	3,964	218,020
Starbucks Corp.	24,439	1,459,008
Strategic Growth Bancorp (Acquired 3/10/14, cost $1,691,208) (a)(b)	135,840	1,183,166
Union Pacific Corp.	20,064	1,596,091
UnitedHealth Group, Inc.	16,124	2,078,384
Walt Disney Co.	19,684	1,954,818
WestRock Co.	42,400	1,654,872
Whirlpool Corp.	6,900	1,244,346
WisdomTree Investments, Inc. (c)	64,729	739,852

		118,737,678
Total Common Stocks — 91.2%		236,890,756

Preferred Stocks
India — 1.0%
Jasper Infotech Private Ltd., Series F (Acquired 5/07/14, cost $576,742, 0.00%) (a)(b)	81	2,008,937
Jasper Infotech Private Ltd., Series G (Acquired 10/29/14, cost $227,633, 0.00%) (a)(b)	27	669,646

		2,678,583
United States — 2.1%
Palantir Technologies, Inc., Series I (Acquired 2/07/14, cost $942,242, 0.00%) (a)(b)	153,710	1,638,549
Uber Technologies, Inc., Series D (Acquired 6/06/14, cost $1,176,386, 0.00%) (a)(b)	75,832	3,698,493

		5,337,042
Total Preferred Stocks — 3.1%		8,015,625
Total Long-Term Investments (Cost — $222,318,082) — 94.3%		244,906,381

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.37% (d)(e)	217,781	217,781
	Beneficial Interest (000)
BlackRock Liquidity Series, LLC, Money Market Series, 0.55% (d)(e)(f)	$ 2	2,327
Total Short-Term Securities (Cost — $220,108) — 0.1%		220,108
Total Investments (Cost $222,538,190) — 94.4%		245,126,489
Other Assets Less Liabilities — 5.6%		14,601,520

Net Assets — 100.0%		$259,728,009

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2016	17

Schedule of Investments (continued)	BlackRock Global Opportunities Portfolio

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Restricted security as to resale, excluding 144A securities. As of period end, the Fund held restricted securities with a current value of $9,198,791 and an original cost of $4,614,210, which was 3.54% of its net assets.

(c)	Security, or a portion of security, is on loan.

(d)	Current yield as of period end.

(e)	During the six months ended March 31, 2016, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at September 30, 2015	Net Activity	Shares/ Beneficial Interest Held at March 31, 2016	Income		Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	3,352,047	(3,134,266)	217,781	$7,728		$247
BlackRock Liquidity Series, LLC, Money Market Series	—	$2,327	$ 2,327	65	[1]	—
Total				$7,793		$247

[1]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(f)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

Derivative Financial Instruments Outstanding as of Period End

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	283,154	USD	198,018	Morgan Stanley & Co. International PLC	4/13/16	$ 18,904
AUD	2,739,853	USD	1,915,922	Royal Bank of Scotland PLC	4/13/16	183,056
CAD	5,284,000	USD	3,756,770	State Street Bank and Trust Co.	4/13/16	311,831
CHF	189,685	USD	189,998	Morgan Stanley & Co. International PLC	4/13/16	7,386
CHF	3,070,562	USD	3,075,333	Morgan Stanley & Co. International PLC	4/13/16	119,877
CHF	98,495	USD	98,747	State Street Bank and Trust Co.	4/13/16	3,747
DKK	1,905,535	USD	277,955	State Street Bank and Trust Co.	4/13/16	13,138
DKK	11,312,353	USD	1,650,040	State Street Bank and Trust Co.	4/13/16	78,056
EUR	83,731	USD	95,483	Citibank N.A.	4/13/16	(169)
EUR	73,585	USD	80,275	Morgan Stanley & Co. International PLC	4/13/16	3,489
EUR	175,343	USD	198,884	Morgan Stanley & Co. International PLC	4/13/16	716
EUR	971,522	USD	1,063,903	Morgan Stanley & Co. International PLC	4/13/16	42,019
EUR	975,090	USD	1,087,669	Morgan Stanley & Co. International PLC	4/13/16	22,315
EUR	327,109	USD	356,846	Royal Bank of Scotland PLC	4/13/16	15,515
EUR	2,281,591	USD	2,482,109	Royal Bank of Scotland PLC	4/13/16	115,118
EUR	162,851	USD	176,944	State Street Bank and Trust Co.	4/13/16	8,436
EUR	223,861	USD	243,236	State Street Bank and Trust Co.	4/13/16	11,594
EUR	913,663	USD	1,036,307	State Street Bank and Trust Co.	4/13/16	3,752
GBP	203,000	USD	290,885	Morgan Stanley & Co. International PLC	4/13/16	684
GBP	605,000	USD	856,064	Morgan Stanley & Co. International PLC	4/13/16	12,899
GBP	620,000	USD	895,071	Morgan Stanley & Co. International PLC	4/13/16	(4,564)
JPY	752,262,656	USD	6,528,528	BNP Paribas S.A.	4/13/16	158,239
JPY	52,680,655	USD	467,849	Morgan Stanley & Co. International PLC	4/13/16	423
JPY	128,135,000	USD	1,090,598	Morgan Stanley & Co. International PLC	4/13/16	48,378
JPY	14,076,000	USD	119,650	Royal Bank of Scotland PLC	4/13/16	5,470
JPY	48,618,732	USD	431,530	Royal Bank of Scotland PLC	4/13/16	636
JPY	82,224,259	USD	723,925	Royal Bank of Scotland PLC	4/13/16	6,956

See Notes to Financial Statements.

18	BLACKROCK FUNDS	MARCH 31, 2016

Schedule of Investments (continued)	BlackRock Global Opportunities Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
JPY	143,893,000	USD	1,196,034	Royal Bank of Scotland PLC	4/13/16	$ 83,012
JPY	212,260,165	USD	1,801,552	Royal Bank of Scotland PLC	4/13/16	85,202
SEK	432,864	USD	50,910	Morgan Stanley & Co. International PLC	4/13/16	2,434
SEK	5,027,756	USD	591,217	Morgan Stanley & Co. International PLC	4/13/16	28,382
SEK	787,067	USD	96,686	State Street Bank and Trust Co.	4/13/16	309
SGD	1,795,603	USD	1,248,529	Royal Bank of Scotland PLC	4/13/16	83,595
USD	2,061,160	AUD	3,023,007	Morgan Stanley & Co. International PLC	4/13/16	(254,740)
USD	3,638,119	CAD	5,284,000	Commonwealth Bank of Australia	4/13/16	(430,482)
USD	754,201	CHF	761,481	Morgan Stanley & Co. International PLC	4/13/16	(38,193)
USD	2,110,046	CHF	2,113,669	Morgan Stanley & Co. International PLC	4/13/16	(89,427)
USD	954,465	DKK	6,530,000	UBS AG	4/13/16	(43,070)
USD	94,113	EUR	84,233	Morgan Stanley & Co. International PLC	4/13/16	(1,773)
USD	237,995	EUR	218,817	Morgan Stanley & Co. International PLC	4/13/16	(11,092)
USD	309,444	EUR	273,009	Morgan Stanley & Co. International PLC	4/13/16	(1,333)
USD	548,512	EUR	495,594	Morgan Stanley & Co. International PLC	4/13/16	(15,643)
USD	1,320,220	EUR	1,194,526	Morgan Stanley & Co. International PLC	4/13/16	(39,557)
USD	758,130	EUR	678,861	Royal Bank of Scotland PLC	4/13/16	(14,645)
USD	2,289,163	EUR	2,104,625	Royal Bank of Scotland PLC	4/13/16	(106,616)
USD	257,315	EUR	234,564	State Street Bank and Trust Co.	4/13/16	(9,699)
USD	706,434	EUR	647,803	State Street Bank and Trust Co.	4/13/16	(30,986)
USD	988,743	EUR	904,005	State Street Bank and Trust Co.	4/13/16	(40,322)
USD	1,014,634	EUR	897,000	State Street Bank and Trust Co.	4/13/16	(6,457)
USD	1,219,982	EUR	1,112,000	State Street Bank and Trust Co.	4/13/16	(45,852)
USD	882,688	GBP	604,672	Citibank N.A.	4/13/16	14,196
USD	16,161,908	GBP	11,069,047	Citibank N.A.	4/13/16	263,405
USD	944,115	GBP	666,000	Morgan Stanley & Co. International PLC	4/13/16	(12,463)
USD	2,109,352	GBP	1,461,000	Morgan Stanley & Co. International PLC	4/13/16	10,913
USD	1,871,201	GBP	1,313,000	Royal Bank of Scotland PLC	4/13/16	(14,665)
USD	1,525,389	JPY	171,800,000	Citibank N.A.	4/13/16	(1,719)
USD	1,574,499	JPY	175,248,270	Citibank N.A.	4/13/16	16,740
USD	233,885	JPY	26,541,422	Royal Bank of Scotland PLC	4/13/16	(2,038)
USD	1,190,910	NOK	10,617,658	Morgan Stanley & Co. International PLC	4/13/16	(92,165)
USD	145,837	NZD	221,155	Morgan Stanley & Co. International PLC	4/13/16	(6,919)
USD	1,002,159	NZD	1,519,482	State Street Bank and Trust Co.	4/13/16	(47,383)
Total						$ 418,850

Derivative Financial Instruments Categorized by Risk Exposure

      As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	$1,780,822	—	—	$1,780,822

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	$1,361,972	—	—	$1,361,972

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2016	19

Schedule of Investments (continued)	BlackRock Global Opportunities Portfolio

For the six months ended March 31, 2016, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Forward foreign currency exchange contracts	—	—	—	$387,935	—	—	$387,935

Net Change in Unrealized Appreciation (Depreciation) on:
Forward foreign currency exchange contracts	—	—	—	$379,963	—	—	$379,963

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$37,734,693
Average amounts sold — in USD	$30,954,779

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Forward foreign currency exchange contracts	$1,780,822	$1,361,972

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$1,780,822	$1,361,972

Total derivative assets and liabilities subject to an MNA	$1,780,822	$1,361,972

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under a Master Netting Agreement (“MNA”) and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
BNP Paribas S.A.	$ 158,239	—	—	—	$ 158,239
Citibank N.A.	294,341	$ (1,888)	—	—	292,453
Morgan Stanley & Co. International PLC	318,819	(318,819)	—	—	—
Royal Bank of Scotland PLC	578,560	(137,964)	—	—	440,596
State Street Bank and Trust Co.	430,863	(180,699)	—	—	250,164

Total	$1,780,822	$(639,370)	—	—	$1,141,452

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[3]
Citibank N.A.	$ 1,888	$ (1,888)	—	—	—
Commonwealth Bank of Australia	430,482	—	—	—	$430,482
Morgan Stanley & Co. International PLC	567,869	(318,819)	—	—	249,050
Royal Bank of Scotland PLC	137,964	(137,964)	—	—	—
State Street Bank and Trust Co.	180,699	(180,699)	—	—	—
UBS AG	43,070	—	—	—	43,070

Total	$1,361,972	$(639,370)	—	—	$722,602

[1]	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.

[2]	Net amount represents the net amount receivable from the counterparty in the event of default.

[3]

Net amount represents the net amount payable due to the counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

See Notes to Financial Statements.

20	BLACKROCK FUNDS	MARCH 31, 2016

Schedule of Investments (continued)	BlackRock Global Opportunities Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Australia	—	$159,076	—	$159,076
Belgium	—	7,036,210	—	7,036,210
Canada	$5,548,086	—	—	5,548,086
China	2,801,139	—	—	2,801,139
France	—	5,486,902	—	5,486,902
Germany	—	485,199	—	485,199
Hong Kong	—	1,778,531	—	1,778,531
India	—	3,963,670	—	3,963,670
Indonesia	—	1,155,527	—	1,155,527
Ireland	1,205,879	2,056,121	—	3,262,000
Italy	—	5,624,586	—	5,624,586
Japan	—	10,223,116	—	10,223,116
Mexico	1,874,385	—	—	1,874,385
Netherlands	1,293,949	4,873,217	—	6,167,166
New Zealand	—	1,027,278	—	1,027,278
Nigeria	600,595	—	—	600,595
Norway	—	1,790,411	—	1,790,411
Peru	1,289,793	—	—	1,289,793
Portugal	—	2,086,957	—	2,086,957
South Africa	—	2,436,568	—	2,436,568
South Korea	—	1,234,062	—	1,234,062
Spain	—	3,461,826	—	3,461,826
Sweden	—	1,696,798	—	1,696,798
Switzerland	—	7,838,707	—	7,838,707
Taiwan	—	4,031,761	—	4,031,761
United Kingdom	8,615,164	26,477,565	—	35,092,729
United States	116,116,650	1,437,862	$1,183,166	118,737,678
Preferred Stocks:
India	—	—	2,678,583	2,678,583
United States	—	—	5,337,042	5,337,042
Short-Term Securities	217,781	2,327	—	220,108

Total	$139,563,421	$96,364,277	$9,198,791	$245,126,489

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Forward foreign currency exchange contracts	—	$1,780,822	—	$1,780,822
Liabilities:
Forward foreign currency exchange contracts	—	(1,361,972)	—	(1,361,972)

Total	—	$418,850	—	$418,850

[1] Derivative financial instruments are forward foreign currency exchange contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency at value	$75,972	—	—	$75,972
Liabilities:
Collateral on securities loaned at value	—	$(2,327)	—	(2,327)

Total	$75,972	$(2,327)	—	$73,645

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2016	21

Schedule of Investments (concluded)	BlackRock Global Opportunities Portfolio

Transfers between Level 1 and Level 2 were as follows:

	Transfers Into Level 1	Transfers Out of Level 1[1]	Transfers Into Level 2[1]	Transfers Out of Level 2
Assets:
Long-Term Investments:
United Kingdom	—	$(1,447,062)	$1,447,062	—
[1] External pricing service used to reflect any significant market movements between the time the Fund valued such foreign securities and the earlier closing of foreign markets.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Preferred Stocks	Total
Assets:
Opening Balance, as of September 30, 2015	$ 3,053,077	$6,521,833	$ 9,574,910
Transfers into Level 3	—	—	—
Transfers out of Level 3[1]	(1,759,880)	—	(1,759,880)
Accrued discounts/premiums	—	—	—
Net realized gain (loss)	—	—	—
Net change in unrealized appreciation (depreciation)[2,3]	(110,031)	1,493,792	1,383,761
Purchases	—	—	—
Sales	—	—	—

Closing Balance, as of March 31, 2016	$ 1,183,166	$8,015,625	$ 9,198,791

Net change in unrealized appreciation (depreciation) on investments still held at March 31, 2016[3]	$ (110,031)	$1,493,792	$ 1,383,761

[1]

As of September 30, 2015, the Fund used significant unobservable inputs in determining the value of certain investments. As of March 31, 2016 the Fund used unadjusted price quotations in active markets in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 3 to Level 1 in the disclosure hierarchy.

[2]	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.

[3]

Any difference between Net change in unrealized appreciation (depreciation) and Net change in unrealized appreciation (depreciation) on investments still held at March 31, 2016, is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation techniques used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Fund’s Level 3 investments as of period end.

	Value	Valuation Techniques	Unobservable Inputs	Range of Unobservable Inputs Utilized	Weighted Average of Unobservable Inputs
Assets:
Common Stocks	$1,183,166	Market Comparables	Tangible Book Value Multiple[1]	1.50x
Preferred Stocks	8,015,625	Market Comparables	Revenue Multiple[1]	12.00x - 32.79x	26.41x
			Revenue Growth Rate[1]	110.00%
			Revenue Growth Rate[1]	373.00%
		Probability-Weighted Expected Return Model	Discount Rate[2]	25.00%
			IPO Exit Probability[1]	70.00%
			Merger & Acquisition Probability[1]	25.00%
			Revenue Growth Rate[1]	86.00%
			Revenue Multiple[1]	1.85x - 3.20x
			Time to Exit[2]	1-3 years
Total	$9,198,791

[1]	Increase in unobservable input may result in a significant increase to value, while a decrease in the unobservable input may result in a significant decrease to value.

[2]	Decrease in unobservable input may result in a significant increase to value, while an increase in the unobservable input may result in a significant decrease to value.

See Notes to Financial Statements.

22	BLACKROCK FUNDS	MARCH 31, 2016

Schedule of Investments March 31, 2016 (Unaudited)	BlackRock Health Sciences Opportunities Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Biotechnology — 22.5%
AbbVie, Inc.	623,606	$35,620,375
Acceleron Pharma, Inc. (a)	597,800	15,775,942
Acerta Pharma BV, Series B (Acquired 5/6/15, cost $17,141,679) (a)(b)	297,971,595	24,761,440
Actelion Ltd., Registered Shares	133,800	19,968,284
Alder Biopharmaceuticals, Inc. (a)	204,100	4,998,409
Alexion Pharmaceuticals, Inc. (a)	367,117	51,110,029
Alkermes PLC (a)	347,200	11,870,768
Alnylam Pharmaceuticals, Inc. (a)	198,752	12,475,663
Amgen, Inc.	1,178,946	176,759,374
Anacor Pharmaceuticals, Inc. (a)	698,800	37,350,860
Aquinox Pharmaceuticals, Inc. (a)	321,900	2,839,158
Avexis, Inc. (a)	183,626	5,001,972
Axovant Sciences Ltd. (a)	246,300	2,827,524
Baxalta, Inc.	1,387,300	56,046,920
Biogen, Inc. (a)	350,462	91,232,268
BioMarin Pharmaceutical, Inc. (a)	272,200	22,451,056
Celgene Corp. (a)	2,221,238	222,323,711
Corvus Pharmaceuticals, Inc. (a)	79,275	1,149,488
Corvus Pharmaceuticals, Inc. (Acquired 9/11/15, cost $5,604,000) (a)(b)	400,000	5,510,000
CytomX Therapeutics, Inc. (Acquired 10/9/15, cost $4,655,674) (a)(b)	498,194	6,105,367
Genomic Health, Inc. (a)	409,800	10,150,746
Gilead Sciences, Inc.	986,556	90,625,034
Incyte Corp. (a)	283,300	20,530,751
Infinity Pharmaceuticals, Inc. (a)	339,500	1,789,165
Inotek Pharmaceuticals Corp. (a)	625,434	4,628,212
Ionis Pharmaceuticals, Inc. (a)	938,767	38,020,063
Medivation, Inc. (a)	1,039,100	47,777,818
Neurocrine Biosciences, Inc. (a)	849,038	33,579,453
Otonomy, Inc. (a)	171,200	2,554,304
Prothena Corp. PLC (a)	89,864	3,698,802
PTC Therapeutics, Inc. (a)	615,400	3,963,176
Regeneron Pharmaceuticals, Inc. (a)	107,522	38,755,230
REGENXBIO Inc. (a)	633,013	6,836,540
Sage Therapeutics, Inc. (a)	107,687	3,452,445
Seattle Genetics, Inc. (a)(c)	302,018	10,597,812
Seres Therapeutics, Inc. (a)(c)	602,270	15,996,291
Syndax Pharmaceuticals, Inc. (a)	288,213	3,838,997
Syndax Pharmaceuticals, Inc. (Acquired 8/19/15, cost $9,349,076) (a)(b)	668,208	8,455,504
Ultragenyx Pharmaceutical, Inc. (a)	281,139	17,798,910
Vertex Pharmaceuticals, Inc. (a)	486,770	38,693,347

		1,207,921,208
Electronic Equipment, Instruments & Components — 0.6%
FEI Co.	385,900	34,348,959
Health Care Equipment & Supplies — 20.0%
Abbott Laboratories	2,461,000	102,943,630
Baxter International, Inc.	1,464,700	60,169,876
Becton Dickinson and Co.	340,092	51,632,767
Boston Scientific Corp. (a)	10,762,800	202,448,268
CONMED Corp.	245,200	10,283,688
Cooper Cos., Inc.	371,000	57,122,870
CR Bard, Inc.	353,400	71,623,578
Edwards Lifesciences Corp. (a)	838,364	73,952,088
Insulet Corp. (a)	118,200	3,919,512
Masimo Corp. (a)	219,600	9,188,064
Medtronic PLC	3,479,523	260,964,225
St. Jude Medical, Inc.	1,721,900	94,704,500
Stryker Corp.	709,600	76,132,984

		1,075,086,050

Common Stocks	Shares	Value
Health Care Providers & Services — 20.8%
Aetna, Inc.	890,423	$100,039,024
Amedisys, Inc. (a)	805,100	38,918,534
AmerisourceBergen Corp.	384,100	33,243,855
Anthem, Inc.	615,900	85,603,941
Cardinal Health, Inc.	845,080	69,254,306
Cigna Corp.	796,400	109,297,936
DaVita HealthCare Partners, Inc. (a)	714,475	52,428,175
Express Scripts Holding Co. (a)	450,047	30,913,728
HCA Holdings, Inc. (a)	228,648	17,845,976
HealthEquity, Inc. (a)	335,600	8,279,252
Humana, Inc.	581,000	106,293,950
McKesson Corp.	551,200	86,676,200
Teladoc, Inc. (a)	386,400	3,709,440
UnitedHealth Group, Inc.	2,371,053	305,628,732
Universal Health Services, Inc., Class B	480,900	59,977,848
WellCare Health Plans, Inc. (a)	137,400	12,743,850

		1,120,854,747
Health Care Technology — 0.5%
Cerner Corp. (a)	501,600	26,564,736
Life Sciences Tools & Services — 2.7%
Agilent Technologies, Inc.	1,108,100	44,157,785
Bio-Rad Laboratories, Inc., Class A (a)	91,900	12,564,568
Thermo Fisher Scientific, Inc.	619,400	87,700,846

		144,423,199
Pharmaceuticals — 27.7%
Allergan PLC (a)	709,951	190,288,167
AstraZeneca PLC	1,490,300	83,205,896
Bristol-Myers Squibb Co.	2,555,420	163,240,230
Chugai Pharmaceutical Co. Ltd.	483,000	14,945,634
Dermira, Inc. (a)	297,600	6,154,368
Eli Lilly & Co.	2,432,100	175,135,521
GlaxoSmithKline PLC	2,114,300	42,800,179
GlaxoSmithKline PLC — ADR	658,500	26,702,175
Intra-Cellular Therapies, Inc. (a)	1,158,454	32,205,021
Jazz Pharmaceuticals PLC (a)	230,400	30,078,720
Johnson & Johnson	1,069,300	115,698,260
Mallinckrodt PLC (a)	478,727	29,336,391
Merck & Co., Inc.	2,263,300	119,751,203
Merck KGaA	315,100	26,211,249
Mylan NV (a)	1,159,500	53,742,825
Nektar Therapeutics (a)	2,070,600	28,470,750
Pfizer, Inc.	2,843,740	84,288,454
Phibro Animal Health Corp., Class A	430,400	11,638,016
Roche Holding AG	232,600	57,112,669
Shire PLC — ADR	352,400	60,577,560
Teva Pharmaceutical Industries Ltd. — ADR	1,527,700	81,747,227
UCB SA	270,200	20,625,817
Zoetis, Inc.	758,200	33,611,006

		1,487,567,338
Total Common Stocks — 94.8%		5,096,766,237

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2016	23

Schedule of Investments (continued)	BlackRock Health Sciences Opportunities Portfolio

Preferred Stocks	Shares	Value
Biotechnology — 0.4%
Afferent Pharmaceuticals, Inc., Series C (Acquired 6/30/15, cost $8,391,856, 0.00%) (a)(b)	3,420,640	$8,391,856
Intellia Therapeutics, Inc. (Acquired 8/19/15, cost $4,657,716, 0.00%) (a)(b)	887,184	4,657,716
Ovid Therapeutics Inc. (Acquired 8/07/15, cost $9,342,296, 0.00%) (a)(b)	1,499,566	9,342,296

		22,391,868
Total Preferred Stocks — 0.4%		22,391,868

Rights
Biotechnology — 0.0%
Dyax Corp. — CVR (a)	1,269,237	1,408,853
Total Long-Term Investments (Cost — $4,224,335,932) — 95.2%		5,120,566,958

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.37% (d)(e)	250,561,676	$250,561,676
	Beneficial Interest (000)
BlackRock Liquidity Series, LLC, Money Market Series, 0.55% (d)(e)(f)	$ 6,376	6,376,124
Total Short-Term Securities (Cost — $256,937,800) — 4.8%		256,937,800
Total Investments (Cost — $4,481,273,732) — 100.0%		5,377,504,758
Other Assets Less Liabilities — 0.0%		1,053,975

Net Assets — 100.0%		$5,378,558,733

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Restricted security as to resale, excluding 144A securities. As of period end, the Fund held restricted securities with a current value of $67,224,179 and an original cost of $59,142,297, which was 1.25% of its net assets.

(c)	Security, or a portion of security, is on loan.

(d)	Current yield as of period end.

(e)	During the six months ended March 31, 2016, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at September 30, 2015	Net Activity	Shares/ Beneficial Interest Held at March 31, 2016	Income		Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	270,734,455	(20,172,779)	250,561,676	$292,975		$5,470
BlackRock Liquidity Series, LLC, Money Market Series	$ 9,479,975	$(3,103,851)	$ 6,376,124	123,733	[1]	—
Total				$416,708		$5,470

[1]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(f)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Transactions in Options Written for the Period Ended March 31, 2016

	Puts
	Contracts	Premiums Received

Outstanding options, beginning of period	1,604	$276,986
Options written	3,927	1,360,959
Options exercised	(1,881)	(732,368)
Options expired	(3,650)	(905,577)

Outstanding options, end of period	—	—

See Notes to Financial Statements.

24	BLACKROCK FUNDS	MARCH 31, 2016

Schedule of Investments (continued)	BlackRock Health Sciences Opportunities Portfolio

Derivative Financial Instruments Categorized by Risk Exposure

For the six months ended March 31, 2016, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Forward foreign currency exchange contracts	—	—	—	$ 8,977,982	—	—	$ 8,977,982
Options written	—	—	$905,577	—	—	—	905,577

Total	—	—	$905,577	$ 8,977,982	—	—	$ 9,883,559

Net Change in Unrealized Appreciation (Depreciation) on:
Forward foreign currency exchange contracts	—	—	—	$(3,039,384)	—	—	$(3,039,384)
Options written	—	—	$ (48,473)	—	—	—	(48,473)
Total	—	—	$ (48,473)	$(3,039,384)	—	—	$(3,087,857)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$234,356,240
Average amounts sold — in USD	$224,948,505

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Biotechnology	$1,136,284,073	$46,875,695	$24,761,440	$1,207,921,208
Electronic Equipment, Instruments & Components	34,348,959	—	—	34,348,959
Health Care Equipment & Supplies	1,075,086,050	—	—	1,075,086,050
Health Care Providers & Services	1,120,854,747	—	—	1,120,854,747
Health Care Technology	26,564,736	—	—	26,564,736
Life Sciences Tools & Services	144,423,199	—	—	144,423,199
Pharmaceuticals	1,242,665,894	244,901,444	—	1,487,567,338
Preferred Stocks:
Biotechnology	—	—	22,391,868	22,391,868
Rights:
Biotechnology	—	—	1,408,853	1,408,853
Short-Term Securities	250,561,676	6,376,124	—	256,937,800

Total	$5,030,789,334	$298,153,263	$48,562,161	$5,377,504,758

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency at value	$567,217	—	—	$567,217
Liabilities:
Collateral on securities loaned at value	—	$(6,376,124)	—	(6,376,124)

Total	$567,217	$(6,376,124)	—	$(5,808,907)

During the six months ended March 31, 2016, there were no transfers between levels.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2016	25

Schedule of Investments (concluded)	BlackRock Health Sciences Opportunities Portfolio

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Preferred Stocks	Rights	Total
Assets:
Opening Balance, as of September 30, 2015	—	$ 82,530,621	—	$ 82,530,621
Transfers into Level 3	—	—	—	—
Transfers out of Level 3[1]	$(22,046,027)	—	—	(22,046,027)
Other[2]	60,138,753	(60,138,753)	—	—
Accrued discounts/premiums	—	—	—	—
Net realized gain (loss)	22,382,288	—	—	22,382,288
Net change in unrealized appreciation (depreciation)[3,4]	7,619,761	—	$1,408,853	9,028,614
Purchases	—	—	—	—
Sales	(43,333,335)	—	—	(43,333,335)

Closing Balance, as of March 31, 2016	$ 24,761,440	$ 22,391,868	$1,408,853	$ 48,562,161

Net change in unrealized appreciation (depreciation) on investments still held at March 31, 2016[4]	$ 7,619,761	—	$1,408,853	$ 9,028,614

[1]

As of September 30, 2015, the Fund used significant unobservable inputs in determining the value of certain investments. As of March 31, 2016, the Fund used observable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 3 to Level 2 in the disclosure hierarchy.

[2]	Certain Level 3 investments were re-classified between Common Stocks and Preferred Stocks.

[3]	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.

[4]

Any difference between Net change in unrealized appreciation (depreciation) and Net change in unrealized appreciation (depreciation) on investments still held at March 31, 2016, is generally due to investments no longer held or categorized as Level 3 at period end.

See Notes to Financial Statements.

26	BLACKROCK FUNDS	MARCH 31, 2016

Schedule of Investments March 31, 2016 (Unaudited)	BlackRock International Opportunities Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Belgium — 2.8%
Anheuser-Busch InBev SA	127,779	$15,874,890
Delhaize Group	82,200	8,566,970

		24,441,860
Canada — 4.2%
Canadian Pacific Railway Ltd.	35,000	4,650,048
Element Financial Corp.	438,000	4,721,463
Fairfax Financial Holdings Ltd.	16,167	9,050,657
Gildan Activewear, Inc.	321,900	9,815,007
Royal Bank of Canada	146,500	8,440,882

		36,678,057
China — 1.5%
Alibaba Group Holding Ltd. — ADR (a)(b)	91,758	7,251,635
Tencent Holdings Ltd.	288,900	5,906,378

		13,158,013
Denmark — 0.8%
Novo Nordisk A/S	130,400	7,061,628
France — 6.7%
Amundi SA (a)	71,100	3,379,253
AXA SA	286,900	6,727,450
BNP Paribas SA	243,087	12,212,860
Dassault Aviation SA	1,338	1,603,263
Orange SA	821,800	14,351,054
Sanofi	54,100	4,349,423
Unibail-Rodamco SE	54,700	15,001,796

		57,625,099
Germany — 2.8%
Continental AG	20,208	4,583,384
SAP SE	169,400	13,631,376
Wacker Chemie AG	63,700	5,590,421

		23,805,181
Hong Kong — 1.3%
AIA Group Ltd.	1,999,900	11,367,479
India — 2.8%
Bharti Infratel Ltd.	1,138,886	6,568,591
HDFC Bank Ltd.	684,855	12,996,453
Tata Motors Ltd. — ADR (a)	166,546	4,838,161

		24,403,205
Indonesia — 0.9%
Matahari Department Store Tbk PT	5,623,171	7,781,151
Ireland — 3.6%
Green REIT PLC	5,265,855	8,440,756
Kingspan Group PLC (b)	262,279	6,923,991
Ryanair Holdings PLC — ADR	75,214	6,454,865
Shire PLC — ADR	55,200	9,488,880

		31,308,492
Italy — 3.6%
Atlantia SpA	212,600	5,890,555
Eni SpA	716,800	10,825,635
Snam SpA	1,173,600	7,344,430
Telecom Italia SpA (a)	6,545,000	7,054,347

		31,114,967
Japan — 5.6%
FANUC Corp.	28,100	4,351,807
Nintendo Co. Ltd.	46,100	6,553,035
ORIX Corp.	438,300	6,242,801
Panasonic Corp.	407,900	3,694,256
Sony Corp.	297,000	7,636,210
Sumitomo Mitsui Financial Group, Inc.	417,800	12,683,438

Common Stocks	Shares	Value
Japan (continued)
Toyota Motor Corp.	134,300	$7,122,655

		48,284,202
Mexico — 1.3%
Fomento Economico Mexicano SAB de CV — ADR	116,300	11,200,853
Netherlands — 3.8%
Aalberts Industries NV	138,505	4,796,337
ASML Holding NV	67,400	6,782,775
Koninklijke Philips NV	488,400	13,911,286
Royal Dutch Shell PLC, Class B	310,916	7,566,046

		33,056,444
New Zealand — 0.6%
Xero Ltd. (a)	522,500	5,567,977
Nigeria — 0.3%
Lekoil Ltd. (a)	11,614,700	2,502,233
Norway — 1.1%
Statoil ASA	614,300	9,594,358
Peru — 0.7%
Credicorp Ltd.	43,132	5,650,723
Portugal — 1.0%
Galp Energia SGPS SA	667,200	8,377,963
South Africa — 0.8%
Naspers Ltd., N Shares	52,197	7,276,249
South Korea — 1.2%
LG Chem Ltd.	34,600	9,929,895
Spain — 1.4%
Cellnex Telecom SAU	741,514	11,822,049
Sweden — 1.3%
Nordea Bank AB	1,195,600	11,468,082
Switzerland — 7.1%
Adecco SA, Registered Shares	84,200	5,477,308
Nestle SA, Registered Shares	279,700	20,871,429
Novartis AG, Registered Shares	67,300	4,869,285
Roche Holding AG	75,514	18,541,729
UBS Group AG, Registered Shares	696,700	11,207,142

		60,966,893
Taiwan — 1.8%
Hermes Microvision, Inc.	112,510	3,211,223
Largan Precision Co. Ltd.	65,000	5,038,093
Taiwan Semiconductor Manufacturing Co. Ltd.	1,404,000	7,002,919

		15,252,235
United Kingdom — 23.4%
AstraZeneca PLC	349,900	19,535,491
BAE Systems PLC	2,266,600	16,533,170
Diageo PLC	396,400	10,688,517
GlaxoSmithKline PLC	344,500	6,973,779
Imperial Brands PLC	237,800	13,166,291
Kennedy Wilson Europe Real Estate PLC	536,498	9,003,156
Liberty Global PLC, Class A (a)	314,100	12,092,850
Lloyds Banking Group PLC	11,858,300	11,549,928
Metro Bank PLC (a)	388,853	10,499,578
Nomad Foods Ltd. (a)	952,643	8,583,313
Prudential PLC	368,100	6,849,754
Reckitt Benckiser Group PLC	90,900	8,767,881
SABMiller PLC	346,500	21,163,408
Sophos Group PLC	1,484,100	4,640,563
Unilever PLC	331,100	14,930,160
Vodafone Group PLC	3,504,500	11,136,066

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2016	27

Schedule of Investments (continued)	BlackRock International Opportunities Portfolio

Common Stocks	Shares	Value
United Kingdom (continued)
Whitbread PLC	97,583	$5,539,396
Worldpay Group PLC (a)	2,689,600	10,596,342

		202,249,643
United States — 1.0%
Samsonite International SA	2,460,900	8,248,100
Total Common Stocks — 83.4%		720,193,031

Preferred Stocks
China — 0.4%
Xiaoju Kuaizhi Inc., Series A-17 (Acquired 7/28/15, cost $2,770,046, 0.00%) (a)(c)	101,000	3,845,070
India — 2.9%
Jasper Infotech Private Ltd., Series F (Acquired 5/07/14, cost $5,332,969, 0.00%) (a)(c)	749	18,576,467
Jasper Infotech Private Ltd., Series G (Acquired 10/29/14, cost $2,090,847, 0.00%) (a)(c)	248	6,150,819

		24,727,286
Total Preferred Stocks — 3.3%		28,572,356

		Value
Total Long-Term Investments (Cost — $709,763,003) — 86.7%		$748,765,387

Short-Term Securities	Shares
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.37% (d)(e)	90,957,503	90,957,503
	Beneficial Interest (000)
BlackRock Liquidity Series, LLC, Money Market Series, 0.55% (d)(e)(f)	$ 2,518	2,518,030
Total Short-Term Securities (Cost — $93,475,533) — 10.8%		93,475,533
Total Investments (Cost — $803,238,536) — 97.5%		842,240,920
Other Assets Less Liabilities — 2.5%		21,160,016

Net Assets — 100.0%		$863,400,936

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Restricted security as to resale, excluding 144A securities. As of period end, the Fund held restricted securities with a current value of $28,572,356 and an original cost of $10,193,862, which was 3.31% of its net assets.

(d)	During the six months ended March 31, 2016, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at September 30, 2015	Net Activity	Shares/ Beneficial Interest Held at March 31, 2016	Income		Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	15,801,600	75,155,903	90,957,503	$90,138		$1,058
BlackRock Liquidity Series, LLC, Money Market Series	—	$ 2,518,030	$ 2,518,030	6,299	[1]	—
Total				$96,437		$1,058

[1]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(e)	Current yield as of period end.

(f)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Contracts Long	Issue	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
450	Mini MSCI EAFE Index Futures	June 2016	USD	36,573,750	$ (64,628)
650	Mini MSCI Emerging Markets Index Futures	June 2016	USD	27,101,750	1,000,366
Total					$ 935,738

See Notes to Financial Statements.

28	BLACKROCK FUNDS	MARCH 31, 2016

Schedule of Investments (continued)	BlackRock International Opportunities Portfolio

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	23,229,000	USD	16,181,946	Bank of America N.A.	4/13/16	$ 1,613,593
CAD	402,549	USD	285,796	Morgan Stanley & Co. International PLC	4/13/16	24,161
CAD	15,726,942	USD	11,164,636	State Street Bank and Trust Co.	4/13/16	944,873
DKK	7,443,275	USD	1,086,981	Morgan Stanley & Co. International PLC	4/13/16	50,068
DKK	37,404,000	USD	5,441,207	Morgan Stanley & Co. International PLC	4/13/16	272,700
DKK	82,084,250	USD	11,987,076	Royal Bank of Scotland PLC	4/13/16	552,271
GBP	898,000	USD	1,279,658	Morgan Stanley & Co. International PLC	4/13/16	10,142
GBP	1,253,000	USD	1,795,463	Morgan Stanley & Co. International PLC	4/13/16	4,224
GBP	2,129,000	USD	3,080,274	Morgan Stanley & Co. International PLC	4/13/16	(22,385)
GBP	2,584,000	USD	3,740,257	State Street Bank and Trust Co.	4/13/16	(28,851)
JPY	2,874,762,305	USD	24,948,687	BNP Paribas S.A.	4/13/16	604,707
JPY	728,299,000	USD	6,405,571	Citibank N.A.	4/13/16	68,186
JPY	360,013,000	USD	3,194,468	Morgan Stanley & Co. International PLC	4/13/16	5,641
JPY	574,992,000	USD	4,893,941	Morgan Stanley & Co. International PLC	4/13/16	217,089
JPY	610,473,000	USD	5,218,892	Morgan Stanley & Co. International PLC	4/13/16	207,524
JPY	261,379,118	USD	2,319,946	Royal Bank of Scotland PLC	4/13/16	3,420
JPY	551,762,456	USD	4,857,866	Royal Bank of Scotland PLC	4/13/16	46,680
JPY	621,329,000	USD	5,172,371	Royal Bank of Scotland PLC	4/13/16	350,543
JPY	864,616,000	USD	7,186,661	Royal Bank of Scotland PLC	4/13/16	498,800
JPY	6,768,408,433	USD	57,565,630	Royal Bank of Scotland PLC	4/13/16	2,597,886
NOK	1,659,000	USD	185,899	Morgan Stanley & Co. International PLC	4/13/16	14,580
NZD	4,288,000	USD	2,831,529	Commonwealth Bank of Australia	4/13/16	130,292
SEK	50,790,524	USD	5,964,089	Morgan Stanley & Co. International PLC	4/13/16	295,119
SGD	11,750,391	USD	8,167,356	Royal Bank of Scotland PLC	4/13/16	550,034
USD	15,838,099	AUD	23,229,000	Morgan Stanley & Co. International PLC	4/13/16	(1,957,440)
USD	11,248,215	CAD	16,129,491	Northern Trust Corp.	4/13/16	(1,171,251)
USD	6,669,667	DKK	44,656,081	Bank of America N.A.	4/13/16	(152,082)
USD	6,184,436	DKK	42,311,000	UBS AG	4/13/16	(279,073)
USD	5,489,481	GBP	3,825,000	Citibank N.A.	4/13/16	(4,377)
USD	89,139,548	GBP	61,118,324	JPMorgan Chase Bank N.A.	4/13/16	1,355,128
USD	4,797,382	GBP	3,342,000	Morgan Stanley & Co. International PLC	4/13/16	(2,742)
USD	5,002,071	GBP	3,470,000	Northern Trust Corp.	4/13/16	18,100
USD	3,899,063	GBP	2,719,000	State Street Bank and Trust Co.	4/13/16	(6,244)
USD	3,411,358	JPY	383,577,000	Citibank N.A.	4/13/16	1,791
USD	7,162,999	JPY	806,747,000	Citibank N.A.	4/13/16	(8,071)
USD	2,040,224	JPY	229,940,931	Morgan Stanley & Co. International PLC	4/13/16	(3,692)
USD	3,630,490	JPY	404,046,000	Morgan Stanley & Co. International PLC	4/13/16	38,977
USD	5,076,506	JPY	582,794,000	Morgan Stanley & Co. International PLC	4/13/16	(103,875)
USD	7,070,924	JPY	825,114,000	Morgan Stanley & Co. International PLC	4/13/16	(263,408)
USD	1,665,038	JPY	188,105,000	Royal Bank of Scotland PLC	4/13/16	(7,003)
USD	5,788,034	JPY	653,894,000	Royal Bank of Scotland PLC	4/13/16	(24,346)
USD	4,655,642	NOK	41,578,151	Morgan Stanley & Co. International PLC	4/13/16	(368,808)
USD	1,597,707	NZD	2,424,944	State Street Bank and Trust Co.	4/13/16	(77,258)
USD	7,517,782	NZD	11,411,351	State Street Bank and Trust Co.	4/13/16	(364,303)
Total						$ 5,631,320

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2016	29

Schedule of Investments (continued)	BlackRock International Opportunities Portfolio

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Futures contracts	Net unrealized appreciation[1]	—	—	$1,000,366	—	—	—	$ 1,000,366
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	$10,476,529	—	—	10,476,529

Total		—	—	$1,000,366	$10,476,529	—	—	$11,476,895

Liabilities — Derivative Financial Instruments

Futures contracts	Net unrealized depreciation[1]	—	—	$ 64,628	—	—	—	$ 64,628
Forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	$ 4,845,209	—	—	4,845,209

Total		—	—	$ 64,628	$ 4,845,209	—	—	$ 4,909,837

[1]

Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the six months ended March 31, 2016, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Futures contracts	—	—	$4,813,397	—	—	—	$4,813,397
Forward foreign currency exchange contracts	—	—	—	$3,763,292	—	—	3,763,292

Total	—	—	$4,813,397	$3,763,292	—	—	$8,576,689

Net Change in Unrealized Appreciation (Depreciation) on:

Futures contracts	—	—	$ 935,738	—	—	—	$ 935,738
Forward foreign currency exchange contracts	—	—	—	$5,998,007	—	—	5,998,007

Total	—	—	$ 935,738	$5,998,007	—	—	$6,933,745

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$ 31,837,750
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$180,088,209
Average amounts sold — in USD	$183,255,579

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments:
Futures contracts	—	$407,500
Forward foreign currency exchange contracts	$10,476,529	4,845,209

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$10,476,529	$5,252,709
Derivatives not subject to an MNA	—	(407,500)

Total derivative assets and liabilities subject to an MNA	$10,476,529	$4,845,209

See Notes to Financial Statements.

30	BLACKROCK FUNDS	MARCH 31, 2016

Schedule of Investments (continued)	BlackRock International Opportunities Portfolio

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]

Bank of America N.A.	$ 1,613,593	$ (152,082)	—	—	$1,461,511
BNP Paribas S.A.	604,707	—	—	—	604,707
Citibank N.A.	69,977	(12,448)	—	—	57,529
Commonwealth Bank of Australia	130,292	—	—	—	130,292
JPMorgan Chase Bank N.A.	1,355,128	—	—	—	1,355,128
Morgan Stanley & Co. International PLC	1,140,225	(1,140,225)	—	—	—
Northern Trust Corp.	18,100	(18,100)	—	—	—
Royal Bank of Scotland PLC	4,599,634	(31,349)	—	—	4,568,285
State Street Bank and Trust Co.	944,873	(476,656)	—	—	468,217

Total	$10,476,529	$(1,830,860)	—	—	$8,645,669

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[3]

Bank of America N.A.	$ 152,082	$ (152,082)	—	—	—
Citibank N.A.	12,448	(12,448)	—	—	—
Morgan Stanley & Co. International PLC	2,722,350	(1,140,225)	—	—	$1,582,125
Northern Trust Corp.	1,171,251	(18,100)	—	—	1,153,151
Royal Bank of Scotland PLC	31,349	(31,349)	—	—	—
State Street Bank and Trust Co.	476,656	(476,656)	—	—	—
UBS AG	279,073	—	—	—	279,073

Total	$4,845,209	$(1,830,860)	—	—	$3,014,349

[1]	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.

[2]	Net amount represents the net amount receivable from the counterparty in the event of default.

[3]

Net amount represents the net amount payable due to the counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Belgium	—	$24,441,860	—	$24,441,860
Canada	$36,678,057	—	—	36,678,057
China.	7,251,635	5,906,378	—	13,158,013
Denmark	—	7,061,628	—	7,061,628
France	—	57,625,099	—	57,625,099
Germany	—	23,805,181	—	23,805,181
Hong Kong	—	11,367,479	—	11,367,479
India	4,838,161	19,565,044	—	24,403,205
Indonesia	—	7,781,151	—	7,781,151
Ireland	22,867,736	8,440,756	—	31,308,492
Italy	—	31,114,967	—	31,114,967
Japan	—	48,284,202	—	48,284,202
Mexico	11,200,853	—	—	11,200,853
Netherlands	—	33,056,444	—	33,056,444
New Zealand	—	5,567,977	—	5,567,977
Nigeria	2,502,233	—	—	2,502,233
Norway	—	9,594,358	—	9,594,358
Peru	5,650,723	—	—	5,650,723

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2016	31

Schedule of Investments (continued)	BlackRock International Opportunities Portfolio

	Level 1	Level 2	Level 3	Total
Portugal	—	$8,377,963	—	$8,377,963
South Africa	—	7,276,249	—	7,276,249
South Korea	—	9,929,895	—	9,929,895
Spain	—	11,822,049	—	11,822,049
Sweden	—	11,468,082	—	11,468,082
Switzerland	—	60,966,893	—	60,966,893
Taiwan	—	15,252,235	—	15,252,235
United Kingdom	$31,175,741	171,073,902	—	202,249,643
United States	—	8,248,100	—	8,248,100
Preferred Stocks:
China	—	—	$3,845,070	3,845,070
India	—	—	24,727,286	24,727,286
Short-Term Securities	90,957,503	2,518,030	—	93,475,533

Total	$213,122,642	$600,545,922	$28,572,356	$842,240,920

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Equity contracts	$1,000,366	—	—	$1,000,366
Forward foreign currency exchange contracts	—	$10,476,529	—	10,476,529
Liabilities:
Equity contracts	(64,628)	—	—	(64,628)
Forward foreign currency exchange contracts	—	(4,845,209)	—	(4,845,209)

Total	$935,738	$5,631,320	—	$6,567,058

[1] Derivative financial instruments are futures contracts and forward foreign currency exchange contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for futures contracts	$2,768,000	—	—	$2,768,000
Foreign currency at value	13,938,742	—	—	13,938,742
Liabilities:
Collateral on securities loaned at value	—	$(2,518,030)	—	(2,518,030)

Total	$16,706,742	$(2,518,030)	—	$14,188,712

Transfers between Level 1 and Level 2 were as follows:

	Transfers Into Level 1[1]	Transfers Out of Level 1[1]	Transfers Into Level 2[1]	Transfers Out of Level 2[1]
Assets:
Long-Term Investments:
France	—	$(1,531,046)	$1,531,046	—
Ireland	$8,171,210	—	—	$(8,171,210)
United Kingdom	—	(16,742,090)	16,742,090	—

Total	$8,171,210	$(18,273,136)	$18,273,136	$(8,171,210)

[1] External pricing service used to reflect any significant market movements between the time the Fund valued such foreign securities and the earlier closing of foreign markets.

See Notes to Financial Statements.

32	BLACKROCK FUNDS	MARCH 31, 2016

Schedule of Investments (concluded)	BlackRock International Opportunities Portfolio

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Preferred Stocks	Total
Assets:
Opening Balance, as of September 30, 2015	$ 9,194,648	$21,172,822	$30,367,470
Transfers into Level 3	—	—	—
Transfers out of Level 3[1]	(9,194,648)	—	(9,194,648)
Accrued discounts/premiums	—	—	—
Net realized gain (loss)	—	—	—
Net change in unrealized appreciation (depreciation)[2,3]		7,399,534	7,399,534
Purchases	—	—	—
Sales	—	—	—

Closing Balance, as of March 31, 2016	—	$28,572,356	$28,572,356

Net change in unrealized appreciation (depreciation) on investments still held at March 31, 2016[3]	—	$ 7,399,534	$ 7,399,534

[1]

As of September 30, 2015, the Fund used significant unobservable inputs in determining the value of certain investments. As of March 31, 2016 the Fund used unadjusted price quotations in active markets in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 3 to Level 1 in the disclosure hierarchy.

[2]	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.

[3]

Any difference between Net change in unrealized appreciation (depreciation) and Net change in unrealized appreciation (depreciation) on investments still held at March 31, 2016, is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation techniques used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Fund’s Level 3 investments as of period end.

	Value	Valuation Techniques	Unobservable Inputs	Range of Unobservable Inputs Utilized
Assets:
Preferred Stocks	$28,572,356	Market Comparables	Priced to new financing round[1]	—
		Probability-Weighted Expected Return Model	Discount Rate[2]	25.00%
			IPO Exit Probability[1]	70.00%
			Merger & Acquisition Probability[1]	25.00%
			Revenue Growth Rate[1]	86.00%
			Revenue Multiple[1]	1.85x - 3.20x
			Time to Exit[2]	1-3 years

[1]	Increase in unobservable input may result in a significant increase to value, while a decrease in the unobservable input may result in a significant decrease to value.

[2]	Decrease in unobservable input may result in a significant increase to value, while an increase in the unobservable input may result in a significant decrease to value.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2016	33

Schedule of Investments March 31, 2016 (Unaudited)	BlackRock Science & Technology Opportunities Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Auto Components — 0.5%
Hota Industrial Manufacturing Co. Ltd.	320,000	$1,390,566
Chemicals — 0.5%
LG Chem Ltd.	4,926	1,413,719
Communications Equipment — 0.9%
Finisar Corp. (a)	66,500	1,212,960
Lumentum Holdings, Inc. (a)	51,500	1,388,955

		2,601,915
Diversified Telecommunication Services — 0.7%
Cogent Communications Holdings, Inc.	50,600	1,974,918
Electronic Equipment, Instruments & Components — 3.4%
Alps Electric Co. Ltd.	65,400	1,141,173
CDW Corp.	46,700	1,938,050
Coherent, Inc. (a)	20,600	1,893,140
Flextronics International Ltd. (a)	121,300	1,462,878
Largan Precision Co. Ltd.	17,000	1,317,655
Samsung SDI Co. Ltd.	2,376	205,709
Universal Display Corp. (a)	36,900	1,996,290

		9,954,895
Household Durables — 0.9%
Sony Corp.	99,100	2,547,974
Internet & Catalog Retail — 5.7%
Amazon.com, Inc. (a)	18,400	10,922,976
Ctrip.com International Ltd. — ADR (a)	38,900	1,721,714
Ensogo Ltd. (a)	94,425	122,835
Netflix, Inc. (a)	28,490	2,912,533
TripAdvisor, Inc. (a)	13,500	897,750

		16,577,808
Internet Software & Services — 18.6%
58.com, Inc. — ADR (a)	25,400	1,413,510
Alibaba Group Holding Ltd. — ADR (a)(b)	40,800	3,224,424
Alphabet, Inc., Class A (a)	26,283	20,051,301
comScore, Inc. (a)	56,260	1,690,050
Cvent, Inc. (a)	49,600	1,061,440
Dena Co. Ltd.	101,400	1,745,411
Facebook, Inc., Class A (a)	109,500	12,493,950
Hortonworks, Inc. (a)	113,688	1,284,674
Instructure, Inc. (a)	54,300	974,142
New Relic, Inc. (a)	38,516	1,004,497
Scout24 AG (a)	50,900	1,761,530
Tencent Holdings Ltd.	375,600	7,678,905

		54,383,834
IT Services — 13.9%
Amdocs Ltd.	30,200	1,824,684
Euronet Worldwide, Inc. (a)	57,975	4,296,527
Fidelity National Information Services, Inc.	40,538	2,566,461
Global Payments, Inc.	37,800	2,468,340
HCL Technologies Ltd.	123,400	1,516,642
InterXion Holding NV (a)	51,100	1,767,038
Luxoft Holding, Inc. (a)	31,700	1,744,451
MasterCard, Inc., Class A	60,100	5,679,450
My EG Services BHD	3,093,600	1,697,065
PayPal Holdings, Inc. (a)	49,800	1,922,280
Sabre Corp.	124,800	3,609,216
Visa, Inc., Class A	100,300	7,670,944
WNS Holdings Ltd. — ADR (a)	63,100	1,933,384
Worldpay Group PLC (a)	508,200	2,002,179

		40,698,661

Common Stocks	Shares	Value
Media — 5.3%
Comcast Corp., Class A	26,200	$1,600,296
Eros International PLC (a)(b)	110,000	1,266,100
IMAX China Holding, Inc. (a)	174,400	1,056,871
Naspers Ltd., N Shares	33,338	4,647,309
REA Group Ltd.	57,100	2,363,395
Stroeer SE & Co. KGaA (b)	44,700	2,804,477
Wolters Kluwer NV	45,400	1,809,536

		15,547,984
Professional Services — 1.7%
Experian PLC	93,900	1,676,059
TechnoPro Holdings, Inc.	64,700	1,917,901
TransUnion (a)	51,600	1,424,676

		5,018,636
Semiconductors & Semiconductor Equipment — 14.2%
Applied Materials, Inc.	139,800	2,960,964
ASML Holding NV	46,500	4,679,511
BE Semiconductor Industries NV	55,200	1,508,278
Broadcom Ltd.	19,721	3,046,895
Cavium, Inc. (a)	24,600	1,504,536
Eo Technics Co. Ltd. (b)	22,400	2,341,495
Lam Research Corp.	34,800	2,874,480
M/A-COM Technology Solutions Holdings, Inc. (a)	51,500	2,255,185
Micron Technology, Inc. (a)	101,800	1,065,846
Microsemi Corp. (a)	62,100	2,379,051
NVIDIA Corp.	72,000	2,565,360
NXP Semiconductors NV (a)	26,665	2,161,732
Qorvo, Inc. (a)	25,700	1,295,537
QUALCOMM, Inc.	34,400	1,759,216
Silicon Motion Technology Corp. — ADR	41,200	1,598,972
Taiwan Semiconductor Manufacturing Co. Ltd.	875,000	4,364,355
Vanguard International Semiconductor Corp.	1,116,000	1,743,515
Viatron Technologies, Inc.	61,200	1,416,278

		41,521,206
Software — 19.2%
Activision Blizzard, Inc.	119,800	4,054,032
Adobe Systems, Inc. (a)	43,600	4,089,680
Atlassian Corp. PLC, Class A (a)	47,800	1,202,170
Electronic Arts, Inc. (a)	42,900	2,836,119
Globant SA (a)	59,376	1,832,343
Imperva, Inc. (a)	30,700	1,550,350
Microsoft Corp.	294,100	16,243,143
Nintendo Co. Ltd.	28,200	4,008,581
Oracle Corp.	180,600	7,388,346
Proofpoint, Inc. (a)	35,610	1,915,106
Salesforce.com, Inc. (a)	41,200	3,041,796
Sophos Group PLC	272,400	851,755
UbiSoft Entertainment (a)	81,900	2,568,224
Workday, Inc., Class A (a)	20,900	1,605,956
Xero Ltd. (a)	135,360	1,442,452
Zendesk, Inc. (a)	61,000	1,276,730

		55,906,783
Technology Hardware, Storage & Peripherals — 7.9%
Apple Inc.	180,159	19,635,529
Catcher Technology Co. Ltd.	222,000	1,819,458

See Notes to Financial Statements.

34	BLACKROCK FUNDS	MARCH 31, 2016

Schedule of Investments (continued)	BlackRock Science & Technology Opportunities Portfolio

Common Stocks	Shares	Value
Technology Hardware, Storage & Peripherals (continued)
Wistron Corp.	2,340,000	$1,445,222

		22,900,209
Total Common Stocks — 93.4%		272,439,108

Preferred Stocks
Internet & Catalog Retail — 1.6%
Jasper Infotech Private Ltd., Series F (Acquired 5/07/14, cost $1,018,150, 0.00%) (a)(c)	143	3,546,642
Jasper Infotech Private Ltd., Series G (Acquired 10/29/14, cost $396,249, 0.00%) (a)(c)	47	1,165,679

		4,712,321
Internet Software & Services — 3.0%
Uber Technologies, Inc., Series D (Acquired 6/06/14, cost $2,000,004, 0.00%) (a)(c)	128,924	6,287,907
Xiaoju Kuaizhi Inc., Series A-17 (Acquired 7/28/15, cost $1,080,592, 0.00%) (a)(c)	39,400	1,499,958
Zuora, Inc. (Acquired 1/16/15, cost $1,006,815, 0.00%) (a)(c)	265,000	877,733

		8,665,598
Software — 1.5%
Illumio, Inc., Series C (Acquired 3/11/15, cost $499,995, 0.00%) (a)(c)	155,575	457,531
MongoDB, Series C (Acquired 12/19/13, cost $1,512,773, 0.00%) (a)(c)	60,303	1,109,575
MongoDB, Series D (Acquired 12/19/13, cost $470,592, 0.00%) (a)(c)	18,759	345,166
MongoDB, Series E (Acquired 12/19/13, cost $16,632, 0.00%) (a)(c)	663	12,199

Preferred Stocks	Shares	Value
Software (concluded)
Palantir Technologies, Inc., Series I (Acquired 2/07/14, cost $1,500,011, 0.00%) (a)(c)	244,700	$2,608,502

		4,532,973
Total Preferred Stocks — 6.1%		17,910,892
Total Long-Term Investments (Cost — $219,101,972) — 99.5%		290,350,000

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.37% (d)(e)	1,965,948	1,965,948
	Beneficial Interest (000)
BlackRock Liquidity Series, LLC, Money Market Series, 0.55% (d)(e)(f)	$ 8,156	8,156,226
Total Short-Term Securities (Cost — $10,122,174) — 3.5%		10,122,174
Total Investments (Cost — $229,224,146) — 103.0%		300,472,174
Liabilities in Excess of Other Assets — (3.0)%		(8,675,063)

Net Assets — 100.0%		$291,797,111

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Restricted security as to resale, excluding 144A securities. As of period end, the Fund held restricted securities with a current value of $17,910,892 and an original cost $9,501,814, which was 6.14% of its net assets.

(d)	During the six months ended March 31, 2016, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at September 30, 2015	Net Activity	Shares/ Beneficial Interest Held at March 31, 2016	Income		Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	7,951,514	(5,985,566)	1,965,948	$5,863		$189
BlackRock Liquidity Series, LLC, Money Market Series	—	$8,156,226	$8,156,226	32,520	[1]	—
Total				$38,383		$189

[1]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(e)	Current yield as of period end.

(f)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2016	35

Schedule of Investments (continued)	BlackRock Science & Technology Opportunities Portfolio

Derivative Financial Instruments Outstanding as of Period End

Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
GBP	652,000	USD	922,669	Commonwealth Bank of Australia	4/13/16	$ 13,800
GBP	357,000	USD	512,758	Morgan Stanley & Co. International PLC	4/13/16	2
GBP	821,000	USD	1,187,837	Morgan Stanley & Co. International PLC	4/13/16	(8,632)
GBP	352,000	USD	506,335	State Street Bank and Trust Co.	4/13/16	(757)
GBP	379,000	USD	544,360	State Street Bank and Trust Co.	4/13/16	(1)
GBP	1,332,000	USD	1,858,149	State Street Bank and Trust Co.	4/13/16	55,006
HKD	1,519,000	USD	194,233	Morgan Stanley & Co. International PLC	4/13/16	1,600
HKD	2,607,000	USD	334,292	Royal Bank of Scotland PLC	4/13/16	1,809
HKD	3,968,000	USD	511,288	State Street Bank and Trust Co.	4/13/16	276
NZD	291,000	USD	194,787	Bank of New York Mellon	4/13/16	6,214
NZD	82,000	USD	52,762	Morgan Stanley & Co. International PLC	4/13/16	3,877
SEK	2,345,640	USD	281,352	Morgan Stanley & Co. International PLC	4/13/16	7,715
SEK	2,509,572	USD	306,995	Morgan Stanley & Co. International PLC	4/13/16	2,274
SEK	2,514,205	USD	301,626	Morgan Stanley & Co. International PLC	4/13/16	8,214
SEK	2,876,039	USD	350,276	Morgan Stanley & Co. International PLC	4/13/16	4,155
SEK	6,412,464	USD	754,320	Morgan Stanley & Co. International PLC	4/13/16	35,925
SEK	3,339,525	USD	408,208	Royal Bank of Scotland PLC	4/13/16	3,340
USD	362,312	GBP	248,225	Morgan Stanley & Co. International PLC	4/13/16	5,785
USD	8,179,478	GBP	5,603,574	Morgan Stanley & Co. International PLC	4/13/16	131,049
USD	636,558	HKD	4,944,000	Morgan Stanley & Co. International PLC	4/13/16	(833)
USD	288,889	HKD	2,240,000	Royal Bank of Scotland PLC	4/13/16	103
USD	471,518	HKD	3,661,000	Royal Bank of Scotland PLC	4/13/16	(467)
USD	7,572,171	HKD	58,678,104	State Street Bank and Trust Co.	4/13/16	7,259
USD	296,861	NZD	450,121	State Street Bank and Trust Co.	4/13/16	(14,048)
USD	1,681,314	NZD	2,549,030	State Street Bank and Trust Co.	4/13/16	(79,360)
USD	398,878	ZAR	6,728,000	Morgan Stanley & Co. International PLC	4/13/16	(55,669)
USD	3,180,151	ZAR	51,633,323	Morgan Stanley & Co. International PLC	4/13/16	(308,221)
Total						$(179,585)

Transactions in Options Written for the Period Ended March 31, 2016

	Calls		Puts

	Contracts	Premiums Received	Contracts	Premiums Received

Outstanding options, beginning of period	3,659	$561,009	14,038	$143,196
Options written	438,807	2,637,464	167,974	343,858
Options exercised	(142)	(27,057)	(4,583)	(120,615)
Options expired	(88,435)	(917,152)	(164,043)	(325,028)
Options closed	(353,889)	(2,254,264)	(13,386)	(41,411)

Outstanding options, end of period	—	—	—	—

See Notes to Financial Statements.

36	BLACKROCK FUNDS	MARCH 31, 2016

Schedule of Investments (continued)	BlackRock Science & Technology Opportunities Portfolio

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	$288,403	—	—	$288,403

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	$467,988	—	—	$467,988

For the six months ended March 31, 2016, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Forward foreign currency exchange contracts	—	—	—	$1,047,215	—	—	$1,047,215
Options written	—	—	$(604,430)	—	—	—	(604,430)

Total	—	—	$(604,430)	$1,047,215	—	—	$442,785

Net Change in Unrealized Appreciation (Depreciation) on:
Forward foreign currency exchange contracts	—	—	—	$(609,874)	—	—	$(609,874)
Options written	—	—	$(226,241)	—	—	—	(226,241)

Total	—	—	$(226,241)	$(609,874)	—	—	$(836,115)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$23,312,817
Average amounts sold — in USD	$5,793,287
Options:
Average value of option contracts written	$239,200

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Forward foreign currency exchange contracts	$288,403	$467,988

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$288,403	$467,988

Total derivative assets and liabilities subject to an MNA	$288,403	$467,988

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivative Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Bank of New York Mellon	$ 6,214	—	—	—	$ 6,214
Commonwealth Bank of Australia	13,800	—	—	—	13,800
Morgan Stanley & Co. International PLC	200,596	$(200,596)	—	—	—
Royal Bank of Scotland PLC	5,252	(467)	—	—	4,785
State Street Bank and Trust Co.	62,541	(62,541)	—	—	—

Total	$288,403	$(263,604)	—	—	$24,799

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2016	37

Schedule of Investments (continued)	BlackRock Science & Technology Opportunities Portfolio

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivative Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[3]
Morgan Stanley & Co. International PLC	$373,355	$(200,596)	—	—	$172,759
Royal Bank of Scotland PLC	467	(467)	—	—	—
State Street Bank and Trust Co.	94,166	(62,541)	—	—	31,625
Total	$467,988	$(263,604)	—	—	$204,384

[1]	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.

[2]	Net amount represents the net amount receivable from the counterparty in the event of default.

[3]

Net amount represents the net amount payable due to the counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Auto Components	—	$1,390,566	—	$1,390,566
Chemicals	—	1,413,719	—	1,413,719
Communications Equipment	$2,601,915	—	—	2,601,915
Diversified Telecommunication Services	1,974,918	—	—	1,974,918
Electronic Equipment, Instruments & Components	7,290,358	2,664,537	—	9,954,895
Household Durables	—	2,547,974	—	2,547,974
Internet & Catalog Retail	16,454,973	122,835	—	16,577,808
Internet Software & Services	43,197,988	11,185,846	—	54,383,834
IT Services	35,482,775	5,215,886	—	40,698,661
Media	2,866,396	12,681,588	—	15,547,984
Professional Services	1,424,676	3,593,960	—	5,018,636
Semiconductors & Semiconductor Equipment	25,467,774	16,053,432	—	41,521,206
Software	47,035,771	8,871,012	—	55,906,783
Technology Hardware, Storage & Peripherals	19,635,529	3,264,680	—	22,900,209
Preferred Stocks:
Internet & Catalog Retail	—	—	$4,712,321	4,712,321
Internet Software & Services	—	—	8,665,598	8,665,598
Software	—	—	4,532,973	4,532,973
Short-Term Securities	1,965,948	8,156,226	—	10,122,174

Total	$205,399,021	$77,162,261	$17,910,892	$300,472,174

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Forward foreign currency exchange contracts	—	$288,403	—	$288,403
Liabilities:
Forward foreign currency exchange contracts	—	(467,988)	—	(467,988)

Total	—	$(179,585)	—	$(179,585)

[1]

Derivative financial instruments are forward foreign currency exchange contracts. Forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See Notes to Financial Statements.

38	BLACKROCK FUNDS	MARCH 31, 2016

Schedule of Investments (concluded)	BlackRock Science & Technology Opportunities Portfolio

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency at value	$257,804	—	—	$257,804
Liabilities:
Collateral on securities loaned at value	—	$(8,156,225)	—	(8,156,225)

Total	$257,804	$(8,156,225)	—	$(7,898,421)

Transfers between Level 1 and Level 2 were as follows:
	Transfers Into Level 1	Transfers Out of Level 1[1]	Transfers Into Level 2[1]	Transfers Out of Level 2
Assets:
Long-Term Investments:
Software	—	$(1,730,807)	$1,730,807	—

[1]	External pricing service used to reflect any significant market movements between the time the Fund valued such foreign securities and the earlier closing of foreign markets.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

Preferred Stocks
Assets:
Opening Balance, as of September 30, 2015	$15,132,245
Transfers into Level 3	—
Transfers out of Level 3	—
Accrued discounts/premiums	—
Net realized gain (loss)	—
Net change in unrealized appreciation (depreciation)[1,2]	2,778,647
Purchases	—
Sales	—

Closing Balance, as of March 31, 2016	$17,910,892

Net change in unrealized appreciation (depreciation) on investments still held at March 31, 2016[2]	$2,778,647

[1]	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.

[2]

Any difference between Net change in unrealized appreciation (depreciation) and Net change in unrealized appreciation (depreciation) on investments still held at March 31, 2016, is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation techniques used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Fund’s Level 3 investments as of period end.

	Value	Valuation Techniques	Unobservable Inputs	Range of Unobservable Inputs Utilized	Weighted Average of Unobservable Inputs
Assets:
Preferred Stocks	$17,910,892	Market Comparables	Priced to new financing round[1]	—
			Revenue Multiple[1]	6.50x
			Revenue Multiple[1]	12.00x - 32.79x	26.69x
			Revenue Growth Rate[1]	54.34% - 110.00%	89.96%
			Revenue Growth Rate[1]	373.00%
		Probability-Weighted Expected Return Model	Discount Rate[2]	25.00%
			IPO Exit Probability[1]	70.00% - 80.00%	70.76%
			Revenue Growth Rate[1]	72.60% - 86.00%	83.90%
			Revenue Growth Rate[1]	766.00%
			Merger & Acquisition Probability[1]	15.00% - 25.00%	24.24%
			Time to Exit[2]	1 - 3 years
			Revenue Multiple[1]	52.50x - 75.00x
			Revenue Multiple[1]	1.85x - 4.00x	2.67x

[1]	Increase in unobservable input may result in a significant increase to value, while a decrease in the unobservable input may result in a significant decrease to value.

[2]	Decrease in unobservable input may result in a significant increase to value, while an increase in the unobservable input may result in a significant decrease to value.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2016	39

Schedule of Investments March 31, 2016 (Unaudited)	BlackRock U.S. Opportunities Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 0.6%
L-3 Communications Holdings, Inc.	67,700	$8,022,450
Airlines — 1.9%
American Airlines Group, Inc.	252,770	10,366,098
Southwest Airlines Co.	318,500	14,268,800

		24,634,898
Auto Components — 1.9%
Delphi Automotive PLC	217,170	16,292,093
Lear Corp.	76,347	8,487,496

		24,779,589
Automobiles — 0.3%
Tesla Motors, Inc. (a)(b)	15,910	3,655,641
Banks — 2.6%
BankUnited, Inc.	405,379	13,961,253
SunTrust Banks, Inc.	298,933	10,785,503
SVB Financial Group (a)	82,900	8,459,945

		33,206,701
Beverages — 2.2%
Constellation Brands, Inc., Class A	53,000	8,007,770
Molson Coors Brewing Co., Class B	149,963	14,423,441
Monster Beverage Corp. (a)	47,400	6,322,212

		28,753,423
Biotechnology — 1.3%
Acerta Pharma BV, Series B (Acquired 5/6/15, cost $1,815,300) (a)(c)	31,555,035	2,622,223
Anacor Pharmaceuticals, Inc. (a)	57,100	3,051,995
Baxalta, Inc.	167,200	6,754,880
BioMarin Pharmaceutical, Inc. (a)	47,186	3,891,901

		16,320,999
Capital Markets — 0.5%
WisdomTree Investments, Inc. (b)	548,554	6,269,972
Chemicals — 2.3%
Eastman Chemical Co.	184,618	13,334,958
Sherwin-Williams Co.	44,800	12,753,216
Valspar Corp.	35,990	3,851,650

		29,939,824
Communications Equipment — 1.0%
Harris Corp.	167,300	13,025,978
Consumer Finance — 0.5%
Discover Financial Services	130,500	6,645,060
Containers & Packaging — 1.5%
Crown Holdings, Inc. (a)	215,639	10,693,538
WestRock Co.	210,800	8,227,524

		18,921,062
Diversified Financial Services — 0.7%
Intercontinental Exchange, Inc.	38,800	9,123,432
Diversified Telecommunication Services — 1.6%
Cogent Communications Holdings, Inc.	173,200	6,759,996
SBA Communications Corp., Class A (a)	137,777	13,801,122

		20,561,118
Electric Utilities — 4.5%
Edison International	118,200	8,497,398
FirstEnergy Corp.	514,700	18,513,759
PPL Corp.	273,408	10,408,643
Xcel Energy, Inc.	497,453	20,803,484

		58,223,284
Electrical Equipment — 1.0%
Acuity Brands, Inc.	61,568	13,430,444

Common Stocks	Shares	Value
Electronic Equipment, Instruments & Components — 2.4%
Amphenol Corp., Class A (a)	162,581	$9,400,433
CDW Corp.	344,267	14,287,081
Universal Display Corp. (a)	143,813	7,780,283

		31,467,797
Energy Equipment & Services — 0.6%
U.S. Silica Holdings, Inc.	322,200	7,320,384
Food & Staples Retailing — 1.2%
Sprouts Farmers Market, Inc. (a)	531,500	15,434,760
Food Products — 2.9%
Hain Celestial Group, Inc. (a)	164,595	6,733,581
Kellogg Co.	141,000	10,793,550
Mead Johnson Nutrition Co.	55,100	4,681,847
Nomad Foods Ltd. (a)	482,300	4,345,523
Pinnacle Foods, Inc.	254,702	11,380,085

		37,934,586
Health Care Equipment & Supplies — 2.8%
Boston Scientific Corp. (a)	726,820	13,671,484
CR Bard, Inc.	39,700	8,045,999
Edwards Lifesciences Corp. (a)	90,066	7,944,722
St. Jude Medical, Inc.	20,843	1,146,365
Zimmer Biomet Holdings, Inc.	51,801	5,523,541

		36,332,111
Health Care Providers & Services — 3.1%
Amedisys, Inc. (a)	106,700	5,157,878
Cigna Corp.	75,358	10,342,132
DaVita HealthCare Partners, Inc. (a)	94,000	6,897,720
Humana, Inc.	53,282	9,747,942
Universal Health Services, Inc., Class B	64,226	8,010,267

		40,155,939
Hotels, Restaurants & Leisure — 3.3%
Aramark	345,951	11,457,897
Brinker International, Inc.	154,500	7,099,275
ClubCorp Holdings, Inc.	625,012	8,775,168
Royal Caribbean Cruises Ltd.	103,700	8,518,955
Wingstop, Inc. (a)	335,116	7,600,431

		43,451,726
Household Durables — 2.6%
Jarden Corp. (a)	326,118	19,224,656
Toll Brothers, Inc. (a)	247,627	7,307,473
Whirlpool Corp.	36,500	6,582,410

		33,114,539
Household Products — 0.5%
Clorox Co.	54,400	6,857,664
Industrial Conglomerates — 1.3%
Roper Technologies, Inc.	92,225	16,855,963
Insurance — 4.2%
Allied World Assurance Co. Holdings AG	126,500	4,419,910
Assured Guaranty Ltd.	494,831	12,519,224
Hartford Financial Services Group, Inc.	497,480	22,923,878
Reinsurance Group of America, Inc.	155,604	14,976,885

		54,839,897
Internet & Catalog Retail — 0.8%
Liberty Interactive Corp. QVC Group, Class A (a)	404,618	10,216,605
Internet Software & Services — 1.1%
comScore, Inc. (a)	220,002	6,608,860
Hortonworks, Inc. (a)	679,010	7,672,813

		14,281,673

See Notes to Financial Statements.

40	BLACKROCK FUNDS	MARCH 31, 2016

Schedule of Investments (continued)	BlackRock U.S. Opportunities Portfolio

Common Stocks	Shares	Value
IT Services — 3.5%
Euronet Worldwide, Inc. (a)	267,142	$19,797,894
Fidelity National Information Services, Inc.	174,185	11,027,652
First Data Corp. Class A (a)	427,600	5,533,144
Sabre Corp.	325,600	9,416,352

		45,775,042
Leisure Products — 0.1%
Performance Sports Group Ltd. (a)	479,773	1,525,678
Machinery — 2.9%
Snap-on, Inc.	87,343	13,711,978
Stanley Black & Decker, Inc.	141,655	14,903,523
Wabtec Corp.	105,795	8,388,486

		37,003,987
Media — 1.4%
E.W. Scripps Co., Class A (a)	175,300	2,732,927
Lions Gate Entertainment Corp.	305,100	6,666,435
Nexstar Broadcasting Group, Inc., Class A	198,888	8,804,772

		18,204,134
Multi-Utilities — 1.4%
Public Service Enterprise Group, Inc.	387,600	18,271,464
Oil, Gas & Consumable Fuels — 4.1%
Concho Resources, Inc. (a)	182,062	18,395,544
Diamondback Energy, Inc. (a)	142,400	10,990,432
Energen Corp.	131,300	4,804,267
MPLX LP	169,116	5,021,054
Pioneer Natural Resources Co.	96,500	13,581,410

		52,792,707
Pharmaceuticals — 1.6%
Jazz Pharmaceuticals PLC (a)	41,700	5,443,935
Mallinckrodt PLC (a)	99,559	6,100,975
Zoetis, Inc.	209,300	9,278,269

		20,823,179
Professional Services — 1.1%
Equifax, Inc.	127,140	14,530,831
Real Estate Investment Trusts (REITs) — 8.6%
Boston Properties, Inc.	127,700	16,228,116
Equinix, Inc.	15,800	5,225,218
Host Hotels & Resorts, Inc.	679,200	11,342,640
Pebblebrook Hotel Trust	308,600	8,971,002
Physicians Realty Trust	749,700	13,929,426
STAG Industrial, Inc.	515,835	10,502,401
Ventas, Inc.	286,400	18,031,744
VEREIT, Inc.	1,833,893	16,266,631
Weyerhaeuser Co.	355,385	11,009,827

		111,507,005
Real Estate Management & Development — 1.1%
Kennedy-Wilson Holdings, Inc.	638,815	13,990,049
Road & Rail — 0.8%
Kansas City Southern	121,996	10,424,558
Semiconductors & Semiconductor Equipment — 5.0%
Broadcom Ltd.	126,341	19,519,685
Cavium, Inc. (a)	119,100	7,284,156
Lam Research Corp.	105,800	8,739,080
M/A-COM Technology Solutions Holdings, Inc. (a)	156,889	6,870,169
NXP Semiconductors NV (a)	155,951	12,642,948
Skyworks Solutions, Inc.	128,100	9,978,990

		65,035,028
Software — 1.1%
Electronic Arts, Inc. (a)	98,400	6,505,224

Common Stocks	Shares	Value
Software (continued)
Workday, Inc., Class A (a)	99,800	$7,668,632

		14,173,856
Specialty Retail — 3.8%
Best Buy Co., Inc.	264,294	8,573,697
Cabela’s, Inc. (a)	258,352	12,579,159
Dick’s Sporting Goods, Inc.	170,524	7,971,997
L Brands, Inc.	110,600	9,711,786
Ross Stores, Inc.	184,400	10,676,760

		49,513,399
Textiles, Apparel & Luxury Goods — 2.3%
PVH Corp.	146,199	14,482,473
Sequential Brands Group, Inc. (a)(d)	2,321,200	14,832,468

		29,314,941
Thrifts & Mortgage Finance — 0.9%
Essent Group Ltd. (a)	316,221	6,577,397
Strategic Growth Bancorp (Acquired 3/10/14, cost $7,599,729) (a)(c)	610,420	5,316,758

		11,894,155
Transportation Infrastructure — 0.7%
Macquarie Infrastructure Corp.	139,868	9,432,698
Total Common Stocks — 91.6%		1,187,990,230

Preferred Stocks
Internet Software & Services — 1.5%
Uber Technologies, Inc., Series D (Acquired 6/06/14, cost $5,217,970, 0.00%) (a)(c)	336,360	16,405,017
Zuora, Inc. (Acquired 1/16/15, cost $3,742,311, 0.00%) (a)(c)	985,000	3,262,517

		19,667,534
Software — 1.2%
MongoDB, Series C (Acquired 12/19/13, cost $7,974,599, 0.00%) (a)(c)	317,888	5,849,139
MongoDB, Series D (Acquired 12/19/13, cost $2,480,798, 0.00%) (a)(c)	98,891	1,819,594
MongoDB, Series E (Acquired 12/19/13, cost $87,676, 0.00%) (a)(c)	3,495	64,308
Palantir Technologies, Inc., Series I (Acquired 2/07/14, cost $4,300,011, 0.00%) (a)(c)	701,470	7,477,670

		15,210,711
Total Preferred Stocks — 2.7%		34,878,245
Total Long-Term Investments (Cost — $1,013,293,034) — 94.3%		1,222,868,475

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.37% (e)(f)	73,861,347	73,861,347

	Beneficial Interest (000)
BlackRock Liquidity Series, LLC, Money Market Series, 0.55% (e)(f)(g)	$ 3,663	3,662,773
Total Short-Term Securities (Cost — $77,524,120) — 6.0%		77,524,120

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2016	41

Schedule of Investments (continued)	BlackRock U.S. Opportunities Portfolio

Value
Total Investments (Cost — $ 1,090,817,154) — 100.3%	$1,300,392,595
Liabilities in Excess of Other Assets — (0.3)%	(3,283,011)

Net Assets — 100.0%	$1,297,109,584

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Restricted security as to resale, excluding 144A securities. As of period end, the Fund held restricted securities with a current value of $42,817,226 and an original cost of $33,218,394, which was 3.3% of its net assets.

(d)	During the six months ended March 31, 2016, investments in issuers (whereby the Fund held 5% or more of the companies’ outstanding securities) that were considered to be an affiliate for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2015	Shares Purchased	Shares Sold	Shares Held at March 31, 2016	Value at March 31, 2016	Realized Gain
Sequential Brands Group, Inc.	2,321,200	—	—	2,321,200	$14,832,468	—

(e)	During the six months ended March 31, 2016, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at September 30, 2015	Net Activity	Shares/ Beneficial Interest Held at March 31, 2016	Income		Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	53,002,659	20,858,688	73,861,347	$101,399		$1,137
BlackRock Liquidity Series, LLC, Money Market Series	$7,417,169	$(3,754,396)	$3,662,773	132,440	[1]	—
Total				$233,839		$1,137

[1]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(f)	Current yield as of period end.

(g)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Aerospace & Defense	$ 8,022,450	—	—	$ 8,022,450
Airlines	24,634,898	—	—	24,634,898
Auto Components	24,779,589	—	—	24,779,589
Automobiles	3,655,641	—	—	3,655,641
Banks	33,206,701	—	—	33,206,701
Beverages	28,753,423	—	—	28,753,423
Biotechnology	13,698,776	—	$ 2,622,223	16,320,999
Capital Markets	6,269,972	—	—	6,269,972
Chemicals	29,939,824	—	—	29,939,824
Communications Equipment	13,025,978	—	—	13,025,978
Consumer Finance	6,645,060	—	—	6,645,060

See Notes to Financial Statements.

42	BLACKROCK FUNDS	MARCH 31, 2016

Schedule of Investments (continued)	BlackRock U.S. Opportunities Portfolio

	Level 1	Level 2	Level 3	Total
Containers & Packaging	$18,921,062	—	—	$18,921,062
Diversified Financial Services	9,123,432	—	—	9,123,432
Diversified Telecommunication Services	20,561,118	—	—	20,561,118
Electric Utilities	58,223,284	—	—	58,223,284
Electrical Equipment	13,430,444	—	—	13,430,444
Electronic Equipment, Instruments & Components	31,467,797	—	—	31,467,797
Energy Equipment & Services	7,320,384	—	—	7,320,384
Food & Staples Retailing	15,434,760	—	—	15,434,760
Food Products	37,934,586	—	—	37,934,586
Health Care Equipment & Supplies	36,332,111	—	—	36,332,111
Health Care Providers & Services	40,155,939	—	—	40,155,939
Hotels, Restaurants & Leisure	43,451,726	—	—	43,451,726
Household Durables	33,114,539	—	—	33,114,539
Household Products	6,857,664	—	—	6,857,664
Industrial Conglomerates	16,855,963	—	—	16,855,963
Insurance	54,839,897	—	—	54,839,897
Internet & Catalog Retail	10,216,605	—	—	10,216,605
Internet Software & Services	14,281,673	—	—	14,281,673
IT Services	45,775,042	—	—	45,775,042
Leisure Products	1,525,678	—	—	1,525,678
Machinery	37,003,987	—	—	37,003,987
Media	18,204,134	—	—	18,204,134
Multi-Utilities	18,271,464	—	—	18,271,464
Oil, Gas & Consumable Fuels	52,792,707	—	—	52,792,707
Pharmaceuticals	20,823,179	—	—	20,823,179
Professional Services	14,530,831	—	—	14,530,831
Real Estate Investment Trusts (REITs)	111,507,005	—	—	111,507,005
Real Estate Management & Development	13,990,049	—	—	13,990,049
Road & Rail	10,424,558	—	—	10,424,558
Semiconductors & Semiconductor Equipment	65,035,028	—	—	65,035,028
Software	14,173,856	—	—	14,173,856
Specialty Retail	49,513,399	—	—	49,513,399
Textiles, Apparel & Luxury Goods	29,314,941	—	—	29,314,941
Thrifts & Mortgage Finance	6,577,397	—	$5,316,758	11,894,155
Transportation Infrastructure	9,432,698	—	—	9,432,698
Preferred Stocks:
Internet Software & Services	—	—	19,667,534	19,667,534
Software	—	—	15,210,711	15,210,711
Short-Term Securities	73,861,347	$3,662,773	—	77,524,120

Total	$1,253,912,596	$3,662,773	$42,817,226	$1,300,392,595

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$5,000	—	—	$ 5,000
Liabilities:
Collateral on securities loaned at value	—	$(3,662,773)	—	(3,662,773)

Total	$5,000	$(3,662,773)	—	$ (3,657,773)

During the six months ended March 31, 2016, there were no transfers between Level 1 and Level 2.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2016	43

Schedule of Investments (concluded)	BlackRock U.S. Opportunities Portfolio

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Preferred Stocks	Total
Assets:
Opening Balance, as of September 30, 2015	$5,811,198	$36,011,847	$41,823,045
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—
Other[1]	4,034,005	(4,034,005)	—
Accrued discounts/premiums	—	—	—
Net realized gain (loss)	2,370,272	—	2,370,272
Net change in unrealized appreciation (depreciation)[2,3]	312,483	2,900,403	3,212,886
Purchases	—	—	—
Sales	(4,588,977)	—	(4,588,977)

Closing Balance, as of March 31, 2016	$7,938,981	$34,878,245	$42,817,226

Net change in unrealized appreciation (depreciation) on investments still held at March 31, 2016[3]	$312,483	$2,900,403	$3,212,886

[1]	Certain Level 3 investments were re-classified between Common Stocks and Preferred Stocks.

[2]	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.

[3]

Any difference between Net change in unrealized appreciation (depreciation) and Net change in unrealized appreciation (depreciation) on investments still held at March 31, 2016, is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation techniques used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Fund’s Level 3 investments as of period end.

	Value	Valuation Techniques	Unobservable Inputs	Range of Unobservable Inputs Utilized	Weighted Average of Unobservable Inputs
Assets:
Common Stocks	$ 7,938,981	Market Comparables	Tangible Book Value Multiple[1]	1.50x
		Discounted Cash Flow	Discount Rate[2]	1.74%
			Time to Exit[2]	1-3 years
Preferred Stocks	$34,878,245	Market Comparables	Revenue Multiple[1]	12.00x - 32.79x	26.28x
			Revenue Multiple[1]	6.50x
			Revenue Growth Rate[1]	373.00%
			Revenue Growth Rate[1]	54.34% - 110.00%	81.70%
		Probability-Weighted Expected Return Model	Discount Rate[2]	25.00%
			IPO Exit Probability[1]	70.00%
			Merger & Acquisition Probability[1]	25.00%
			Revenue Growth Rate[1]	72.60%
			Revenue Multiple[1]	2.90x - 4.00x
			Time to Exit[2]	1-2 years

Total	$42,817,226

[1]	Increase in unobservable input may result in a significant increase to value, while a decrease in the unobservable input may result in a significant decrease to value.

[2]	Decrease in unobservable input may result in a significant increase to value, while an increase in the unobservable input may result in a significant decrease to value.

See Notes to Financial Statements.

44	BLACKROCK FUNDS	MARCH 31, 2016

Statements of Assets and Liabilities

March 31, 2016 (Unaudited)	BlackRock Global Opportunities Portfolio	BlackRock Health Sciences Opportunities Portfolio	BlackRock International Opportunities Portfolio	BlackRock Science & Technology Opportunities Portfolio	BlackRock U.S. Opportunities Portfolio

Assets
Investments at value — unaffiliated[1,2]	$244,906,381	$5,120,566,958	$748,765,387	$290,350,000	$1,222,868,475
Investments at value — affiliated[3]	220,108	256,937,800	93,475,533	10,122,174	77,524,120
Cash	—	—	—	—	5,000
Cash pledged for futures contracts	—	—	2,768,000	—	—
Foreign currency at value[4]	75,972	567,217	13,938,742	257,804	—
Receivables:
Investments sold	14,256,918	12,654,642	1,671,292	—	16,466,111
Securities lending income — affiliated	2	13,046	3,749	11,049	13,477
Capital shares sold	43,976	9,898,010	416,741	374,017	1,248,000
Dividends — affiliated	1,497	86,824	34,185	415	35,700
Dividends — unaffiliated	513,904	9,024,776	2,968,085	120,498	1,961,837
From the Manager	53,835	—	111,813	1,911	205,024
Unrealized appreciation on forward foreign currency exchange contracts	1,780,822	—	10,476,529	288,403	—
Prepaid expenses	45,634	155,275	43,672	58,211	70,867

Total assets	261,899,049	5,409,904,548	874,673,728	301,584,482	1,320,398,611

Liabilities
Collateral on securities loaned at value	2,327	6,376,124	2,518,030	8,156,226	3,662,773
Payables:
Investments purchased	—	4,862,872	—	—	13,401,942
Capital shares redeemed	311,247	13,145,289	1,902,725	653,671	4,058,929
Foreign taxes	1,976	3,250	—	—	—
Investment advisory fees	195,422	3,077,448	646,224	217,934	891,169
Officer’s and Trustees’ fees	3,766	42,612	11,052	3,115	13,892
Other accrued expenses	210,086	2,028,422	738,397	194,095	914,368
Other affiliates	10,723	265,252	43,682	17,206	107,346
Service and distribution fees	73,521	1,544,546	159,973	77,136	238,608
Variation margin on futures contracts	—	—	407,500	—	—
Unrealized depreciation on forward foreign currency exchange contracts	1,361,972	—	4,845,209	467,988	—

Total liabilities	2,171,040	31,345,815	11,272,792	9,787,371	23,289,027

Net Assets	$259,728,009	$5,378,558,733	$863,400,936	$291,797,111	$1,297,109,584

Net Assets Consist of
Paid-in capital	$329,848,071	$4,471,166,149	$839,893,225	$233,551,230	$1,045,088,496
Accumulated (distributions in excess of) net investment income (loss)	(2,058,300)	(15,953,311)	(7,997,011)	(3,745,075)	2,411,842
Accumulated net realized gain (loss)	(91,057,503)	27,151,578	(14,163,149)	(9,076,865)	40,033,805
Net unrealized appreciation/(depreciation)	22,995,741	896,194,317	45,667,871	71,067,821	209,575,441

Net Assets	$259,728,009	$5,378,558,733	$863,400,936	$291,797,111	$1,297,109,584

[1] Investments at cost — unaffiliated	$222,318,082	$4,224,335,932	$709,763,003	$219,101,972	$1,013,293,034
[2] Securities loaned at value	$2,263	$6,552,893	$2,427,028	$7,999,570	$3,628,686
[3] Investments at cost — affiliated	$220,108	$256,937,800	$93,475,533	$10,122,174	$77,524,120
[4] Foreign currency at cost	$75,855	$568,292	$13,808,249	$258,364	—

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2016	45

Statements of Assets and Liabilities (concluded)

March 31, 2016 (Unaudited)	BlackRock Global Opportunities Portfolio	BlackRock Health Sciences Opportunities Portfolio	BlackRock International Opportunities Portfolio	BlackRock Science & Technology Opportunities Portfolio	BlackRock U.S. Opportunities Portfolio

Net Asset Value
Institutional
Net assets	$51,970,701	$1,401,469,249	$383,121,678	$66,639,109	$713,501,598

Shares outstanding[1]	3,872,745	30,712,054	12,258,431	4,057,266	20,610,243

Net asset value	$13.42	$45.63	$31.25	$16.42	$34.62

Service
Net assets	—	$32,368,599	$15,474,058	$1,729,827	$25,123,266

Shares outstanding[1]	—	736,408	517,879	110,017	769,563

Net asset value	—	$43.95	$29.88	$15.72	$32.65

Investor A
Net assets	$155,712,832	$2,674,318,946	$377,561,233	$167,569,431	$373,460,915

Shares outstanding[1]	11,706,939	61,052,122	12,783,819	10,867,587	11,818,894

Net asset value	$13.30	$43.80	$29.53	$15.42	$31.60

Investor B
Net assets	—	$7,657,463	$1,337,922	—	$5,450,133

Shares outstanding[1]	—	189,438	49,752	—	210,404

Net asset value	—	$40.42	$26.89	—	$25.90

Investor C
Net assets	$44,267,209	$1,107,284,153	$85,906,045	$50,520,942	$179,573,672

Shares outstanding[1]	3,446,279	28,100,069	3,233,782	3,737,148	6,931,151

Net asset value	$12.84	$39.41	$26.57	$13.52	$25.91

Class R
Net assets	$7,777,267	$155,460,323	—	$5,337,802	—

Shares outstanding[1]	586,276	3,595,197	—	341,158	—

Net asset value	$13.27	$43.24	—	$15.65	—

[1]	Unlimited number of shares authorized, $0.001 par value.

See Notes to Financial Statements.

46	BLACKROCK FUNDS	MARCH 31, 2016

Statements of Operations

Six Months Ended March 31, 2016 (Unaudited)	BlackRock Global Opportunities Portfolio	BlackRock Health Sciences Opportunities Portfolio	BlackRock International Opportunities Portfolio	BlackRock Science & Technology Opportunities Portfolio	BlackRock U.S. Opportunities Portfolio

Investment Income
Dividends — unaffiliated	$2,005,094	$33,785,404	$7,780,248	$746,838	$10,369,005
Dividends — affiliated	7,728	292,975	90,138	5,863	101,399
Interest	(265)	(2,257)	5,462	192	4
Securities lending — affiliated — net	65	123,733	6,299	32,520	132,440
Foreign taxes withheld	(125,593)	(474,251)	(789,214)	(12,151)	(4,119)

Total income	1,887,029	33,725,604	7,092,933	773,262	10,598,729

Expenses
Investment advisory	1,245,971	19,494,155	4,564,365	1,261,061	6,326,410
Service and distribution — class specific	451,725	9,892,845	991,166	455,494	1,495,301
Transfer agent — class specific	217,992	3,926,601	794,673	288,075	1,067,845
Administration	58,838	1,024,711	188,821	59,550	271,933
Professional	39,587	67,139	45,130	37,583	53,775
Accounting services	38,724	589,859	114,894	39,143	121,915
Registration	29,898	124,957	42,980	37,565	46,832
Custodian	27,900	124,046	77,704	18,599	39,596
Administration — class specific	27,711	573,027	91,375	27,991	135,121
Printing	13,234	81,605	42,900	11,275	30,099
Officer and Trustees	6,791	78,432	16,352	6,374	21,941
Miscellaneous	17,751	52,135	26,986	16,571	23,691
Recoupment of past waived and/or reimbursed fees — class specific	—	—	—	8,939	17,088

Total expenses	2,176,122	36,029,512	6,997,346	2,268,220	9,651,547
Less:
Fees waived by the Manager	(13,360)	(83,631)	(477,042)	(2,064)	(791,958)
Administration fees waived — class specific	(27,711)	—	(91,375)	(7,002)	(131,796)
Transfer agent fees waived — class specific	(6,715)	—	(12,928)	(2,631)	(12,880)
Transfer agent fees reimbursed — class specific	(168,317)	—	(387,413)	(2,723)	(628,631)

Total expenses after fees waived and/or reimbursed	1,960,019	35,945,881	6,028,588	2,253,800	8,086,282

Net investment income (loss)	(72,990)	(2,220,277)	1,064,345	(1,480,538)	2,512,447

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	(3,976,878)	83,943,305	(11,442,974)	(2,929,402)	51,951,985
Capital gain distribution received from affiliated underlying funds	247	5,470	1,058	189	1,137
Litigation proceeds	219,649	180,972	—	47,504	1,868
Options written	—	905,577	—	(604,430)	—
Futures contracts	—	—	4,813,397	—	—
Foreign currency transactions	284,860	8,778,780	3,626,782	1,089,976	—

	(3,472,122)	93,814,104	(3,001,737)	(2,396,163)	51,954,990

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	4,292,125	(220,406,232)	(211,670)	15,553,231	(48,273,682)
Investments — affiliated	—	—	—	—	(18,755,296)
Options written	—	(48,473)	—	(226,241)	—
Futures contracts	—	—	935,738	—	—
Foreign currency translations	382,184	(2,998,145)	6,209,796	(655,226)	—

	4,674,309	(223,452,850)	6,933,864	14,671,764	(67,028,978)

Net realized and unrealized gain (loss)	1,202,187	(129,638,746)	3,932,127	12,275,601	(15,073,988)

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,129,197	$ (131,859,023)	$4,996,472	$10,795,063	$ (12,561,541)

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2016	47

Statements of Changes in Net Assets

	BlackRock Global Opportunities Portfolio		BlackRock Health Sciences Opportunities Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30, 2015	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30, 2015

Operations
Net investment income (loss)	$(72,990)	$800,951	$(2,220,277)	$(14,511,920)
Net realized gain (loss)	(3,472,122)	8,428,592	93,814,104	605,727,860
Net change in unrealized appreciation (depreciation)	4,674,309	(21,846,411)	(223,452,850)	(166,091,445)

Net increase (decrease) in net assets resulting from operations	1,129,197	(12,616,868)	(131,859,023)	425,124,495

Distributions to Shareholders[1]
From net investment income:
Institutional	(601,726)	(1,182,326)	(22,298,254)	(3,636,340)
Service	—	—	(478,881)	(7,864)
Investor A	(844,438)	(2,755,653)	(37,514,609)	(969,029)
Investor B	—	—	(29,351)	—
Investor C	—	(299,620)	(11,253,614)	—
Class R	—	(109,637)	(1,841,925)	—
From net realized gain:
Institutional	—	—	(156,511,804)	(81,656,296)
Service	—	—	(3,892,637)	(2,189,953)
Investor A	—	—	(304,226,033)	(152,909,044)
Investor B	—	—	(1,169,065)	(1,328,583)
Investor C	—	—	(138,472,716)	(61,611,824)
Class R	—	—	(16,680,004)	(5,828,156)

Decrease in net assets resulting from distributions to shareholders	(1,446,164)	(4,347,236)	(694,368,893)	(310,137,089)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(12,087,575)	(30,384,098)	503,491,581	1,441,555,085

Net Assets
Total increase (decrease) in net assets	(12,404,542)	(47,348,202)	(322,736,335)	1,556,542,491
Beginning of period	272,132,551	319,480,753	5,701,295,068	4,144,752,577

End of period	$259,728,009	$272,132,551	$5,378,558,733	$5,701,295,068

Undistributed (distributions in excess of) net investment income (loss), end of period	$(2,058,300)	$(539,146)	$(15,953,311)	$59,683,600

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

48	BLACKROCK FUNDS	MARCH 31, 2016

Statements of Changes in Net Assets (concluded)

	BlackRock International Opportunities Portfolio		BlackRock Science & Technology Opportunities Portfolio		BlackRock U.S. Opportunities Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30, 2015	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30, 2015	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30, 2015

Operations
Net investment income (loss)	$1,064,345	$6,396,395	$(1,480,538)	$(2,279,957)	$2,512,447	$(1,165,928)
Net realized gain (loss)	(3,001,737)	(1,869,106)	(2,396,163)	12,543,641	51,954,990	114,981,354
Net change in unrealized appreciation (depreciation)	6,933,864	(95,409,644)	14,671,764	5,253,250	(67,028,978)	(76,389,035)

Net increase (decrease) in net assets resulting from operations	4,996,472	(90,882,355)	10,795,063	15,516,934	(12,561,541)	37,426,391

Distributions to Shareholders[1]
From net investment income:
Institutional	(830,904)	(14,511,733)	—	—	—	—
Service	—	(656,317)	—	—	—	—
Investor A	—	(13,763,636)	—	—	—	—
Investor B	—	(46,719)	—	—	—	—
Investor C	—	(2,388,654)	—	—	—	—
From net realized gain:
Institutional	—	(58,313,800)	—	—	(58,975,801)	(119,058,466)
Service	—	(2,959,800)	—	—	(2,251,232)	(4,386,545)
Investor A	—	(62,289,732)	—	—	(33,477,630)	(63,008,538)
Investor B	—	(313,351)	—	—	(648,243)	(1,680,434)
Investor C	—	(14,061,426)	—	—	(19,472,522)	(34,791,330)

Decrease in net assets resulting from distributions to shareholders	(830,904)	(169,305,168)	—	—	(114,825,428)	(222,925,313)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(98,117,209)	(343,132,942)	34,169,945	19,308,554	18,911,361	72,080,757

Net Assets
Total increase (decrease) in net assets	(93,951,641)	(603,320,465)	44,965,008	34,825,488	(108,475,608)	(113,418,165)
Beginning of period	957,352,577	1,560,673,042	246,832,103	212,006,615	1,405,585,192	1,519,003,357

End of period	$863,400,936	$957,352,577	$291,797,111	$246,832,103	$1,297,109,584	$1,405,585,192

Undistributed (distributions in excess of) net investment income (loss), end of period	$(7,997,011)	$(8,230,452)	$(3,745,075)	$(2,264,537)	$2,411,842	$(100,605)

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2016	49

Financial Highlights	BlackRock Global Opportunities Portfolio

	Institutional
	Six Months Ended March 31, 2016	Year Ended September 30,
	(Unaudited)	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of period	$13.34	$14.19	$13.42	$11.11	$9.32	$10.52

Net investment income[1]	0.02	0.09	0.12	0.10	0.14	0.08
Net realized and unrealized gain (loss)	0.17	(0.69)	0.65	2.36	1.67	(1.20)[2]

Net increase (decrease) from investment operations	0.19	(0.60)	0.77	2.46	1.81	(1.12)

Distributions from net investment income[3]	(0.11)	(0.25)	—	(0.15)	(0.02)	(0.08)

Net asset value, end of period	$13.42	$13.34	$14.19	$13.42	$11.11	$9.32

Total Return[4]
Based on net asset value	1.40%[5,6]	(4.28)%	5.74%	22.40%	19.45%	(10.81)%[7]

Ratios to Average Net Assets
Total expenses	1.21%[8]	1.21%	1.20%	1.22%	1.25%	1.53%[9]

Total expenses after fees waived and/or reimbursed and paid indirectly	1.06%[8]	1.06%	1.06%	1.06%	1.06%	1.34%

Net investment income	0.27%[8]	0.62%	0.82%	0.83%	1.35%	0.68%

Supplemental Data
Net assets, end of period (000)	$51,971	$57,826	$61,601	$63,182	$54,448	$58,793

Portfolio turnover rate	39%	64%	99%	149%	122%	137%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Includes a payment received from a settlement of litigation, which impacted the Fund’s total return. Excluding the payment from a settlement of litigation, the Fund’s total return is 1.33%.

[6]	Aggregate total return.

[7]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

[8]	Annualized.

[9]	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended September 30, 2011 the ratio would have been 1.52%.

See Notes to Financial Statements.

50	BLACKROCK FUNDS	MARCH 31, 2016

Financial Highlights (continued)	BlackRock Global Opportunities Portfolio

	Investor A
	Six Months Ended March 31, 2016	Year Ended September 30,
	(Unaudited)	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of period	$13.20	$14.04	$13.32	$11.02	$9.26	$10.45

Net investment income[1]	0.00 [2]	0.05	0.08	0.07	0.11	0.05
Net realized and unrealized gain (loss)	0.17	(0.68)	0.64	2.35	1.66	(1.20)[3]

Net increase (decrease) from investment operations	0.17	(0.63)	0.72	2.42	1.77	(1.15)

Distributions from net investment income[4]	(0.07)	(0.21)	—	(0.12)	(0.01)	(0.04)

Net asset value, end of period	$13.30	$13.20	$14.04	$13.32	$11.02	$9.26

Total Return[5]
Based on net asset value	1.27%[6,7]	(4.55)%	5.41%	22.14%	19.16%	(11.11)%[8]

Ratios to Average Net Assets
Total expenses	1.50%[9]	1.48%	1.46%	1.48%	1.52%	1.76	%[1][0]

Total expenses after fees waived and/or reimbursed and paid indirectly	1.33%[9]	1.33%	1.33%	1.33%	1.33%	1.61%

Net investment income	0.04%[9]	0.35%	0.56%	0.56%	1.06%	0.42%

Supplemental Data
Net assets, end of period (000)	$155,713	$163,932	$191,653	$202,343	$195,961	$210,299

Portfolio turnover rate	39%	64%	99%	149%	122%	137%

[1]	Based on average shares outstanding.

[2]	Amount is less than $0.005 per share.

[3]	Includes redemption fees, which are less than $0.005 per share.

[4]	Distributions for annual periods determined in accordance with federal income tax regulations.

[5]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[6]	Includes a payment received from a settlement of litigation, which impacted the Fund’s total return. Excluding the payment from a settlement of litigation, the Fund’s total return is 1.19%.

[7]	Aggregate total return.

[8]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

[9]	Annualized.

[10]	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended September 30, 2011 the ratio would have been 1.74%.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2016	51

Financial Highlights (continued)	BlackRock Global Opportunities Portfolio

	Investor C
	Six Months Ended March 31, 2016	Year Ended September 30,
	(Unaudited)	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of period	$12.74	$13.54	$12.94	$10.71	$9.06	$10.27

Net investment income (loss)[1]	(0.05)	(0.06)	(0.03)	(0.03)	0.03	(0.04)
Net realized and unrealized gain (loss)	0.15	(0.66)	0.63	2.28	1.62	(1.17)[2]

Net increase (decrease) from investment operations	0.10	(0.72)	0.60	2.25	1.65	(1.21)

Distributions from net investment income[3]	—	(0.08)	—	(0.02)	—	—

Net asset value, end of period	$12.84	$12.74	$13.54	$12.94	$10.71	$9.06

Total Return[4]
Based on net asset value	0.86%[5,6]	(5.32)%	4.64%	21.07%	18.21%	(11.78)%[7]

Ratios to Average Net Assets
Total expenses	2.27%[8]	2.27%	2.24%	2.28%	2.32%	2.59%[9]

Total expenses after fees waived and/or reimbursed and paid indirectly	2.14%[8]	2.14%	2.14%	2.14%	2.14%	2.42%

Net investment income (loss)	(0.77)%[8]	(0.47)%	(0.25)%	(0.25)%	0.26%	(0.38)%

Supplemental Data
Net assets, end of period (000)	$44,267	$42,066	$51,845	$55,494	$54,332	$58,687

Portfolio turnover rate	39%	64%	99%	149%	122%	137%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Includes a payment received from a settlement of litigation, which impacted the Fund’s total return. Excluding the payment from a settlement of litigation, the Fund’s total return is 0.79%.

[6]	Aggregate total return.

[7]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

[8]	Annualized.

[9]	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended September 30, 2011 the ratio would have been 2.57%.

See Notes to Financial Statements.

52	BLACKROCK FUNDS	MARCH 31, 2016

Financial Highlights (concluded)	BlackRock Global Opportunities Portfolio

	Class R
	Six Months Ended March 31, 2016	Year Ended September 30,				Period September 12, 2011[1] to September 30,
	(Unaudited)	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of period	$13.12	$13.94	$13.28	$10.99	$9.26	$9.76

Net investment income (loss)[2]	(0.02)	(0.01)	0.02	0.02	0.08	0.00 [3]
Net realized and unrealized gain (loss)	0.17	(0.68)	0.64	2.35	1.65	(0.50)[4]

Net increase (decrease) from investment operations	0.15	(0.69)	0.66	2.37	1.73	(0.50)

Distributions from net investment income[5]	—	(0.13)	—	(0.08)	(0.00)[6]	—

Net asset value, end of period	$13.27	$13.12	$13.94	$13.28	$10.99	$9.26

Total Return[7]
Based on net asset value	1.07%[8,9]	(4.95)%	4.97%	21.71%	18.72%	(4.83)%[9,10]

Ratios to Average Net Assets
Total expenses	1.86%[11]	1.81%[12]	1.81%[12]	1.81%[12]	1.80%[12]	1.98%[11]

Total expenses after fees waived and/or reimbursed and paid indirectly	1.72%[11]	1.72%	1.72%	1.72%	1.65%	1.72%[11]

Net investment income (loss)	(0.34)%[11]	(0.07)%	0.17%	0.18%	0.74%	0.23%[11]

Supplemental Data
Net assets, end of period (000)	$7,777	$8,308	$12,483	$14,371	$14,704	$14,891

Portfolio turnover rate	39%	64%	99%	149%	122%	137%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Amount is less than $0.005 per share.

[4]	Includes redemption fees, which are less than $0.005 per share.

[5]	Distributions for annual periods determined in accordance with federal income tax regulations.

[6]	Amount is greater than $(0.005) per share.

[7]	Where applicable, assumes the reinvestment of distributions.

[8]	Includes a payment received from a settlement of litigation, which impacted the Fund’s total return. Excluding the payment from a settlement of litigation, the Fund’s total return is 0.99%.

[9]	Aggregate total return.

[10]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

[11]	Annualized.

[12]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the years ended September 30, 2013 and September 30, 2012, the ratio would have been 1.80% and 1.79%, respectively. There was no financial impact to the expense ratios for the years ended September 30, 2015 and September 30, 2014.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2016	53

Financial Highlights	BlackRock Health Sciences Opportunities Portfolio

	Institutional
	Six Months Ended March 31, 2016	Year Ended September 30,
	(Unaudited)	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of period	$52.51	$50.07	$43.24	$34.62	$28.77	$28.92

Net investment income[1]	0.07	0.05	0.09	0.20	0.15	0.02
Net realized and unrealized gain (loss)	(0.74)	5.96	10.94	10.82	7.26	1.23 [2]

Net increase (decrease) from investment operations	(0.67)	6.01	11.03	11.02	7.41	1.25

Distributions:[3]
From net investment income	(0.77)	(0.15)	(0.15)	(0.18)	—	(0.05)
From net realized gain	(5.44)	(3.42)	(4.05)	(2.22)	(1.56)	(1.35)

Total distributions	(6.21)	(3.57)	(4.20)	(2.40)	(1.56)	(1.40)

Net asset value, end of period	$45.63	$52.51	$50.07	$43.24	$34.62	$28.77

Total Return[4]
Based on net asset value	(2.03)%[5,6]	12.25%	27.74%	34.07%	27.06%	4.41%[7]

Ratios to Average Net Assets
Total expenses	0.89%[8]	0.88%	0.91%	0.94%	0.98%	1.00%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.89%[8]	0.88%	0.91%	0.94%	0.98%	1.00%

Net investment income	0.28%[8]	0.09%	0.20%	0.54%	0.47%	0.07%

Supplemental Data
Net assets, end of period (000)	$1,401,469	$1,513,269	$1,141,938	$748,148	$473,193	$362,292

Portfolio turnover rate	26%	50%	57%	94%	135%	135%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.

[6]	Aggregate total return.

[7]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

[8]	Annualized.

See Notes to Financial Statements.

54	BLACKROCK FUNDS	MARCH 31, 2016

Financial Highlights (continued)	BlackRock Health Sciences Opportunities Portfolio

	Service
	Six Months Ended March 31, 2016	Year Ended September 30,
	(Unaudited)	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of period	$50.77	$48.51	$42.02	$33.72	$28.05	$28.22

Net investment income (loss)[1]	(0.00)[2]	(0.10)	(0.04)	0.09	0.05	(0.07)
Net realized and unrealized gain (loss)	(0.71)	5.79	10.61	10.53	7.10	1.19 [3]

Net increase (decrease) from investment operations	(0.71)	5.69	10.57	10.62	7.15	1.12

Distributions:[4]
From net investment income	(0.67)	(0.01)	(0.03)	(0.10)	—	—
From net realized gain	(5.44)	(3.42)	(4.05)	(2.22)	(1.48)	(1.29)

Total distributions	(6.11)	(3.43)	(4.08)	(2.32)	(1.48)	(1.29)

Net asset value, end of period	$43.95	$50.77	$48.51	$42.02	$33.72	$28.05

Total Return[5]
Based on net asset value	(2.19)%[6,7]	11.95%	27.36%	33.68%	26.73%	4.04%[8]

Ratios to Average Net Assets
Total expenses	1.17%[9]	1.16%	1.21%	1.23%	1.28%	1.32%[10]

Total expenses after fees waived and/or reimbursed and paid indirectly	1.17%[9]	1.15%	1.20%	1.23%	1.28%	1.31%

Net investment income (loss)	(0.00)%[9,11]	(0.19)%	(0.08)%	0.25%	0.18%	(0.24)%

Supplemental Data
Net assets, end of period (000)	$32,369	$35,583	$30,139	$23,035	$14,921	$13,478

Portfolio turnover rate	26%	50%	57%	94%	135%	135%

[1]	Based on average shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Includes redemption fees, which are less than $0.005 per share.

[4]	Distributions for annual periods determined in accordance with federal income tax regulations.

[5]	Where applicable, assumes the reinvestment of distributions.

[6]	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.

[7]	Aggregate total return.

[8]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

[9]	Annualized.

[10]	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended September 30, 2011 the ratio would have been 1.31%.

[11]	Amount is greater than (0.005)%.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2016	55

Financial Highlights (continued)	BlackRock Health Sciences Opportunities Portfolio

	Investor A
	Six Months Ended March 31, 2016	Year Ended September 30,
	(Unaudited)	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of period	$50.61	$48.38	$41.92	$33.64	$28.00	$28.18

Net investment income (loss)[1]	0.00 [2]	(0.10)	(0.03)	0.09	0.05	(0.07)
Net realized and unrealized gain (loss)	(0.70)	5.77	10.57	10.51	7.07	1.19 [3]

Net increase (decrease) from investment operations	(0.70)	5.67	10.54	10.60	7.12	1.12

Distributions:[4]
From net investment income	(0.67)	(0.02)	(0.03)	(0.10)	—	—
From net realized gain	(5.44)	(3.42)	(4.05)	(2.22)	(1.48)	(1.30)

Total distributions	(6.11)	(3.44)	(4.08)	(2.32)	(1.48)	(1.30)

Net asset value, end of period	$43.80	$50.61	$48.38	$41.92	$33.64	$28.00

Total Return[5]
Based on net asset value	(2.20)%[6,7]	11.94%	27.37%	33.73%	26.68%	4.03%[8]

Ratios to Average Net Assets
Total expenses	1.18%[9]	1.16%	1.19%	1.22%	1.29%	1.31%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.17%[9]	1.15%	1.19%	1.21%	1.28%	1.31%

Net investment income (loss)	0.00%[9,10]	(0.19)%	(0.07)%	0.26%	0.17%	(0.24)%

Supplemental Data
Net assets, end of period (000)	$2,674,319	$2,827,428	$2,051,816	$1,641,026	$1,018,429	$825,046

Portfolio turnover rate	26%	50%	57%	94%	135%	135%

[1]	Based on average shares outstanding.

[2]	Amount is less than $0.005 per share.

[3]	Includes redemption fees, which are less than $0.005 per share.

[4]	Distributions for annual periods determined in accordance with federal income tax regulations.

[5]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[6]	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.

[7]	Aggregate total return.

[8]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

[9]	Annualized.

[10]	Less than 0.01%.

See Notes to Financial Statements.

56	BLACKROCK FUNDS	MARCH 31, 2016

Financial Highlights (continued)	BlackRock Health Sciences Opportunities Portfolio

	Investor B
	Six Months Ended March 31, 2016	Year Ended September 30,
	(Unaudited)	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of period	$46.82	$44.84	$38.99	$31.46	$26.26	$26.39

Net investment loss[1]	(0.19)	(0.48)	(0.34)	(0.17)	(0.17)	(0.28)
Net realized and unrealized gain (loss)	(0.63)	5.37	9.83	9.79	6.63	1.14 [2]

Net increase (decrease) from investment operations	(0.82)	4.89	9.49	9.62	6.46	0.86

Distributions:[3]
From net investment income	(0.14)	—	—	—	—	—
From net realized gain	(5.44)	(2.91)	(3.64)	(2.09)	(1.26)	(0.99)

Total distributions	(5.58)	(2.91)	(3.64)	(2.09)	(1.26)	(0.99)

Net asset value, end of period	$40.42	$46.82	$44.84	$38.99	$31.46	$26.26

Total Return[4]
Based on net asset value	(2.59)%[5,6]	11.06%	26.40%	32.63%	25.70%	3.27%[7]

Ratios to Average Net Assets
Total expenses	2.00%[8]	1.95%	1.98%	2.02%	2.07%	2.06%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.99%[8]	1.95%	1.98%	2.02%	2.07%	2.06%

Net investment loss	(0.85)%[8]	(0.98)%	(0.85)%	(0.51)%	(0.59)%	(0.99)%

Supplemental Data
Net assets, end of period (000)	$7,657	$11,016	$23,321	$39,048	$40,452	$46,180

Portfolio turnover rate	26%	50%	57%	94%	135%	135%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.

[6]	Aggregate total return.

[7]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

[8]	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2016	57

Financial Highlights (continued)	BlackRock Health Sciences Opportunities Portfolio

	Investor C
	Six Months Ended March 31, 2016	Year Ended September 30,
	(Unaudited)	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of period	$46.05	$44.36	$38.77	$31.34	$26.18	$26.37

Net investment loss[1]	(0.15)	(0.45)	(0.32)	(0.16)	(0.16)	(0.27)
Net realized and unrealized gain (loss)	(0.61)	5.31	9.74	9.74	6.62	1.14 [2]

Net increase (decrease) from investment operations	(0.76)	4.86	9.42	9.58	6.46	0.87

Distributions:[3]
From net investment income	(0.44)	—	—	(0.00)[4]	—	—
From net realized gain	(5.44)	(3.17)	(3.83)	(2.15)	(1.30)	(1.06)

Total distributions	(5.88)	(3.17)	(3.83)	(2.15)	(1.30)	(1.06)

Net asset value, end of period	$39.41	$46.05	$44.36	$38.77	$31.34	$26.18

Total Return[5]
Based on net asset value	(2.51)%[6,7]	11.14%	26.46%	32.71%	25.80%	3.32%[8]

Ratios to Average Net Assets
Total expenses	1.89%[9]	1.88%	1.91%	1.95%	2.01%	2.02%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.89%[9]	1.87%	1.91%	1.95%	2.01%	2.02%

Net investment loss	(0.71)%[9]	(0.90)%	(0.80)%	(0.48)%	(0.55)%	(0.95)%

Supplemental Data
Net assets, end of period (000)	$1,107,284	$1,167,437	$822,928	$596,123	$384,910	$327,855

Portfolio turnover rate	26%	50%	57%	94%	135%	135%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[6]	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.

[7]	Aggregate total return.

[8]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

[9]	Annualized.

See Notes to Financial Statements.

58	BLACKROCK FUNDS	MARCH 31, 2016

Financial Highlights (concluded)	BlackRock Health Sciences Opportunities Portfolio

	Class R
	Six Months Ended March 31, 2016	Year Ended September 30,				Period September 12, 2011[1] to September 30,
	(Unaudited)	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of period	$50.04	$47.94	$41.62	$33.46	$28.00	$28.19

Net investment loss[2]	(0.07)	(0.26)	(0.17)	(0.03)	(0.07)	(0.01)
Net realized and unrealized gain (loss)	(0.69)	5.72	10.52	10.43	7.05	(0.18)[3]

Net increase (decrease) from investment operations	(0.76)	5.46	10.35	10.40	6.98	(0.19)

Distributions:[4]
From net investment income	(0.60)	—	—	(0.02)	—	—
From net realized gain	(5.44)	(3.36)	(4.03)	(2.22)	(1.52)	—

Total distributions	(6.04)	(3.36)	(4.03)	(2.24)	(1.52)	—

Net asset value, end of period	$43.24	$50.04	$47.94	$41.62	$33.46	$28.00

Total Return[5]
Based on net asset value	(2.32)%[6,7]	11.59%	27.05%	33.21%	26.17%	(0.64)%[7,8]

Ratios to Average Net Assets
Total expenses	1.49%[9]	1.46%	1.49%	1.55%[10]	1.70%	1.75%[9]

Total expenses after fees waived and/or reimbursed and paid indirectly	1.48%[9]	1.45%	1.49%	1.55%	1.68%	1.75%[9]

Net investment loss	(0.29)%[9]	(0.48)%	(0.38)%	(0.09)%	(0.24)%	(0.82)%[9]

Supplemental Data
Net assets, end of period (000)	$155,460	$146,562	$74,611	$31,319	$14,613	$9,580

Portfolio turnover rate	26%	50%	57%	94%	135%	135%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Includes redemption fees, which are less than $0.005 per share.

[4]	Distributions for annual periods determined in accordance with federal income tax regulations.

[5]	Where applicable, assumes the reinvestment of distributions.

[6]	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.

[7]	Aggregate total return.

[8]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

[9]	Annualized.

[10]	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended September 30, 2013 the ratio would have been 1.54%.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2016	59

Financial Highlights	BlackRock International Opportunities Portfolio

	Institutional
	Six Months Ended March 31, 2016	Year Ended September 30,
	(Unaudited)	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of period	$31.10	$38.51	$38.58	$32.82	$28.37	$32.76

Net investment income[1]	0.08	0.27	0.48	0.48	0.56	0.49
Net realized and unrealized gain (loss)	0.13	(3.05)	(0.38)	5.84	4.49	(4.52)[2]

Net increase (decrease) from investment operations	0.21	(2.78)	0.10	6.32	5.05	(4.03)

Distributions:[3]
From net investment income	(0.06)	(0.92)	(0.07)	(0.56)	(0.60)	(0.36)
From net realized gain	—	(3.71)	(0.10)	—	—	—

Total distributions	(0.06)	(4.63)	(0.17)	(0.56)	(0.60)	(0.36)

Net asset value, end of period	$31.25	$31.10	$38.51	$38.58	$32.82	$28.37

Total Return[4]
Based on net asset value	0.72%[5]	(7.60)%	0.25%	19.50%	18.08%	(12.50)%[6]

Ratios to Average Net Assets
Total expenses	1.28%[7,8]	1.27%	1.22%	1.23%	1.29%	1.26%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.06%[7,8]	1.14%	1.19%	1.23%	1.29%	1.26%

Net investment income	0.50%[7,8]	0.77%	1.19%	1.34%	1.83%	1.41%

Supplemental Data
Net assets, end of period (000)	$383,122	$424,099	$730,062	$775,659	$798,205	$792,695

Portfolio turnover rate	24%	66%	138%	157%	99%	116%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

[7]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30,
		2015	2014	2013	2012	2011
Investments in underlying funds	0.01%	N/A	N/A	N/A	N/A	N/A

[8]	Annualized.

See Notes to Financial Statements.

60	BLACKROCK FUNDS	MARCH 31, 2016

Financial Highlights (continued)	BlackRock International Opportunities Portfolio

	Service
	Six Months Ended March 31, 2016	Year Ended September 30,
	(Unaudited)	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of period	$29.72	$37.01	$37.16	$31.62	$27.34	$31.58

Net investment income[1]	0.02	0.17	0.34	0.26	0.39	0.34
Net realized and unrealized gain (loss)	0.14	(2.93)	(0.34)	5.67	4.33	(4.37)[2]

Net increase (decrease) from investment operations	0.16	(2.76)	0.00	5.93	4.72	(4.03)

Distributions:[3]
From net investment income	—	(0.82)	(0.05)	(0.39)	(0.44)	(0.21)
From net realized gain	—	(3.71)	(0.10)	—	—	—

Total distributions	—	(4.53)	(0.15)	(0.39)	(0.44)	(0.21)

Net asset value, end of period	$29.88	$29.72	$37.01	$37.16	$31.62	$27.34

Total Return[4]
Based on net asset value	0.54%[5]	(7.86)%	(0.03)%	18.93%	17.48%	(12.88)%[6]

Ratios to Average Net Assets
Total expenses	1.57%[7,8]	1.53%[9]	1.51%[9]	1.71%[9]	1.90%[9]	1.66%[9]

Total expenses after fees waived and/or reimbursed and paid indirectly	1.39%[7,8]	1.42%	1.48%	1.71%	1.80%	1.65%

Net investment income	0.13%[7,8]	0.51%	0.87%	0.76%	1.31%	1.02%

Supplemental Data
Net assets, end of period (000)	$15,474	$19,269	$30,049	$40,885	$47,598	$47,846

Portfolio turnover rate	24%	66%	138%	157%	99%	116%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

[7]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30,
		2015	2014	2013	2012	2011
Investments in underlying funds	0.01%	N/A	N/A	N/A	N/A	N/A

[8]	Annualized.

[9]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended September 30, 2013 the ratio would have been 1.60%. There was no financial impact to the expense ratios for the years ended September 30, 2015, September 30, 2014, September 30, 2012 and September 30, 2011.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2016	61

Financial Highlights (continued)	BlackRock International Opportunities Portfolio

	Investor A
	Six Months Ended March 31, 2016	Year Ended September 30,
	(Unaudited)	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of period	$29.38	$36.64	$36.80	$31.33	$27.10	$31.33

Net investment income[1]	0.02	0.15	0.33	0.35	0.45	0.39
Net realized and unrealized gain (loss)	0.13	(2.88)	(0.34)	5.59	4.30	(4.34)[2]

Net increase (decrease) from investment operations	0.15	(2.73)	(0.01)	5.94	4.75	(3.95)

Distributions:[3]
From net investment income	—	(0.82)	(0.05)	(0.47)	(0.52)	(0.28)
From net realized gain	—	(3.71)	(0.10)	—	—	—

Total distributions	—	(4.53)	(0.15)	(0.47)	(0.52)	(0.28)

Net asset value, end of period	$29.53	$29.38	$36.64	$36.80	$31.33	$27.10

Total Return[4]
Based on net asset value	0.55%[5]	(7.87)%	(0.06)%	19.16%	17.74%	(12.77)%[6]

Ratios to Average Net Assets
Total expenses	1.59%[7,8]	1.58%[9]	1.53%	1.52%	1.57%	1.54%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.39%[7,8]	1.46%	1.50%	1.52%	1.57%	1.53%

Net investment income	0.16%[7,8]	0.44%	0.86%	1.02%	1.52%	1.16%

Supplemental Data
Net assets, end of period (000)	$377,561	$415,805	$662,683	$753,074	$692,445	$703,201

Portfolio turnover rate	24%	66%	138%	157%	99%	116%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

[7]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30,
		2015	2014	2013	2012	2011
Investments in underlying funds	0.01%	N/A	N/A	N/A	N/A	N/A

[8]	Annualized.

[9]	Includes recoupment of past waived and/or reimbursed fees. There was no financial impact to the expense ratio for the year ended September 30, 2015.

See Notes to Financial Statements.

62	BLACKROCK FUNDS	MARCH 31, 2016

Financial Highlights (continued)	BlackRock International Opportunities Portfolio

	Investor B
	Six Months Ended March 31, 2016	Year Ended September 30,
	(Unaudited)	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of period	$26.87	$33.89	$34.27	$29.15	$25.18	$29.10

Net investment income (loss)[1]	(0.10)	(0.12)	(0.04)	0.02	0.16	0.10
Net realized and unrealized gain (loss)	0.12	(2.64)	(0.24)	5.25	4.03	(4.01)[2]

Net increase (decrease) from investment operations	0.02	(2.76)	(0.28)	5.27	4.19	(3.91)

Distributions:[3]
From net investment income	—	(0.55)	—	(0.15)	(0.22)	(0.01)
From net realized gain	—	(3.71)	(0.10)	—	—	—

Total distributions	—	(4.26)	(0.10)	(0.15)	(0.22)	(0.01)

Net asset value, end of period	$26.89	$26.87	$33.89	$34.27	$29.15	$25.18

Total Return[4]
Based on net asset value	0.11%[5]	(8.65)%	(0.84)%	18.15%	16.72%	(13.45)%[6]

Ratios to Average Net Assets
Total expenses	2.56%[7,8]	2.48%	2.39%	2.40%	2.41%	2.32%

Total expenses after fees waived and/or reimbursed and paid indirectly	2.26%[7,8]	2.31%	2.29%	2.40%	2.41%	2.32%

Net investment income (loss)	(0.78)%[7,8]	(0.38)%	(0.12)%	0.06%	0.60%	0.34%

Supplemental Data
Net assets, end of period (000)	$1,338	$1,845	$3,058	$6,507	$10,813	$15,568

Portfolio turnover rate	24%	66%	138%	157%	99%	116%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

[7]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30,
		2015	2014	2013	2012	2011
Investments in underlying funds	0.01%	N/A	N/A	N/A	N/A	N/A

[8]	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2016	63

Financial Highlights (concluded)	BlackRock International Opportunities Portfolio

	Investor C
	Six Months Ended March 31, 2016	Year Ended September 30,
	(Unaudited)	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of period	$26.52	$33.56	$33.93	$28.91	$24.98	$28.92

Net investment income (loss)[1]	(0.08)	(0.07)	0.04	0.07	0.20	0.11
Net realized and unrealized gain (loss)	0.13	(2.63)	(0.31)	5.17	3.98	(3.98)[2]

Net increase (decrease) from investment operations	0.05	(2.70)	(0.27)	5.24	4.18	(3.87)

Distributions:[3]
From net investment income	—	(0.63)	—	(0.22)	(0.25)	(0.07)
From net realized gain	—	(3.71)	(0.10)	—	—	—

Total distributions	—	(4.34)	(0.10)	(0.22)	(0.25)	(0.07)

Net asset value, end of period	$26.57	$26.52	$33.56	$33.93	$28.91	$24.98

Total Return[4]
Based on net asset value	0.19%[5]	(8.56)%	(0.82)%	18.25%	16.83%	(13.44)%[6]

Ratios to Average Net Assets
Total expenses	2.36%[7,8]	2.32%	2.27%	2.30%	2.34%	2.31%

Total expenses after fees waived and/or reimbursed and paid indirectly	2.13%[7,8]	2.20%	2.23%	2.30%	2.34%	2.31%

Net investment income	(0.58)%[7,8]	(0.24)%	0.11%	0.24%	0.73%	0.37%

Supplemental Data
Net assets, end of period (000)	$85,906	$96,334	$134,821	$148,136	$148,910	$169,481

Portfolio turnover rate	24%	66%	138%	157%	99%	116%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

[7]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30,
		2015	2014	2013	2012	2011
Investments in underlying funds	0.01%	N/A	N/A	N/A	N/A	N/A

[8]	Annualized.

See Notes to Financial Statements.

64	BLACKROCK FUNDS	MARCH 31, 2016

Financial Highlights	BlackRock Science & Technology Opportunities Portfolio

	Institutional
	Six Months Ended March 31, 2016	Year Ended September 30,
	(Unaudited)	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of period	$15.61	$14.37	$12.27	$10.01	$8.61	$9.02

Net investment loss[1]	(0.06)	(0.09)	(0.10)	(0.03)	(0.06)	(0.06)
Net realized and unrealized gain (loss)	0.87	1.33	2.20	2.29	1.46	(0.35)[2]

Net increase (decrease) from investment operations	0.81	1.24	2.10	2.26	1.40	(0.41)

Net asset value, end of period	$16.42	$15.61	$14.37	$12.27	$10.01	$8.61

Total Return[3]
Based on net asset value	5.19%[4,5]	8.63%	17.11%	22.58%	16.26%	(4.55)%[6]

Ratios to Average Net Assets
Total expenses	1.27%[7]	1.31%[8]	1.36%	1.50%[8]	1.45%[8]	1.46%[8]

Total expenses after fees waived and/or reimbursed and paid indirectly	1.23%[7]	1.27%	1.29%	1.36%	1.39%	1.39%

Net investment loss	(0.68)%[7]	(0.58)%	(0.74)%	(0.34)%	(0.63)%	(0.60)%

Supplemental Data
Net assets, end of period (000)	$66,639	$57,306	$53,922	$36,218	$34,022	$33,982

Portfolio turnover rate	37%	78%	99%	86%	320%	103%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.

[5]	Aggregate total return.

[6]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

[7]	Annualized.

[8]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the years ended September 30, 2013 and September 30, 2012, the ratio would have been 1.49% and 1.44%, respectively. There was no financial impact to the expense ratios for the years ended September 30, 2015 and September 30, 2011.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2016	65

Financial Highlights (continued)	BlackRock Science & Technology Opportunities Portfolio

	Service
	Six Months Ended March 31, 2016	Year Ended September 30,
	(Unaudited)	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of period	$14.96	$13.80	$11.81	$9.66	$8.32	$8.72

Net investment loss[1]	(0.07)	(0.12)	(0.13)	(0.05)	(0.08)	(0.07)
Net realized and unrealized gain (loss)	0.83	1.28	2.12	2.20	1.42	(0.33)[2]

Net increase (decrease) from investment operations	0.76	1.16	1.99	2.15	1.34	(0.40)

Net asset value, end of period	$15.72	$14.96	$13.80	$11.81	$9.66	$8.32

Total Return[3]
Based on net asset value	5.08%[4,5]	8.41%	16.85%	22.26%	16.11%	(4.59)%[6]

Ratios to Average Net Assets
Total expenses	1.48%[7]	1.48%[8]	1.50%	1.56%[8]	1.57%[8]	1.55%[8]

Total expenses after fees waived and/or reimbursed and paid indirectly	1.48%[7]	1.48%	1.46%	1.56%	1.57%	1.53%

Net investment loss	(0.93)%[7]	(0.77)%	(0.93)%	(0.54)%	(0.81)%	(0.74)%

Supplemental Data
Net assets, end of period (000)	$1,730	$1,527	$1,297	$869	$944	$851

Portfolio turnover rate	37%	78%	99%	86%	320%	103%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.

[5]	Aggregate total return.

[6]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

[7]	Annualized.

[8]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the years ended September 30, 2015, September 30, 2012 and September 30, 2011, the ratio would have been 1.45%, 1.56%, and 1.54%, respectively. There was no financial impact to the expense ratios for the year ended September 30, 2013.

See Notes to Financial Statements.

66	BLACKROCK FUNDS	MARCH 31, 2016

Financial Highlights (continued)	BlackRock Science & Technology Opportunities Portfolio

	Investor A
	Six Months Ended March 31, 2016	Year Ended September 30,
	(Unaudited)	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of period	$14.68	$13.55	$11.61	$9.51	$8.21	$8.62

Net investment loss[1]	(0.08)	(0.13)	(0.14)	(0.06)	(0.09)	(0.09)
Net realized and unrealized gain (loss)	0.82	1.26	2.08	2.16	1.39	(0.32)[2]

Net increase (decrease) from investment operations	0.74	1.13	1.94	2.10	1.30	(0.41)

Net asset value, end of period	$15.42	$14.68	$13.55	$11.61	$9.51	$8.21

Total Return[3]
Based on net asset value	5.04%[4,5]	8.34%	16.71%	22.08%	15.84%	(4.76)%[6]

Ratios to Average Net Assets
Total expenses	1.54%[7,8]	1.60%[7]	1.64%[7]	1.72%[7]	1.72%[7]	1.79%[7]

Total expenses after fees waived and/or reimbursed and paid indirectly	1.54%[8]	1.59%	1.61%	1.70%	1.71%	1.78%

Net investment loss	(0.99)%[8]	(0.90)%	(1.07)%	(0.67)%	(0.95)%	(0.98)%

Supplemental Data
Net assets, end of period (000)	$167,569	$140,951	$118,814	$97,437	$106,466	$106,632

Portfolio turnover rate	37%	78%	99%	86%	320%	103%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.

[5]	Aggregate total return.

[6]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

[7]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the six months ended March 31, 2016 and years ended September 30, 2015, September 30, 2014, September 30, 2012 and September 30, 2011, the ratio would have been 1.53%, 1.57%, 1.63%, 1.70% and 1.71%, respectively. There was no financial impact to the expense ratios for the year ended September 30, 2013.

[8]	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2016	67

Financial Highlights (continued)	BlackRock Science & Technology Opportunities Portfolio

	Investor C
	Six Months Ended March 31, 2016	Year Ended September 30,
	(Unaudited)	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of period	$12.92	$12.03	$10.39	$8.58	$7.47	$7.92

Net investment loss[1]	(0.12)	(0.23)	(0.22)	(0.14)	(0.15)	(0.16)
Net realized and unrealized gain (loss)	0.72	1.12	1.86	1.95	1.26	(0.29)[2]

Net increase (decrease) from investment operations	0.60	0.89	1.64	1.81	1.11	(0.45)

Net asset value, end of period	$13.52	$12.92	$12.03	$10.39	$8.58	$7.47

Total Return[3]
Based on net asset value	4.64%[4,5]	7.40%	15.78%	21.10%	14.86%	(5.68)%[6]

Ratios to Average Net Assets
Total expenses	2.32%[7]	2.40%[8]	2.46%[8]	2.58%[8]	2.60%[8]	2.68%[8]

Total expenses after fees waived and/or reimbursed and paid indirectly	2.32%[7]	2.40%	2.44%	2.57%	2.60%	2.67%

Net investment loss	(1.77)%[7]	(1.71)%	(1.90)%	(1.56)%	(1.84)%	(1.88)%

Supplemental Data
Net assets, end of period (000)	$50,521	$41,989	$32,194	$28,234	$26,543	$27,651

Portfolio turnover rate	37%	78%	99%	86%	320%	103%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.

[5]	Aggregate total return.

[6]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

[7]	Annualized.

[8]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the years ended September 30, 2015, September 30, 2014, September 30, 2012 and September 30, 2011, the ratio would have been 2.39%, 2.45%, 2.59%, and 2.59%, respectively. There was no financial impact to the expense ratios for the year ended September 30, 2013.

See Notes to Financial Statements.

68	BLACKROCK FUNDS	MARCH 31, 2016

Financial Highlights (concluded)	BlackRock Science & Technology Opportunities Portfolio

	Class R
	Six Months Ended March 31, 2016	Year Ended September 30,
	(Unaudited)	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of period	$14.92	$13.81	$11.86	$9.74	$8.43	$8.88

Net investment loss[1]	(0.10)	(0.18)	(0.18)	(0.09)	(0.12)	(0.12)
Net realized and unrealized gain (loss)	0.83	1.29	2.13	2.21	1.43	(0.33)[2]

Net increase (decrease) from investment operations	0.73	1.11	1.95	2.12	1.31	(0.45)

Net asset value, end of period	$15.65	$14.92	$13.81	$11.86	$9.74	$8.43

Total Return[3]
Based on net asset value	4.89%[4,5]	8.04%	16.44%	21.77%	15.54%	(5.07)%[6]

Ratios to Average Net Assets
Total expenses	1.86%[7,8]	1.86%[7]	1.91%[7]	1.97%[7]	2.00%[7]	2.00%[7]

Total expenses after fees waived and/or reimbursed and paid indirectly	1.84%[8]	1.85%	1.89%	1.93%	1.99%	2.00%

Net investment loss	(1.29)%[8]	(1.16)%	(1.35)%	(0.92)%	(1.23)%	(1.21)%

Supplemental Data
Net assets, end of period (000)	$5,338	$5,060	$4,195	$4,555	$4,329	$3,518

Portfolio turnover rate	37%	78%	99%	86%	320%	103%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.

[5]	Aggregate total return.

[6]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

[7]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the six months ended March 31, 2016 and the years ended September 30, 2015, September 30, 2014 and September 30, 2012, the ratio would have been 1.84%, 1.83%, 1.89% and 1.99%, respectively. There was no financial impact to the expense ratios for the years ended September 30, 2013 and September 30, 2011.

[8]	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2016	69

Financial Highlights	BlackRock U.S. Opportunities Portfolio

	Institutional
	Six Months Ended March 31, 2016	Year Ended September 30,
	(Unaudited)	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of period	$37.71	$42.91	$45.82	$36.42	$33.86	$36.94

Net investment income (loss)[1]	0.12	0.09	(0.07)	0.11	0.19	0.05
Net realized and unrealized gain (loss)	(0.29)	0.89	6.49	10.41	6.31	(2.44)[2]

Net increase (decrease) from investment operations	(0.17)	0.98	6.42	10.52	6.50	(2.39)

Distributions:[3]
From net investment income	—	—	—	(0.33)	—	—
From net realized gains	(2.92)	(6.18)	(9.33)	(0.79)	(3.94)	(0.69)

Total distributions	(2.92)	(6.18)	(9.33)	(1.12)	(3.94)	(0.69)

Net asset value, end of period	$34.62	$37.71	$42.91	$45.82	$36.42	$33.86

Total Return[4]
Based on net asset value	(0.61)%[5,6]	2.21%	16.28%	29.79%	20.40%	(6.75)%[7]

Ratios to Average Net Assets
Total expenses	1.20%[8]	1.33%	1.34%[9]	1.37%	1.30%	1.36%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.91%[8]	0.91%	0.94%	1.01%	1.03%	1.03%

Net investment income (loss)	0.66%[8]	0.22%	(0.17)%	0.28%	0.52%	0.12%

Supplemental Data
Net assets, end of period (000)	$713,502	$768,068	$732,297	$676,540	$1,294,928	$1,905,254

Portfolio turnover rate	41%	64%	66%	82%	106%	120%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.

[6]	Aggregate total return.

[7]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

[8]	Annualized.

[9]	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.

See Notes to Financial Statements.

70	BLACKROCK FUNDS	MARCH 31, 2016

Financial Highlights (continued)	BlackRock U.S. Opportunities Portfolio

	Service
	Six Months Ended March 31, 2016	Year Ended September 30,
	(Unaudited)	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of period	$35.80	$40.51	$43.72	$34.71	$32.44	$35.40

Net investment income (loss)[1]	0.04	(0.11)	(0.23)	(0.09)	0.02	(0.12)
Net realized and unrealized gain (loss)	(0.27)	0.89	6.16	9.98	6.03	(2.34)[2]

Net increase (decrease) from investment operations	(0.23)	0.78	5.93	9.89	6.05	(2.46)

Distributions:[3]
From net investment income	—	—	—	(0.09)	—	—
From net realized gains	(2.92)	(5.49)	(9.14)	(0.79)	(3.78)	(0.50)

Total distributions	(2.92)	(5.49)	(9.14)	(0.88)	(3.78)	(0.50)

Net asset value, end of period	$32.65	$35.80	$40.51	$43.72	$34.71	$32.44

Total Return[4]
Based on net asset value	(0.82)%[5,6]	1.80%	15.82%	29.26%	19.80%	(7.16)%[7]

Ratios to Average Net Assets
Total expenses	1.43%[8,9]	1.68%[8]	1.59%[8]	1.61%	1.62%	1.57%[8]

Total expenses after fees waived and/or reimbursed and paid indirectly	1.31%[9]	1.31%	1.34%	1.45%	1.51%	1.46%

Net investment income (loss)	0.26%[9]	(0.28)%	(0.57)%	(0.22)%	0.05%	(0.30)%

Supplemental Data
Net assets, end of period (000)	$25,123	$27,489	$140,498	$155,414	$159,939	$183,604

Portfolio turnover rate	41%	64%	66%	82%	106%	120%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.

[6]	Aggregate total return.

[7]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

[8]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the six months ended March 31, 2016 and the year ended September 30, 2015, the ratio would have been 1.30% and 1.67%. There was no financial impact to the expense ratio for the years ended September 30, 2014 and September 30, 2011.

[9]	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2016	71

Financial Highlights (continued)	BlackRock U.S. Opportunities Portfolio

	Investor A
	Six Months Ended March 31, 2016	Year Ended September 30,
	(Unaudited)	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of period	$34.74	$39.96	$43.23	$34.30	$32.08	$35.02

Net investment income (loss)[1]	0.04	(0.07)	(0.23)	(0.09)	0.01	(0.13)
Net realized and unrealized gain (loss)	(0.26)	0.85	6.09	9.86	5.97	(2.31)[2]

Net increase (decrease) from investment operations	(0.22)	0.78	5.86	9.77	5.98	(2.44)

Distributions:[3]
From net investment income	—	—	—	(0.05)	—	—
From net realized gains	(2.92)	(6.00)	(9.13)	(0.79)	(3.76)	(0.50)

Total distributions	(2.92)	(6.00)	(9.13)	(0.84)	(3.76)	(0.50)

Net asset value, end of period	$31.60	$34.74	$39.96	$43.23	$34.30	$32.08

Total Return[4]
Based on net asset value	(0.81)%[5,6]	1.82%	15.83%	29.19%	19.82%	(7.19)%[7]

Ratios to Average Net Assets
Total expenses	1.47%[8]	1.60%[9]	1.61%[9]	1.63%[9]	1.62%[9]	1.59%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.31%[8]	1.31%	1.34%	1.47%	1.51%	1.49%

Net investment income (loss)	0.26%[8]	(0.18)%	(0.58)%	(0.23)%	0.03%	(0.34)%

Supplemental Data
Net assets, end of period (000)	$373,461	$404,123	$423,779	$512,224	$610,343	$888,293

Portfolio turnover rate	41%	64%	66%	82%	106%	120%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.

[6]	Aggregate total return.

[7]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

[8]	Annualized.

[9]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the years ended September 30, 2015 and September 30, 2014, the ratio would have been 1.59% and 1.60%, respectively. There was no financial impact to the expense ratios for the years ended September 30, 2013 and September 30, 2012.

See Notes to Financial Statements.

72	BLACKROCK FUNDS	MARCH 31, 2016

Financial Highlights (continued)	BlackRock U.S. Opportunities Portfolio

	Investor B
	Six Months Ended March 31, 2016	Year Ended September 30,
	(Unaudited)	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of period	$29.10	$34.37	$38.39	$30.72	$29.11	$31.96

Net investment loss[1]	(0.07)	(0.32)	(0.48)	(0.35)	(0.23)	(0.40)
Net realized and unrealized gain (loss)	(0.21)	0.75	5.31	8.79	5.39	(2.06)[2]

Net increase (decrease) from investment operations	(0.28)	0.43	4.83	8.44	5.16	(2.46)

Distributions from net realized gains[3]	(2.92)	(5.70)	(8.85)	(0.77)	(3.55)	(0.39)

Net asset value, end of period	$25.90	$29.10	$34.37	$38.39	$30.72	$29.11

Total Return[4]
Based on net asset value	(1.20)%[5,6]	1.01%	14.90%	28.19%	18.87%	(7.90)%[7]

Ratios to Average Net Assets
Total expenses	2.27%[8]	2.38%[9]	2.39%[9]	2.43%[9]	2.42%[9]	2.39%[9]

Total expenses after fees waived and/or reimbursed and paid indirectly	2.05%[8]	2.10%	2.14%	2.26%	2.30%	2.28%

Net investment loss	(0.49)%[8]	(1.00)%	(1.37)%	(1.04)%	(0.74)%	(1.12)%

Supplemental Data
Net assets, end of period (000)	$5,450	$7,145	$10,935	$13,107	$12,833	$15,047

Portfolio turnover rate	41%	64%	66%	82%	106%	120%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.

[6]	Aggregate total return.

[7]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

[8]	Annualized.

[9]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the years ended September 30, 2015, September 30, 2014, September 30, 2013 and September 30, 2011, the ratio would have been 2.37%, 2.37%, 2.42% and 2.37%, respectively. There was no financial impact to the expense ratios for the year ended September 30, 2012.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2016	73

Financial Highlights (concluded)	BlackRock U.S. Opportunities Portfolio

	Investor C
	Six Months Ended March 31, 2016	Year Ended September 30,
	(Unaudited)	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of period	$29.10	$34.43	$38.44	$30.75	$29.11	$31.95

Net investment loss[1]	(0.07)	(0.30)	(0.46)	(0.33)	(0.21)	(0.38)
Net realized and unrealized gain (loss)	(0.20)	0.74	5.32	8.79	5.39	(2.07)[2]

Net increase (decrease) from investment operations	(0.27)	0.44	4.86	8.46	5.18	(2.45)

Distributions from net realized gains[3]	(2.92)	(5.77)	(8.87)	(0.77)	(3.54)	(0.39)

Net asset value, end of period	$25.91	$29.10	$34.43	$38.44	$30.75	$29.11

Total Return[4]
Based on net asset value	(1.16)%[5,6]	1.03%	14.97%	28.22%	18.94%	(7.87)%[7]

Ratios to Average Net Assets
Total expenses	2.20%[8]	2.32%[9]	2.33%[9]	2.38%	2.35%	2.34%[9]

Total expenses after fees waived and/or reimbursed and paid indirectly	2.05%[8]	2.06%	2.09%	2.22%	2.25%	2.24%

Net investment loss	(0.48)%[8]	(0.93)%	(1.32)%	(0.98)%	(0.69)%	(1.08)%

Supplemental Data
Net assets, end of period (000)	$179,574	$198,760	$211,493	$212,162	$226,350	$282,586

Portfolio turnover rate	41%	64%	66%	82%	106%	120%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.

[6]	Aggregate total return.

[7]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

[8]	Annualized.

[9]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the years ended September 30, 2014 and September 30, 2011, the ratio would have been 2.32% and 2.33%, respectively. There was no financial impact to the expense ratio for the year ended September 30, 2015.

See Notes to Financial Statements.

74	BLACKROCK FUNDS	MARCH 31, 2016

Notes to Financial Statements (Unaudited)

1. Organization:

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust is registered as an open-end management investment company. The Trust is organized as a Massachusetts business trust. The following are referred to herein collectively as the “Funds” or individually, a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification

BlackRock Global Opportunities Portfolio	Global Opportunities	Diversified
BlackRock Health Sciences Opportunities Portfolio	Health Sciences Opportunities	Non-diversified
BlackRock International Opportunities Portfolio	International Opportunities	Diversified
BlackRock Science & Technology Opportunities Portfolio	Science & Technology Opportunities	Diversified
BlackRock U.S. Opportunities Portfolio	U.S. Opportunities	Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to shareholder servicing and distribution of such shares. Institutional and Service Shares are sold only to certain eligible investors. Investor B Shares are only available through exchanges and distribution reinvestments by current holders and for purchase by certain employer-sponsored retirement plans. Investor A and Investor C Shares are generally available through financial intermediaries. Class R Shares are available only to certain employer-sponsored retirement plans. On June 23, 2015, all of the issued and outstanding Investor B Shares of Global Opportunities and Science & Technology Opportunities were converted into Investor A Shares with the same relative aggregate net asset value (“NAV”). Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution and service plan).

Share Class	Initial Sales Charge	CDSC	Conversion Privilege

Institutional, Service and Class R Shares	No	No	None
Investor A Shares	Yes	No1	None
Investor B Shares	No	Yes	To Investor A Shares after approximately 8 years
Investor C Shares	No	Yes	None

[1]	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Foreign Currency: Each Fund’s books and records are maintained in U.S. dollars. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., forward foreign currency exchange contracts and futures contracts) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital

BLACKROCK FUNDS	MARCH 31, 2016	75

Notes to Financial Statements (continued)

gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Funds are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on its relative net assets or other appropriate methods.

The Funds had an arrangement with their custodian whereby fees were reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposed fees on overdrawn cash balances, which were offset by accumulated credits earned or have resulted in additional custody charges.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Funds for all financial instruments.

Fair Value Inputs and Methodologies: The following methods (or “techniques”) and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Funds’ net assets. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

The Funds value their investment in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Funds may withdraw up to 25% of their investment daily, although the Manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

76	BLACKROCK FUNDS	MARCH 31, 2016

Notes to Financial Statements (continued)

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such instruments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement which, include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of each Funds’ pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments are typically categorized as Level 3. The fair value hierarchy for each Fund’s investments and derivative financial instruments have been included in the Schedules of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Preferred Stock: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

BLACKROCK FUNDS	MARCH 31, 2016	77

Notes to Financial Statements (continued)

Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending: The Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Funds are entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan, all of which were classified as common stocks in the Funds’ Schedules of Investments, and the value of the related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following tables are a summary of the Funds’ securities lending agreements by counterparty which are subject to offset under an MSLA:

Global Opportunities

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount

State Street Bank and Trust Co.	$2,263	$(2,263)	—

Health Sciences Opportunities

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount[2]

Citigroup Global Markets, Inc.	$2,294,784	$(2,216,160)	$ 78,624
Goldman Sachs & Co.	2,927,453	(2,869,889)	57,564
Morgan Stanley	1,330,656	(1,290,075)	40,581

Total	$6,552,893	$(6,376,124)	$176,769

International Opportunities

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount

Goldman Sachs & Co.	$ 891,933	$ (891,933)	—
Nomura Securities International, Inc.	6,653	(6,653)	—
UBS Securities LLC	1,528,442	(1,528,442)	—

Total	$2,427,028	$(2,427,028)	—

78	BLACKROCK FUNDS	MARCH 31, 2016

Notes to Financial Statements (continued)

Science & Technology Opportunities

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount

BNP Paribas S.A	$ 219,841	$ (219,841)	—
Credit Suisse Securities (USA) LLC	2,760,559	(2,760,559)	—
Goldman Sachs & Co.	2,417,607	(2,417,607)	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	1,567,965	(1,567,965)	—
Morgan Stanley	1,033,598	(1,033,598)	—

Total	$7,999,570	$(7,999,570)	—

U.S. Opportunities

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount

Morgan Stanley	$ 731,358	$ (731,358)	—
SG Americas Securities LLC	2,872,125	(2,872,125)	—
State Street Bank and Trust Co.	25,203	(25,203)	—

Total	$3,628,686	$(3,628,686)	—

[1]

Collateral with a value of $2,327, $6,376,124, $2,518,030, $8,156,226 and $3,662,773 has been received in connection with securities lending agreements for Global Opportunities, Health Sciences Opportunities, International Opportunities, Science & Technology Opportunities and U.S. Opportunities, respectively. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the tables above.

[2]

The market value of the loaned securities is determined as of March 31, 2016. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as equity risk or foreign currency exchange rate risk. Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Certain Funds invest in long and/or short positions in futures contracts and options on futures contracts to gain exposure to, or manage exposure to changes in the value of equity securities (equity risk).

Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date.

Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin)”. Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contacts in the Statements of Assets and Liabilities.

When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest or foreign currency exchange rates or underlying assets.

BLACKROCK FUNDS	MARCH 31, 2016	79

Notes to Financial Statements (continued)

Forward Foreign Currency Exchange Contracts: Certain Funds enter into forward foreign currency exchange contracts to gain or reduce exposure, to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market.

The daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: Certain Funds purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments (including equity risk) and/or in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value — unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Funds write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, such option is covered by cash in an amount sufficient to cover the obligation.

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Master Netting Arrangement: In order to better define their contractual rights and to secure rights that will help them mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Funds’ net assets decline by a stated percentage or the Funds fail to meet the terms of their ISDA Master Agreements. The result would cause the Funds to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from their counterparties are not fully collateralized, they

80	BLACKROCK FUNDS	MARCH 31, 2016

Notes to Financial Statements (continued)

bear the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, they bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contacts.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee based on a percentage of each Fund’s average daily net assets at the following annual rates:

	First $1 Billion	$1 Billion - $2 Billion	$2 Billion - $3 Billion	Greater than $3 Billion
Global Opportunities and Science & Technology Opportunities	0.900%	0.850%	0.800%	0.750%
Health Sciences Opportunities	0.750%	0.700%	0.675%	0.650%
International Opportunities	1.000%	0.950%	0.900%	0.850%
U.S. Opportunities[1]	0.950%	0.900%	0.875%	0.850%

[1]	Effective October 1, 2015.

Prior to October 1, 2015, the investment advisory fee rates for U.S. Opportunities were as follows:

	First $1 Billion	$1 Billion - $2 Billion	$2 Billion - $3 Billion	Greater than $3 Billion
U.S. Opportunities	1.100%	1.050%	1.025%	1.000%

Service and Distribution Fees

The Trust, on behalf of the Funds, entered into a Distribution Agreement and a Distribution and a Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Service	Investor A	Investor B	Investor C	Class R
Service Fee	0.25%	0.25%	0.25%	0.25%	0.25%
Distribution Fee	—	—	0.75%	0.75%	0.25%

Pursuant to sub-agreements with BRIL, broker dealers and BRIL provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Service, Investor A, Investor B, Investor C and Class R shareholders.

For the six months ended March 31, 2016, the following table shows the class specific service and distribution fees borne directly by each class of each Fund:

	Service	Investor A	Investor B	Investor C	Class R	Total
Global Opportunities	—	$203,380	—	$228,303	$20,042	$451,725
Health Sciences Opportunities	$44,067	$3,553,307	$48,033	$5,858,464	$388,974	$9,892,845
International Opportunities	$22,946	$498,214	$8,253	$461,753	—	$991,166
Science & Technology Opportunities	$2,017	$201,064	—	$240,407	$12,006	$455,494
U.S. Opportunities	$33,295	$486,505	$31,158	$944,343	—	$1,495,301

BLACKROCK FUNDS	MARCH 31, 2016	81

Notes to Financial Statements (continued)

Administration

The Trust, on behalf of the Funds, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Fund. The administration fees, which is shown as administration in the Statements of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fee
First $500 Million	0.0425%
$500 Million - $1 Billion	0.0400%
$1 Billion - $2 Billion	0.0375%
$2 Billion - $4 Billion	0.0350%
$4 Billion - $13 Billion	0.0325%
Greater than $13 Billion	0.0300%

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Statements of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the six months ended March 31, 2016, the following table shows the class specific administration fees borne directly by each class of each Fund:

	Institutional	Service	Investor A	Investor B	Investor C	Class R	Total
Global Opportunities	$6,073	—	$16,270	—	$4,566	$802	$27,711
Health Sciences Opportunities	$151,548	$3,525	$284,265	$961	$117,169	$15,559	$573,027
International Opportunities	$40,282	$1,836	$39,857	$165	$9,235	—	$91,375
Science & Technology Opportunities	$6,457	$161	$16,085	—	$4,808	$480	$27,991
U.S. Opportunities	$74,027	$2,664	$38,920	$623	$18,887	—	$135,121

The Manager may have, at its discretion, voluntarily waived all or any portion of its administration fees for a Fund or a share class, which are included in administration fees waived — class specific in the Statements of Operations.

Transfer Agent

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended March 31, 2016, the Funds paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Service	Investor A	Total
Health Sciences Opportunities	$759	$34	$356	$1,149
International Opportunities	$29,335	$1,391	$2,018	$32,744
Science & Technology Opportunities	$6	—	$2,140	$2,146
U.S. Opportunities	$5,531	$50	$3,382	$8,963

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing subscriptions and redemptions based upon instructions from shareholders. For the six months ended March 31, 2016, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Service	Investor A	Investor B	Investor C	Class R	Total
Global Opportunities	$1,682	—	$4,281	—	$752	—	$6,715
Health Sciences Opportunities	$8,037	$167	$43,061	$1,253	$12,869	$686	$66,073
International Opportunities	$1,589	—	$8,960	$260	$2,119	—	$12,928
Science & Technology Opportunities	$4,015	$16	$5,458	—	$1,751	—	$11,240
U.S. Opportunities	—	$143	$10,562	$327	$2,866	—	$13,898

82	BLACKROCK FUNDS	MARCH 31, 2016

Notes to Financial Statements (continued)

For the six months ended March 31, 2016, the following table shows the class specific transfer agent fees borne directly by each class of each Fund:

	Institutional	Service	Investor A	Investor B	Investor C	Class R	Total
Global Opportunities	$35,650	—	$130,560	—	$40,721	$11,061	$217,992
Health Sciences Opportunities	$886,013	$26,275	$2,164,674	$10,506	$675,975	$163,158	$3,926,601
International Opportunities	$286,619	$15,861	$387,966	$3,413	$100,814	—	$794,673
Science & Technology Opportunities	$59,655	$1,225	$162,575	—	$58,330	$6,290	$288,075
U.S. Opportunities	$581,547	$143	$339,266	$6,862	$140,027	—	$1,067,845

Other Fees

For the six months ended March 31, 2016, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Global Opportunities	$1,992
Health Sciences Opportunities	$214,344
International Opportunities	$8,544
Science & Technology Opportunities	$20,315
U.S. Opportunities	$19,706

For the six months ended March 31, 2016, affiliates received CDSCs as follows:

	Investor A	Investor C
Global Opportunities	$823	$215
Health Sciences Opportunities	$47,324	$110,574
International Opportunities	$2,301	$2,227
Science & Technology Opportunities	$2,665	$5,018
U.S. Opportunities	$4,066	$3,276

Expense Limitations/Waivers/Reimbursements/Recoupments

The Manager, with respect to the Funds, contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Funds’ business. The expense limitations as a percentage of average daily net assets are as follows:

	Global Opportunities	Health Sciences Opportunities	International Opportunities	Science & Technology Opportunities	U.S. Opportunities
Institutional	1.06%	N/A	1.06%	1.23%	0.91%
Service	1.70%[1]	N/A	1.39%	1.55%	1.31%
Investor A	1.33%	N/A	1.39%	1.55%	1.31%
Investor B	N/A	N/A	2.26%	N/A	2.05%
Investor C	2.14%	N/A	2.13%	2.39%	2.05%
Class R	1.72%	N/A	1.95%[1]	1.84%	1.56%[1]

[1]	There were no shares outstanding as of March 31, 2016.

The Manager has agreed not to reduce or discontinue this contractual expense limitation prior to February 1, 2017, unless approved by the Board, including a majority of the Independent Trustees or by a majority of the outstanding voting securities of the Funds.

The Manager, with respect to each Fund, voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds. These amounts are included in fees waived by the Manager in the Statements of Operations. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Fund’s investment in other affiliated investment companies, if any. For the six months ended March 31, 2016, the amounts waived were as follows:

Global Opportunities	$2,220
Health Sciences Opportunities	$83,631
International Opportunities	$20,604
Science & Technology Opportunities	$2,064
U.S. Opportunities	$24,272

In addition, effective February 1, 2016, the Manager has contractually agreed to waive 0.10% of International Opportunities’ investment advisory fee through January 31, 2017.

BLACKROCK FUNDS	MARCH 31, 2016	83

Notes to Financial Statements (continued)

The amounts waived and/or reimbursed are included in fees waived by the Manager and shown as administration fees waived — class specific, transfer agent fees waived — class specific, transfer agent fees reimbursed — class specific, respectively, in the Statements of Operations. For the six months ended March 31, 2016, the amounts included in fees waived by the Manager were as follows:

Global Opportunities	$11,140
International Opportunities	$456,438
U.S. Opportunities	$767,686

Class specific expense waivers and reimbursements are as follows:

Administration Fees Waived	Institutional	Service	Investor A	Investor B	Investor C	Class R	Total
Global Opportunities	$ 6,073	—	$16,270	—	$ 4,566	$802	$ 27,711
International Opportunities	$40,282	$1,836	$39,857	$165	$ 9,235	—	$ 91,375
Science & Technology Opportunities	$ 6,054	—	$ 779	—	—	$169	$ 7,002
U.S. Opportunities	$74,027	—	$38,920	$623	$18,226	—	$131,796

Transfer Agent Fees Waived	Institutional	Investor A	Investor B	Investor C	Total
Global Opportunities	$1,682	$ 4,281	—	$ 752	$ 6,715
International Opportunities	$1,589	$ 8,960	$260	$2,119	$12,928
Science & Technology Opportunities	$2,631	—	—	—	$ 2,631
U.S. Opportunities	—	$10,562	$327	1,991	$12,880

Transfer Agent Fees Reimbursed	Institutional	Service	Investor A	Investor B	Investor C	Class R	Total
Global Opportunities	$ 33,416	—	$108,783	—	$21,541	$4,577	$168,317
International Opportunities	$199,046	$4,639	$134,962	$1,184	$47,582	—	$387,413
Science & Technology Opportunities	$ 2,480	—	—	—	—	$ 243	$ 2,723
U.S. Opportunities	$581,539	—	$ 37,272	$2,246	$ 7,574	—	$628,631

If during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of the following expenses:

(a)	The amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement.

(b)	The amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that:

•	The Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year.

•	The Manager or an affiliate continues to serve as the Fund’s investment advisor or administrator.

In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived and/or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

For the six months ended March 31, 2016, the Manager recouped the following Fund level and class specific waivers and/or reimbursements previously recorded by the Funds:

	Service	Investor A	Investor C	Class R	Total
Science & Technology Opportunities	—	$8,319	$319	$301	$8,939
U.S. Opportunities	$17,088	—	—	—	$17,088

On March 31, 2016, the Fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring September 30,
	2016	2017	2018
Global Opportunities
Fund Level	$6,998	$32,249	$11,140
Institutional	$86,621	$87,544	$41,171
Investor A	$267,938	$264,785	$129,334
Investor C	$53,906	$57,189	$26,859
Class R	$12,490	$8,830	$5,379

84	BLACKROCK FUNDS	MARCH 31, 2016

Notes to Financial Statements (continued)

	Expiring September 30,
	2016	2017	2018
International Opportunities
Fund Level	—	$1,212,296	$456,438
Institutional	—	$ 170,793	$240,917
Service	—	$ 783	$ 6,475
Investor A	—	$ 102,556	$183,779
Investor B	—	$ 1,687	$ 1,609
Investor C	—	$ 28,820	$ 58,936
Science & Technology Opportunities
Institutional	$ 32,859	$ 22,593	$ 11,165
Investor A	—	$ 2,451	$ 779
Class R	—	—	$ 412
U.S. Opportunities
Fund Level	$3,593,356	$4,049,480	$767,686
Institutional	$1,207,230	$1,423,563	$655,566
Service	$ 18,324	$ 54,467	—
Investor A	$ 154,724	$ 121,700	$ 86,754
Investor B	$ 1,843	$ 2,373	$ 3,196
Investor C	—	$ 4,834	$ 27,791

Securities Lending

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Funds are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment advisor to the private investment company will not charge any advisory fees with respect to shares purchased by the Funds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent. Pursuant to a securities lending agreement, BIM may lend securities only when the difference between the borrower rebate rate and the risk free rate exceeds a certain level (such securities, the “specials only securities”).

Pursuant to such agreement, each Fund retains 80% of securities lending income. In addition, commencing the business day following the date that the aggregate securities lending income earned across certain funds in the Equity-Liquidity Complex in a calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of the calendar year securities lending income in an amount equal to 85% of securities lending income. The share of securities lending income earned by each Fund is shown as securities lending — affiliated — net in the Statements of Operations. For the six months ended March 31, 2016, each Fund paid BIM the following amounts for securities lending agent services:

Global Opportunities	$ 16
Health Sciences Opportunities	$28,149
International Opportunities	$ 1,575
Science & Technology Opportunities	$ 7,448
U.S. Opportunities	$31,431

Officers and Trustees

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in Officer and Trustees in the Statements of Operations.

Other Transactions

The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees. For the six months ended March 31, 2016, the purchase and sale transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales
Health Sciences Opportunities	$8,602,214	—
International Opportunities	—	$756,038

BLACKROCK FUNDS	MARCH 31, 2016	85

Notes to Financial Statements (continued)

7. Purchases and Sales:

For the six months ended March 31, 2016, purchases and sales of investments, excluding short-term securities, were as follows:

	Global Opportunities	Health Sciences Opportunities	International Opportunities	Science & Technology Opportunities	U.S. Opportunities
Purchases	$106,218,230	$1,406,157,243	$206,323,145	$145,841,470	$535,037,529
Sales	$129,399,318	$1,610,642,214	$364,174,309	$101,794,262	$650,114,663

8. Income Tax Information:

It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

The Funds file U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Funds’ U.S. federal tax returns remains open for each of the four years ended September 30, 2015. The statutes of limitations on the Funds’ state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of March 31, 2016, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

As of period end, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires September 30,	Global Opportunities	International Opportunities	Science & Technology Opportunities
No expiration date[1]	—	$10,659,040	—
2017	$69,386,507	—	$3,542,426
2018	9,946,168	—	—
2019	—	—	783,208
Total	$79,332,675	$10,659,040	$4,325,634

[1]	Must be utilized prior to losses subject to expiration.

During the period ended March 31, 2016, Global Opportunities and Science & Technology Opportunities utilized capital loss carryforwards of $14,337,693 and $13,337,693, respectively.

As of period end, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

	Global Opportunities	Health Sciences Opportunities	International Opportunities	Science & Technology Opportunities	U.S. Opportunities
Tax cost	$225,113,654	$4,491,630,021	$812,855,191	$229,929,906	$1,090,196,764
Gross unrealized appreciation	$34,385,850	$1,043,822,135	$80,498,111	$75,978,321	$261,671,983
Gross unrealized depreciation	(14,373,015)	(157,947,398)	(51,112,382)	(5,436,053)	(51,476,152)
Net unrealized appreciation	$20,012,835	$885,874,737	$29,385,729	$70,542,268	$210,195,831

9. Bank Borrowings:

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders, under which the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2016 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statements of Operations, and along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended March 31, 2016, the Funds did not borrow under the credit agreement.

86	BLACKROCK FUNDS	MARCH 31, 2016

Notes to Financial Statements (continued)

10. Principal Risks:

In the normal course of business, certain Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers of securities owned by the Funds. Changes arising from the general economy, the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

Counterparty Credit Risk: Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded options purchased and futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: Global Opportunities and International Opportunities invest a significant portion of their assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of Global Opportunities’ and International Opportunities’ investments.

As of period end, Health Sciences Opportunities invested a significant portion of its assets in securities in the health care sector. Changes in economic conditions affecting such sector would have a greater impact on Health Sciences Opportunities and could affect the value, income and/or liquidity of positions in such securities.

As of period end, Health Science Opportunities and Science & Technology Opportunities invested a significant portion of its assets in securities in the information technology sector. Changes in economic conditions affecting such sector would have a greater impact on the Funds and could affect the value, income and/or liquidity of positions in such securities.

Global Opportunities and International Opportunities invest a substantial amount of their assets in issuers located in a single country or a limited number of countries. When the Funds concentrate their investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedule of Investments.

As of period end, the Funds listed below had the following industry classifications:

Industry	Global Opportunities	International Opportunities
Banks	7%	11%
Pharmaceuticals	—	9
Beverages	5	8
Internet Software & Services	8	—
Oil, Gas & Consumable Fuels	7	5
Insurance	—	5
Other[1]	73	62

[1]	All other industries held were each less than 5% of long-term investments.

BLACKROCK FUNDS	MARCH 31, 2016	87

Notes to Financial Statements (continued)

11. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended March 31, 2016		Year Ended September 30, 2015
Global Opportunities	Shares	Amount	Shares	Amount
Institutional
Shares sold	1,549,578	$21,791,848	827,749	$11,831,773
Shares issued in reinvestment of distributions	36,253	493,740	73,078	999,712
Shares redeemed	(2,047,323)	(27,167,362)	(906,298)	(12,944,366)

Net decrease	(461,492)	$(4,881,774)	(5,471)	$(112,881)

Investor A
Shares received from conversion[1]	618,254	$8,482,633	38,840	$589,202
Shares sold and automatic conversion of shares	—	—	777,604	11,125,575
Shares issued in reinvestment of distributions	53,100	717,315	173,048	2,348,269
Shares redeemed	(1,383,114)	(18,226,842)	(2,219,039)	(31,484,248)

Net decrease	(711,760)	$(9,026,894)	(1,229,547)	$(17,421,202)

Investor B1
Shares sold	—	—	360	$5,006
Shares converted	—	—	(39,784)	(589,202)
Shares redeemed and automatic conversion of shares	—	—	(100,417)	(1,427,893)

Net decrease	—	—	(139,841)	$(2,012,089)

Investor C
Shares sold	889,649	$11,904,195	149,636	$2,060,652
Shares issued in reinvestment of distributions	—	—	19,855	261,484
Shares redeemed	(746,293)	(9,440,994)	(696,368)	(9,539,866)

Net increase (decrease)	143,356	$2,463,201	(526,877)	$(7,217,730)

Class R
Shares sold	68,318	$909,777	169,268	$2,410,349
Shares issued in reinvestment of distributions	—	—	8,103	109,637
Shares redeemed	(115,069)	(1,551,885)	(439,565)	(6,140,182)

Net decrease	(46,751)	$(642,108)	(262,194)	$(3,620,196)

Total Net Decrease	(1,076,647)	$(12,087,575)	(2,163,930)	$(30,384,098)

[1]	On June 23, 2015, Investor B Shares converted to Investor A Shares.

88	BLACKROCK FUNDS	MARCH 31, 2016

Notes to Financial Statements (continued)

	Six Months Ended March 31, 2016		Year Ended September 30, 2015
Health Sciences Opportunities	Shares	Amount	Shares	Amount
Institutional
Shares sold	5,396,684	$267,536,548	10,598,347	$591,158,089
Shares issued in reinvestment of distributions	3,460,085	168,713,067	1,580,161	80,367,007
Shares redeemed	(6,961,266)	(336,200,672)	(6,169,279)	(341,594,375)

Net increase	1,895,503	$100,048,943	6,009,229	$329,930,721

Service
Shares sold	87,756	$4,204,938	266,585	$14,485,671
Shares issued in reinvestment of distributions	92,877	4,366,134	44,544	2,194,689
Shares redeemed	(145,142)	(6,713,124)	(231,459)	(12,221,932)

Net increase	35,491	$1,857,948	79,670	$4,458,428

Investor A
Shares sold and automatic conversion of shares	8,007,344	$383,378,885	22,984,796	$1,239,197,582
Shares issued in reinvestment of distributions	7,184,979	336,614,923	3,077,194	151,182,544
Shares redeemed	(10,001,983)	(467,083,997)	(12,607,433)	(673,998,801)

Net increase	5,190,340	$252,909,811	13,454,557	$716,381,325

Investor B
Shares sold	3,001	$122,448	12,945	$637,761
Shares issued in reinvestment of distributions	26,864	1,164,250	27,405	1,253,222
Shares redeemed and automatic conversion of shares	(75,683)	(3,251,706)	(325,128)	(16,025,824)

Net decrease	(45,818)	$(1,965,008)	(284,778)	$(14,134,841)

Investor C
Shares sold	2,186,980	$95,194,797	8,582,635	$423,883,409
Shares issued in reinvestment of distributions	3,425,363	144,652,080	1,315,606	59,149,655
Shares redeemed	(2,862,690)	(120,485,978)	(3,099,192)	(151,502,915)

Net increase	2,749,653	$119,360,899	6,799,049	$331,530,149

Class R
Shares sold	680,685	$31,947,531	1,729,889	$92,637,358
Shares issued in reinvestment of distributions	399,395	18,488,028	119,635	5,825,014
Shares redeemed	(413,654)	(19,156,571)	(477,240)	(25,073,069)

Net increase	666,426	$31,278,988	1,372,284	$73,389,303

Total Net Increase	10,491,595	$503,491,581	27,430,011	$1,441,555,085

BLACKROCK FUNDS	MARCH 31, 2016	89

Notes to Financial Statements (continued)

	Six Months Ended March 31, 2016		Year Ended September 30, 2015
International Opportunities	Shares	Amount	Shares	Amount
Institutional
Shares sold	902,858	$28,222,789	3,782,775	$130,744,925
Shares issued in reinvestment of distributions	25,343	794,003	2,003,498	64,292,313
Shares redeemed	(2,305,840)	(72,273,419)	(11,107,835)	(388,178,288)

Net decrease	(1,377,639)	$(43,256,627)	(5,321,562)	$(193,141,050)

Service
Shares sold	101,229	$3,028,909	207,882	$6,937,375
Shares issued in reinvestment of distributions	—	—	116,696	3,586,080
Shares redeemed	(231,655)	(6,915,292)	(488,278)	(15,925,505)

Net decrease	(130,426)	$(3,886,383)	(163,700)	$(5,402,050)

Investor A
Shares sold and automatic conversion of shares	1,047,408	$31,124,159	3,659,085	$119,062,183
Shares issued in reinvestment of distributions	—	—	2,461,234	74,796,935
Shares redeemed	(2,417,268)	(71,166,623)	(10,053,190)	(325,307,213)

Net decrease	(1,369,860)	$(40,042,464)	(3,932,871)	$(131,448,095)

Investor B
Shares sold	2,525	$68,517	2,574	$82,386
Shares issued in reinvestment of distributions	—	—	12,504	349,877
Shares redeemed and automatic conversion of shares	(21,436)	(569,606)	(36,633)	(1,102,720)

Net decrease	(18,911)	$(501,089)	(21,555)	$(670,457)

Investor C
Shares sold	181,669	$4,933,284	360,761	$10,805,952
Shares issued in reinvestment of distributions	—	—	565,595	15,610,427
Shares redeemed	(579,936)	(15,363,930)	(1,311,184)	(38,887,669)

Net decrease	(398,267)	$(10,430,646)	(384,828)	$(12,471,290)

Total Net Decrease	(3,295,103)	$(98,117,209)	(9,824,516)	$(343,132,942)

90	BLACKROCK FUNDS	MARCH 31, 2016

Notes to Financial Statements (continued)

	Six Months Ended March 31, 2016		Year Ended September 30, 2015
Science & Technology Opportunities	Shares	Amount	Shares	Amount
Institutional
Shares sold	1,130,521	$18,607,092	941,427	$15,072,807
Shares redeemed	(743,946)	(11,779,296)	(1,023,582)	(16,234,053)

Net increase (decrease)	386,575	$6,827,796	(82,155)	$(1,161,246)

Service
Shares sold	19,369	$297,964	72,572	$1,168,088
Shares redeemed	(11,377)	(178,438)	(64,536)	(970,439)

Net increase	7,992	$119,526	8,036	$197,649

Investor A
Shares received from conversion[1]	—	—	41,256	$669,177
Shares sold and automatic conversion of shares	2,542,966	$39,475,785	2,845,650	43,271,208
Shares redeemed	(1,277,912)	(19,236,070)	(2,051,975)	(30,339,539)

Net increase	1,265,054	$20,239,715	834,931	$13,600,846

Investor B1
Shares sold	—	—	1,780	$22,545
Shares converted	—	—	(46,633)	(669,177)
Shares redeemed and automatic conversion of shares	—	—	(86,577)	(1,109,803)

Net decrease	—	—	(131,430)	$(1,756,435)

Investor C
Shares sold	934,191	$12,802,874	1,054,124	$14,131,351
Shares redeemed	(446,766)	(5,827,061)	(481,451)	(6,288,047)

Net increase	487,425	$6,975,813	572,673	$7,843,304

Class R
Shares sold	119,581	$1,831,228	174,064	$2,685,695
Shares redeemed	(117,639)	(1,824,133)	(138,645)	(2,101,259)

Net increase	1,942	$7,095	35,419	$584,436

Total Net Increase	2,148,988	$34,169,945	1,237,474	$19,308,554

[1]	On June 23, 2015, Investor B Shares converted to Investor A Shares.

BLACKROCK FUNDS	MARCH 31, 2016	91

Notes to Financial Statements (concluded)

	Six Months Ended March 31, 2016		Year Ended September 30, 2015
U.S. Opportunities	Shares	Amount	Shares	Amount
Institutional
Shares sold	2,042,813	$73,264,340	6,805,944	$286,595,725
Shares issued in reinvestment of distributions	1,609,282	56,823,678	2,949,945	111,832,341
Shares redeemed	(3,407,799)	(119,634,863)	(6,455,769)	(265,403,070)

Net increase	244,296	$10,453,155	3,300,120	$133,024,996

Service
Shares sold	54,955	$1,955,523	69,889	$2,716,275
Shares issued in reinvestment of distributions	67,293	2,243,536	120,784	4,360,312
Shares redeemed	(120,632)	(4,019,426)	(2,891,018)	(120,417,329)

Net increase (decrease)	1,616	$179,633	(2,700,345)	$(113,340,742)

Investor A
Shares sold and automatic conversion of shares	1,171,278	$38,292,342	3,253,528	$123,530,949
Shares issued in reinvestment of distributions	1,024,263	33,052,948	1,775,540	62,197,155
Shares redeemed	(2,009,340)	(64,757,089)	(4,000,803)	(149,940,075)

Net increase	186,201	$6,588,201	1,028,265	$35,788,029

Investor B
Shares sold	594	$15,693	4,432	$142,612
Shares issued in reinvestment of distributions	24,145	640,076	55,908	1,650,947
Shares redeemed and automatic conversion of shares	(59,893)	(1,623,123)	(132,957)	(4,284,564)

Net decrease	(35,154)	$(967,354)	(72,617)	$(2,491,005)

Investor C
Shares sold	325,297	$8,750,905	740,491	$23,634,391
Shares issued in reinvestment of distributions	714,888	18,958,816	1,144,808	33,806,149
Shares redeemed	(938,172)	(25,051,995)	(1,199,040)	(38,341,061)

Net increase	102,013	$2,657,726	686,259	$19,099,479

Total Net Increase	498,972	$18,911,361	2,241,682	$72,080,757

12. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

Effective April 21, 2016, the credit agreement was extended until April 2017. The upgraded agreement includes the following terms: A fee of 0.12% per annum on the unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The commitment amounts remain unchanged. Administration, legal and arrangement fees in connection with the amended credit agreement, and along with commitment fees, are allocated among the Participating Funds based upon portions of the aggregate commitment available to them and relative net assets of the Participating Funds.

92	BLACKROCK FUNDS	MARCH 31, 2016

Officers and Trustees

Rodney D. Johnson, Chair of the Board and Trustee

David O. Beim, Trustee

Susan J. Carter, Trustee

Collette Chilton, Trustee

Neil A. Cotty, Trustee

Dr. Matina S. Horner, Trustee

Cynthia A. Montgomery, Trustee

Joseph P. Platt, Trustee

Robert C. Robb, Jr., Trustee

Mark Stalnecker, Trustee

Kenneth L. Urish, Trustee

Claire A. Walton, Trustee

Frederick W. Winter, Trustee

Barbara G. Novick, Trustee

John M. Perlowski, Trustee, President and Chief Executive Officer

Richard Hoerner, CFA, Vice President

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

Fernanda Piedra, Anti-Money Laundering Compliance Officer

Benjamin Archibald, Secretary

Effective December 31, 2015, Herbert I. London and Toby Rosenblatt retired as Trustees of the Trust.

Effective February 5, 2016, Frank J. Fabozzi resigned as a Trustee of the Trust.

Effective February 8, 2016, Susan J. Carter, Neil A. Cotty and Claire A. Walton were elected to serve as Trustees of the Trust.

Investment Advisor and Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Accounting Agent and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103	Address of the Trust 100 Bellevue Parkway Wilmington, DE 19809

Custodian The Bank of New York Mellon New York, NY 10286	Distributor BlackRock Investments, LLC New York, NY 10022	Legal Counsel Sidley Austin LLP New York, NY 10019

BLACKROCK FUNDS	MARCH 31, 2016	93

Additional Information

Proxy Results

A Special Meeting of Shareholders was held on February 8, 2016 for shareholders of record on December 11, 2015, to elect a Board of Trustees of the Trust.

		Votes For	Votes Withheld
Approved the Trustees* as follows:	David O. Beim	3,327,629,620	22,971,395
	Susan J. Carter	3,329,237,692	21,363,323
	Collette Chilton	3,329,179,365	21,421,650
	Neil A. Cotty	3,328,526,288	22,074,727
	Matina S. Horner	3,326,965,973	23,635,042
	Rodney D. Johnson	3,327,844,311	22,756,704
	Cynthia A. Montgomery	3,328,882,847	21,718,168
	Joseph P. Platt	3,327,563,553	23,037,462
	Robert C. Robb, Jr.	3,327,822,475	22,778,540
	Mark Stalnecker	3,327,691,900	22,909,115
	Kenneth L. Urish	3,324,875,151	25,725,864
	Claire A. Walton	3,329,000,010	21,601,005
	Frederick W. Winter	3,327,879,107	22,721,908
	Barbara G. Novick	3,327,607,976	22,993,039
	John M. Perlowski	3,326,473,221	24,127,794

*	Denotes Trust-wide proposal and voting results.

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit http://www.blackrock.com for more information.

94	BLACKROCK FUNDS	MARCH 31, 2016

Additional Information (concluded)

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK FUNDS	MARCH 31, 2016	95

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Eq-Opps-3/16-SAR

MARCH 31, 2016

SEMI-ANNUAL REPORT (UNAUDITED)	BLACKROCK®

BlackRock Managed Volatility Portfolio	of BlackRock FundsSM

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and prospectuses by enrolling in the electronic delivery program. Electronic copies of shareholder reports and prospectuses are also available on BlackRock’s website.

TO ENROLL IN ELECTRONIC DELIVERY:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1. Access the BlackRock website at blackrock.com

2. Select “Access Your Account”

3. Next, select “eDelivery” in the “Related Resources” box and follow the sign-up instructions

2	BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2016

The Markets in Review

Dear Shareholder,

Diverging monetary policies and shifting economic outlooks across regions have been the overarching themes driving financial markets over the past couple of years. Investors spent most of 2015 anticipating the end of the Federal Reserve’s (the “Fed”) near-zero interest rate policy as U.S. growth outpaced other developed markets. The Fed ultimately hiked rates in December, whereas the European Central Bank and the Bank of Japan took additional steps to stimulate growth, even introducing negative interest rates. The U.S. dollar had strengthened considerably ahead of these developments, causing profit challenges for U.S. companies that generate revenues overseas, and pressuring emerging market currencies and commodities prices.

Global market volatility increased in the latter part of 2015 and spilled over into early 2016. Oil prices were a key factor behind the instability after collapsing in mid-2015 due to excess global supply. China, one of the world’s largest consumers of oil, was another notable source of stress for financial markets. Signs of slowing economic growth, a depreciating yuan and declining confidence in the country’s policymakers stoked investors’ worries about the potential impact of China’s weakness on the global economy.

Fears of a global recession started to fade toward the end of the first quarter of 2016 and volatility abated. Central bank stimulus in Europe and Japan, combined with a more tempered outlook for rate hikes in the United States, helped bolster financial markets. A softening in U.S. dollar strength offered some relief to U.S. exporters and emerging market economies. Oil prices found firmer footing as global supply showed signs of leveling off.

The selloff in risk assets at the turn of the year has resulted in more reasonable valuations and some appealing entry points for investors today. However, investors continue to face the headwinds of uncertainty around China’s growth trajectory and currency management, the potential consequences of negative interest rates and geopolitical risks.

For the 12 months ended March 31, 2016, higher-quality assets such as municipal bonds, U.S. Treasuries and investment grade corporate bonds generated positive returns, while riskier assets such as non-U.S. and small cap equities broadly declined.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to adjust accordingly as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of March 31, 2016

	6-month	12-month
U.S. large cap equities (S&P 500® Index)	8.49%	1.78%
U.S. small cap equities (Russell 2000® Index)	2.02	(9.76)
International equities (MSCI Europe, Australasia, Far East Index)	1.56	(8.27)
Emerging market equities (MSCI Emerging Markets Index)	6.41	(12.03)
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.10	0.12
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	3.27	3.05
U.S. investment-grade bonds (Barclays U.S. Aggregate Bond Index)	2.44	1.96
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.23	3.95
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	1.23	(3.66)

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of March 31, 2016

Investment Objective

BlackRock Managed Volatility Portfolio’s (the “Fund”) investment objective is to seek total return.

On April 21, 2016, the Board of Trustees of the Trust approved a change in the name of the Fund to BlackRock Tactical Opportunities Fund and certain changes to the Fund’s investment process. In addition, the Fund’s investment advisor has determined to remove the customized weighted index reference benchmark against which the Fund measures its performance. These changes will be effective on or about July 1, 2016.

Portfolio Management Commentary

How did the Fund perform?

•

For the six-month period ended March 31, 2016, the Fund underperformed the reference benchmark (50% MSCI All Country World Index (“MSCI ACWI”)/50% Citigroup World Government Bond Index (hedged into USD) (“Citigroup WGBI (hedged into USD)”). The Fund is entirely unconstrained relative to the 50/50 benchmark and can deviate substantially in regards to risk and overall asset allocation. The Fund slightly underperformed its cash benchmark (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index) for the period.

What factors influenced performance?

•

While a decision to reduce overall equity market exposure in late December 2015 limited the impact of the early 2016 sell-off in risk assets, regional equity positioning weighed on performance over the period. In particular, long exposure to Japanese equities was the primary drag on performance as a stronger yen and slowing growth in China caused that market to underperform. Long exposure to European equities also detracted after expectations for aggressive monetary easing by the European Central Bank (“ECB”) were disappointed in late 2015 and were only partially satisfied with a monetary stimulus package in March. Additionally, a short position in the euro against the U.S. dollar initiated in March weighed on returns as the ECB’s stimulus program favored credit easing over conventional rate cuts, which led to a bout of euro strength and placed further pressure on European equities. A relatively high allocation to cash dampened performance as both equities and bonds advanced.

•

Positions based on a constructive view of U.S. assets supported performance in the period. Within equities, domestic stocks outperformed their developed market counterparts as signs of improving economic momentum and a dovish Fed assuaged recession fears and reduced volatility. Similarly, gains within fixed income were primarily driven by the theme of economic divergence between the United States and Europe as a relative value preference for German Bunds over U.S. Treasuries buoyed performance. A favorable view on European duration was also expressed in the United Kingdom, where the combination of heightened concerns over a potential exit from the European Union and spillover from ECB easing boosted performance. Allocations to emerging market debt also added value, supported by a waning of U.S. dollar strength. Specifically, exposure to Brazil aided performance amid heightened expectations for political change.

Describe recent portfolio activity.

•

After reducing equity exposure in late 2015, the Fund utilized the market sell-off as an opportunity to add to cyclical equity positions in mid-February on the view that recession concerns were overblown. The Fund rotated out of Europe and into the U.S., reflecting a relatively upbeat view of domestic growth. The Fund initiated a short in the euro against the U.S. dollar on expectations that persistent economic divergence would drive renewed divergence in monetary policy. This insight also led the Fund to favor European bonds relative to U.S. bonds. Additionally, the Fund added exposure to emerging market bonds in January on the back of attractive valuations, and realized gains in Brazil at the end of the period.

•

Derivatives including futures, swaps and foreign currency transactions are used by the Fund as a means to manage risk and/or take outright views on interest rates, credit risk and/or currencies. During the period, derivatives, which were primarily used to manage existing exposures, had a net negative impact on performance.

Describe portfolio positioning at period end.

•

The Fund ended the period with relatively conservative positioning across broad asset classes and an emphasis on relative value trades. On the view that improving domestic growth and firming inflationary pressures should pave the way for gradual policy normalization, the Fund is long in U.S. equities and short in U.S. fixed income. With respect to Europe, the Fund is positioned for economic divergence to underpin further monetary policy divergence. The Fund maintains exposure to European equities, favoring core versus peripheral markets, as well as a short in the euro against the U.S. dollar and a long position in European bonds relative to U.S. bonds. In Japan, the Fund is positioned to benefit from a potential equity market tailwind as the central bank responds to the deterioration in growth and inflation dynamics with further policy support.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2016

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]

The Fund uses an asset allocation strategy, investing varying percentages of its portfolio in three major categories: stocks, bonds and money market instruments. The Fund’s total returns prior to May 15, 2012 are the returns of the Fund when it followed different investment strategies under the name BlackRock Asset Allocation Portfolio.

[3]	An unmanaged index that tracks 3-month U.S. Treasury securities.

[4]

A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 46 country indexes comprising of 23 developed and 23 emerging market country indexes.

[5]	A market capitalization weighted bond index consisting of government bond markets of 23 countries, including the United States.

[6]	A customized weighted index is comprised of the returns of the 50% MSCI ACWI/50% Citigroup WGBI (hedged into USD).

Performance Summary for the Period Ended March 31, 2016

		Average Annual Total Returns[2,7]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(0.42)%	(6.29)%	N/A	3.24%	N/A	4.14%	N/A
Service	(0.58)	(6.60)	N/A	2.90	N/A	3.84	N/A
Investor A	(0.58)	(6.54)	(11.44)%	2.92	1.82%	3.80	3.24%
Investor B	(1.03)	(7.46)	(11.50)	1.97	1.66	3.11	3.11
Investor C	(0.86)	(7.15)	(8.04)	2.23	2.23	3.08	3.08
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.10	0.12	N/A	0.08	N/A	1.15	N/A
50% MSCI ACWI/50% Citigroup WGBI (hedged into USD)	4.81	(0.39)	N/A	5.32	N/A	4.81	N/A
MSCI ACWI	5.28	(4.34)	N/A	5.22	N/A	4.08	N/A
Citigroup WGBI (hedged into USD)	3.90	3.07	N/A	4.86	N/A	4.68	N/A

[7]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[9]
	Beginning Account Value October 1, 2015	Ending Account Value March 31, 2016	Expenses Paid During the Period[8]	Beginning Account Value October 1, 2015	Ending Account Value March 31, 2016	Expenses Paid During the Period[8]	Annualized Expense Ratio
Institutional	$1,000.00	$995.80	$4.24	$1,000.00	$1,020.75	$4.29	0.85%
Service	$1,000.00	$994.20	$5.83	$1,000.00	$1,019.15	$5.91	1.17%
Investor A	$1,000.00	$994.20	$5.78	$1,000.00	$1,019.20	$5.86	1.16%
Investor B	$1,000.00	$989.70	$10.64	$1,000.00	$1,014.30	$10.78	2.14%
Investor C	$1,000.00	$991.40	$9.16	$1,000.00	$1,015.80	$9.27	1.84%

[8]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown). The fees and expenses of the underlying funds in which the Fund invests are not included in the Fund’s annualized expense ratio.

[9]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 7 for further information on how expenses were calculated.

BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2016	5

Portfolio Information

Ten Largest Holdings	Percent of Total Investments[1]
Canadian Government Bonds	12%
Commonwealth of Australia	12
Bundesrepublik Deutschland	11
United Kingdom Gilt	11
U.S. Treasury Notes	11
Toyota Motor Corp.	1
TOTAL SA	1
Bayer AG, Registered Shares	1
Anheuser-Busch InBev SA	1
Sanofi	1

[1]	Total investments exclude short-term securities.

Portfolio Composition	Percent of Total Investments[1]
Foreign Government Obligations	48%
Common Stocks	41
U.S. Treasury Obligations	11

[1]	Total investments exclude short-term securities.

About Fund Performance

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

•	Service Shares are not subject to any sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee) and are only available to certain eligible investors.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

•

Investor B Shares are subject to a maximum CDSC of 4.50%, declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. These shares are only available through exchanges and distribution reinvestments by current holders and for purchase by certain employer-sponsored retirement plans.

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on the previous page assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, has contractually agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

6	BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2016

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on October 1, 2015 and held through March 31, 2016) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other asset without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2016	7

Schedule of Investments March 31, 2016 (Unaudited)	(Percentages shown are based on Net Assets)

Asset-Backed Securities — 0.0%		Par (000)	Value
Knollwood CDO Ltd., Series 2004-1A, Class C, 3.82%, 1/10/39 (a)(b)	USD	143	$ 1

Common Stocks		Shares
Aerospace & Defense — 0.3%
Airbus Group SE		13,846	917,402
BAE Systems PLC		135	985
Cobham PLC		235	732
Safran SA		6,956	485,530
Thales SA		2,299	200,898
Ultra Electronics Holdings PLC		22	569
Zodiac Aerospace		4,650	92,865

			1,698,981
Air Freight & Logistics — 0.1%
Bollore SA		19,491	75,560
Deutsche Post AG, Registered Shares		23,172	643,114
TNT Express NV		10,626	95,331
Yamato Holdings Co. Ltd.		3,600	71,773

			885,778
Airlines — 0.1%
ANA Holdings, Inc.		8,000	22,533
Deutsche Lufthansa AG, Registered Shares		4,949	79,874
International Consolidated Airlines Group SA (c)		17,740	141,156
Japan Airlines Co. Ltd.		5,100	186,966

			430,529
Auto Components — 0.6%
Aisin Seiki Co. Ltd.		3,400	127,975
Bridgestone Corp.		16,500	615,827
Cie Generale des Etablissements Michelin		4,286	437,896
Continental AG		2,488	564,304
Denso Corp.		14,400	578,024
NGK Spark Plug Co. Ltd.		900	17,234
NOK Corp.		3,600	61,418
Sumitomo Electric Industries Ltd.		45,900	556,580
Toyota Industries Corp.		6,200	278,441
Valeo SA		1,840	286,118
Yokohama Rubber Co. Ltd.		600	9,863

			3,533,680
Automobiles — 1.5%
Bayerische Motoren Werke AG		7,701	706,998
Bayerische Motoren Werke AG, Preference Shares		1,235	98,595

Common Stocks	Shares	Value
Automobiles (continued)
Daimler AG, Registered Shares	23,079	$1,766,300
Ferrari NV (c)	2,078	86,306
Fiat Chrysler Automobiles NV	20,790	167,772
Fuji Heavy Industries Ltd.	14,200	501,448
Honda Motor Co. Ltd.	39,600	1,082,708
Isuzu Motors Ltd.	2,900	29,913
Mazda Motor Corp.	3,600	55,879
Nissan Motor Co. Ltd.	57,700	533,451
Peugeot SA (c)	9,778	167,283
Porsche Automobil Holding SE, Preference Shares	3,374	174,385
Renault SA	4,398	437,063
Suzuki Motor Corp.	11,400	304,821
Toyota Motor Corp.	65,500	3,473,819
Volkswagen AG	784	113,895

		9,700,636
Banks — 2.0%
Banca Monte dei Paschi di Siena SpA (c)	63,226	36,065
Banco Bilbao Vizcaya Argentaria SA	150,780	995,642
Banco de Sabadell SA	108,250	194,401
Banco Popolare SC	8,523	58,525
Banco Popular Espanol SA	36,994	96,011
Banco Santander SA	339,051	1,489,075
Bank of Kyoto Ltd.	32,000	208,626
Bankia SA	101,298	95,362
Bankinter SA	14,584	102,755
BNP Paribas SA	24,468	1,229,289
CaixaBank SA	55,308	163,025
Commerzbank AG (c)	25,116	217,921
Credit Agricole SA	23,831	257,706
Erste Group Bank AG	4,915	137,950
Gunma Bank Ltd.	62,000	256,080
Hachijuni Bank Ltd.	69,000	297,257
ING Groep NV — CVA	88,123	1,054,555
Intesa Sanpaolo SpA	308,251	848,884
Iyo Bank Ltd.	30,700	200,714
Joyo Bank Ltd.	74,000	253,656
KBC Groep NV	5,480	282,208
Mitsubishi UFJ Financial Group, Inc.	243,800	1,129,673
Mizuho Financial Group, Inc.	773,800	1,153,181
Natixis SA	22,105	108,672
Raiffeisen Bank International AG (c)	1,497	22,624
Resona Holdings, Inc.	58,500	208,584
Shizuoka Bank Ltd.	20,000	144,203
Société Générale SA	16,839	622,236

Portfolio Abbreviations
AUD	Australian Dollar	INR	Indian Rupee	PRIBOR	Prague Interbank Offered Rate
BRL	Brazilian Real	JIBAR	Johannesburg Interbank Agreed Rate	REIT	Real Estate Investment Trust
BZDIOVER	Overnight Brazil CETIP—Interbank Rate	KLIBOR	Kuala Lumpur Interbank Offered Rate	S&P	Standard & Poor’s
CAD	Canadian Dollar	KRW	Korean Won	SEK	Swedish Krona
CDO	Collateralized Debt Obligation	LIBOR	London Interbank Offered Rate	STIBOR	Stockholm Interbank Offered Rate
CNY	Chinese Yuan	MIBOR	Moscow Interbank Offer Rate	THB	Thai Baht
CZK	Czech Koruna	MXIBTIIE	Mexico Interbank TIIE 28 Day	USD	U.S. Dollar
EUR	Euro	MXN	Mexican Peso	WIBOR	Warsaw Interbank Offered Rate
EURIBOR	Euro Interbank Offered Rate	MYR	Malaysian Ringgit	ZAR	South African Rand
GBP	British Pound	PLN	Polish Zloty

See Notes to Financial Statements.

8	BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2016

Schedule of Investments (continued)

Common Stocks	Shares	Value
Banks (continued)
Sumitomo Mitsui Financial Group, Inc.	22,500	$683,048
UniCredit SpA	110,071	396,806
Unione di Banche Italiane SpA	20,810	76,859

		13,021,593
Beverages — 0.7%
Anheuser-Busch InBev SA	18,559	2,305,716
Asahi Group Holdings Ltd.	5,300	164,961
Heineken Holding NV	2,258	175,794
Heineken NV	5,253	475,280
Kirin Holdings Co. Ltd.	54,200	759,271
Pernod Ricard SA	4,781	532,378
Remy Cointreau SA	462	35,037
Suntory Beverage & Food Ltd.	4,400	197,943

		4,646,380
Biotechnology — 0.0%
Grifols SA	6,774	150,501
Building Products — 0.2%
Asahi Glass Co. Ltd.	81,000	443,218
Compagnie de Saint-Gobain	11,033	484,617
Daikin Industries Ltd.	2,300	171,775
Wienerberger AG	405	7,777

		1,107,387
Capital Markets — 0.3%
Daiwa Securities Group, Inc.	53,000	325,760
Deutsche Bank AG, Registered Shares	32,780	556,513
Mediobanca SpA	12,511	89,974
Nomura Holdings, Inc.	94,400	421,623
SBI Holdings, Inc.	21,300	215,937

		1,609,807
Chemicals — 1.1%
Air Liquide SA	8,243	924,792
Akzo Nobel NV	5,710	389,234
Arkema SA	1,511	113,201
Asahi Kasei Corp.	31,000	209,365
BASF SE	22,092	1,661,224
Evonik Industries AG	3,231	96,631
FUCHS PETROLUB SE, Preference Shares	1,573	70,092
K+S AG, Registered Shares	4,621	107,780
Koninklijke DSM NV	4,202	231,031
LANXESS AG	2,175	104,241
Linde AG	4,956	720,100
Mitsubishi Chemical Holdings Corp.	23,900	124,784
Nitto Denko Corp.	1,700	94,730
OCI NV (c)	1,905	37,221
Shin-Etsu Chemical Co. Ltd.	10,400	537,139
Solvay SA	1,498	149,769
Sumitomo Chemical Co. Ltd.	186,000	841,911
Symrise AG	2,766	185,190
Taiyo Nippon Sanso Corp.	4,100	38,958
Toray Industries, Inc.	33,000	281,627
Umicore SA	2,144	106,428

		7,025,448
Commercial Services & Supplies — 0.2%
Babcock International Group PLC	115	1,566
Berendsen PLC	110	1,897
Dai Nippon Printing Co. Ltd.	24,000	212,979
Edenred	5,065	98,195

Common Stocks	Shares	Value
Commercial Services & Supplies (continued)
G4S PLC	872	$2,379
HomeServe PLC	430	2,659
Rentokil Initial PLC	1,564	3,966
Societe BIC SA	632	94,961
Toppan Printing Co. Ltd.	61,000	511,438

		930,040
Communications Equipment — 0.0%
Alcatel-Lucent (c)	63,908	238,128
Construction & Engineering — 0.7%
ACS Actividades de Construccion y Servicios SA	4,642	138,054
Boskalis Westminster NV	1,994	78,151
Bouygues SA	4,426	179,914
Ferrovial SA	10,240	219,767
Kajima Corp.	78,000	488,610
Obayashi Corp.	129,000	1,271,507
Shimizu Corp.	128,000	1,084,081
Taisei Corp.	38,000	250,940
Vinci SA	10,897	808,822

		4,519,846
Construction Materials — 0.1%
HeidelbergCement AG	3,197	273,201
Imerys SA	796	55,439

		328,640
Containers & Packaging — 0.0%
Toyo Seikan Group Holdings Ltd.	4,400	82,335
Diversified Consumer Services — 0.0%
Benesse Holdings, Inc.	8,100	233,216
Diversified Financial Services — 0.2%
Deutsche Boerse AG	4,390	373,783
Eurazeo SA	872	58,897
EXOR SpA	2,171	77,677
Groupe Bruxelles Lambert SA	1,764	145,339
ORIX Corp.	30,100	428,721
Wendel SA	636	69,160

		1,153,577
Diversified Telecommunication Services — 0.8%
Deutsche Telekom AG, Registered Shares	74,731	1,339,804
Iliad SA	571	146,705
Koninklijke KPN NV	73,109	306,149
Nippon Telegraph & Telephone Corp.	22,200	958,985
Orange SA	46,305	808,622
Proximus SADP	3,517	120,016
Telecom Italia SpA (c)	268,162	289,031
Telecom Italia SpA, Non-Convertible Savings Shares	139,610	122,182
Telefonica Deutschland Holding AG	13,356	72,200
Telefonica SA	106,874	1,194,493

		5,358,187
Electric Utilities — 0.4%
Chubu Electric Power Co., Inc.	11,200	156,300
Electricite de France SA	5,480	61,353
Endesa SA	4,040	77,420
Enel SpA (c)	160,147	709,969
Iberdrola SA	106,198	706,959
Kansai Electric Power Co., Inc. (c)	21,500	190,228
Kyushu Electric Power Co., Inc. (c)	10,500	99,777

See Notes to Financial Statements.

BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2016	9

Schedule of Investments (continued)

Common Stocks	Shares	Value
Electric Utilities (continued)
Terna Rete Elettrica Nazionale SpA	32,020	$182,573
Tohoku Electric Power Co., Inc.	22,700	292,545
Tokyo Electric Power Co., Inc. (c)	30,600	168,106

		2,645,230
Electrical Equipment — 0.3%
Alstom SA (c)	4,937	125,996
Fuji Electric Co. Ltd.	36,000	124,473
Legrand SA	6,004	335,588
Mitsubishi Electric Corp.	35,000	366,727
Nidec Corp.	1,900	130,002
OSRAM Licht AG	2,005	103,069
Prysmian SpA	4,340	98,194
Schneider Electric SE	13,244	834,645

		2,118,694
Electronic Equipment, Instruments & Components — 0.6%
Alps Electric Co. Ltd.	5,400	94,225
Halma PLC	444	5,804
Hitachi Ltd.	178,000	834,259
Hoya Corp.	8,700	330,693
Ingenico Group SA	1,220	139,851
Keyence Corp.	1,000	545,372
Kyocera Corp.	21,000	924,655
Murata Manufacturing Co. Ltd.	3,500	422,334
Shimadzu Corp.	4,000	62,754
TDK Corp.	3,200	177,555

		3,537,502
Energy Equipment & Services — 0.0%
Saipem SpA (c)(d)	6,040	2,415
Technip SA	2,416	133,893
Tenaris SA	11,380	141,201

		277,509
Food & Staples Retailing — 0.4%
Aeon Co. Ltd.	44,300	639,959
Carrefour SA	12,906	354,569
Casino Guichard Perrachon SA	1,387	79,380
Colruyt SA	1,516	88,162
Delhaize Group	2,385	248,567
Distribuidora Internacional de Alimentacion SA	14,016	72,625
Jeronimo Martins SGPS SA	5,814	95,041
Koninklijke Ahold NV	20,635	463,490
METRO AG	4,382	135,550
Seven & i Holdings Co. Ltd.	15,900	677,462

		2,854,805
Food Products — 0.5%
Ajinomoto Co., Inc.	7,000	157,828
Danone SA	13,355	947,569
Kikkoman Corp.	3,000	98,480
MEIJI Holdings Co. Ltd.	1,600	128,574
Nissin Foods Holdings Co. Ltd.	5,300	248,937
Unilever NV	37,334	1,678,494
Yakult Honsha Co. Ltd.	1,300	57,515
Yamazaki Baking Co. Ltd.	5,000	105,242

		3,422,639
Gas Utilities — 0.2%
Gas Natural SDG SA	4,294	86,691
Osaka Gas Co. Ltd.	30,000	115,156

Common Stocks	Shares	Value
Gas Utilities (continued)
Snam SpA	44,827	$280,529
Toho Gas Co. Ltd.	37,000	262,622
Tokyo Gas Co. Ltd.	49,000	228,411

		973,409
Health Care Equipment & Supplies — 0.2%
Essilor International SA	4,746	584,783
Olympus Corp.	17,500	679,423
Sysmex Corp.	400	25,006
Terumo Corp.	5,200	186,093

		1,475,305
Health Care Providers & Services — 0.2%
Fresenius Medical Care AG & Co. KGaA	4,867	429,396
Fresenius SE & Co. KGaA	8,916	649,911
Medipal Holdings Corp.	5,700	90,161
Suzuken Co. Ltd.	3,000	101,824

		1,271,292
Hotels, Restaurants & Leisure — 0.1%
Accor SA	4,505	190,569
Compass Group PLC	245	4,319
Merlin Entertainments PLC	615	4,089
Oriental Land Co. Ltd.	3,700	261,959
Sodexo SA	2,071	222,890

		683,826
Household Durables — 0.2%
De’ Longhi SpA	26	591
Iida Group Holdings Co. Ltd.	1,400	27,266
Panasonic Corp.	64,900	587,784
Sekisui Chemical Co. Ltd.	3,300	40,626
Sekisui House Ltd.	3,100	52,302
Sony Corp.	30,800	791,903

		1,500,472
Household Products — 0.0%
Henkel AG & Co. KGaA	2,334	228,866
Reckitt Benckiser Group PLC	20	1,929
Unicharm Corp.	1,200	26,118

		256,913
Independent Power and Renewable Electricity Producers — 0.0%
Electric Power Development Co. Ltd.	1,400	43,674
Enel Green Power SpA	38,891	83,502

		127,176
Industrial Conglomerates — 0.4%
Koninklijke Philips NV	21,666	617,121
Siemens AG, Registered Shares	18,747	1,982,701

		2,599,822
Insurance — 1.0%
Aegon NV	42,816	235,308
Ageas	4,389	173,701
Allianz SE, Registered Shares	10,334	1,678,298
Assicurazioni Generali SpA	26,410	390,950
AXA SA	43,504	1,020,115
CNP Assurances	3,863	60,157
Dai-ichi Life Insurance Co. Ltd.	20,500	248,449
Delta Lloyd NV	6,568	30,445
Hannover Rueck SE	1,327	154,227

See Notes to Financial Statements.

10	BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2016

Schedule of Investments (continued)

Common Stocks	Shares	Value
Insurance (continued)
Lancashire Holdings Ltd.	50	$395
Mapfre SA	23,816	51,257
MS&AD Insurance Group Holdings, Inc.	18,500	515,618
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered Shares	3,713	753,534
NN Group NV	5,221	170,438
SCOR SE	3,423	120,681
Sompo Japan Nipponkoa Holdings, Inc.	19,400	549,825
Tokio Marine Holdings, Inc.	12,100	408,834
UnipolSai SpA	24,262	56,033
UNIQA Insurance Group AG	6,425	45,085

		6,663,350
Internet & Catalog Retail — 0.0%
Rakuten, Inc.	19,600	189,198
Internet Software & Services — 0.1%
Mixi, Inc.	2,300	85,301
United Internet AG, Registered Shares	2,650	132,773
Yahoo! Japan Corp.	52,700	224,304

		442,378
IT Services — 0.2%
Amadeus IT Holding SA, A Shares	9,678	413,870
Atos SE (c)	1,837	149,199
Cap Gemini SA	3,413	320,155
Fujitsu Ltd.	60,000	221,866
NTT Data Corp.	1,900	95,282

		1,200,372
Leisure Products — 0.2%
Bandai Namco Holdings, Inc.	800	17,439
Sega Sammy Holdings, Inc.	16,900	184,129
Shimano, Inc.	1,100	172,510
Yamaha Corp.	27,600	830,257

		1,204,335
Life Sciences Tools & Services — 0.0%
QIAGEN NV (c)	4,966	110,426
Machinery — 0.3%
ANDRITZ AG	979	53,634
CNH Industrial NV (c)	21,614	146,742
FANUC Corp.	4,800	743,369
GEA Group AG	4,175	203,703
Kubota Corp.	8,000	109,198
MAN SE	748	80,894
Melrose Industries PLC	139	712
Mitsubishi Heavy Industries Ltd.	34,000	126,316
NGK Insulators Ltd.	11,000	202,988
SMC Corp.	500	115,864
Spirax-Sarco Engineering PLC	65	3,393
Sumitomo Heavy Industries Ltd.	10,000	41,276
Zardoya Otis SA	4,011	46,551

		1,874,640
Marine — 0.1%
Mitsui OSK Lines Ltd.	73,000	148,524
Nippon Yusen KK	311,000	599,705

		748,229
Media — 0.5%
Altice NV, Class A (c)	10,182	180,865
Altice NV, Class B (c)	2,955	53,085

Common Stocks	Shares	Value
Media (continued)
Axel Springer SE	987	$53,128
Dentsu, Inc.	4,900	245,816
Eutelsat Communications SA	3,663	118,137
Hakuhodo DY Holdings, Inc.	1,900	21,511
Informa PLC	506	5,035
JCDecaux SA	1,581	69,196
Kabel Deutschland Holding AG (c)	501	56,095
Lagardere SCA	2,617	69,415
Mediaset Espana Comunicacion SA	69	792
Metropole Television SA	58	1,057
Numericable-SFR SAS (c)	2,356	98,946
ProSiebenSat.1 Media SE	4,903	251,695
Publicis Groupe SA	4,130	289,601
RELX NV	23,435	408,579
RELX PLC	311	5,769
RTL Group SA	855	72,339
SES SA	7,091	207,447
Sky PLC	141	2,072
Telenet Group Holding NV (c)	1,195	60,395
Toho Co. Ltd.	1,800	47,315
UBM PLC	54	465
Vivendi SA	25,769	540,041
Wolters Kluwer NV	6,835	272,427
WPP PLC	234	5,446

		3,136,669
Metals & Mining — 0.2%
ArcelorMittal (d)	26,463	119,385
Kobe Steel Ltd.	323,000	283,896
Mitsubishi Materials Corp.	34,000	95,926
Nippon Steel & Sumitomo Metal Corp.	17,100	327,835
Sumitomo Metal Mining Co. Ltd.	3,000	29,682
ThyssenKrupp AG	8,997	186,349
voestalpine AG	2,065	68,875

		1,111,948
Multiline Retail — 0.1%
Isetan Mitsukoshi Holdings Ltd.	16,500	192,632
J Front Retailing Co. Ltd.	9,800	130,039
Marui Group Co. Ltd.	10,000	143,285
Takashimaya Co. Ltd.	35,000	292,558

		758,514
Multi-Utilities — 0.2%
E.ON SE	46,195	441,716
Engie SA	32,655	505,945
National Grid PLC	118	1,670
RWE AG	10,292	132,401
Suez Environnement Co.	6,504	119,065
Veolia Environnement SA	10,203	245,575

		1,446,372
Oil, Gas & Consumable Fuels — 0.7%
BP PLC	181	906
Eni SpA	60,169	908,716
Galp Energia SGPS SA	7,412	93,072
Inpex Corp.	19,000	143,885
JX Holdings, Inc.	77,000	296,478
Koninklijke Vopak NV	1,663	82,709
Longview Energy Co. (Acquired 8/13/04, cost $48,000) (c)(e)	3,200	5,440
Matador Resources Co. (c)	939	17,803

See Notes to Financial Statements.

BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2016	11

Schedule of Investments (continued)

Common Stocks	Shares	Value
Oil, Gas & Consumable Fuels (continued)
OMV AG	3,615	$101,503
Repsol SA	25,593	287,767
TOTAL SA	51,488	2,342,778

		4,281,057
Paper & Forest Products — 0.0%
Norbord, Inc.	6,130	122,232
Oji Holdings Corp.	18,000	72,296

		194,528
Personal Products — 0.4%
Beiersdorf AG	2,298	206,991
Kao Corp.	9,000	479,898
Kose Corp.	2,800	272,209
L’Oreal SA	5,810	1,039,332
Shiseido Co. Ltd.	12,700	282,931

		2,281,361
Pharmaceuticals — 1.4%
Astellas Pharma, Inc.	43,800	582,080
Bayer AG, Registered Shares	19,802	2,320,409
Chugai Pharmaceutical Co. Ltd.	4,100	126,868
Daiichi Sankyo Co. Ltd.	11,000	244,147
Eisai Co. Ltd.	5,300	318,645
Kyowa Hakko Kirin Co. Ltd.	6,000	95,741
Merck KGaA	3,015	250,799
Mitsubishi Tanabe Pharma Corp.	9,000	156,381
Ono Pharmaceutical Co. Ltd.	17,000	719,145
Otsuka Holdings Co. Ltd.	6,500	236,091
Sanofi	27,629	2,221,261
Shionogi & Co. Ltd.	4,000	188,005
Sumitomo Dainippon Pharma Co. Ltd.	12,500	143,799
Taisho Pharmaceutical Holdings Co. Ltd.	4,100	324,946
Takeda Pharmaceutical Co. Ltd.	20,800	948,284
UCB SA	2,814	214,808

		9,091,409
Professional Services — 0.1%
Bureau Veritas SA	5,926	131,755
Experian PLC	179	3,195
Michael Page International PLC	263	1,609
Randstad Holding NV	2,870	158,745
Temp Holdings Co. Ltd.	6,400	92,722
WS Atkins PLC	136	2,670

		390,696
Real Estate Investment Trusts (REITs) — 0.3%
Fonciere Des Regions	638	60,167
Gecina SA	736	100,954
ICADE	726	55,482
Japan Real Estate Investment Corp.	40	230,916
Japan Retail Fund Investment Corp.	57	136,854
Klepierre	4,888	233,490
Nippon Building Fund, Inc.	48	284,154
Nippon Prologis REIT, Inc.	6	13,415
Unibail-Rodamco SE	2,243	615,156
United Urban Investment Corp.	53	85,612

		1,816,200
Real Estate Management & Development — 0.5%
Daito Trust Construction Co. Ltd.	600	85,102

Common Stocks	Shares	Value
Real Estate Management & Development (continued)
Daiwa House Industry Co. Ltd.	8,100	$227,677
Deutsche Wohnen AG	7,688	238,594
Mitsubishi Estate Co. Ltd.	40,000	742,399
Mitsui Fudosan Co. Ltd.	28,000	697,415
NTT Urban Development Corp.	12,500	122,337
Sumitomo Realty & Development Co. Ltd.	8,000	233,850
Tokyo Tatemono Co. Ltd.	24,800	308,483
Vonovia SE (c)	10,661	382,740

		3,038,597
Road & Rail — 0.3%
Central Japan Railway Co.	2,700	477,499
East Japan Railway Co.	5,900	508,931
Keikyu Corp.	36,000	316,643
Keio Corp.	11,000	96,536
Keisei Electric Railway Co. Ltd.	28,000	393,923
Nagoya Railroad Co. Ltd.	7,000	32,686
Nippon Express Co. Ltd.	51,000	231,871
Tokyu Corp.	10,000	83,754

		2,141,843
Semiconductors & Semiconductor Equipment — 0.3%
ASML Holding NV	8,016	806,687
Infineon Technologies AG	25,184	357,068
STMicroelectronics NV	14,635	81,462
Tokyo Electron Ltd.	6,900	449,393

		1,694,610
Software — 0.5%
COLOPL, Inc.	2,500	53,483
Dassault Systemes	2,786	220,740
Gemalto NV	1,849	136,479
GungHo Online Entertainment, Inc.	12,000	33,758
Nexon Co. Ltd.	12,700	216,591
Nintendo Co. Ltd.	2,500	355,371
Sage Group PLC	587	5,293
SAP SE	22,271	1,792,116
Trend Micro, Inc.	3,000	109,800

		2,923,631
Specialty Retail — 0.2%
Fast Retailing Co. Ltd.	1,800	575,144
Industria de Diseno Textil SA	24,618	825,188
Kingfisher PLC	340	1,834
Shimamura Co. Ltd.	500	62,416

		1,464,582
Technology Hardware, Storage & Peripherals — 0.2%
Canon, Inc.	19,900	593,477
FUJIFILM Holdings Corp.	7,200	284,597
NEC Corp.	232,000	583,244

		1,461,318
Textiles, Apparel & Luxury Goods — 0.4%
adidas AG	4,673	545,625
Christian Dior SE	1,233	223,266
Hermes International	586	206,051
HUGO BOSS AG	1,525	99,696
Kering	1,690	301,738
Luxottica Group SpA	3,769	207,627

See Notes to Financial Statements.

12	BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2016

Schedule of Investments (continued)

Common Stocks		Shares	Value
Textiles, Apparel & Luxury Goods (continued)
LVMH Moet Hennessy Louis Vuitton SE		6,459	$1,103,694

			2,687,697
Tobacco — 0.2%
Imperial Brands PLC		57	3,156
Japan Tobacco, Inc.		28,200	1,173,759

			1,176,915
Trading Companies & Distributors — 0.4%
Brenntag AG		3,557	202,688
Bunzl PLC		54	1,566
ITOCHU Corp.		44,000	540,709
Mitsubishi Corp.		55,500	939,142
Mitsui & Co. Ltd.		36,900	424,293
Rexel SA		6,657	94,894
Sumitomo Corp.		47,800	474,317
Wolseley PLC		18	1,016

			2,678,625
Transportation Infrastructure — 0.2%
Abertis Infraestructuras SA		9,743	159,975
Aena SA (c)		1,488	191,861
Aeroports de Paris		644	79,532
Atlantia SpA		9,329	258,481
Fraport AG Frankfurt Airport Services Worldwide		893	54,077
Groupe Eurotunnel SA, Registered Shares		10,510	117,666
Mitsubishi Logistics Corp.		4,000	52,473
Societa Iniziative Autostradali e Servizi SpA		34,748	355,723

			1,269,788
Wireless Telecommunication Services — 0.4%
KDDI Corp.		37,000	987,189
NTT DOCOMO, Inc.		30,800	700,128
SoftBank Group Corp.		19,900	951,818
Vodafone Group PLC		686	2,180

			2,641,315
Total Common Stocks — 21.8%			140,519,886

Foreign Government Obligations		Par (000)
Australia — 6.5%
Commonwealth of Australia:
5.25%, 3/15/19	AUD	16,396	13,767,025
2.75%, 10/21/19		17,746	13,976,636
4.50%, 4/15/20		16,502	13,888,702

			41,632,363
Canada — 6.5%
Canadian Government Bonds:
1.75%, 3/01/19	CAD	17,646	14,059,735
1.75%, 9/01/19		17,562	14,054,738
1.50%, 3/01/20		17,654	14,066,109

			42,180,582

Foreign Government Obligations		Par (000)	Value
Germany — 6.1%
Bundesrepublik Deutschland:
3.75%, 1/04/19	EUR	10,314	$13,111,364
3.50%, 7/04/19		10,062	12,934,517
3.25%, 1/04/20		10,151	13,168,752

			39,214,633
United Kingdom — 6.0%
United Kingdom Gilt:
1.25%, 7/22/18	GBP	8,843	12,933,953
1.75%, 7/22/19		8,714	12,979,733
2.00%, 7/22/20		8,624	13,039,973

			38,953,659
Total Foreign Government Obligations — 25.1%			161,981,237

Other Interests (f)		Beneficial Interest (000)
Capital Markets — 0.0%
Lehman Brothers Holdings Capital Trust VII (c)(g)	USD	110	11
Lehman Brothers Holdings, Inc. (c)(g)		190	19
Total Other Interests — 0.0%			30

Preferred Stocks		Shares
Automobiles — 0.1%
Volkswagen AG, Preference Shares, 0.00%		3,616	458,970
Household Products — 0.0%
Henkel AG & Co. KGaA, Preference Shares, 0.15%		4,041	444,542
Total Preferred Stocks — 0.1%			903,512

Rights
Independent Power and Renewable Electricity Producers — 0.0%
Enel Green Power SpA (c)		38,891	16
Total Rights — 0.0%			16

U.S. Treasury Obligations		Par (000)
U.S. Treasury Notes:
1.50%, 3/31/19	USD	12,429	12,659,237
3.63%, 8/15/19-2/15/20		22,889	25,016,272
Total U.S. Treasury Obligations — 5.8%			37,675,509
Total Long-Term Investments (Cost — $338,989,693) — 52.8%			341,080,191

See Notes to Financial Statements.

BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2016	13

Schedule of Investments (continued)

Short-Term Securities		Shares	Value
Money Market Funds — 40.9%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.37% (h)(i)		263,713,308	$263,713,308

		Beneficial Interest (000)
BlackRock Liquidity Series, LLC, Money Market Series, 0.55% (i)(j)	USD	126	125,655
Total Short-Term Securities (Cost — $263,838,963) — 40.9%			263,838,963

Value
Total Investments
(Cost — $602,828,656) — 93.7%	$604,919,154
Other Assets Less Liabilities — 6.3%	40,806,974

Net Assets — 100.0%	$645,726,128

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate as of period end.

(c)	Non-income producing security.

(d)	Security, or a portion of security, is on loan.

(e)	Restricted security as to resale, excluding 144A securities. As of period end, the Fund held restricted securities with a current value of $5,440 and an original cost of $48,000 which was 0.0% of its net assets.

(f)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.

(g)	Issuer filed for bankruptcy and/or is in default of interest payments.

(h)	During the six months ended March 31, 2016, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at September 30, 2015	Net Activity	Shares/ Beneficial Interest Held at March 31, 2016	Income		Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	420,264,224	(156,550,916)	263,713,308	$365,024		$8,195
BlackRock Liquidity Series, LLC, Money Market Series	$795,967	$(670,312)	$125,655	7,534	[1]	—
Total				$372,558		$8,195

[1]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(i)	Current yield as of period end.

(j)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

      Futures Contracts

Contracts Long (Short)	Issue	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
(725)	Amsterdam Exchanges Index Futures	April 2016	USD	72,548,674	$60,283
266	CAC 40 10 Euro Future Index	April 2016	USD	31,424,369	(234,280)
(98)	IBEX 35 Index	April 2016	USD	9,690,493	363,564
(544)	OMX Nordic Exchange	April 2016	USD	9,009,429	(53,473)
(300)	ASX SPI 200 Index Futures	June 2016	USD	29,124,991	107,133
(555)	AUD Currency Futures	June 2016	USD	42,457,500	(933,427)

See Notes to Financial Statements.

14	BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2016

Schedule of Investments (continued)

Contracts Long (Short)	Issue	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
(730)	Australian Government Bonds (10 Year)	June 2016	USD	73,279,201	$(394,931)
(537)	CAD Currency Futures	June 2016	USD	41,386,590	(849,454)
(639)	Canadian Government Bonds (10 Year)	June 2016	USD	69,412,989	(103,139)
11	DAX Index Futures	June 2016	USD	20,197,768	(60,523)
(1,097)	Euro Currency Futures	June 2016	USD	156,487,050	(2,396,579)
(77)	Euro-Bund	June 2016	USD	14,309,851	11,390
550	FTSE 100 Index	June 2016	USD	48,288,711	311,599
68	FTSE/MIB Index Futures	June 2016	USD	10,672,250	(206,774)
(340)	GBP Currency Futures	June 2016	USD	30,542,625	(304,493)
(557)	JPY Currency Futures	June 2016	USD	61,994,100	(432,706)
158	Long Gilt British	June 2016	USD	27,508,056	85,382
752	S&P 500 E-Mini Futures	June 2016	USD	77,136,400	1,423,052
(285)	TOPIX Index	June 2016	USD	73,154,960	(774,535)
(360)	U.S. Treasury Notes (10 Year)	June 2016	USD	46,940,625	(383,335)
Total					$(4,765,246)

Centrally Cleared Interest Rate Swaps

Fixed Rate	Floating Rate	Effective Date	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
0.04%[1]	6-month EURIBOR	6/15/16[2]	6/15/21	EUR	174,000	$(178,443)
0.36%[3]	3-month STIBOR	6/15/16[2]	6/15/21	SEK	239,000	(209)
2.51%[1]	6-month Australian Bank Bill Rate	9/21/16[2]	9/21/21	AUD	85,000	446,075
2.47%[1]	6-month Australian Bank Bill Rate	9/21/16[2]	9/21/21	AUD	6,000	25,466
1.04%[3]	3-month Canadian Bankers Acceptance	9/21/16[2]	9/21/21	CAD	54,000	(29,406)
0.09%[1]	6-month EURIBOR	9/21/16[2]	9/21/21	EUR	154,000	(41,863)
0.17%[1]	6-month EURIBOR	9/21/16[2]	9/21/21	EUR	57,000	233,508
0.06%[1]	6-month EURIBOR	9/21/16[2]	9/21/21	EUR	18,000	(33,349)
1.10%[3]	6-month GBP LIBOR	9/21/16[2]	9/21/21	GBP	16,000	(21,348)
1.10%[3]	6-month GBP LIBOR	9/21/16[2]	9/21/21	GBP	7,000	(10,326)
0.48%[3]	3-month STIBOR	9/21/16[2]	9/21/21	SEK	502,000	(83,177)
0.42%[3]	3-month STIBOR	9/21/16[2]	9/21/21	SEK	268,000	43,671
0.43%[3]	3-month STIBOR	9/21/16[2]	9/21/21	SEK	172,000	22,522
1.47%[3]	3-month LIBOR	9/21/16[2]	9/21/21	USD	69,000	(603,322)
1.33%[3]	3-month LIBOR	9/21/16[2]	9/21/21	USD	38,000	(67,951)
1.44%[3]	3-month LIBOR	9/21/16[2]	9/21/21	USD	23,000	(169,112)
Total						$(467,264)

[1]	Fund pays the floating rate and receives the fixed rate.

[2]	Forward swap.

[3]	Fund pays the fixed rate and receives the floating rate.

See Notes to Financial Statements.

BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2016	15

Schedule of Investments (continued)

OTC Interest Rate Swaps
Fixed Rate	Floating Rate	Counterparty	Effective Date	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
16.74%[1]	1-day BZDIOVER	Citibank N.A.	N/A	1/02/19	BRL	30,951	$688,542	—	$688,542
13.39%[1]	1-day BZDIOVER	Deutsche Bank AG	N/A	1/02/19	BRL	49,922	(125,400)	—	(125,400)
5.64%[2]	28-day MXIBTIIE	Deutsche Bank AG	6/15/16[3]	6/09/21	MXN	1,453,000	(878,274)	—	(878,274)
5.71%[2]	28-day MXIBTIIE	Bank of America N.A.	9/21/16[3]	9/15/21	MXN	349,000	(156,190)	—	(156,190)
5.68%[2]	28-day MXIBTIIE	Deutsche Bank AG	9/21/16[3]	9/15/21	MXN	253,000	(84,738)	—	(84,738)
5.76%[2]	28-day MXIBTIIE	HSBC Bank USA N.A.	9/21/16[3]	9/15/21	MXN	189,000	(106,384)	—	(106,384)
5.56%[2]	28-day MXIBTIIE	Morgan Stanley Capital Services LLC	9/21/16[3]	9/15/21	MXN	231,000	(12,064)	—	(12,064)
2.52%[1]	7-day China Fixing Repo Rates	JPMorgan Chase Bank N.A.	9/21/16[3]	9/21/21	CNY	167,000	(85,770)	—	(85,770)
0.26%[1]	6-month PRIBOR	Deutsche Bank AG	9/21/16[3]	9/21/21	CZK	334,000	(107,515)	—	(107,515)
0.27%[1]	6-month PRIBOR	JPMorgan Chase Bank N.A.	9/21/16[3]	9/21/21	CZK	2,651,000	(769,534)	—	(769,534)
6.42%[1]	1-day MIBOR	Goldman Sachs Bank USA	9/21/16[3]	9/21/21	INR	4,311,000	93,799	—	93,799
1.51%[2]	3-month KRW Certificate of Deposit	HSBC Bank USA N.A.	9/21/16[3]	9/21/21	KRW	4,957,000	(9,902)	—	(9,902)
1.55%[2]	3-month KRW Certificate of Deposit	JPMorgan Chase Bank N.A.	9/21/16[3]	9/21/21	KRW	36,616,245	(123,969)	—	(123,969)
3.70%[1]	3-month KLIBOR	Bank of America N.A.	9/21/16[3]	9/21/21	MYR	117,730	1,051	—	1,051
3.83%[1]	3-month KLIBOR	Bank of America N.A.	9/21/16[3]	9/21/21	MYR	8,000	12,011	—	12,011
3.69%[1]	3-month KLIBOR	Citibank N.A.	9/21/16[3]	9/21/21	MYR	75,270	—	—	—
1.85%[1]	6-month WIBOR	Barclays Bank PLC	9/21/16[3]	9/21/21	PLN	360,000	74,693	—	74,693
1.81%[1]	6-month WIBOR	Goldman Sachs Bank USA	9/21/16[3]	9/21/21	PLN	50,000	(8,372)	—	(8,372)
1.86%[1]	6-month WIBOR	HSBC Bank USA N.A.	9/21/16[3]	9/21/21	PLN	82,000	24,272	—	24,272
1.83%[1]	6-month WIBOR	JPMorgan Chase Bank N.A.	9/21/16[3]	9/21/21	PLN	90,000	(6,935)	—	(6,935)
1.86%[1]	6-month WIBOR	JPMorgan Chase Bank N.A.	9/21/16[3]	9/21/21	PLN	8,000	2,166	—	2,166
1.90%[2]	6-month Thailand Fixing Rate	Bank of America N.A.	9/21/16[3]	9/21/21	THB	768,500	(83,137)	—	(83,137)
1.98%[2]	6-month Thailand Fixing Rate	Citibank N.A.	9/21/16[3]	9/21/21	THB	254,000	(53,379)	—	(53,379)
1.82%[2]	6-month Thailand Fixing Rate	Goldman Sachs Bank USA	9/21/16[3]	9/21/21	THB	231,000	(1,317)	—	(1,317)

See Notes to Financial Statements.

16	BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2016

Schedule of Investments (continued)

Fixed Rate	Floating Rate	Counterparty	Effective Date	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
1.91%[2]	6-month Thailand Fixing Rate	JPMorgan Chase Bank N.A.	9/21/16[3]	9/21/21	THB	768,500	$(88,331)	—	$(88,331)
1.86%[2]	6-month Thailand Fixing Rate	JPMorgan Chase Bank N.A.	9/21/16[3]	9/21/21	THB	495,000	(23,932)	—	(23,932)
1.79%[2]	6-month Thailand Fixing Rate	JPMorgan Chase Bank N.A.	9/21/16[3]	9/21/21	THB	309,000	9,930	—	9,930
8.69%[2]	3-month JIBAR	Deutsche Bank AG	9/21/16[3]	9/21/21	ZAR	62,000	(32,348)	—	(32,348)
8.68%[2]	3-month JIBAR	JPMorgan Chase Bank N.A.	9/21/16[3]	9/21/21	ZAR	306,000	(151,511)	—	(151,511)
8.66%[2]	3-month JIBAR	JPMorgan Chase Bank N.A.	9/21/16[3]	9/21/21	ZAR	217,000	(93,014)	—	(93,014)
Total							$(2,095,552)	—	$(2,095,552)

[1]	Fund pays the floating rate and receives the fixed rate.

[2]	Fund pays the fixed rate and receives the floating rate.

[3]	Forward swap.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation[1]	—	—	$2,265,631	—	$96,772	—	$2,362,403
Swaps — OTC	Unrealized appreciation on OTC swaps	—	—	—	—	906,464	—	906,464
Swaps — centrally cleared	Net unrealized appreciation[1]	—	—	—	—	771,242	—	771,242

Total		—	—	$2,265,631	—	$1,774,478	—	$4,040,109

Liabilities — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized depreciation[1]	—	—	$1,329,585	$4,916,659	$881,405	—	$7,127,649
Swaps — OTC	Unrealized depreciation on OTC swaps; Swap premiums received	—	—	—	—	3,002,016	—	3,002,016
Swaps — centrally cleared	Net unrealized depreciation[1]	—	—	—	—	1,238,506	—	1,238,506

Total		—	—	$1,329,585	$4,916,659	$5,121,927	—	$11,368,171

[1]

Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

See Notes to Financial Statements.

BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2016	17

Schedule of Investments (continued)

For the six months ended March 31, 2016, the effect of derivative financial instruments in the Statement of Operations were as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	$(3,550,294)	$(8,515,109)	$(220,304)	—	$(12,285,707)
Forward foreign currency exchange contracts	—	—	—	4,150,978	—	—	4,150,978
Swaps	—	$13,025	—	—	2,615,626	—	2,628,651

Total	—	$13,025	$(3,550,294)	$(4,364,131)	$2,395,322	—	$(5,506,078)

Net Change in Unrealized Appreciation (Depreciation) on:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	$1,862,467	$(4,935,134)	$(539,058)	—	$(3,611,725)
Forward foreign currency exchange contracts	—	—	—	(6,222)	—	—	(6,222)
Swaps	—	$56,301	—	—	(2,473,646)	$9,018	(2,408,327)

Total	—	$56,301	$1,862,467	$(4,941,356)	$(3,012,704)	$9,018	$(6,026,274)

[1]	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation (depreciation) on investments.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$167,118,663
Average notional value of contracts — short	$562,324,574
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$82,387,493
Average amounts sold — in USD	$81,417,774
Interest rate swaps:
Average notional value — pays fixed rate	$324,823,172
Average notional value — receives fixed rate	$488,482,409

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$2,254,816	$2,539,146
Swaps — centrally cleared	—	432,507
Swaps — OTC[1]	906,464	3,002,016

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$3,161,280	$5,973,669
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(2,254,816)	(2,971,653)

Total derivative assets and liabilities subject to an MNA	$906,464	$3,002,016

[1]	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statement of Assets and Liabilities.

See Notes to Financial Statements.

18	BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2016

Schedule of Investments (continued)

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund.

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Bank of America N.A.	$ 13,062	$ (13,062)	—	—	—
Barclays Bank PLC	74,693	—	—	—	$ 74,693
Citibank N.A.	688,542	(53,379)	—	$(635,163)	—
Goldman Sachs Bank USA	93,799	(9,689)	—	—	84,110
HSBC Bank USA N.A.	24,272	(24,272)	—	—	—
JPMorgan Chase Bank N.A.	12,096	(12,096)	—	—	—

Total	$906,464	$(112,498)	—	$(635,163)	$158,803

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[3]
Bank of America N.A.	$ 239,327	$ (13,062)	—	—	$ 226,265
Citibank N.A.	53,379	(53,379)	—	—	—
Deutsche Bank AG	1,228,275	—	—	—	1,228,275
Goldman Sachs Bank USA	9,689	(9,689)	—	—	—
HSBC Bank USA N.A.	116,286	(24,272)	—	—	92,014
JPMorgan Chase Bank N.A.	1,342,996	(12,096)	—	—	1,330,900
Morgan Stanley Capital Services LLC	12,064	—	—	—	12,064

Total	$3,002,016	$(112,498)	—	—	$2,889,518

[1]    The amount of derivatives available for offset is limited to the amount of assets and/or liabilities that are subject to an MNA.

[2]    Net amount represents the net amount receivable from the counterparty in the event of default.

[3]    Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$1	—	$1
Common Stocks	$211,197	140,303,249	$ 5,440	140,519,886
Foreign Government Obligations	—	161,981,237	—	161,981,237
Other Interests	—	—	30	30
Preferred Securities	—	903,512	—	903,512
Rights	—	16	—	16
U.S. Treasury Obligations	—	37,675,509	—	37,675,509
Short-Term Securities	263,713,308	125,655	—	263,838,963

Total	$263,924,505	$340,989,179	$ 5,470	$604,919,154

See Notes to Financial Statements.

BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2016	19

Schedule of Investments (concluded)

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Equity contracts	$2,265,631	—	—	$2,265,631
Interest rate contracts	96,772	$1,677,706	—	1,774,478
Liabilities:
Equity contracts	(1,329,585)	—	—	(1,329,585)
Foreign currency exchange contracts	(4,916,659)	—	—	(4,916,659)
Interest rate contracts	(881,405)	(4,240,522)	—	(5,121,927)

Total	$(4,765,246)	$(2,562,816)	—	$(7,328,062)

[1] Derivative financial instruments are swaps and futures contracts. Swaps and futures contracts are valued at the unrealized appreciation/depreciation on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for futures contracts	$34,322,100	—	—	$34,322,100
Cash pledged for centrally cleared swaps	7,894,000	—	—	7,894,000
Foreign currency at value	1,618,258	—	—	1,618,258
Liabilities:
Collateral on securities loaned at value	—	$(125,655)	—	(125,655)
Cash received as collateral for OTC derivatives	—	(1,180,000)	—	(1,180,000)

Total	$43,834,358	$(1,305,655)	—	$42,528,703

During the six months ended March 31, 2016, there were no transfers between levels.

See Notes to Financial Statements.

20	BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2016

Statement of Assets and Liabilities

March 31, 2016 (Unaudited)

Assets
Investments at value — unaffiliated (including securities loaned at value of $120,549) (cost — $338,989,693)	$341,080,191
Investments at value — affiliated (cost — $263,838,963)	263,838,963
Cash pledged:
Futures contracts	34,322,100
Centrally cleared swaps	7,894,000
Foreign currency at value (cost — $1,525,131)	1,618,258
Receivables:
Investments sold	65,772
Swaps	690,771
Securities lending income — affiliated	13
Capital shares sold	462,739
Dividends — affiliated	92,971
Dividends — unaffiliated	725,537
Interest	1,361,617
From the Manager	1,544
Variation margin on futures contracts	2,254,816
Unrealized appreciation on OTC swaps	906,464
Prepaid expenses	55,273
Other assets	6,943

Total assets	655,377,972

Liabilities
Cash received as collateral for OTC derivatives	1,180,000
Collateral on securities loaned at value	125,655
Payables:
Investments purchased	60,079
Swaps	739,495
Capital shares redeemed	591,777
Investment advisory fees	285,472
Officer’s and Trustees’ fees	6,826
Other accrued expenses	504,194
Other affiliates	66,076
Service and distribution fees	118,601
Variation margin on futures contracts	2,539,146
Variation margin on centrally cleared swaps	432,507
Unrealized depreciation on OTC swaps	3,002,016
Total liabilities	9,651,844

Net Assets	$645,726,128

Net Assets Consist of
Paid-in capital	$678,729,029
Distributions in excess of net investment income	(840,047)
Accumulated net realized loss	(27,093,009)
Net unrealized appreciation (depreciation)	(5,069,845)

Net Assets	$645,726,128

Net Asset Value
Institutional — Based on net assets of $283,740,566 and 21,081,930 shares outstanding, unlimited number of shares authorized, $0.001 par value	$13.46

Service — Based on net assets of $1,741,916 and 129,986 shares outstanding, unlimited number of shares authorized, $0.001 par value	$13.40

Investor A — Based on net assets of $295,418,936 and 22,050,291 shares outstanding, unlimited number of shares authorized, $0.001 par value	$13.40

Investor B — Based on net assets of $2,532,940 and 191,107 shares outstanding, unlimited number of shares authorized, $0.001 par value	$13.25

Investor C — Based on net assets of $62,291,770 and 4,768,577 shares outstanding, unlimited number of shares authorized, $0.001 par value	$13.06

See Notes to Financial Statements.

BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2016	21

Statement of Operations

Six Months Ended March 31, 2016 (Unaudited)

Investment Income
Interest	$1,547,898
Dividends — unaffiliated	1,338,647
Dividends — affiliated	365,024
Securities lending — affiliated — net	7,534
Foreign taxes withheld	(171,993)

Total income	3,087,110

Expenses
Investment advisory	1,792,106
Service and distribution — class specific	720,647
Transfer agent — class specific	552,360
Administration	136,585
Administration — class specific	65,195
Accounting services	86,101
Professional	82,266
Registration	43,221
Printing	42,862
Custodian	72,461
Officer and Trustees	11,666
Miscellaneous	82,272
Recoupment of past waived and/or reimbursed fees — class specific	92

Total expenses	3,687,834
Less:
Fees waived by the Manager	(95,133)
Administration fees waived — class specific	(385)
Transfer agent fees waived — class specific	(2,323)
Transfer agent fees reimbursed — class specific	(4,132)

Total expenses after fees waived and/or reimbursed	3,585,861

Net investment income	(498,751)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	(20,351,863)
Capital gain distributions received from affiliated investment companies	8,195
Futures contracts	(12,285,707)
Swaps	2,628,651
Foreign currency transactions	7,128,104

(22,872,620)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	26,432,781
Futures contracts	(3,611,725)
Swaps	(2,408,327)
Foreign currency translations	188,608

20,601,337

Net realized and unrealized loss	(2,271,283)

Net Decrease in Net Assets Resulting from Operations	$(2,770,034)

See Notes to Financial Statements.

22	BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2016

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets:	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30, 2015

Operations
Net investment income	$(498,751)	$1,126,221
Net realized gain (loss)	(22,872,620)	32,163,436
Net change in unrealized appreciation (depreciation)	20,601,337	(40,836,374)

Net decrease in net assets resulting from operations	(2,770,034)	(7,546,717)

Distributions to Shareholders From[1]
Net investment income:
Institutional	(9,784,450)	(7,149,829)
Service	(59,935)	(31,675)
Investor A	(10,156,296)	(6,670,170)
Investor B	(51,740)	(61,710)
Investor C	(1,747,687)	(1,086,621)
Net realized gain:
Institutional	(3,667,024)	(16,489,741)
Service	(24,525)	(83,973)
Investor A	(4,156,638)	(17,397,558)
Investor B	(42,170)	(318,235)
Investor C	(903,385)	(3,827,246)

Decrease in net assets resulting from distributions to shareholders	(30,593,850)	(53,116,758)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	34,173,031	(70,375,042)

Net Assets
Total increase (decrease) in net assets	809,147	(131,038,517)
Beginning of period	644,916,981	775,955,498

End of period	$645,726,128	$644,916,981

Undistributed (distributions in excess of) net investment income, end of period	$(840,047)	$21,458,812

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2016	23

Financial Highlights

	Institutional
	Six Months Ended March 31, 2016	Year Ended September 30,
	(Unaudited)	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of period	$14.20	$15.52	$15.95	$15.37	$14.03	$14.31

Net investment income[1]	0.01	0.06	0.04	0.19	0.23	0.29
Net realized and unrealized gain (loss)	(0.05)	(0.23)	1.04	1.19	1.68	(0.26)

Net increase (decrease) from investment operations	(0.04)	(0.17)	1.08	1.38	1.91	0.03

Distributions from:[2]
Net investment income	(0.51)	(0.35)	(0.20)	(0.22)	(0.26)	(0.31)
Net realized gain	(0.19)	(0.80)	(1.31)	(0.58)	(0.31)	—

Total distributions	(0.70)	(1.15)	(1.51)	(0.80)	(0.57)	(0.31)

Net asset value, end of period	$13.46	$14.20	$15.52	$15.95	$15.37	$14.03

Total Return[3]
Based on net asset value	(0.42)%[4]	(1.27)%	7.02%	9.35%	13.89%	0.06%

Ratios to Average Net Assets
Total expenses[5]	0.88%[6]	0.84%[7]	0.85%[7]	0.91%[7]	0.95%[7]	0.94%

Total expenses after fees waived and/or reimbursed and paid indirectly[5]	0.85%[6]	0.81%	0.82%	0.87%	0.90%	0.90%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense[5]	0.85%[6]	0.81%	0.82%	0.87%	0.89%	0.89%

Net investment income[5]	0.10%[6]	0.40%	0.28%	1.22%	1.59%	1.91%

Supplemental Data
Net assets, end of period (000)	$283,741	$265,521	$342,794	$132,007	$59,041	$40,259

Portfolio turnover rate[8]	154%	295%	181%	192%	324%	401%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended March 31, 2016	Year Ended September 30,
	(Unaudited)	2015	2014	2013	2012	2011
Investments in underlying funds	0.07%	0.08%	0.11%	0.10%	0.05%	—

[6]	Annualized.

[7]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the years ended September 30, 2013 and September 30, 2012, the ratio would have been 0.89% and 0.91%, respectively. There was no financial impact to the expense ratios for the years ended September 30, 2015 and September 30, 2014.

[8]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended March 31, 2016	Year Ended September 30,
	(Unaudited)	2015	2014	2013	2012	2011
Portfolio turnover rate (excluding MDRs)	153%	295%	181%	192%	254%	236%

See Notes to Financial Statements.

24	BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2016

Financial Highlights (continued)

	Service
	Six Months Ended March 31, 2016	Year Ended September 30,
	(Unaudited)	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of period	$14.12	$15.44	$15.90	$15.31	$13.99	$14.27

Net investment income (loss)[1]	(0.02)	0.01	(0.01)	0.15	0.19	0.25
Net realized and unrealized gain (loss)	(0.04)	(0.23)	1.02	1.19	1.67	(0.26)

Net increase (decrease) from investment operations	(0.06)	(0.22)	1.01	1.34	1.86	(0.01)

Distributions from:[2]
Net investment income	(0.47)	(0.30)	(0.16)	(0.17)	(0.23)	(0.27)
Net realized gain	(0.19)	(0.80)	(1.31)	(0.58)	(0.31)	—

Total distributions	(0.66)	(1.10)	(1.47)	(0.75)	(0.54)	(0.27)

Net asset value, end of period	$13.40	$14.12	$15.44	$15.90	$15.31	$13.99

Total Return[3]
Based on net asset value	(0.58)%[4]	(1.58)%	6.57%	9.06%	13.53%	(0.21)%

Ratios to Average Net Assets
Total expenses[5]	1.21%[6]	1.21%[7]	1.21%[7]	1.24%[7]	1.27%	1.24%

Total expenses after fees waived and/or reimbursed and paid indirectly[5]	1.17%[6]	1.17%	1.17%	1.17%	1.18%	1.18%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense[5]	1.17%[6]	1.17%	1.17%	1.17%	1.17%	1.17%

Net investment income (loss)[5]	(0.22)%[6]	0.05%	(0.04)%	0.95%	1.30%	1.63%

Supplemental Data
Net assets, end of period (000)	$1,742	$1,703	$1,703	$1,774	$1,915	$1,676

Portfolio turnover rate[8]	154%	295%	181%	192%	324%	401%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended March 31, 2016	Year Ended September 30,
	(Unaudited)	2015	2014	2013	2012	2011
Investments in underlying funds	0.07%	0.08%	0.11%	0.10%	0.05%	—

[6]	Annualized.

[7]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the period ended March 31, 2016 and the years ended September 30, 2015, September 30, 2014 and September 30, 2013, the ratios would have been 1.20%, 1.17%, 1.17% and 1.23%, respectively.

[8]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended March 31, 2016	Year Ended September 30,
	(Unaudited)	2015	2014	2013	2012	2011
Portfolio turnover rate (excluding MDRs)	153%	295%	181%	192%	254%	236%

See Notes to Financial Statements.

BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2016	25

Financial Highlights (continued)

	Investor A
	Six Months Ended March 31, 2016	Year Ended September 30,
	(Unaudited)	2015	2014		2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of period	$14.12	$15.43	$15.89		$15.30	$13.98	$14.26

Net investment income (loss)[1]	(0.02)	0.02	(0.00	)2	0.15	0.19	0.25
Net realized and unrealized gain (loss)	(0.04)	(0.22)	1.01		1.19	1.66	(0.26)

Net increase (decrease) from investment operations	(0.06)	(0.20)	1.01		1.34	1.85	(0.01)

Distributions from:[3]
Net investment income	(0.47)	(0.31)	(0.16)		(0.17)	(0.22)	(0.27)
Net realized gain	(0.19)	(0.80)	(1.31)		(0.58)	(0.31)	—

Total distributions	(0.66)	(1.11)	(1.47)		(0.75)	(0.53)	(0.27)

Net asset value, end of period	$13.40	$14.12	$15.43		$15.89	$15.30	$13.98

Total Return[4]
Based on net asset value	(0.58)%[5]	(1.48)%	6.58%		9.09%	13.51%	(0.23)%

Ratios to Average Net Assets
Total expenses[6]	1.19%[7]	1.14%	1.16%[8]		1.18%	1.23%	1.20%

Total expenses after fees waived and/or reimbursed and paid indirectly[6]	1.16%[7]	1.11%	1.13%		1.14%	1.20%	1.20%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense[6]	1.16%[7]	1.11%	1.13%		1.14%	1.19%	1.19%

Net investment income (loss)[6]	(0.22)%[7]	0.11%	(0.00)%		0.98%	1.28%	1.61%

Supplemental Data
Net assets, end of period (000)	$295,419	$308,570	$350,131		$374,715	$390,209	$370,916

Portfolio turnover rate[9]	154%	295%	181%		192%	324%	401%

[1]	Based on average shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended March 31, 2016	Year Ended September 30,
	(Unaudited)	2015	2014	2013	2012	2011
Investments in underlying funds	0.07%	0.08%	0.11%	0.10%	0.05%	—

[7]	Annualized.

[8]	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended September 30, 2014, the ratios would have been 1.15%.

[9]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended March 31, 2016	Year Ended September 30,
	(Unaudited)	2015	2014	2013	2012	2011
Portfolio turnover rate (excluding MDRs)	153%	295%	181%	192%	254%	236%

See Notes to Financial Statements.

26	BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2016

Financial Highlights (continued)

	Investor B
	Six Months Ended March 31, 2016	Year Ended September 30,
	(Unaudited)	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of period	$13.81	$15.12	$15.69	$15.10	$13.83	$14.10

Net investment income (loss)[1]	(0.08)	(0.14)	(0.15)	0.01	0.06	0.13
Net realized and unrealized gain (loss)	(0.05)	(0.22)	1.00	1.16	1.65	(0.26)

Net increase (decrease) from investment operations	(0.13)	(0.36)	0.85	1.17	1.71	(0.13)

Distributions from:[2]
Net investment income	(0.24)	(0.15)	(0.11)	(0.01)	(0.13)	(0.14)
Net realized gain	(0.19)	(0.80)	(1.31)	(0.57)	(0.31)	—

Total distributions	(0.43)	(0.95)	(1.42)	(0.58)	(0.44)	(0.14)

Net asset value, end of period	$13.25	$13.81	$15.12	$15.69	$15.10	$13.83

Total Return[3]
Based on net asset value	(1.03)%[4]	(2.54)%	5.56%	8.04%	12.60%	(1.01)%

Ratios to Average Net Assets
Total expenses[5]	2.61%[6]	2.27%[7]	2.16%[7]	2.10%	2.08%	2.00%

Total expenses after fees waived and/or reimbursed and paid indirectly[5]	2.14%[6]	2.14%	2.13%	2.06%	2.06%	2.00%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense[5]	2.14%[6]	2.14%	2.13%	2.06%	2.05%	1.98%

Net investment income (loss)[5]	(1.21)%[6]	(0.95)%	(0.98)%	0.08%	0.45%	0.84%

Supplemental Data
Net assets, end of period (000)	$2,533	$3,395	$6,861	$12,730	$19,077	$31,595

Portfolio turnover rate[8]	154%	295%	181%	192%	324%	401%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended March 31, 2016	Year Ended September 30,
	(Unaudited)	2015	2014	2013	2012	2011
Investments in underlying funds	0.07%	0.08%	0.11%	0.10%	0.05%	—

[6]	Annualized.

[7]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the years ended September 30, 2015 and September 30, 2014, the ratios would have been 2.26% and 2.15%, respectively.

[8]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended March 31, 2016	Year Ended September 30,
	(Unaudited)	2015	2014	2013	2012	2011
Portfolio turnover rate (excluding MDRs)	153%	295%	181%	192%	254%	236%

See Notes to Financial Statements.

BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2016	27

Financial Highlights (concluded)

	Investor C
	Six Months Ended March 31, 2016	Year Ended September 30,
	(Unaudited)	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of period	$13.73	$15.06	$15.60	$15.02	$13.76	$14.04

Net investment income (loss)[1]	(0.06)	(0.08)	(0.10)	0.04	0.08	0.13
Net realized and unrealized gain (loss)	(0.05)	(0.22)	1.00	1.17	1.64	(0.25)

Net increase (decrease) from investment operations	(0.11)	(0.30)	0.90	1.21	1.72	(0.12)

Distributions from:[2]
Net investment income	(0.37)	(0.23)	(0.13)	(0.05)	(0.15)	(0.16)
Net realized gain	(0.19)	(0.80)	(1.31)	(0.58)	(0.31)	—

Total distributions	(0.56)	(1.03)	(1.44)	(0.63)	(0.46)	(0.16)

Net asset value, end of period	$13.06	$13.73	$15.06	$15.60	$15.02	$13.76

Total Return[3]
Based on net asset value	(0.86)%[4]	(2.20)%	5.91%	8.29%	12.75%	(0.94)%

Ratios to Average Net Assets
Total expenses[5]	1.87%[6]	1.82%	1.84%[7]	1.88%	1.93%	1.93%

Total expenses after fees waived and/or reimbursed and paid indirectly[5]	1.84%[6]	1.79%	1.81%	1.83%	1.90%	1.93%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense[5]	1.84%[6]	1.79%	1.81%	1.83%	1.90%	1.92%

Net investment income (loss)[5]	(0.89)%[6]	(0.57)%	(0.68)%	0.28%	0.58%	0.89%

Supplemental Data
Net assets, end of period (000)	$62,292	$65,728	$74,467	$81,850	$86,947	$81,644

Portfolio turnover rate[8]	154%	295%	181%	192%	324%	401%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended March 31, 2016	Year Ended September 30,
	(Unaudited)	2015	2014	2013	2012	2011
Investments in underlying funds	0.07%	0.08%	0.11%	0.10%	0.05%	—

[6]	Annualized.

[7]	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended September 30, 2014 the ratio would have been 1.83%.

[8]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended March 31, 2016	Year Ended September 30,
	(Unaudited)	2015	2014	2013	2012	2011
Portfolio turnover rate (excluding MDRs)	153%	295%	181%	192%	254%	236%

See Notes to Financial Statements.

28	BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2016

Notes to Financial Statements (Unaudited)

1. Organization:

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. These financial statements relate to one series of the Trust, BlackRock Managed Volatility Portfolio (the “Fund”). The Fund is classified as diversified.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Service Shares are sold without a sales charge and only to certain eligible investors. Investor B Shares are only available through exchanges and distribution reinvestments by current holders and for purchase by certain employer-sponsored retirement plans. Investor A and Investor C Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional and Service Shares	No	No		None
Investor A Shares	Yes	No	[1]	None
Investor B Shares	No	Yes		To Investor A Shares after approximately 8 years
Investor C Shares	No	Yes		None

[1]	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Foreign Currency: The Fund’s books and records are maintained in U.S. dollars. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Defensive Positions: Investment policies may vary for temporary defensive purposes during periods in which the investment advisor believes that conditions in the securities markets or other economic, financial or political conditions warrant. Under such conditions, the Fund may invest up to 100% of its total assets in, U.S. Government securities, certificates of deposit, repurchase agreements that involve purchases of debt securities, bankers’ acceptances and other bank obligations, commercial paper, money market funds and/or other debt securities, or may hold its assets in cash. The investment advisor applies this defensive posture as applicable and consistent with the Fund prospectus.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., futures contracts, forward foreign currency exchange contracts, options written and swaps) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2016	29

Notes to Financial Statements (continued)

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

Fair Value Inputs and Methodologies: The following methods (or “techniques”) and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Bond investments are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche.

•

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain

30	BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2016

Notes to Financial Statements (continued)

foreign exchange-traded equity securities (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of business on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•

The Fund values its investment in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

If events (e.g. a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such instruments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such instrument, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayments speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2016	31

Notes to Financial Statements (continued)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments are typically categorized as Level 3. The fair value hierarchy for the fund’s investments and derivative financial instruments have been included in the Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates, or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments ,which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, the Fund may subsequently have to reinvest the proceeds at lower interest rates. If the Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.
Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple

32	BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2016

Notes to Financial Statements (continued)

class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Fund’s initial investment in the IOs may not fully recoup.

Forward Commitments and When-Issued Delayed Delivery Securities: The Fund may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth. In addition, the Fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, the Fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

In order to better define contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, TBA commitments may be entered into by the Fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by the Fund and the counterparty. Cash collateral that has been pledged to cover the obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Typically, the Fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to the Fund are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities

BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2016	33

Notes to Financial Statements (continued)

loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty, which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Citigroup Global Markets, Inc.	$118,189	$(118,189)	—
SG Americas Securities LLC	2,360	(2,360)	—
Total	$120,549	$(120,549)	—

[1]

Collateral with a value of $125,655 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the table above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks. Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: The Fund invests in long and/or short positions in futures contracts to gain exposure to, or manage exposure to changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date.

Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities.

When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to gain or reduce exposure, to foreign currencies (foreign currency exchange rate risk)

34	BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2016

Notes to Financial Statements (continued)

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market.

The daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Swaps: The Fund enters into swap contracts to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statement of Assets and Liabilities. Payments received or paid are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statement of Operations.

•

Credit default swaps — The Fund enters into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk).

The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — The Fund enters into total return swaps to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one market (e.g., fixed income) with another market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2016	35

Notes to Financial Statements (continued)

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. If the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.

•	Interest rate swaps — The Fund enters into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

•

Forward swaps — The Fund enters into forward interest rate swaps and forward total return swaps. In a forward swap, the Fund and the counterparty agree to make periodic net payments beginning on a specified date or a net payment at termination.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty . To the extent amounts due to the Fund from its counterparties are not fully collateralized, it bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, it bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

36	BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2016

Notes to Financial Statements (continued)

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory

The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.550%
$1 Billion - $2 Billion	0.500%
$2 Billion - $3 Billion	0.475%
Greater than $3 Billion	0.450%

The Manager entered into separate sub-advisory agreements with BlackRock International Limited (“BIL”), BlackRock Asset Management North Asia Limited (“BNA”) and BlackRock (Singapore) Limited (“BRS”), each an affiliate of the Manager. The Manager pays BIL, BNA and BRS, for services they provide, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

Service and Distribution Fees

The Trust, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Service	Investor A	Investor B	Investor C
Service Fee	0.25%	0.25%	0.25%	0.25%
Distribution Fee	—	—	0.75%	0.75%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Service, Investor A, Investor B and Investor C shareholders.

For the six months ended March 31, 2016, the following table shows the class specific service and distribution fees borne directly by each class of the Fund:

Service	Investor A	Investor B	Investor C	Total
$2,218	$381,293	$15,135	$322,001	$720,647

Administration

The Trust, on behalf of the Fund, entered into an Administration Agreement with the Manager, an indirect, wholly owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Fund. The administration fees, which is shown as administration in the Statement of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fee
First $500 Million	0.0425%
$500 Million - $1 Billion	0.0400%
$1 Billion - $2 Billion	0.0375%
$2 Billion - $4 Billion	0.0350%
$4 Billion - $13 Billion	0.0325%
Greater than $13 Billion	0.0300%

BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2016	37

Notes to Financial Statements (continued)

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Statement of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the six months ended March 31, 2016, the following table shows the class specific administration fees borne directly by each class of the Fund:

Institutional	Service	Investor A	Investor B	Investor C	Total
$27,771	$178	$30,503	$303	$6,440	$65,195

The Manager may have, at its discretion, voluntarily waived all or any portion of its administration fees for the Fund or a share class, which are included in administration fees waived — class specific in the Statement of Operations.

Transfer Agent

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended March 31, 2016, the Fund paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	Service	Investor A	Total
$66,810	$1,237	$3,990	$72,037

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the six months ended March 31, 2016, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	Service	Investor A	Investor B	Investor C	Total
$919	$72	$47,825	$2,299	$2,167	$53,282

For the six months ended March 31, 2016, the following table shows the class specific transfer agent fees borne directly by each class of the Fund:

Institutional	Service	Investor A	Investor B	Investor C	Total
$188,157	$1,868	$308,043	$13,227	$41,065	$552,360

Other Fees

For the six months ended March 31, 2016, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares of $7,937.

For the six months ended March 31, 2016, affiliates received CDSCs as follows:

Investor A	Investor C	Total
$1,054	$2,157	$3,211

Expense Limitations, Waivers and Recoupments

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The expense limitations as a percentage of average daily net assets are as follows:

Institutional	Service	Investor A	Investor B	Investor C
0.89%	1.17%	1.37%	2.14%	2.14%

38	BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2016

Notes to Financial Statements (continued)

The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to February 1, 2017 unless approved by the Board, including a majority of the independent Trustees or by a vote of the majority of the outstanding voting securities of the Fund.

Class specific expense waivers or reimbursements are as follows:

	Service	Investor B	Total
Administration Fees Waived	$82	$303	$385
Transfer Agent Fees Waived	$24	$2,299	$2,323
Transfer Agent Fees Reimbursed	$4	$4,128	$4,132

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. This amount is shown as fees waived by the Manager in the Statement of Operations. For the six months ended March 31, 2016, BlackRock waived $95,133. In addition, the Manager has contractually agreed to waive the management fee on assets estimated to be attributed to the Fund’s investments in other equity and fixed-income mutual funds managed by the Manager or its affiliates, if any.

If during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of the following expenses:

(a)	The amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement.

(b)	The amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that:

•	The Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year.

•	The Manager or an affiliate continues to serve as the Fund’s investment advisor or administrator.

In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived and/or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

For the six months ended March 31, 2016, the Manager recouped waivers and/or reimbursements previously recorded of $92 for Service Shares.

On March 31, 2016, the Fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

Expires September 30,	Service	Investor B
2017	$162	$5,466
2018	$110	$6,730

Securities Lending

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment advisor to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining

BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2016	39

Notes to Financial Statements (continued)

portion to BIM as compensation for its services as securities lending agent. Pursuant to a securities lending agreement, BIM may lend securities only when the difference between the borrower rebate rate and the risk free rate exceeds a certain level (such securities, the “specials only securities”).

Pursuant to such agreement, the Fund retains 80% of securities lending income. In addition, commencing the business day following the date that the aggregate securities lending income earned across certain funds in the Equity-Liquidity Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of the calendar year securities lending income in an amount equal to 85% of securities lending income. The share of securities lending income earned by the Fund is shown as securities lending — affiliated — net in the Statement of Operations. For the six months ended March 31, 2016, the Fund paid BIM $1,646 for securities lending agent services.

Officers and Trustees Fees

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in Officer and Trustees in the Statement of Operations.

The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees. For the six months ended March 31, 2016, the sale transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were $4,123,379.

7. Purchases and Sales:

For the six months ended March 31, 2016, purchases and sales of investments, including paydowns, TBA transactions and excluding short-term securities were as follows:

	Purchases	Sales
Non-U.S. Government Securities	$511,068,776	$596,673,424
U.S. Government Securities	$37,624,117	$13,485,507

For the six months ended March 31, 2016, purchases and sales related to mortgage dollar rolls were $1,033,449 and 1,035,779, respectively.

8. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for each of the four years ended September 30, 2015. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of March 31, 2016, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

As of period end, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$603,780,214

Gross unrealized appreciation	$15,316,797
Gross unrealized depreciation	(14,177,857)

Net unrealized appreciation	$1,138,940

9. Borrowings:

The Trust, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders, under which the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2016 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statement of Operations,

40	BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2016

Notes to Financial Statements (continued)

and along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended March 31, 2016, the Fund did not borrow under the credit agreement.

10. Principal Risks:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers of securities owned by the Fund. Changes arising from the general economy; the overall market and local, regional or global political, and/or social instability; as well as currency, interest rate and price fluctuations may also affect the securities’ value.

Counterparty Credit Risk: Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund.

With exchange-traded futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

11. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended March 31, 2016		Year Ended September 30, 2015
	Shares	Amount	Shares	Amount
Institutional
Shares sold	4,536,419	$62,495,831	3,867,414	$57,700,050
Shares issued in reinvestment of distributions	756,129	10,366,529	1,215,917	17,582,178
Shares redeemed	(2,906,811)	(40,524,328)	(8,481,085)	(127,257,074)

Net increase (decrease)	2,385,737	$32,338,032	(3,397,754)	$(51,974,846)

Service
Shares sold	12,607	$ 181,057	10,488	$ 153,634
Shares issued in reinvestment of distributions	5,934	81,064	7,737	111,490
Shares redeemed	(9,152)	(125,186)	(7,934)	(119,894)

Net increase	9,389	$ 136,935	10,291	$ 145,230

BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2016	41

Notes to Financial Statements (concluded)

	Six Month Ended March 31, 2016		Year Ended September 30, 2015
	Shares	Amount	Shares	Amount
Investor A
Shares sold and automatic conversion of shares	893,750	$12,567,061	1,383,569	$20,577,493
Shares issued in reinvestment of distributions	1,025,562	13,998,929	1,637,182	23,575,412
Shares redeemed	(1,726,642)	(23,883,757)	(3,849,065)	(57,221,538)

Net increase (decrease)	192,670	$2,682,233	(828,314)	$(13,068,633)

Investor B
Shares sold	1,734	$24,012	2,014	$33,315
Shares issued in reinvestment of distributions	6,698	90,756	26,047	369,876
Shares redeemed and automatic conversion of shares	(63,106)	(850,595)	(235,961)	(3,438,472)

Net decrease	(54,674)	$(735,827)	(207,900)	$(3,035,281)

Investor C
Shares sold	363,901	$4,961,601	608,607	$8,793,934
Shares issued in reinvestment of distributions	188,815	2,518,793	332,475	4,681,258
Shares redeemed	(571,021)	(7,728,736)	(1,099,226)	(15,916,704)

Net decrease	(18,305)	$(248,342)	(158,144)	$(2,441,512)

Total Net Increase (Decrease)	2,514,817	$34,173,031	(4,581,821)	$(70,375,042)

12. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were issued and the following items were noted:

Effective April 21, 2016, the credit agreement was extended until April 2017. The updated agreement includes the following terms: A fee of 0.12% per annum on the unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The commitment amounts remain unchanged. Administration, legal and arrangement fees in connection with the amended credit agreement, and along with commitment fees, are allocated among the Participating Funds based upon portions of the aggregate commitment available to them and relative net assets of the Participating Funds.

42	BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2016

Officers and Trustees

Rodney D. Johnson, Chair of the Board and Trustee

David O. Beim, Trustee

Susan J. Carter, Trustee

Collette Chilton, Trustee

Neil A. Cotty, Trustee

Dr. Matina S. Horner, Trustee

Cynthia A. Montgomery, Trustee

Joseph P. Platt, Trustee

Robert C. Robb, Jr., Trustee

Mark Stalnecker, Trustee

Kenneth L. Urish, Trustee

Claire A. Walton, Trustee

Frederick W. Winter, Trustee

Barbara G. Novick, Trustee

John M. Perlowski, Trustee, President and Chief Executive Officer

Richard Hoerner, CFA, Vice President

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

Fernanda Piedra, Anti-Money Laundering Compliance Officer

Benjamin Archibald, Secretary

Effective December 31, 2015, Herbert I. London and Toby Rosenblatt retired as Trustees of the Trust.

Effective February 5, 2016, Frank J. Fabozzi resigned as a Trustee of the Trust.

Effective February 8, 2016, Susan J. Carter, Neil A. Cotty and Claire A. Walton were elected to serve as Trustees of the Trust.

Investment Advisor and Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Sub-Advisors BlackRock International Limited Edinburgh, Scotland EH3 8BL	Custodian The Bank of New York Mellon New York, NY 10286	Distributor BlackRock Investments, LLC New York, NY 10022

Legal Counsel Sidley Austin LLP New York, NY 10019	BlackRock Asset Management North Asia Limited Hong Kong	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103	Address of the Trust 100 Bellevue Parkway Wilmington, DE 19809
Accounting Agent and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	BlackRock (Singapore) Limited 079912 Singapore

BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2016	43

Additional Information

Proxy Results

A Special Meeting of Shareholders was held on February 8, 2016 for shareholders of record on December 11, 2015, to elect a Board of Trustees of the Trust.

		Votes For	Votes Withheld
Approved the Trustees* as follows:	David O. Beim	3,327,629,620	22,971,395
	Susan J. Carter	3,329,237,692	21,363,323
	Collette Chilton	3,329,179,365	21,421,650
	Neil A. Cotty	3,328,526,288	22,074,727
	Matina S. Horner	3,326,965,973	23,635,042
	Rodney D. Johnson	3,327,844,311	22,756,704
	Cynthia A. Montgomery	3,328,882,847	21,718,168
	Joseph P. Platt	3,327,563,553	23,037,462
	Robert C. Robb, Jr.	3,327,822,475	22,778,540
	Mark Stalnecker	3,327,691,900	22,909,115
	Kenneth L. Urish	3,324,875,151	25,725,864
	Claire A. Walton	3,329,000,010	21,601,005
	Frederick W. Winter	3,327,879,107	22,721,908
	Barbara G. Novick	3,327,607,976	22,993,039
	John M. Perlowski	3,326,473,221	24,127,794

*	Denotes Trust-wide proposal and voting results.

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

Availability of Quarterly Portfolio Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit http://www.blackrock.com for more information.

44	BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2016

Additional Information (concluded)

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRA’s, SEP IRA’s and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2016	45

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

MV-3/16-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

2

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds

  Date: June 2, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds

  Date: June 2, 2016

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Funds

  Date: June 2, 2016

3